REGISTRATION NOs.   2-89971

                                            811-3990

UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 66	X
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	X
AMENDMENT NO. 67	X

NORTHWESTERN MUTUAL SERIES FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(414) 271-1444

(REGISTRANT’S TELEPHONE NUMBER)

LESLI MCLINDEN, SECRETARY

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[ ]	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
[ X ]	ON MAY 1, 2017 PURSUANT TO PARAGRAPH (b)
[ ]	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
[ ]	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ]	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

NORTHWESTERN MUTUAL SERIES FUND, INC.

PROSPECTUS

May 1, 2017

EQUITY PORTFOLIOS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

LARGE COMPANY VALUE PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

RESEARCH INTERNATIONAL CORE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME PORTFOLIOS

GOVERNMENT MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MULTI-SECTOR BOND PORTFOLIO

ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i	Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital. Current income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.44%
Fee Waiver(1)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.43%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$140	$246	$554

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65.66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of medium and large capitalization companies. For this purpose, medium and large capitalization companies are those with a market capitalization of companies in the Russell 1000® Growth Index. As of December 31, 2016, companies in the Russell 1000® Growth Index had market capitalizations between approximately $644 million and $618 billion.

The Portfolio invests in stocks selected by a team of Global Research analysts, with each analyst responsible for investments in his or her area of expertise. These analysts use a fundamental research process to identify investments for the Portfolio. The analysts, under the direction of the director of the Global Research team, determine the Portfolio’s allocations among market sectors. The Portfolio invests in those companies in which the analysts have the highest degree of conviction or have identified the potential for strong earnings growth or share price appreciation in the near-term. The analysts’ focus on fundamental stock selection leads them not only to stocks with capital-appreciation potential, but also to companies that can generate cash flow and thus support dividends.

The Portfolio seeks to reduce overall risk by diversifying its assets across economic sectors, industry groups and companies. The Portfolio is structured so that its sector weights are generally similar to those of the Russell 1000® Growth Index, the Portfolio’s benchmark. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

The Portfolio invests primarily in common stocks. It may also invest up to 20% of net assets in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts (ADRs).

Northwestern Mutual Series Fund, Inc. Prospectus	1

Growth Stock Portfolio – Summary

The Portfolio typically sells a security when the research analyst responsible for the investment believes there has been a change in the fundamental factors surrounding the company, the company has been fully valued, or a more attractive opportunity has been identified.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objectives. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.

•

Investment Style Risk – A Portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

2	Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 1st – ‘12 17.23%    Worst Qtr: 4th – ‘08 -22.25%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Growth Stock Portfolio
2.47%	12.69%	6.32%
Russell 1000® Growth Index
(reflects no deduction for fees, expenses or taxes)
7.08%	14.50%	8.33%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average
(reflects deductions for fees and expenses)
2.23%	13.30%	7.16%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: The Boston Company Asset Management, LLC (TBC)

Portfolio Manager: Elizabeth Slover, Portfolio Manager, Senior Managing Director at TBC and Director of TBC’s Global Research team, who has been with TBC since 2005, has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	3

Focused Appreciation Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.74%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.76%
Fee Waiver(1)	(0.13)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.63%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$230	$410	$930

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9.38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies, but may invest in companies of any size. For this purpose, large capitalization companies are those with a market capitalization in excess of $5 billion at the time of purchase.

The adviser employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. Long-term structural growth drivers are dynamics that in the manager’s opinion are not likely to change for five years or longer such as the transition of consumer shopping from in-store to online. The adviser aims to invest in companies when they trade at a significant discount to the estimate of their intrinsic value. The intrinsic value of a company is the true worth of its business as perceived by the portfolio managers, which may not be fully reflected in the market price of its stock. The adviser calculates the intrinsic value of a company by the discounted net present value of future cash flows. The Portfolio normally invests across a wide range of sectors and industries. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process and, as a result, may at times have a relatively high percentage of its assets invested in a particular sector.

The Portfolio invests primarily in a core group of 30-40 securities, but may exceed this range. The Portfolio invests primarily in common stocks. The Portfolio may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (ADRs) and emerging market securities. The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means it may hold a larger position in a particular company or smaller number of companies than a “diversified” fund.

4	Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio – Summary

The Portfolio may sell an investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Investment Style Risk – A Portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Liquidity Risk – Certain of the Portfolio’s investments, such as small cap stocks and foreign securities, in particular emerging market securities, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Non-Diversification Risk – The Portfolio is classified as a non-diversified fund and is permitted to invest a greater portion of its assets in a single security or a small number of securities. As a result, an increase or decrease in the value of single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return, and the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

Northwestern Mutual Series Fund, Inc. Prospectus	5

Focused Appreciation Portfolio – Summary

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 17.90%    Worst Qtr: 4th – ‘08 -23.19%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Focused Appreciation Portfolio
5.87%	15.33%	8.55%
Russell 1000® Growth Index
(reflects no deduction for fees, expenses or taxes)
7.08%	14.50%	8.33%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average
(reflects deductions for fees and expenses)
2.23%	13.30%	7.16%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Loomis, Sayles & Company, L.P. (Loomis Sayles)

Portfolio Manager: Aziz V. Hamzaogullari, CFA, Vice President of Loomis Sayles, joined Loomis Sayles in 2010 and began managing the Portfolio in 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

6	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Core Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.43%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.45%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6.83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For this purpose, large capitalization equity investments are those whose market capitalizations are above $5 billion at the time of purchase.

In choosing securities, the Portfolio’s portfolio managers first identify economic sectors they believe can support longer term profit growth. Using fundamental analysis, the Portfolio’s portfolio managers then seek companies within these sectors that have dominant positions and sustainable competitive advantages in their industries, superior management that productively reinvests cash flow, sustainable profitability, strong balance sheets, expanding global presence and the potential to achieve predictable, above-average earnings and dividend growth over the next three to five years or longer. The Portfolio may also invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index. However, the sectors actually represented in the Portfolio and the sector weights may differ based on the adviser’s fundamental analysis and economic outlook. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

The Portfolio invests primarily in common stocks of U.S. and foreign based companies listed on U.S. exchanges. Up to 20% of the Portfolio’s net assets may be invested in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts (ADRs). The Portfolio may invest in both dividend paying and non-dividend paying stocks.

The Portfolio employs a “buy-and-hold” strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the Portfolio’s trading cost. The Portfolio typically sells a security when the Portfolio’s portfolio managers believe there is a significant adverse change in the company’s business fundamentals that may lead to a sustained impairment in earnings power, the company has become significantly overvalued in terms of earnings, assets or growth prospects, or more attractive alternatives exist.

Northwestern Mutual Series Fund, Inc. Prospectus	7

Large Cap Core Stock Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.

•

Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

8	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Core Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 16.96%    Worst Qtr: 4th – ‘08 -22.18%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Large Cap Core Stock Portfolio
7.57%	10.20%	4.59%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)
11.96%	14.66%	6.95%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average
(reflects deductions for fees and expenses)
9.96%	13.28%	6.02%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: Fayez Sarofim & Co. (Sarofim & Co.)

Portfolio Managers: Since 2013, the Portfolio is managed by a team of portfolio managers employed by Sarofim & Co. The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The team consists of:

Fayez Sarofim, Chairman of the Board and Co-Chief Investment Officer, who founded Sarofim & Co. in 1958.

Gentry Lee, CFA, Chief Executive Officer and Co-Chief Investment Officer of Sarofim & Co., who has been with Sarofim & Co. since 1998.

Alan R. Christensen, CFA, President of Sarofim & Co., who has been with Sarofim & Co. since 2005.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	9

Large Cap Blend Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.77%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.82%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21.12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes), in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. The Portfolio defines large capitalization companies as those with a market capitalization in excess of $5 billion, at the time of investment. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts (ADRs) and other equity securities of foreign issuers which are denominated in U.S. dollars. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and ADRs.

The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio believes good businesses have some or all of the following characteristics: a strong, defendable market or products and services niche; a high degree of recurring revenue; modestly priced products or services; attractive return-on-investment and above average growth or improving profitability prospects. The Portfolio considers valuation on both an absolute and relative basis utilizing both historical and prospective analysis. In reviewing companies, the Portfolio applies the characteristics identified above on a case-by-case basis.

The adviser will generally sell a security held by the Portfolio when it believes the security has achieved its value potential, when such sale is necessary for diversification of the Portfolio, when changing fundamentals signal a deteriorating value potential or when other securities have a better value potential.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to

10	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Blend Portfolio – Summary

directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.

•

Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 15.09%    Worst Qtr: 4th – ‘08 -22.37%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Large Cap Blend Portfolio
13.99%	13.55%	4.28%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)
11.96%	14.66%	6.63%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average
(reflects deductions for fees and expenses)
9.96%	13.28%	—

Northwestern Mutual Series Fund, Inc. Prospectus	11

Large Cap Blend Portfolio – Summary

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Fiduciary Management, Inc. (FMI)

Portfolio Managers: FMI’s investment decisions are made by a Portfolio Management Committee (PMC). The investment process employed by the PMC is team based, and the PMC as a whole, not any individual member, is primarily responsible for the day-to-day management of the Portfolio. The PMC has managed the Portfolio since 2012. PMC members include:

Patrick J. English, CFA, Chief Executive Officer and Chief Investment Officer, who has been with FMI since 1986.

John S. Brandser, President, Chief Operating Officer and Chief Compliance Officer, who has been with FMI since 1995.

Andy P. Ramer, CFA, Director of Research, who has been with FMI since 2002.

Jonathan T. Bloom, CFA, Research Analyst, who has been with FMI since 2010.

Matthew J. Goetzinger, CFA, Research Analyst, who has been with FMI since 2004.

Robert M. Helf, CFA, Research Analyst, who has been with FMI since 1998.

Daniel G. Sievers, CFA, Research Analyst, who has been with FMI since 2009.

Matthew T. Sullivan, Research Analyst, who has been with FMI since 2013.

Jordan S. Teschendorf, Research Analyst, who has been with FMI since 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends, and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

12	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.21%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3.28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of December 31, 2016, the market capitalization range of the S&P 500® Index was approximately $3 billion to $618 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Because the Portfolio is managed with a goal of fully replicating the underlying S&P 500® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P 500® Index. Changes to the underlying company constituents of the S&P 500® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P 500® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by S&P 500® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments.

The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

Northwestern Mutual Series Fund, Inc. Prospectus	13

Index 500 Stock Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Index Concentration Risk – Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index may be concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Portfolio may be similarly concentrated. As a result, Portfolio performance may be adversely affected by such concentration, the Portfolio may be subject to increased price volatility, and the Portfolio may be more susceptible to adverse economic, market, political or regulatory developments affecting that market, industry, group of industries, sector or asset class in which the concentration occurs.

•

Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

14	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 15.93%    Worst Qtr: 4th – ‘08 -21.88%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Index 500 Stock Portfolio
11.73%	14.41%	6.79%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)
11.96%	14.66%	6.95%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average
(reflects deductions for fees and expenses)
11.51%	14.20%	6.59%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan is a Director of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is a Director of MSA and joined The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) in 1998. He has co-managed the Portfolio since 2010.

Joseph A. Travia is an Associate of MSA, joined MSA in 2002 and joined Northwestern Mutual in 1999. He has co-managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	15

Large Company Value Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek long-term capital growth. Income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.76%
Fee Waiver(1)	(0.02)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.74%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$241	$420	$940

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 79.86% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in larger companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000® Index. As of December 31, 2016, the market capitalization range of the Russell 1000® Index was approximately $644 million to $618 billion.

The adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the adviser believes more accurately reflects the fair value of the company.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. The adviser also may consider whether the companies’ securities have a favorable dividend-paying history and whether dividend payments are expected to continue or increase.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives. When the adviser believes it is prudent, the Portfolio may invest a portion of its assets in foreign securities and American Depositary Receipts (ADRs) (up to 20% of net assets), including those of companies located in emerging markets, and utilize forwards and futures for cash management purposes or to hedge foreign currency exposure.

16	Northwestern Mutual Series Fund, Inc. Prospectus

Large Company Value Portfolio – Summary

The adviser may sell stocks from the Portfolio if it believes a stock no longer meets established valuation criteria.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in warrants may be more volatile than the underlying investments in stocks.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	17

Large Company Value Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 16.05%    Worst Qtr: 4th – ‘08 -21.19%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Large Company Value Portfolio
15.36%	13.90%	4.55%
Russell 1000® Value Index
(reflects no deduction for fees, expenses or taxes)
17.34%	14.80%	5.39%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average
(reflects deductions for fees and expenses)
15.59%	13.80%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Brendan Healy, CFA, Vice President and Portfolio Manager, joined American Century in 2000 and has served as a manager for the portfolio since 2007.

Brian Woglom, CFA, Vice President and Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

18	Northwestern Mutual Series Fund, Inc. Prospectus

Domestic Equity Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.53%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.55%
Fee Waiver(1)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.54%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$175	$306	$688

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12.24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Generally, the companies in which the Portfolio invests will have a market value of $5 billion or more. The Portfolio invests in a core group of 30-40 securities.

The Portfolio primarily invests in common stocks of large-capitalization companies, but may also invest in mid-capitalization companies, that its adviser believes have long-term capital appreciation potential. Typically, the Portfolio seeks securities the adviser believes are undervalued in relation to their intrinsic value. The intrinsic value of a company is the true worth of the business, which may not be fully reflected in the market price of its stock. The adviser seeks to determine a company’s intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. On a selective basis, the adviser considers a company’s plans for future operation.

The Portfolio may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Portfolio may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry or sector.

Northwestern Mutual Series Fund, Inc. Prospectus	19

Domestic Equity Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

•

Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 17.74%    Worst Qtr: 4th – ‘08 -19.72%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Domestic Equity Portfolio
14.98%	14.92%	5.64%
Russell 1000® Value Index
(reflects no deduction for fees, expenses or taxes)
17.34%	14.80%	5.72%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average
(reflects deductions for fees and expenses)
15.59%	13.80%	5.54%

20	Northwestern Mutual Series Fund, Inc. Prospectus

Domestic Equity Portfolio – Summary

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Delaware Investments Fund Advisers (Delaware), a series of Macquarie Investment Management Business Trust

Portfolio Managers: D. Tysen Nutt, Jr., Senior Vice President, Senior Portfolio Manager and Team Leader, has been with Delaware since 2004, and has co-managed the Portfolio since 2012.

Robert A. Vogel, Jr., CFA, Vice President and Senior Portfolio Manager, has been with Delaware since 2004, and has co-managed the Portfolio since 2012.

Nikhil G. Lalvani, CFA, Vice President and Senior Portfolio Manager, has been with Delaware since 1997, and has co-managed the Portfolio since 2012.

Kristen E. Bartholdson, Vice President and Senior Portfolio Manager, has been with Delaware since 2006, and has co-managed the Portfolio since 2012.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	21

Equity Income Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.63%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.66%
Fee Waiver(1)	(0.03)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.63%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$208	$365	$820

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23.09% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. For this purpose, larger capitalization stocks are those with a market capitalization greater than $5 billion. The Portfolio generally seeks investments in large-capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the S&P 500® Stock Index. This level is merely a guideline and there can be no certainty this level will be achieved.

The Portfolio will typically employ a value approach in selecting investments. The adviser’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield, enterprise value to sales, among other metrics and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

The adviser has the discretion to deviate from the Portfolio’s normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These special situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, a reorganization, a spin-off of a business line, a special dividend, or some other extraordinary corporate event, a new product introduction or a favorable competitive development.

22	Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, foreign securities and American Depositary Receipts (ADRs) (up to 20% of net assets), including those of issuers located in emerging markets.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Dividend-Paying Stock Risk – The Portfolio’s emphasis on dividend-paying stocks could cause the Portfolio to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks. Currently, interest rates are near unprecedented historically low levels, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	23

Equity Income Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 19.48%    Worst Qtr: 4th – ‘08 -22.22%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Equity Income Portfolio
19.17%	12.71%	5.55%
Russell 1000® Value Index
(reflects no deduction for fees, expenses or taxes)
17.34%	14.80%	5.72%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average
(reflects deductions for fees and expenses)
14.21%	12.55%	5.72%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: John D. Linehan, CFA, Vice President, has been with T. Rowe Price since 1998. He has managed the Portfolio since November 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

24	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.52%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.54%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57.23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-sized companies. The Portfolio considers a company to be a mid cap company if it has a market capitalization no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell Midcap® Index at the time of investment (as of December 31, 2016, from approximately $649 million to $58 billion). Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held by the Portfolio.

The Portfolio invests primarily in common stocks of mid cap domestic growth companies that are expected to experience solid growth in earnings. In choosing investments, the adviser evaluates the extent to which a company meets one or more of the following criteria, relative to the valuation of the security: (a) the company should have or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors, (c) the prices of the company’s products or services should be based to some degree upon their value to the customer, rather than their production cost, (d) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or grow through market share gains in its industry and (e) the company should have a strong management team.

The Portfolio seeks to reduce overall risk by diversifying across economic sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s fundamental company analysis and stock selection process. As a result, Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

The Portfolio may invest up to 20% of net assets in American Depositary Receipts (ADRs) and other securities of foreign issuers denominated in U.S. dollars.

The Portfolio commonly trims positions as valuation appears incrementally less attractive, and may sell a stock when the adviser’s investment thesis is no longer valid, typically due to an erosion of company fundamentals relative to expectations or when valuation is no longer attractive. The Portfolio may, but is not required, to exit a position if the company’s capitalization grows beyond the mid cap range.

Northwestern Mutual Series Fund, Inc. Prospectus	25

Mid Cap Growth Stock Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.

•

Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

26	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Growth Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 1st – ‘09 18.76%    Worst Qtr: 4th – ‘08 -24.55%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Mid Cap Growth Stock Portfolio
0.83%	9.14%	5.57%
Russell MidCap® Growth Index
(reflects no deduction for fees, expenses or taxes)
7.33%	13.51%	7.83%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average
(reflects deductions for fees and expenses)
6.61%	12.52%	7.02%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: William Blair Investment Management, LLC (William Blair)

Portfolio Managers: Robert C. Lanphier IV, a Partner of William Blair, joined in 1987 and has co-managed the Portfolio since 2013.

David P. Ricci, CFA, a Partner of William Blair, joined in 1994 and has co-managed the Portfolio since 2013.

Daniel Crowe, CFA, a Partner of William Blair, joined in 2011 and has co-managed the Portfolio since 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	27

Index 400 Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400® Stock Price Index (“S&P MidCap 400® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.28%
Fee Waiver(1)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.27%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$28	$89	$156	$355

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19.44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P MidCap 400® Index. The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. As of December 31, 2016, the market capitalization range of the S&P MidCap 400® Index was approximately $1 billion to $11 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Because the Portfolio is managed with a goal of fully replicating the underlying S&P MidCap 400® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P MidCap 400® Index. Changes to the underlying company constituents of the S&P MidCap 400® Index are made on an as-needed

28	Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

basis and are usually announced several days before they are scheduled to be implemented. The S&P MidCap 400® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by S&P MidCap 400® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments.

The Index 400 Stock Portfolio’s ability to match the performance of the S&P MidCap 400® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Index Concentration Risk –  Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index may be concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Portfolio may be similarly concentrated. As a result, Portfolio performance may be adversely affected by such concentration, the Portfolio may be subject to increased price volatility, and the Portfolio may be more susceptible to adverse economic, market, political or regulatory developments affecting that market, industry, group of industries, sector or asset class in which the concentration occurs.

•

Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	29

Index 400 Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 19.84%    Worst Qtr: 4th – ‘08 -25.60%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Index 400 Stock Portfolio
20.38%	15.03%	8.92%
S&P MidCap 400® Index
(reflects no deduction for fees, expenses or taxes)
20.74%	15.33%	9.16%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average
(reflects deductions for fees and expenses)
16.86%	13.97%	7.43%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan is a Director of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is a Director of MSA and joined The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) in 1998. He has co-managed the Portfolio since 2010.

Joseph A. Travia is an Associate of MSA, joined MSA in 2002 and joined Northwestern Mutual in 1999. He has co-managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

30	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.90%
Fee Waiver(1)	(0.12)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.78%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$275	$487	$1,097

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53.81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by Portfolio’s adviser to be undervalued at the time of purchase. At the time of investment, companies purchased typically will fall within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies, (approximately $21 million to $50 billion as of December 31, 2016). The adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the members of the Russell MidCap® Index (approximately $644 million to $58 billion as of December 31, 2016).

In managing the Portfolio, the adviser uses its own fundamental value approach. In selecting securities for the Portfolio, the adviser attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company. The adviser may also consider whether the companies’ securities have a favorable dividend-paying history and whether dividend payments are expected to continue or increase. The adviser may also use this fundamental value approach to invest the Portfolio in initial public offerings (IPOs) from time to time when such opportunities are attractive and consistent with the Portfolio’s investment objectives.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives. The Portfolio may

Northwestern Mutual Series Fund, Inc. Prospectus	31

Mid Cap Value Portfolio – Summary

invest in American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of companies located in emerging markets, and may utilize forwards and futures for cash management purposes or to hedge foreign currency exposure.

The adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the adviser may sell shares from the Portfolio without regard to the length of time a security has been held.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, market, interest rate, and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in warrants may be more volatile than the underlying investments in stocks.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

IPO Risk – The value of securities acquired in an IPO may rise or fall more rapidly than other investments due to factors such as the absence of an established public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities with an established market.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

32	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 17.60%    Worst Qtr: 4th – ‘08 -27.36%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Mid Cap Value Portfolio
23.23%	16.59%	7.45%
Russell MidCap® Value Index
(reflects no deduction for fees, expenses or taxes)
20.00%	15.70%	7.59%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average
(reflects deductions for fees and expenses)
19.06%	14.49%	6.39%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Phillip N. Davidson, CFA, Chief Investment Officer Value – Equity, Senior Vice President and Senior Portfolio Manager joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in 2009.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2004 and began managing the Portfolio in 2009.

Kevin Toney, CFA, Senior Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2006 and began managing the Portfolio in 2009.

Brian Woglom, CFA, Vice President and Portfolio Manager, has served American Century as a Portfolio Manager since 2012 and began managing the Portfolio in 2012.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	33

Small Cap Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.59%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44.26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies. The Portfolio defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000® and S&P SmallCap 600® Indices. As of December 31, 2016, this range was approximately $21 million to $11 billion. Some of the companies in which the Portfolio invests may be considered micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The investment team conducts fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’s competitive advantages and the ability to generate revenue and increase profit margins. Other important considerations include capital allocation discipline, and other qualitative factors such as strength of company management, and analysis of products and competition. Valuation analysis is an important component of the investment process and consists of both cash flow and earnings ratios that are compared with the industry average.

Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk. The Portfolio is structured so that its sector weights are generally similar to those of the Russell 2000® Growth Index, the Portfolio’s benchmark. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector and may hold securities which are not represented in the benchmark. However, in constructing the Portfolio, the investment team monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the Portfolio remains well diversified and does not have unrewarded or unintended industry and style exposure as a consequence of individual stock selections.

34	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts (ADRs) and other equity securities of foreign issuers, including those located in emerging markets, which are denominated in U.S. dollars.

The Portfolio may also utilize exchange-traded funds as part of its cash management strategy.

The Portfolio may sell a security for a variety of reasons including when it no longer demonstrates improving quality or exhibits strong fundamental momentum, when fundamentals have changed, where the risk/reward assessment is no longer favorable, or to redeploy assets into more promising opportunities. The Portfolio may, but is not required, to exit a position if the company’s capitalization grows beyond the small cap range.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. The value of securities identified using quantitative analysis can react differently to issuer, political, market and economic developments from the market as a whole or securities identified using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expense incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Liquidity Risk – Markets for small and micro cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Northwestern Mutual Series Fund, Inc. Prospectus	35

Small Cap Growth Stock Portfolio – Summary

•

Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 4th – ‘10 17.08%    Worst Qtr: 4th – ‘08 -26.31%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Small Cap Growth Stock Portfolio
12.25%	13.17%	6.24%
Russell 2000® Growth Index
(reflects no deduction for fees, expenses or taxes)
11.32%	13.74%	7.76%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average
(reflects deductions for fees and expenses)
9.97%	12.46%	7.29%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: Wellington Management Company LLP (Wellington Management)

Portfolio Manager: Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 1994 and has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

36	Northwestern Mutual Series Fund, Inc. Prospectus

Index 600 Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index (“S&P SmallCap 600® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.36%
Expense Reimbursement(1)	(0.01)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement(1)	0.35%

(1) The Portfolio’s investment adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extra ordinary expenses as they may arise) to an annual rate of 0.35% of the Portfolio’s average net assets. This expense limitation agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the expense reimbursement agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$115	$201	$455

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52.14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P SmallCap 600® Index. S&P SmallCap 600® Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $52 million and $15 billion as of December 31, 2016. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stock that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Northwestern Mutual Series Fund, Inc. Prospectus	37

Index 600 Stock Portfolio – Summary

Because the Portfolio is managed with a goal of fully replicating the underlying S&P SmallCap 600® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P SmallCap 600® Index. Changes to the underlying company constituents of the S&P SmallCap 600® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P SmallCap 600® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by S&P SmallCap 600® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments.

The Index 600 Stock Portfolio’s ability to match the performance of the S&P SmallCap 600® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 600 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks. In particular, the Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s purchase of future contracts may involve risks related to imperfect correlation between the changes in the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks.

•

Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.

•

Index Concentration Risk – Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index may be concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Portfolio may be similarly concentrated. As a result, Portfolio performance may be adversely affected by such concentration, the Portfolio may be subject to increased price volatility, and the Portfolio may be more susceptible to adverse economic, market, political or regulatory developments affecting that market, industry, group of industries, sector or asset class in which the concentration occurs.

•

Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

38	Northwestern Mutual Series Fund, Inc. Prospectus

Index 600 Stock Portfolio – Summary

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 21.02%    Worst Qtr: 4th – ‘08 -25.21%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Index 600 Stock Portfolio
26.12%	16.14%	8.35%
S&P SmallCap 600® Index
(reflects no deduction for fees, expenses or taxes)
26.56%	16.62%	8.74%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average
(reflects deductions for fees and expenses)
21.76%	14.29%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan is a Director of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is a Director of MSA and joined The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) in 1998. He has co-managed the Portfolio since 2010.

Joseph A. Travia is an Associate of MSA, joined MSA in 2002 and joined Northwestern Mutual in 1999. He has co-managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	39

Small Cap Value Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.14%
Total Annual Portfolio Operating Expenses(1)	1.03%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,261

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24.02% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase (approximately $11 billion as of December 31, 2016). The market capitalization of companies in the Portfolio and the Index changes over time and the Portfolio will not sell a stock just because the company has grown to a market capitalization outside of the range. The Portfolio may, on occasion, purchase companies with a market capitalization above the range. Securities falling outside of the market capitalization range noted above will be included in the overall calculation of assets but not counted as fulfilling the 80% minimum. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The in-house research team at the adviser generally looks for some of the following:

•	low price/earnings, price/book value, or price/cash flow ratios relative to the Russell 2000® Index the company’s peers, or its own historical norm;

•	low stock price relative to a company’s underlying asset values;

•	above-average dividend yield relative to a company’s peers or its own historical norm;

40	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

•	a plan to improve the business through restructuring; and

•	a sound balance sheet and other positive financial characteristics.

While the Portfolio does not seek to focus its investments in any particular economic sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.

In pursuing its investment objective, the adviser has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These special situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, a reorganization, a spin-off of a business line, a special dividend, or some other extraordinary corporate event, a new product introduction or innovation, or a favorable competitive environment.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of issuers located in emerging markets, real estate investment trust (REITs) and securities of other investment companies, including open-end funds, closed-end funds, exchange traded funds (ETFs) and business development companies (BDCs), in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

•

Other Investment Companies Risk – The Portfolio will indirectly bear its pro rata portion of the expenses of the investment companies in which it invests, including advisory fees, in addition to the direct expenses of the Portfolio. The expenses associated with some business development companies may be significant. Investments in other investment companies are subject to market and selection risks, and generally entail the same risks as the underlying securities held by them. ETFs,

Northwestern Mutual Series Fund, Inc. Prospectus	41

Small Cap Value Portfolio – Summary

closed-end funds and BDCs are also subject to the risk that their market prices may trade at a premium or a discount to their net asset value, which means the Portfolio will overpay for a fund’s assets if it is trading at a premium and will get less than the value of the fund’s assets when selling if it is trading at a discount. An active trading market for an ETF, closed-end fund or BDC may not be developed or maintained. In the event of a trading halt by the exchange, the Portfolio would be unable to sell its ETF, closed-end or BDC shares unless and until trading is resumed. BDCs invest in small and medium-sized private companies that may not have access to public equity markets. As a result, a BDC’s portfolio may be less liquid, may be more adversely affected by poor economic or market conditions, and may be adversely affected by risks associated with industries and sectors in which portfolio companies may concentrate.

•

REITs Risk – REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the company’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 20.83%    Worst Qtr: 4th – ‘08 -25.12%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Small Cap Value Portfolio
32.39%	13.97%	7.77%
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)
31.74%	15.07%	6.26%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average
(reflects deductions for fees and expenses)
27.76%	14.61%	7.10%

42	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: J. David Wagner, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 2000 and has managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	43

International Growth Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.62%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.71%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25.57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the United States. The Portfolio may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The adviser normally invests the Portfolio’s assets primarily in foreign common stocks and American Depositary Receipts (ADRs) and other depositary receipts. While the adviser normally allocates the Portfolio’s assets across different countries and regions, the Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region. The Portfolio invests primarily in large capitalization companies, but may invest in companies of any size. Although the Portfolio primarily invests its assets in issuers located outside the U.S., it also invests in U.S. issuers.

The adviser invests the Portfolio’s assets in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks. In buying and selling securities for the Portfolio, the adviser relies on fundamental analysis, which involves a “bottom up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The Portfolio may reduce or sell its position in a particular holding when the adviser believes a stock is fully valued, the conditions upon which the adviser based its original investment thesis no longer holds true, or due to portfolio construction considerations.

44	Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

•

Geographic Concentration Risk – To the extent a relatively large percentage of the Portfolio’s assets are invested in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be more volatile than that of a more geographically diversified fund, and the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

•

Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Liquidity Risk – Markets for small cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

Northwestern Mutual Series Fund, Inc. Prospectus	45

International Growth Portfolio – Summary

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 17.83%    Worst Qtr: 3rd – ‘08 -22.62%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
International Growth Portfolio
-3.41%	5.08%	-0.34%
MSCI EAFE® (Europe-Australasia-Far East) Growth Index (Gross)
(reflects no deduction for fees, expenses or taxes)
-2.66%	7.06%	2.01%
MSCI® All Country World (ex-US) Growth Index (Gross)
(reflects no deduction for fees, expenses or taxes)
0.49%	5.71%	1.87%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Growth Funds Average
(reflects deductions for fees and expenses)
-1.09%	6.18%	1.35%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: FIAM LLC (FIAM)

Portfolio Managers: Jed Weiss, Portfolio Manager, began managing the Portfolio in 2015.

Vincent Montemaggiore, effective June 15, 2017 has been named interim portfolio manager while Jed Weiss is on a leave of absence. Mr. Weiss is expected to return in the fourth quarter of 2017.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

46	Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.81%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.92%
Fee Waiver(1)	(0.05)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.87%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$288	$504	$1,127

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40.80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests primarily in foreign equity securities, including emerging market equity securities. The Portfolio normally allocates its investments across different countries and regions, but the Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.

A team of investment research analysts selects investments for the Portfolio. The adviser allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index (the “Index”). While the Portfolio’s investments are normally allocated across broad market sectors that approximate the Index, the Portfolio may at times invest a significant percentage of its assets in issuers in a small number of sectors, or industries within those sectors. The Portfolio does not, as a matter of policy, seek to concentrate in any particular industry. The Portfolio is not constrained to any particular investment style. The adviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio’s investments in equity securities may include small, medium and large capitalization companies, and could include common stocks, preferred stocks, securities convertible into stock and American Depositary Receipts (ADRs) and other depositary receipts for those securities.

The adviser uses a “bottom up” investment approach to buying and selling investments for the Portfolio, which emphasizes individual stock selection. Investments are selected primarily based on fundamental analysis of individual issuers and their potential

Northwestern Mutual Series Fund, Inc. Prospectus	47

Research International Core Portfolio – Summary

in light of their financial condition, and market, economic, political and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality and other factors, may also be considered.

The adviser may sell securities for a variety of reasons such as to seek to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

•

Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Liquidity Risk – Markets for small cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

48	Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio – Summary

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Sector Concentration Risk –To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector or industries within a sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 24.05%    Worst Qtr: 3rd – ‘08 -20.62%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Research International Core Portfolio
-1.12%	4.84%	-0.01%
MSCI® All Country World (ex-US) Index (Gross)
(reflects no deduction for fees, expenses or taxes)
5.01%	5.48%	0.60%
MSCI EAFE® (Europe-Australasia-Far East) Index (Gross)
(reflects no deduction for fees, expenses or taxes)
1.51%	7.02%	0.38%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Core Funds Average
(reflects deductions for fees and expenses)
0.95%	5.85%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Massachusetts Financial Services Company (MFS®)

Portfolio Managers: Jose Luis Garcia, Investment Officer of MFS, has managed the Portfolio since 2007.

Thomas Melendez, Investment Officer of MFS, has managed the Portfolio since 2007.

Victoria Higley, Investment Officer of MFS, has managed the Portfolio since 2016.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	49

International Equity Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital. Any income realized will be incidental.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.66%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.72%
Fee Waiver(1)	(0.13)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.59%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$217	$388	$882

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16.25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. From time to time, based on economic conditions, the Portfolio may have significant investments in one or more countries or in particular sectors. The Portfolio invests primarily in foreign common stocks, and may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts.

The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that the Portfolio’s adviser believes are undervalued. The strategy for the Portfolio will reflect a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the adviser will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. In determining whether a company is located in a country “outside” the U.S., the Portfolio’s adviser considers a variety of factors, such as location of company management, location of the exchange on which the company’s stock is primarily traded, sources of revenue, and reporting currency.

The adviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the adviser believes another security provides a more attractive investment opportunity.

50	Northwestern Mutual Series Fund, Inc. Prospectus

International Equity Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

•

Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities and may be less liquid, more volatile, and harder to value than U.S. securities.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

•

Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

Northwestern Mutual Series Fund, Inc. Prospectus	51

International Equity Portfolio – Summary

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 26.04%    Worst Qtr: 4th – ‘08 -21.31%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
International Equity Portfolio
2.89%	6.24%	1.47%
MSCI® All Country World (ex-US) Index (Gross)
(reflects no deduction for fees, expenses or taxes)
5.01%	5.48%	1.42%
MSCI EAFE® (Europe-Australasia-Far East) Index (Gross)
(reflects no deduction for fees, expenses or taxes)
1.51%	7.02%	1.22%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average
(reflects deductions for fees and expenses)
5.52%	6.54%	0.86%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Templeton Investment Counsel, LLC (Templeton)

Portfolio Manager: Antonio T. Docal, CFA, Executive Vice President, Deputy Director of Research and Portfolio Manager of Templeton, joined Templeton in 2001 and has been a portfolio manager of the Portfolio since December 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

52	Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.11%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	1.25%
Fee Waiver(1)	(0.14)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	1.11%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$383	$673	$1,499

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47.33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers that are tied economically to emerging market countries. The Portfolio invests primarily in common stocks, but may also invest in other types of equity securities, including but not limited to, preferred stocks and American Depositary Receipts (ADRs) and other depositary receipts for those securities.

Emerging market countries include countries determined by the Portfolio’s adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company

•	is organized under the laws of, or has its principal office in an emerging market country;

•	has its principal securities trading market in an emerging market country;

•	derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country; or

•	issues securities denominated in the currency of an emerging market country (and meets one of the other criteria set forth above).

Northwestern Mutual Series Fund, Inc. Prospectus	53

Emerging Markets Equity Portfolio – Summary

The Portfolio may also invest in equity securities of issuers that are not tied economically to emerging market countries. Such investments will not exceed 20% of the net assets of the Portfolio. The Portfolio may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Portfolio typically has full currency exposure to those markets in which it invests.

The Portfolio may invest in companies of any size. The Portfolio may invest in securities of any market sector and, from time to time, may hold a significant amount of securities of companies within a single sector. The adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

The adviser employs a fundamental “bottom up” equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Investments are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the adviser seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion. The team also considers how a company’s corporate governance and risk management practices may affect that company’s long-term value. In the price filter, the adviser assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe.

The Portfolio may sell a security when the adviser perceives that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.

•

Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

54	Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Liquidity Risk – Markets for small and micro cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Portfolio.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources higher risk of failure, and less liquid trading markets.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to March 24, 2017, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 30.57%    Worst Qtr: 3rd – ‘08 -30.50%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Emerging Markets Equity Portfolio
9.06%	0.23%	-0.34%
MSCI® Emerging Markets Index (Gross)
(reflects no deduction for fees, expenses or taxes)
11.60%	1.64%	1.52%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average
(reflects deductions for fees and expenses)
9.09%	1.56%	—

Northwestern Mutual Series Fund, Inc. Prospectus	55

Emerging Markets Equity Portfolio – Summary

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Aberdeen Asset Managers Limited (“Aberdeen”)

Portfolio Managers: The Portfolio is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Portfolio:

Hugh Young, Managing Director – Asia, has managed the Portfolio since March 2017.

Devan Kaloo, Head of Equities, has managed the Portfolio since March 2017.

Joanne Irvine, Head of Emerging Markets (ex-Asia), has managed the Portfolio since March 2017.

Mark Gordon-James, CFA, Senior Investment Manager, has managed the Portfolio since March 2017.

Flavia Cheong, CFA, Head of Equities – Asia (ex-Japan), has managed the Portfolio since March 2017

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

56	Northwestern Mutual Series Fund, Inc. Prospectus

Government Money Market Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.32%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

PRINCIPAL INVESTMENT STRATEGIES

As a government money market portfolio, the Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Portfolio may invest 100% of its total assets in such repurchase agreements. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The Portfolio seeks to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS

The main risks of investing in the Portfolio are identified below.

•

Active Management Risk – The securities selected for the Portfolio may underperform the markets, relevant indices, or securities selected by other funds with similar investment objectives and investment strategies.

•

Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a repurchase agreement is unwilling or unable to meet its financial obligations.

•	Income Risk – The risk that the Portfolio’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A low interest rate environment poses additional risks to the Portfolio. Low yields on the Portfolio’s holdings may have an adverse impact on the Portfolio’s ability to provide a positive yield to its shareholders or pay expenses out of Portfolio assets. Additionally, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period you are invested in the Portfolio.

Northwestern Mutual Series Fund, Inc. Prospectus	57

Government Money Market Portfolio – Summary

•

Liquidity Risk – Investments for the Portfolio may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. The liquidity requirements applicable to government money market funds are designed to help mitigate the potential impact of these risks.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Repurchase Agreements Risk – If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside of the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

•

Stable Net Asset Value Risk –The Portfolio may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Portfolio fails to maintain a stable NAV (or there is a perceived threat of such failure), the Portfolio, along with other money market funds, could be subject to increased redemption activity.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

•

U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

•

Variable and Floating Rate Instrument Risk – Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

•

When-Issued and Delayed Delivery Transactions Risk – When issued and delayed delivery securities involve the risk that the security will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain the security’s price.

You could lose money by investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

58	Northwestern Mutual Series Fund, Inc. Prospectus

Government Money Market Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods. Returns are based on past results and are not an indication of future performance. Prior to May 1, 2016, the Portfolio operated as a prime money market fund and invested in certain types of securities that the Portfolio is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Portfolio’s conversion to a government money market fund. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 4th – ‘07 1.37%    Worst Qtr: 4th – ‘13 0.00%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Government Money Market Portfolio
0.13%	0.09%	0.96%

For the seven-day period ended March 31, 2017, the Government Money Market Portfolio’s yield was 0.44%.

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: BlackRock Advisors, LLC

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	59

Short-Term Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The primary investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.34%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.43%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 36.61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. Also, the Portfolio may invest up to 20% of net assets in foreign securities, including those of issuers located in emerging markets, consistent with its investment objective. Foreign securities held by the Portfolio may consist of both U.S. dollar and non-U.S. dollar denominated securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s average effective maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio may also utilize futures and forward contracts primarily to adjust the Portfolio’s duration and yield curve exposure, as well as hedge foreign currency exposure, swap agreements, including the purchase or sale of credit default swaps and interest rate swaps (to take a position on interest rates moving either up or down) in keeping with its investment objective. Duration is a measure of the sensitivity of the price of a Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.

The adviser uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation by the adviser of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The adviser then identifies sectors it believes have the best potential for performance based on its economic outlook. The bottom up investment approach focuses on fundamental research of individual issuers. Investment decisions reflect the adviser’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the Portfolio may invest.

60	Northwestern Mutual Series Fund, Inc. Prospectus

Short-Term Bond Portfolio – Summary

The adviser may sell a portfolio security for a variety of reasons, such as to adjust the Portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or different sectors.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks, and the risk of missed opportunities in other investments.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

•

Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk.

•

Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

Northwestern Mutual Series Fund, Inc. Prospectus	61

Short-Term Bond Portfolio – Summary

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

•

U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 1st – ‘09 2.53%    Worst Qtr: 3rd – ‘08 -1.06%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Short-Term Bond Portfolio
1.67%	1.07%	2.32%
Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index
(reflects no deduction for fees, expenses or taxes)
1.28%	0.92%	2.34%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average
(reflects deductions for fees and expenses)
2.33%	1.45%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: Michael F. Reinartz, CFA, Portfolio Manager and Chairman of T. Rowe Price’s Short-Term Bond Investment Advisory Committee, joined T. Rowe Price in 1996 and has managed the portfolio since 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

62	Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The primary investment objective of the Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.32%
Fee Waiver(1)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.31%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$32	$102	$179	$405

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 524.79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio invests primarily in U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities, including mortgage dollar rolls, and may invest in Rule 144A securities. Also, the Portfolio may invest up to 20% of net assets in foreign securities, consistent with its investment objectives. Foreign securities held by the Portfolio consist primarily of U.S. dollar denominated securities but may also include non-U.S. dollar denominated securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration that is within 10% of the Bloomberg Barclays® U.S. Aggregate Index, which had a duration of 5.47 years as of March 31, 2016. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates. The Portfolio does not target an average effective maturity.

Northwestern Mutual Series Fund, Inc. Prospectus	63

Select Bond Portfolio – Summary

The adviser uses a fundamental, relative value investment approach to construct the portfolio of investments. The adviser invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The adviser may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

The adviser may sell a portfolio security that has achieved its desired return or if the adviser believes the security or its sector has become overvalued. The adviser may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. The risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

•	High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

•

High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

•

Liquidity Risk – Fixed income investments, including Rule 144A securities, may be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including mortgage dollar rolls, include interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk.

•

Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

64	Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

•

U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 4.19%    Worst Qtr: 4th – ‘16 -2.79%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Select Bond Portfolio
3.06%	2.35%	4.42%
Bloomberg Barclays® U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)
2.65%	2.23%	4.34%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average
(reflects deductions for fees and expenses)
3.36%	2.86%	4.05%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Wells Capital Management, Inc. (WellsCap)

Portfolio Managers: Troy Ludgood, Senior Portfolio Manager at WellsCap, has been with WellsCap since 2004 and has co-managed the Portfolio since 2014.

Thomas O’Connor, CFA, Senior Portfolio Manager at WellsCap, has been with WellsCap since 2000 and has co-managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	65

Long-Term U.S. Government Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.22%
Total Annual Portfolio Operating Expenses	0.77%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 126.34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements (to take a position on interest rates moving either up or down). Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, subject to the quality restrictions described below. The Portfolio may also invest up to 10% of its net assets in preferred stocks.

The Portfolio will normally have a minimum average portfolio duration of eight years and, for point of reference, the dollar weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or interest rate swap agreements (to take a position on interest rates moving either up or down), in municipal bonds or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and the Fund’s policies. The adviser may invest in derivatives at any time it deems appropriate. It will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments or to adjust the overall duration of the Portfolio. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. government bond funds that do not use derivatives.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution, and which must be

66	Northwestern Mutual Series Fund, Inc. Prospectus

Long-Term U.S. Government Bond Portfolio – Summary

purchased in the market at a later date and returned to the lender. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the adviser to be of comparable quality. If a downgrade in the rating of a security in which the Portfolio is invested causes it to fall outside these parameters, the adviser will sell the impacted security as soon as reasonably practicable. In addition, with respect to the Portfolio’s investments in fixed income securities that are not U.S. Government Securities, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the adviser to be of comparable quality, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality.

The Portfolio may sell a position when, in the adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

•

Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

•

Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract is unwilling or unable to meet its financial obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. The derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•	High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

•	Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Northwestern Mutual Series Fund, Inc. Prospectus	67

Long-Term U.S. Government Bond Portfolio – Summary

•

Issuer Risk – The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

Leverage Risk – Certain transactions, such as when issued, delayed delivery or forward commitments transactions, or the use of derivative transactions, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged.

•

Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk.

•

Municipal Securities Risk – The value of municipal securities in which the Portfolio invests may be more sensitive to certain adverse conditions than other fixed income securities and the yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.

•

Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

•

Short Sale Risk – The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

•

U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

•

When Issued, Delayed Delivery and Forward Commitment Risk – When issued, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure.

68	Northwestern Mutual Series Fund, Inc. Prospectus

Long-Term U.S. Government Bond Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘11 22.86%    Worst Qtr: 4th – ‘16 -11.41%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Long-Term U.S. Government Bond Portfolio
1.09%	2.09%	6.92%
Bloomberg Barclays® Long-Term U.S. Treasury Index
(reflects no deduction for fees, expenses or taxes)
1.33%	2.52%	6.70%
Morningstar® US Insurance Fund Long Government Average
(reflects deductions for fees and expenses)
0.60%	1.71%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Pacific Investment Management Company LLC (PIMCO)

Portfolio Managers: Stephen Rodosky, joined PIMCO in 2001 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since 2007.

Michael Cudzil, joined PIMCO in 2012 and is an Executive Vice President in PIMCO’s Newport Beach office. He has managed the Portfolio since February 2016.

Josh Thimons, joined PIMCO in 2010 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since February 2016.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	69

Inflation Protection Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.63%
Fee Waiver(1)	(0.04)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.59%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$198	$347	$783

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33.80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation (as measured by the change in the Consumer Price Index over time), under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments, and may include those located in emerging markets. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed income securities that are not inflation-indexed, including mortgage- and asset-backed securities. Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) or, if unrated, determined by the Portfolio’s adviser to be of comparable quality.

Due to Internal Revenue Code provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity. Because the number of inflation-indexed debt securities issued by other entities is limited, at times the Portfolio may have a substantial position in non-inflation-indexed securities. To seek to reduce the impact of this limitation, the adviser may purchase (long) inflation swap agreements to manage or reduce the risk of the effects of inflation with respect to the Portfolio’s position in non-inflation-indexed securities. The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means it may hold larger positions in a single security or smaller number of securities than a “diversified” fund.

70	Northwestern Mutual Series Fund, Inc. Prospectus

Inflation Protection Portfolio – Summary

The adviser is not limited to a specific weighted average maturity or duration range. However, the adviser monitors the Portfolio’s weighted average maturity and duration and seeks to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.

The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may hedge some or all of its foreign currency by utilizing foreign currency contracts and futures to seek to reduce the risk of loss due to fluctuations in the currency exchange rates, when the adviser deems it to be advantageous.

The Portfolio may sell a security for a variety of reasons, including its assessment of the security’s relative attractiveness in light of its evaluation of current economic conditions or the risk of inflation, or to manage the Portfolio’s maturity and credit quality standards.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective and there is no guarantee of inflation protection. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

•

Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations. In addition, unlike debt instruments issued by the U.S. Treasury, inflation-linked bonds issued by corporations or foreign governments do not generally provide principal protection, and in a deflationary environment, such bonds may result in the loss of principal.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, liquidity risks and the risk of missed opportunities in other investments.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation. To the extent that the Portfolio holds investments in non-inflation-linked debt securities, as noted above, that portion of the Portfolio will not be automatically protected from inflation.

•

Interest Rate Risk – Prices of fixed income instruments, including inflation-indexed debt securities, generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Northwestern Mutual Series Fund, Inc. Prospectus	71

Inflation Protection Portfolio – Summary

•

Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk.

•

Non-Diversification Risk – The Portfolio is classified as a non-diversified fund and is permitted to invest a greater portion of its assets in a single security or a small number of securities. As a result, an increase or decrease in the value of single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return, and, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

•

Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

•

U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 4th – ‘07 4.33%    Worst Qtr: 2nd – ‘13 -6.92%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Inflation Protection Portfolio
4.68%	0.77%	3.71%
Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index
(reflects no deduction for fees, expenses or taxes)
4.68%	0.89%	4.17%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bond Funds Average
(reflects deductions for fees and expenses)
4.96%	0.76%	—

72	Northwestern Mutual Series Fund, Inc. Prospectus

Inflation Protection Portfolio – Summary

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Brian Howell, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1996 and has managed the Portfolio since 2008.

James E. Platz, CFA, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 2003 and has managed the Portfolio since 2008.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1991 and has managed the Portfolio since 2007.

Miguel Castillo, Portfolio Manager, has served American Century as a portfolio manager since 2014 and has managed the Portfolio since 2015.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	73

High Yield Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve high current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.47%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35.58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. There is no minimal acceptable rating for a security to be purchased or held by the Portfolio. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities, including those of issuers located in emerging markets, consistent with its investment objective. Foreign securities held by the Portfolio consist primarily of U.S. dollar denominated securities but may also include non-U.S. dollar denominated securities.

The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio.

The adviser selects securities that it believes have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The adviser’s securities selection process consists of a credit-intensive, fundamental analysis of the issuer. The adviser’s analysis focuses on the issuer’s financial condition, business and product strength, competitive position and management expertise. Further, the adviser considers current economic, financial market and industry factors, which may affect the issuer. The adviser does not limit the Portfolio’s investments to securities of a particular maturity range and does not target an average effective maturity or duration.

The adviser strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes the adviser’s conclusion.

74	Northwestern Mutual Series Fund, Inc. Prospectus

High Yield Bond Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•	Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

•

Liquidity Risk – High yield debt securities may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	75

High Yield Bond Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. In addition, the broader market exposure which results from the Index’s 2% issuer cap more closely aligns with the Portfolio’s investment objective and strategy. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 18.75%    Worst Qtr: 4th – ‘08 -14.12%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
High Yield Bond Portfolio
14.59%	6.63%	6.82%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index
(reflects no deduction for fees, expenses or taxes)
17.13%	7.36%	7.55%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average
(reflects deductions for fees and expenses)
13.08%	6.20%	6.06%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: Federated Investment Management Company (Federated)

Portfolio Manager: Mark E. Durbiano, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has been with Federated since 1982 and has managed the Portfolio since 2014.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

76	Northwestern Mutual Series Fund, Inc. Prospectus

Multi-Sector Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek maximum total return, consistent with prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.78%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.85%
Fee Waiver(1)	(0.07)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.78%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$264	$465	$1,043

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42.81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including the purchase or sale of credit default swaps, and interest rate swaps (to take a position on interest rates moving either up or down). The average portfolio duration of the Portfolio normally varies from three to eight years, based on the adviser’s forecast for interest rates. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.

The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the Portfolio’s adviser to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Portfolio may invest in illiquid securities. The Portfolio may also invest up to 10% of its net assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements including the purchase or sale of credit defaults swaps, and interest rate swaps (to take a position on interest rates moving either

Northwestern Mutual Series Fund, Inc. Prospectus	77

Multi-Sector Bond Portfolio – Summary

up or down), in municipal bonds, or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and policies. The adviser may invest in derivatives at any time it deems appropriate, generally when relative value and liquidity conditions make these investments more attractive relative to cash bonds.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution, and which must be purchased in the market at a later date and returned to the lender. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from a decrease in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

In selecting securities for a Portfolio, the adviser develops an outlook for interest rates, foreign currency exchange rates and the economy, analyzes credit and call risks, which involves both macro and fundamental analysis. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the adviser’s outlook for the U.S. and foreign economies, the financial markets and other factors.

The adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The adviser identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, the adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads.

The Portfolio may sell a position when, in the adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

•

Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

78	Northwestern Mutual Series Fund, Inc. Prospectus

Multi-Sector Bond Portfolio – Summary

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Investments in emerging markets impose risks different from, and greater than, investments in developed markets. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•	High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

•

High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•	Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in arket interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

•

Issuer Risk – The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

Leverage Risk – Certain transactions, such as when issued, delayed delivery or forward commitments transactions, or derivative transactions, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged.

•

Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk.

•

Municipal Securities Risk – The value of municipal securities in which the Portfolio invests may be more sensitive to certain adverse conditions than other fixed income securities and the yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.

•

Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.

•

Short Sale Risk – The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

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Multi-Sector Bond Portfolio – Summary

•

U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

•

When Issued, Delayed Delivery and Forward Commitment Risk – When issued, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment expense.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an equally weighted blend of certain indices of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 9.27%    Worst Qtr: 3rd – ‘08 -4.77%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	Since Inception on 04/30/07
Multi-Sector Bond Portfolio
11.09%	4.88%	5.84%
Bloomberg Barclays® Global Credit Hedged USD Index
(reflects no deduction for fees, expenses or taxes)
7.34%	5.13%	5.28%

33 1/3% each of the following three indices: Bloomberg Barclays® Global Aggregate – Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JPMorgan® EMBI Global

(reflects no deduction for fees, expenses or taxes)
9.81%	5.99%	6.32%
Morningstar® US Insurance Fund Multisector Bond Average
(reflects deductions for fees and expenses)
7.44%	4.48%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Pacific Investment Management Company LLC (PIMCO)

Portfolio Managers: Eve Tournier, Executive Vice President of PIMCO, joined PIMCO in 2008 and has managed the Portfolio since 2010.

Daniel J. Ivascyn, Group Chief Investment Officer and Managing Director of PIMCO, joined PIMCO in 1998 and has managed the Portfolio since May 2016.

Alfred T. Murata, Managing Director of PIMCO, joined PIMCO in 2001 and has managed the Portfolio since May 2016.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

80	Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.46%
Total Annual Portfolio Operating Expenses(1)	0.77%
Fee Waiver(2)	(0.25)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1), (2)	0.52%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$222	$405	$936

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23.64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Exposure	Fixed Income or Debt Exposure	Cash Equivalents
35 – 55%	40 – 60%	0 – 20%

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Balanced Portfolio – Summary

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying portfolios, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios, the adviser considers their focus on investment grade or non-investment grade securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration (that is, a measure of the sensitivity of a portfolio’s fixed income securities to changes in interest rates) and maturity of the Underlying Portfolio, and other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.

In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio, except that no more than 20% of the Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Portfolio may invest up to 25% of its assets in international Underlying Portfolios. The Portfolio may have exposure to high yield debt securities (so called “junk bonds”) and foreign investments in excess of these limits from time to time through its investment in other Underlying Portfolios.

Through its investments in the equity and international Underlying Portfolios, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.

The cash equivalent portion of the Portfolio may include, but is not limited to, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptances, certificates of deposit and time deposits.

When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize futures and exchange-traded funds (“ETFs”) and, to a lesser extent, options, forwards and swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) to gain additional exposure to certain markets, sectors or regions as alternatives to investments in Underlying Portfolios, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. The ETFs in which the Portfolio may invest are not portfolios of Northwestern Mutual Series Fund, Inc.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities, but who also want the income potential of bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid

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Balanced Portfolio – Summary

to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.

•

Asset Allocation Risk – This Portfolio allocates its investments between stock, bond and money market sectors, certain securities and among Underlying Portfolios, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

•

Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio is unwilling or unable to meet its financial obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks.

•

Equity Securities Risk – The value of equity securities held through the Underlying Portfolios, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.

•

Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios. Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio. Changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ expenses.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio.

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Balanced Portfolio – Summary

•

High Yield Debt Risk – High yield debt securities (so called “junk bonds”) to which the Portfolio has exposure have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the fixed income investments to which the Portfolio has exposure is likely to decline. Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. The Portfolio’s exposure to fixed income instruments and Underlying Portfolios with a longer average portfolio duration will be more sensitive to changes in interest rates than those with a shorter average duration.

•

Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.

•

Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

•

Sector Concentration Risk – To the extent the Portfolio invests in Underlying Portfolios with a relatively high percentage of assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios that are underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

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Balanced Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance for both equity and fixed income securities, the returns of a composite of indices of securities with characteristics similar to those the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 11.15%    Worst Qtr: 4th – ‘08 -12.20%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Balanced Portfolio
6.58%	6.68%	4.64%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)
11.96%	14.66%	6.95%
Bloomberg Barclays® U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)
2.65%	2.23%	4.34%

Balanced Portfolio Blended Composite: Russell 1000® Index (26%), Russell MidCap Index (9%), Russell 2000 Index (3%), MSCI® EAFE Index (9%), MSCI® Emerging Markets Index (2%), Bloomberg Barclays® U.S. Aggregate Bond Index (41%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%).

(reflects no deduction for fees, expenses or taxes)
7.74%	7.84%	5.68%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average
(reflects deductions for fees and expenses)
6.14%	7.37%	4.76%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Manager: Daniel J. Meehan manages the allocation of the Portfolio’s assets among the asset classes and among the Underlying Portfolios. He is a Director of MSA, joined MSA in 2004 and has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

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Asset Allocation Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.54%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.52%
Total Annual Portfolio Operating Expenses(1)	1.10%
Fee Waiver(2)	(0.49)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1), (2)	0.61%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2018.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$302	$560	$1,298

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25.59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Exposure	Fixed Income or Debt Exposure	Cash Equivalents
55 – 75%	25 – 45%	0 – 15%

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Asset Allocation Portfolio – Summary

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios, the adviser considers their focus on investment grade or non-investment grade securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration (that is, a measure of the sensitivity of a portfolio’s fixed income securities to changes in interest rates) and maturity of the Underlying Portfolio, and other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.

In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio, except that no more than 20% of the Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Portfolio may invest up to 30% of its assets in international Underlying Portfolios. The Portfolio may have exposure to high yield debt securities (so called “junk bonds”) and foreign investments in excess of these limits from time to time through its investments in other Underlying Portfolios.

Through its investments in the equity Underlying Portfolios, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.

The cash equivalent portion of the Portfolio may include, but is not limited to, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptance, certificates of deposit and time deposits.

When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize futures and exchange-traded funds (“ETFs”) and, to a lesser extent, options, forwards and swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) to gain additional exposure to certain markets, sectors or regions as alternatives to investments in Underlying Portfolios, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. The ETFs in which the Portfolio may invest are not portfolios of Northwestern Mutual Series Fund, Inc.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities with a smaller allocation to bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform or lose money.

•

Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid

Northwestern Mutual Series Fund, Inc. Prospectus	87

Asset Allocation Portfolio – Summary

to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolio or vice versa.

•

Asset Allocation Risk – This Portfolio allocates its investments between stock, bond and money market sectors, certain securities, and among Underlying Portfolios, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

•

Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio is unwilling or unable to meet its financial obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks.

•

Equity Securities Risk – The value of equity securities held through the Underlying Portfolios, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.

•

Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios. Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio. Changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ expenses.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio.

•

High Yield Debt Risk – High yield debt securities (so called “junk bonds”) to which the Portfolio has exposure have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

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Asset Allocation Portfolio – Summary

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the fixed income investments to which the Portfolio has exposure is likely to decline. Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. The Portfolio’s exposure to fixed income instruments and Underlying Portfolios with a longer average portfolio duration will be more sensitive to changes in interest rates than those with a shorter average duration.

•

Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.

•

Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

•

Sector Concentration Risk – To the extent the Portfolio invests in Underlying Portfolios with a relatively high percentage of assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios that are underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

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Asset Allocation Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance for both equity and fixed income securities, the returns of a composite of indices of securities with characteristics similar to those the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 13.51%    Worst Qtr: 4th – ‘08 -16.40%

Average Annual Total Return

(for periods ended December 31, 2016)

1 Yr	5 Yrs	10 Yrs
Asset Allocation Portfolio
7.79%	7.89%	4.84%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)
11.96%	14.66%	6.95%
Bloomberg Barclays® U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)
2.65%	2.23%	4.34%

Asset Allocation Blended Composite: Russell 1000® Index (33%), Russell MidCap Index (11%), Russell 2000 Index (5%), MSCI® EAFE Index (13%), MSCI® Emerging Markets Index (3%), Bloomberg Barclays® U.S. Aggregate Bond Index (24%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%).

(reflects no deduction for fees, expenses or taxes)
9.56%	9.49%	5.91%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average
(reflects deductions for fees and expenses)
6.93%	8.81%	5.21%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Manager: Daniel J. Meehan manages the allocation of the Portfolio’s assets among the asset classes and among the Underlying Portfolios. He is a Director of MSA, joined MSA in 2004 and has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 91 of the Northwestern Mutual Series Fund, Inc. Prospectus.

90	Northwestern Mutual Series Fund, Inc. Prospectus

SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS

Tax Information: Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

Compensation to Broker-Dealers and Other Financial Intermediaries: Neither the Portfolios nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

INTRODUCTION

Northwestern Mutual Series Fund, Inc. (the “Fund”) is a mutual fund that offers its shares in separate investment portfolios, each of which is listed on the cover of this Prospectus (each, a “Portfolio” and collectively the “Portfolios”) and in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. Shares of the Portfolios are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.

Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”) is the investment adviser for each Portfolio. To assist in managing certain Portfolios, Mason Street Advisors has retained certain sub-advisers (each, a “Sub-Adviser” or, with respect to those Portfolios for which it provides services, an “Adviser” and collectively, the “Sub-Advisers”). Pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure, each such Sub-Adviser may be replaced without the approval of shareholders. Information about the Adviser and each Sub-Adviser can be found in the “INVESTMENT ADVISER AND SUB-ADVISERS” section of this Prospectus.

Each Portfolio has its own investment objective and strategies for achieving that objective. Before investing, make sure the Portfolio’s objective matches your own. You can find a summary of each Portfolio’s investment objective, fees and expenses, principal investment strategies, principal risks, performance, and other important information under the “PORTFOLIO SUMMARIES” section of this Prospectus. For additional information about the Portfolios’ investment strategies and risks, please refer to the “MORE ABOUT INVESTMENT STRATEGIES AND RISKS” section of this Prospectus.

This Prospectus contains important information you should review before investing in a Portfolio. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

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MORE ABOUT INVESTMENT STRATEGIES AND RISKS

General Information

This section contains additional information about the principal investment strategies of the Portfolios and associated risks described in the “PORTFOLIO SUMMARIES” section of this Prospectus. It also describes other investment strategies that may be used by the Portfolios from time to time, as well as the associated risks. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. The Fund’s Statement of Additional Information contains more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Investment Objectives. The table below lists the investment objective(s) of each Portfolio. The investment objective(s) of each of the Portfolios is non-fundamental, which means that it may be changed by the Fund’s Board of Directors without shareholder approval. Unless otherwise stated, all investment policies of the Portfolios may be changed by the Board of Directors without shareholder approval.

Portfolio	Objective	Portfolio	Objective
Growth Stock	Long-term growth of capital. Current income is a secondary objective.	International Growth	Long-term growth of capital.
Focused Appreciation	Long-term growth of capital.	Research International Core	To seek capital appreciation.
Large Cap Core Stock	Long-term growth of capital and income.	International Equity	Long-term growth of capital. Any income realized will be incidental.
Large Cap Blend	Long-term growth of capital and income.	Emerging Markets Equity	To seek capital appreciation.
Index 500 Stock	To approximate the performance of the S&P 500® Composite Stock Price Index.	Government Money Market	Maximum current income to the extent consistent with liquidity and stability of capital.
Large Company Value	Long-term capital growth. Income is a secondary objective.	Short-Term Bond	To seek as high a level of current income as is consistent with prudent investment risk.
Domestic Equity	Long-term growth of capital and income.	Select Bond	To seek as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ equity.
Equity Income	Long-term growth of capital and income.	Long-Term U.S. Government Bond	To seek maximum total return, consistent with preservation of capital and prudent investment management.
Mid Cap Growth Stock	Long-term growth of capital.	Inflation Protection	To pursue total return using a strategy that seeks to protect against U.S. inflation.
Index 400 Stock	To approximate the performance of the S&P® MidCap 400 Stock Price Index.	High Yield Bond	To achieve high current income and capital appreciation.

92	Northwestern Mutual Series Fund, Inc. Prospectus

Portfolio	Objective	Portfolio	Objective
Mid Cap Value	Long-term capital growth. Current income is secondary objective.	Multi-Sector Bond	To seek maximum total return, consistent with prudent investment management.
Small Cap Growth Stock	Long-term growth of capital.	Balanced	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.
Index 600 Stock	To approximate the performance of the S&P® SmallCap 600 Index.	Asset Allocation	To realize as high a level of total return as is consistent with prudent investment risk.
Small Cap Value	Long-term growth of capital.

Investment Policies. Pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each Portfolio (except the Focused Appreciation, Research International Core, Inflation Protection, Balanced, and Asset Allocation Portfolios) has adopted a non-fundamental investment policy to invest under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in one or more particular types of securities suggested by its name. The Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios each expects to invest all, or substantially all, of its assets in stocks that make up the applicable index.

In addition, effective May 1, 2016, and in connection with its conversion to a “government money market fund” under Rule 2a-7 of the 1940 Act, the Government Money Market Portfolio (formerly, the “Money Market Portfolio”) added the term “government” to its name and pursuant to Rule 35d-1 adopted a non-fundamental investment policy to invest under normal circumstances at least 80% of its net assets in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. As a “government money market fund” under Rule 2a-7, the Government Money Market Portfolio must also meet a separate requirement to invest at least 99.5% of its total assets in cash, obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. Although the 99.5% requirement under Rule 2a-7 and the 80% policy under Rule 35d-1 are similar, the 99.5% requirement permits a broader range of investments than just government securities (i.e., it includes cash).

Each such Portfolio will provide notice to its shareholders at least 60 days prior to any change to its 80% investment policy.

Determining Portfolio Investment Limitations. Except for a Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the Statement of Additional Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to the Portfolio’s net (not total) assets as calculated by the Portfolio for determining its net asset value per share. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.

With a change in the rating of a debt security, the Adviser will review the security’s fundamentals and determine whether it continues to be an appropriate investment for the applicable Portfolio. Except as indicated in a Portfolio’s investment strategy, a downgrade in a security’s credit quality rating is not an automatic signal to sell that security.

Market Capitalizations. The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For the Portfolios that pursue an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Portfolio’s strategy after the Portfolio’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Portfolio’s investments that is defined in terms of capitalization.

Investing Risk, In General. As with any investment, an investment in a Portfolio has risks. Portfolio shares will rise and fall in value and there is a risk that you could lose money by investing in a Portfolio. Your investment in a Portfolio is not a deposit with a bank and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Your investment in Portfolio shares, which represents an indirect investment in the securities owned by the Portfolio, is subject to market risk. The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

Northwestern Mutual Series Fund, Inc. Prospectus	93

affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. However, the value of fixed income securities may also be significantly affected by market events such as changes in interest rates, and will likely decline in a rising interest rate environment. At any point in time, your Portfolio shares may be worth less than what you invested, even after taking into account the reinvestment of dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

        Special Market Events. Since the 2008 economic downturn, financial markets have exhibited, and may continue to exhibit, substantial instability and volatility, which expose the Portfolios to greater market risk. In response, the U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the U.S. financial markets. The U.S. government acquired distressed assets from certain institutions and acquired ownership interests in others, and enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). The Dodd-Frank Act mandates substantial revisions to the U.S. financial regulatory framework and addresses a broad range of regulatory topics. The Dodd-Frank Act and other actions by federal and state governments, their regulatory agencies or self regulatory organizations, may affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation and regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. In addition, the Federal Reserve Board reduced interest rates to near zero percent and initiated a bond-buying program of U.S. Treasury and agency mortgage-backed securities known as “quantitative easing” in an effort to keep long-term interest rates low and stimulate the U.S. economy. As the U.S. economy has gradually improved, the Federal Reserve ended its quantitative easing program in 2014 and raised interest rates in December 2015 for the first time since 2006. The effects of quantitative easing and the end of the near zero interest rate environment are uncertain, but may lead to increased volatility and other consequences that may adversely affect the Fund and the Portfolios.

More recently, the results of the 2016 U.S. presidential election may result in significant changes to certain policies, including tax and monetary policy, regulatory policy, international trade policy, and others that may have a substantial and unforeseen impact on the Portfolios’ investments.

International markets and global economies have also experienced substantial volatility, instability and uncertainty for several years. Foreign governments and certain foreign central banks have taken steps to stimulate their economies by injecting liquidity into the capital markets while others have imposed austerity measures to address unsustainable government spending and debt levels. European financial markets in particular experienced, and may continue to experience, severe economic and financial difficulties. As a result of these economic difficulties, and the measure taken to address them, the future of the Euro and the European Union is uncertain. These risks may be heightened due to the 2016 vote by the United Kingdom to leave the European Union, commonly known as “Brexit”. See “Foreign Securities—Special European Financial Markets and “Brexit” Risk,” below.

The global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. The Fund cannot predict the effects of geopolitical events in the future on the U.S. and other economies, the securities markets, or the Portfolios.

In addition to the increased turbulence in financial markets described above, the reduced liquidity in credit and fixed income markets negatively affected and may continue to negatively affect many issuers worldwide. Illiquidity in these markets may mean that there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events, and the potential for continued market turbulence, may have an adverse effect on each Portfolio.

Information on Standard & Poor’s. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “S&P® Mid Cap 400 Index”, “Standard & Poor’s Mid Cap 400 Index”, “Standard & Poor’s 500”, “S&P® SmallCap 600” and “Standard & Poor’s Small Cap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. Neither the Fund nor any Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund or a Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

More About Principal Investment Strategies and Risks

The following section contains additional information about the principal investment strategies used by the Portfolios and the principal risks associated with these investment strategies. Principal investment strategies, which are presented in alphabetical order, are identified by an underlined paragraph header. Within each strategy section, principal risks are identified by italicized paragraph headers. Although one or more Portfolios may pursue the strategies discussed below as principal strategies (as noted throughout this section), each other Portfolio has the authority to invest in the types of securities and employ the strategies described below as non-principal strategies, unless otherwise noted.

Active Management. All Portfolios (other than index portfolios) are actively managed by their Adviser or Sub-Adviser. The

94	Northwestern Mutual Series Fund, Inc. Prospectus

performance of a Portfolio that is actively managed will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective.

        Active Management Risk. If the Portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.

Active and Frequent Trading. Active management of a Portfolio may also result in active trading of Portfolio securities. The Select Bond, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios may use active and frequent trading as a principal strategy to pursue their respective investment objectives.

        Risks of Active and Frequent Trading. Active and frequent trading can increase the portfolio turnover rate and may lead to higher brokerage commissions and other transaction costs. A higher portfolio turnover rate may have a greater adverse affect on the Portfolio’s performance. Portfolio turnover rates may vary from year to year.

ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) and other similar depositary receipts. The Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Large Company Value, Equity Income, Mid Cap Growth Stock, Mid Cap Value, Small Cap Growth Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios may invest in ADRs as a principal investment strategy. ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are considered foreign securities for purposes of limitations stated herein regarding foreign securities except as specifically noted.

        ADR Risk. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. See “Risks of Foreign Investing” below. The financial institution may charge fees for forwarding dividends and interest and for other services. The Portfolios are also exposed to the credit risk of the financial institution holding the ADRs.

Asset Allocation Strategy. As a principal investment strategy, the Balanced Portfolio and the Asset Allocation Portfolio allocate their investments between the stock, bond and money market sectors, and among various segments of markets, based upon judgments made by the portfolio manager. No other Portfolio employs an asset allocation strategy, either as a principal investment strategy, or a non-principal investment strategy.

        Asset Allocation Risk. A Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Derivatives. The Index 500 Stock, Large Company Value, Index 400 Stock, Mid Cap Value, Index 600 Stock, Short-Term Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced, and Asset Allocation Portfolios may use derivative instruments as described in their respective summary section. The other Portfolios may, but are not required to, use derivative instruments individually or in combination to seek to protect its assets, implement a tax or cash management strategy, gain or manage exposures, adjust duration or as part of its investment strategies to seek to enhance returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, forward contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return equity, inflation, and credit default swaps). Each Portfolio may invest in derivative instruments, subject to the Portfolio’s objective and policies. For purposes of determining whether a Portfolio has invested at least 80% of its net assets (plus any borrowing for investment purposes) in a particular type of security, the Portfolio may include a derivative instrument in the 80% base to the extent it has economic characteristics similar to the securities included in the base. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES—Derivative Instruments” in the Statement of Additional Information.

        Risks of Derivatives. A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES—Derivative Instruments” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolios.

        Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivative

Northwestern Mutual Series Fund, Inc. Prospectus	95

instruments used by a Portfolio may experience losses because the investment techniques and risk analyses applied did not produce the desired results.

        Correlation Risk. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. This may also be referred to as basis risk. For example, changes in the value of a hedging instrument may not match those of the investment being hedged.

        Counterparty Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (i.e., a counterparty or exchange) to make required payments or otherwise comply with the contract’s terms. This risk is partially mitigated if collateral (for over-the-counter transactions) or margin (for exchange-traded transactions) has been posted and is held against the position.

        Credit Risk. A derivative instrument may involve credit risk, and the value of a Portfolio’s derivative instrument may be negatively affected, to the extent that the issuer of an underlying asset will be unable to make principal and interest payments when due or otherwise honor its obligations. Underlying assets are subject to varying degrees of credit risk. The extent to which a derivative instrument involves credit risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.

        Interest Rate Risk. When interest rates change, the value of a Portfolio’s derivatives instruments may be negatively affected to the extent the derivative instrument or its underlying asset, reference rate or index are sensitive to changes in market interest rates. The extent to which a derivative instrument involves interest rate risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.

        Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

        Leverage Risk. Because derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

        Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. In addition, certain market conditions, such as those present in a zero interest rate environment or during periods of extreme volatility, which have recently occurred, may make the use of certain derivatives financially unattractive or impractical. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

        Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest due to market events unanticipated by the Adviser or a Sub-Adviser. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Bilateral derivatives contracts are privately negotiated directly with the counterparty, while exchange-traded derivatives are traded via a central clearinghouse, or exchange. Different counterparties often use different valuation techniques for determining the value of a derivative, and while the portfolio reconciliation process can help to highlight differences in valuation, there is little guidance from regulators on how such discrepancies should be resolved. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of a Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of a Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Furthermore, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or

96	Northwestern Mutual Series Fund, Inc. Prospectus

performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause such Portfolio to lose value.

Diversification. The Focused Appreciation and Inflation Protection Portfolios are classified as non-diversified investment companies as defined under the Investment Company Act of 1940.

        Non-Diversification Risk. A non-diversified Portfolio may hold a relatively large percentage of its assets in a single issuer or small number of issuers. As a result, its performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Equity Securities. The equity portion of each Portfolio designed to invest primarily in equity securities (Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity, and Emerging Markets Equity Portfolios, each, an “Equity Portfolio”) and the equity portions of the Balanced and Asset Allocation Portfolios through their investment in one or more Equity Portfolios in pursuit of their fund-of-funds strategy may include common stocks and preferred stocks and (other than the Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios), rights, warrants, and securities convertible into common or preferred stocks. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue equity securities comparable to common or preferred stock. Equity securities may also include interests in real estate investment trusts, or REITs. See “Real Estate Investment Trusts (REITs)”, below. To a lesser degree, each of the Portfolios designed to invest primarily in fixed income securities (Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, High Yield Bond, and Multi-Sector Bond Portfolios, each, a “Fixed Income Portfolio”) may invest in common and preferred stocks and other types of equity securities.

        Risks of Equity Securities, Generally. Equity securities represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. An issuer of a security purchased by a Portfolio may perform poorly, and, therefore, the value of its common stocks and preferred stocks may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

        Risks of Preferred Stocks. Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

        Risks of Large Cap Companies. Even Portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

        Risks of Small and Mid Cap Companies. Each Portfolio may invest to varying degrees in small and mid cap stocks, subject to the Portfolio’s objectives and policies. Small and mid cap companies may have more growth potential and may be able to react to market conditions more quickly; however, small and mid cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations. Small and mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for small and mid cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small or mid cap stock, especially during periods of market volatility.

        Risks of Micro Cap Companies. Each Portfolio may invest in varying degrees in micro cap stocks, subject to the Portfolio’s objectives and policies. The Small Cap Growth Stock, Small Cap Value and Emerging Markets Equity Portfolios may invest in micro cap companies as a principal investment strategy. Micro cap companies may have more growth potential and may be able to react to market place conditions more quickly, however, investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations. Micro cap companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.

        Risks of Rights and Warrants. Investments in rights and warrants may be more volatile than the underlying common stock and may cause the Portfolio increased risk of loss if the rights or warrants cannot be exercised prudently by the

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expiration date or if the rights and warrants lack a liquid secondary market for resale.

        Risks of When Issued Securities. When issued securities involve risk that the security the Portfolio buys may lose value prior to its delivery or may not be issued causing the Portfolio to incur a loss. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Please see “When Issued, Delayed Delivery and Forward Commitment Transactions” below, which describes additional information about such transactions.

        Risks of Dividend-Paying Stocks. The Equity Income Portfolio focuses on large capitalization stocks with a strong record of paying dividends, and other Portfolios that invest in equity securities may hold dividend-paying stocks as well. Dividend-paying stocks, and Portfolios that invest in them, may underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Currently, interest rates are near historically low levels.

        Risks of Convertible Securities. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Fixed Income Securities. Each of the Fixed Income Portfolios may invest in all types of debt investments, including:

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;

•	obligations of the U.S. government, its agencies and instrumentalities, including government sponsored enterprises (see “U.S. Government Securities”, below);

•	obligations of international agencies or supranational entities;

•	pass-through securities (including mortgage- and asset-backed securities);

•	loan participations and assignments, and dollar roll transactions;

•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates, and loan participations);

•	inflation-indexed bonds issued by both governments and corporations;

•	delayed funding loans and revolving credit facilities;

•	debt securities issued by states or local governments and their agencies, authorities, subdivisions and other government sponsored enterprises, including Build America Bonds (“municipal securities”);

•	obligations of non-U.S. governments or their subdivisions, agencies and government sponsored entities;

•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;

•	reverse convertible notes;

•	zero coupon, pay-in-kind, step, strip, or tender option bonds; and

•	Rule 144A securities.

The Equity Portfolios may invest in debt securities as a non-principal strategy consistent with the Portfolio’s investment objective and strategy.

Investments in fixed income securities involve risks different from investments in equity securities. The primary risks associated with an investment in fixed income securities are as follows:

        Interest Rate Risk. When interest rates change, the value of a Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of fixed income investments fall. Changes in interest rates can be sharp and the effect on the value of fixed income investments can be significant. Currently, interest rates are near unprecedented historically low levels. Because interest rates are near historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. A significant rise in interest rates over a short period of time could cause significant losses in the market value of a Portfolio’s fixed income investments. Duration is a measure of the sensitivity of the price of a Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

        Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unwilling or unable to make timely principal and/or interest payments, or to otherwise honor its obligations. In times of extreme economic turmoil or in an extended economic downturn, the risk of default may increase. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Credit ratings are essentially opinions of credit rating agencies as to the credit quality of the issuer; the lower the credit rating, the greater the credit risk. A lower credit rating may lead to a decline in the value of a fixed

98	Northwestern Mutual Series Fund, Inc. Prospectus

income security because investors may demand a higher rate of interest to compensate for the perceived increased credit risk of the issuer. Credit ratings, however, may prove to be inaccurate. In determining the credit quality of a fixed income security for the Portfolios’ investment strategies, the Fund primarily considers the credit ratings assigned to the security by Standard & Poor’s Ratings Service (“S&P”), Moody’s Investors Service, Inc. (“Moody’s) and Fitch Ratings (“Fitch”). Except as otherwise stated in a Portfolio’s summary section, the Fund considers a fixed income security to be investment grade if the security is rated investment grade by at least two of the three credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and a security to be non-investment grade (sometimes referred to as “high yield” or “junk”) if the security is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch). If a security is rated by only two of the three credit ratings agencies, then the Fund assigns the security with the lower of the two ratings. If only one of the three credit ratings agencies rates a security, then the Fund assigns the security that agency’s rating. And if a security is unrated, then the Fund considers the security to be investment grade or non-investment grade if determined by the Portfolio’s Adviser or Sub-Adviser to be of comparable quality.

        Call or Prepayment Risk. Call or Prepayment Risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser or Sub-Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Portfolio.

        Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

        Market Developments. As noted above under “MORE ABOUT INVESTMENT STRATEGIES AND RISK—General Information—Investing Risk, In General”, the challenges faced by the financial markets over the last several years, and the measures taken in response to those challenges, may have a direct and indirect adverse effect on the Fund and the fixed income securities held by the Portfolios. In particular, S&P lowered its long-term sovereign credit rating on the U.S. in August 2011. In addition, the Federal Reserve ended its quantitative easing program in 2014 and raised the target range for the federal funds rate in 2015 for the first time since 2006. The end of quantitative easing and the near zero interest rate environment, and other current and future potential changes in government policy and market developments, may lead to increased volatility, increased redemptions from the Fund’s fixed income Portfolios, and reduced liquidity which may result in a decline in the value of the fixed income securities held by the Portfolios. If a Portfolio experiences an increase in redemptions, it may have to liquidate portfolio securities at a disadvantageous price and time, which could reduce the returns of the Portfolio. In addition, current and future market conditions may result in a reduction in dealer market-making capacity in the fixed income markets, which has the potential to decrease liquidity with respect to fixed income securities held by the Portfolios. These and other developments relating to the challenges facing the domestic and international markets may increase the interest rate risk, credit risk and liquidity risk relating to private fixed income securities, government and municipal securities and the other fixed income securities listed above, and thereby negatively affect the value of such investments held by a Portfolio.

Focused Investing. Although diversified, the Large Cap Blend Portfolio and the Domestic Equity Portfolio may hold larger positions in a smaller number of companies than the other Portfolios.

        Focus Risk. To the extent a Portfolio invests a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Foreign Securities. The International Growth, Research International Core, International Equity, Emerging Markets Equity and Multi-Sector Bond Portfolios each have an unlimited ability to invest in foreign securities. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios will only invest in foreign securities if such securities are added to their respective benchmark index. Unless otherwise specified in a Portfolio’s investment strategies, each other Portfolio may invest up to 20% of its net assets in foreign securities.

Except as noted below, for purposes of applying the foreign investment limitation, “foreign securities” shall mean:

•	securities of companies whose principal trading activities are outside the U.S.; or

•	securities denominated in non U.S. dollar currencies; or

•	securities of companies that:

•	are organized under the laws of, or have principal offices in, a country other than the U.S., and

•	derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

•	American Depositary Receipts and American Depositary Shares.

The Large Cap Blend Portfolio does not consider securities of foreign issuers listed or traded on a U.S. securities exchange to be “foreign securities” for purposes of this investment limitation.

With respect to derivative instruments, foreign securities also shall include instruments where the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or baskets or indexes of such instruments or securities).

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Portfolios that invest in securities denominated in non-U.S. dollar currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures.

Foreign securities may include securities of issuers economically tied to countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it: i) is organized under the laws of, or has its principal office in an emerging market country; ii) has its principal securities trading market in an emerging market country; iii) derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country; or iv) issues securities denominated in the currency of an emerging market country (and meets one of the other criteria set forth in i)—iii) above). The Adviser or Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

        Risks of Foreign Investing. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds. Specific risks of investing in foreign securities include the following:

        Political and Economic Risk. Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.

        Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.

        Foreign Market Risk. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

        Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

        Foreign Currency Risk. Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.

        Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

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Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

        Debt Obligations of Foreign Governments. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

        Special European Financial Markets and “Brexit” Risk. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including concerns about recession, slow economic growth, credit rating downgrades, unsustainable government debt levels in the Eurozone and possible default on or restructuring of government debt in several European countries. In response, European leaders and regulators have taken steps to support financial markets and economic growth. As a result of these economic difficulties, and the measures taken to address them, the future of the Euro and the European Union (“EU”) is uncertain. These risks may be heightened due to the 2016 vote by the United Kingdom (“UK”) to leave the European Union, commonly known as “Brexit.” Brexit may have significant political and financial consequences for the European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. The UK’s economy and its currency may be negatively impacted by changes to its economic and political relations with the EU. Any further exits from the EU, or the possibility of such exits, could cause additional market disruption globally and introduce new legal and regulatory uncertainties. There is significant market uncertainty regarding Brexit’s ramifications and the range of potential implications and related market outcomes are difficult to predict. The value of a Portfolio’s investments, particularly those investments with exposure to the European financial markets, may be significantly and negatively impacted by these and future developments.

Fund of Funds Investing. Each of the Balanced and Asset Allocation Portfolios operate primarily as an affiliated “fund of funds” by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of the Fund (each, an “Underlying Portfolio”) to gain exposure to the equity and fixed income components of its principal investment strategy. The portfolios of the Fund that may serve as Underlying Portfolios include the following:

Equity Portfolios	International Portfolios

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Fixed Income Portfolios

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

The Adviser allocates the assets of the Balanced and Asset Allocation Portfolios among the Underlying Portfolios based on the Adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the Adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. Under normal conditions, the equity portion of the strategy will be allocated to one or more actively managed equity and international Underlying Portfolios and not to the Fund’s index portfolios: the Index 500 Stock, Index 400 Stock, and Index 600 Stock Portfolios. With respect to fixed income Underlying Portfolios, the Adviser considers their focus on investment grade or non-investment grade debt securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration and maturity of the Underlying Portfolio, and other characteristics. The Adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the Adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.

In connection with the allocation process, the Adviser may from time to time invest more than 25% of the assets of the Balanced Portfolio or the Asset Allocation Portfolio in one Underlying Portfolio, except that no more than 20% of either the Balanced or Asset Allocation Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Balanced

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Portfolio may invest up to 25%, and the Asset Allocation Portfolio may invest up to 30%, of its assets in international Underlying Portfolios. The Balanced and the Asset Allocation Portfolios may have exposure to high yield and foreign investments in excess of these limits through their investments in other Underlying Portfolios.

Through its investments in the equity and international Underlying Portfolios, the Balanced and Asset Allocation Portfolios may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, each Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet their investment objective and for cash management purposes. For a discussion of equity securities, foreign securities (including emerging markets) and derivatives, see the corresponding headings above in this section of the Prospectus.

        Risks of Fund of Funds Investing. To the extent that the Balanced or Asset Allocation Portfolio invests in an Underlying Portfolio, the Portfolio indirectly bears all the risks associated with the investment strategies used by that Underlying Portfolio in direct proportion to the amount of assets the Portfolio allocates to that Underlying Portfolio, and bears a pro rata share of the Underlying Portfolio’s expenses in addition to its own expenses. A description of the principal investment strategies, the principal risks associated with those strategies, and expense information for each Underlying Portfolio is set forth in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The performance of each such Portfolio is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective with respect to its fund of funds strategy is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the Adviser’s allocation decisions with respect to the Underlying Portfolios. The Underlying Portfolios will pursue their investment objectives and strategies without the approval of the Portfolios. If an Underlying Portfolio were to change its investment objective or strategies, a Portfolio may be forced to withdraw its investment from the Underlying Portfolio at a disadvantageous time. Because the Portfolios and the Underlying Portfolios are affiliated funds, the Portfolios are subject to risks associated with such affiliation. The Adviser will have the authority to select and allocate investments of the Portfolios among the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for a Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.

        Underlying Portfolio Risks. The Underlying Portfolios are used as investments for the Balanced and Asset Allocation Portfolios, and may have a large percentage of their shares owned by such Portfolios. Subject to the investment policies of the Balanced and Asset Allocation Portfolios, there is no limit on the percentage of an Underlying Portfolio’s shares that may be owned by the Balanced and/or Asset Allocation Portfolios and may exceed a majority of an Underlying Portfolio’s shares. For information relating to ownership by the Balanced and Asset Allocation Portfolios of each of the Underlying Portfolio’s shares, see “Appendix C—Ownership of Shares of the Fund” in the Fund’s Statement of Additional Information. Each Underlying Portfolio may experience large investments or redemptions from a Portfolio due to reallocation or rebalancing of the Portfolios. In the event of a large investment by a Portfolio, the Underlying Portfolio may be unable to quickly deploy the new funds in its strategy resulting in a larger cash position than typical for a period of time, which may cause the Portfolio to miss out on potential investment opportunities and gains if the market advances during that period. Large redemption activity by a Portfolio could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions by a Portfolio could also cause an Underlying Portfolio’s expense ratio to increase due to a resulting smaller asset base. Consequently, relatively large investments and redemptions by a Portfolio could adversely affect the performance of a Portfolios and the Underlying Portfolios. The Adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the Adviser’s ability to fully implement a Portfolio’s investment strategies.

High Yield Bonds. The High Yield Bond Portfolio invests primarily in high yield debt securities. The Short-Term Bond, Select Bond, and Multi-Sector Bond Portfolios may invest in, and the fixed income components of the Balanced and Asset Allocation Portfolios may have exposure to, high yield bonds as part of their principal investment strategy. Unless otherwise stated in a Portfolio’s summary section, the Fund considers a debt security to be “high yield,” or non-investment grade (sometimes referred to as “junk bonds”), if the debt security is rated below investment grade by at least two of the three credit ratings agencies used by the Fund (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or if

102	Northwestern Mutual Series Fund, Inc. Prospectus

unrated, determined by the Portfolio’s Adviser or Sub-Adviser to be of comparable quality. See “Fixed Income Securities—Credit Risk”, above, for more information on the Fund’s use of credit ratings agencies.

        Risks of Investing in High Yield Bonds. The historical financial condition of the issuers of these securities is usually not as strong as that of other issuers and the price of these securities is usually more volatile and more likely to react to developments affecting market and credit risk than are more highly rated securities. As a result, high yield debt securities are subject to greater levels of interest rate and credit risk and greater risk of loss of income and principal than higher rated securities. Also, the trading markets for high yield debt securities tend to be less liquid than the trading markets for more highly rated securities and a Portfolio could find it more difficult to sell such securities or only sell at prices lower than more widely traded securities.

Illiquid Investments. Each Portfolio may invest up to 15% (5% for the Government Money Market Portfolio) of net assets in illiquid investments, which may include restricted securities, private placements by public and privately held entities and Rule 144A securities. An illiquid investment is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% (or 5%, as applicable) limit.

        Risks of Investing in Illiquid Securities. Investments in illiquid securities involve liquidity risk to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. This risk may be magnified during periods of economic turmoil or in an extended economic downturn. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities. In addition, during periods of extreme volatility or in an extended economic downturn, it may not be possible to liquidate positions at advantageous times or prices, which could have the effect of decreasing the overall level of a Portfolio’s liquidity. To the extent that a Portfolio’s principal investment strategies involve foreign securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have a higher exposure to liquidity risk.

        New Liquidity Risk Management Rules. In October 2016, the Securities and Exchange Commission (the “SEC”) adopted new liquidity risk management rules under the 1940 Act. The new rules require mutual funds, including the Portfolios, to adopt certain liquidity risk management practices and provide additional disclosures about a mutual fund’s redemptions and liquidity risk by December 2018. The precise impact the rules will have on the Portfolios and on the mutual fund industry has not yet been determined.

Indexed Investing. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios (the “Index Portfolios”) employ an indexing strategy in an attempt to achieve their investment objectives. That is, they seek to replicate the performance of a target index by investing all, or substantially all of their assets in the stocks that make up the index, in approximately the same weighting as the index.

        Indexing Strategy Risk. Portfolios using a “passive management,” or indexing strategy are not “actively” managed, and therefore do not engage in shifting Portfolio assets to take advantage of market opportunity, and do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Portfolio and index performance may be affected by the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index, the timing of purchases and redemptions of Portfolio shares and regulatory restrictions applicable to mutual funds classified as “diversified” under the 1940 Act. Because of these factors, an Index Portfolio, particularly one with fewer assets, may not perform as well as the index it attempts to match.

        Index Concentration Risk. Since all of the Index Portfolios implement a full replication strategy with respect to the index with which the Portfolio is aligned, to the extent the index may be concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Portfolio may be similarly concentrated. As a result, Portfolio performance may be adversely affected by such concentration, the Portfolio may be subject to increased price volatility, and the Portfolio may be more susceptible to adverse economic, market, political or regulatory developments affecting that market, industry, group of industries, sector or asset class in which the concentration occurs.

Inflation-Indexed Bonds. The Inflation Protection Portfolio invests in inflation-indexed bonds as a primary part of its investment strategy. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

        Risks of Inflation-Indexed Bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the

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relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings. The Mid Cap Value Portfolio may participate in initial public offerings (“IPOs”) of common stock or other equity securities issued by a company as part of its principal investment strategy. Such companies may be established companies or those in the early stages of development.

        Risks of Investing in IPOs. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While the Portfolio may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Depending on the size of the Portfolio, investments in IPOs could have a magnified impact (either positive or negative) on the Portfolio’s performance. The impact of IPOs on the Portfolio’s performance may tend to diminish as assets grow.

Investment Styles. Actively managed Portfolios may utilize a particular style of investing, such as “growth” or “value,” or a combination of both.

        Investment Style Risk. Market performance tends to be cyclical, and during various cycles, the market may not favor the portion of the Portfolio that utilizes a particular style of investing, such as growth or value, and a Portfolio’s returns may vary considerably from other Portfolios or other funds using different investment styles. “Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends. “Value” stocks are typically those that the portfolio managers believe are undervalued in relation to their intrinsic values. The price of “value” stocks may turn out to have been too high, or the market may not recognize what the portfolio managers believe are their intrinsic values.

Leverage. Certain transactions in which the Portfolios engage may give rise to a form of leverage including, among others, swap agreements, futures contracts, and other derivative instruments, and the use of when issued, delayed delivery or forward commitment transactions. To seek to mitigate leveraging risk, a Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its positions in a permissible manner.

        Leverage Risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings.

        Asset Coverage, Segregation and Earmarking Requirements. The Portfolios will comply with guidelines established by the SEC with respect to asset coverage of derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by a Portfolio of cash or liquid assets on its books or with its custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency, by other portfolio positions or by other means consistent with applicable regulatory policies.

Mortgage Related and Other Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. In particular, the Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios may invest in mortgage- and asset-backed securities as a principal investment strategy. An asset-backed security is a fixed income security that derives its credit worthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables and home equity loans), collateralized mortgage obligations and collateralized debt obligations. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, to-be-announced (“TBA”) mortgage-backed securities, specified pools of forward settling mortgage-backed securities, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

        Risks of Mortgage- and Asset-Backed Securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage related security generally will decline; however, when interest rates are declining, the value of mortgage related securities with prepayment features may not

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increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are subject to prepayment risk. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by a Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying a Portfolio’s asset-backed securities. When this happens, a Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this prepayment risk, a Portfolio investing in mortgage- and asset-backed securities may benefit less from declining interest rates than other funds. Mortgage risk is the risk that in a period of rising interest rates, mortgage related securities may exhibit additional volatility, which may increase the volatility of a Portfolio’s share price. In addition, in some places, local governments may seek to use their eminent domain powers to buy underwater home loans held by mortgage-backed securities. The price of the loans purchased in such cases may be made at a discount to the loan’s true value.

Mortgage- and asset-backed securities are also subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor issued by the U.S. government) or by non-governmental issuers. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Municipal Securities. One type of debt security in which the Portfolios may invest are municipal securities. The Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios may invest in municipal securities as a principal investment strategy. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, including hybrids and synthetic securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

        Risks of Investing in Municipal Securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal markets relating to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the overall financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). Issuers of Build America Bonds can elect whether to offer a tax credit to the buyer or receive a direct payment from the federal government equal to 35% of the interest costs. The federal tax credit or interest subsidy continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.

Build America Bonds are subject to the same types of risks as other municipal bonds. However, because Build America Bonds are a relatively new form of municipal financing, it is difficult to predict the extent to which a market for the bonds will develop. As a result, Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, since the ability of municipalities to issue Build America Bonds was not extended beyond December 31, 2010, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. Illiquidity may negatively affect the value of the bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the

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issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds were reduced. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. The federal government could eliminate or further reduce the subsidy in the future. The recent reduction to the subsidy and any further reduction or elimination increases the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.

Real Estate Investment Trusts (REITs). The Equity Portfolios, in particular the Small Cap Value Portfolio, may invest in real estate investment trusts, or REITs, as part of their investment strategies. The other Portfolios may invest in REITs to a more limited extent. REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. Investments in REITs may provide the Portfolio with an efficient, low-cost means of diversifying among various types of property in different regions.

        Risks of Investing in REITs. Investing in REITs involves certain unique risks in addition to those risks affecting the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to interest rate risks. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Because REITs are pooled investment vehicles that have their own expenses, the Portfolio will indirectly bear its proportionate share of those expenses. REITs are subject to the risk of failing to maintain their exemptions from registration as investment companies under the 1940 Act, and the possibility of failing to satisfy specific requirements under the Internal Revenue Code of 1986, as amended (the “Code”) that allow REITs to pass through income to shareholders without paying tax at the entity level.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements. The Fixed Income Portfolios may enter into repurchase agreements as part of their principal investment strategies. When a Portfolio enters into a repurchase agreement, the Portfolio purchases a security from a bank or broker-dealer who agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. The other party to a repurchase agreement may be located inside or outside of the U.S. The Government Money Market Portfolio may invest 100% of its assets in repurchase agreements that are fully collateralized by U.S. government securities.

        Repurchase Agreements Risk. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the other party to a repurchase agreement is located outside of the U.S., these risks may be heightened. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Sector Concentration. The Growth Stock, Large Cap Core Stock, Mid Cap Growth Stock, Small Cap Growth Stock, Research International Core, Emerging Markets Equity and International Equity Portfolios may at times have a relatively high percentage of their assets invested in a particular sector.

        Sector Concentration Risk. To the extent a Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector. Sector concentration will also subject a Portfolio to the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent a Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds and business development companies, subject to the limitations of the Investment Company Act of 1940, as amended. The Small Cap Value Portfolio may invest in a variety of investment companies as part of its principal investment strategies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These indirect expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations. The expenses associated with business development companies in particular may be significant. Fees and expenses incurred indirectly by a Portfolio as a result of its investing in investment companies, business development companies and other pooled investment vehicles are reflected in a Portfolio’s fee and expense table in “Other Expenses,” if the indirect expenses incurred by the Portfolio do not exceed 0.01% (one basis point) of the Portfolio’s average net assets or in a separate line item called “Acquired Fund Fees and Expenses,” if such amount exceeds 0.01% of the Portfolio’s average net assets.

Each Portfolio may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs), with the same percentage limitations as investments in registered investment companies. Portfolios that may invest in ETFs to a

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greater extent as part of their principal investment strategies include the Small Cap Growth Stock, Index 600 Stock, Small Cap Value, Balanced and Asset Allocation Portfolios. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting the purchase of underlying securities. The Portfolios may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Each Portfolio may invest in business development companies (BDCs). The Small Cap Value Portfolio may invest in BDCs to a greater extent as part of its principal investment strategies. BDCs are a type of registered investment company that typically invests in and lends to small and medium-sized private companies that may not have access to public equity markets for raising capital. Some BDCs may also be invested in a relatively small number of holdings or concentrate in a particular industry or sector.

        Risks of Investing in Securities of Other Investment Companies. As with other investments, investments in other investment companies are subject to market and selection risks. Registered investment companies and unregistered investment companies generally entail the same risks as the underlying securities held by them. A Portfolio investing in another investment company may be affected by the losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds.

        Risks of Investing in ETFs. The main risk of investing in an index based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio investing in ETFs would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded, which may result in their trading at a discount or premium to their net asset values. A Portfolio will overpay for the ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets are selling if it is trading at a discount. Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. An active market for an ETF may not be developed or maintained. Furthermore, trading of an ETF’s shares may be halted by the exchange on which the ETF is listed, in which case a Portfolio would be unable to sell its shares of the ETF unless and until trading is resumed.

        Risks of Investing in BDCs. Like investments in other types of investment companies, a Portfolio that invests in BDCs would bear its pro rata portion of the BDC’s expenses; the expenses associated with some BDCs may be significant. A BDC is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Investments in such small companies may also be less liquid than publicly traded companies. To the extent BDCs have a relatively small number of holdings or concentrate in a particular industry or sector, the BDC is particularly subject to the risks associated with those holdings, industries and sectors, which may also increase the BDC’s volatility and risk. Shares of a BDC may not be redeemable at the option of shareholders and therefore may trade at a discount or premium to its net asset value, which means the Portfolio will overpay for an BDC’s assets if it is trading at a premium and will get less than the value of the BDC’s assets when selling if it is trading at a discount. An active market for a BDC may not be developed or maintained.

Short Sales. Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. In particular, the Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio may engage in short sales as part of their principal investment strategies. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement.

        Risks of Short Sales. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities or derivative sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its position in a permissible manner.

Special Situations. The Equity Income and Small Cap Value Portfolios may invest in special situations as a primary investment strategy. A “special situation” arises when, in the Adviser or Sub-Adviser’s opinion, securities of a particular company will appreciate in value because of unique circumstances applicable to the company, such as when a company goes through a reorganization, does a spin-off of another business line, declares a special dividend or some other one-time event that might be attractive from an investment perspective.

        Risks of Special Situations. Investing in special situations involves the risk that the change or event anticipated by management might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Also, special situations have risk because they may be associated with major corporate changes and present a high degree of uncertainty as to a security’s market price. Investing in special situations may involve heightened

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volatility in the value of the securities purchased and may cause greater risk of loss than investments in securities not subject to a special situation.

Stable Net Asset Value. The Government Money Market Portfolio operates as a “government money market fund” under Rule 2a-7 of the 1940 Act, as amended. As a government money market fund, the Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, and is required to, among other things, invest at least 99.5% of its total assets in U.S. Government Securities, cash, and repurchase agreements securities by U.S. Government Securities or cash. See “Government Money Market Portfolio – Summary” under the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus and the “U.S. Government Securities” section, below.

        Stable Net Asset Value Risk. The Government Money Market Portfolio may not be able to maintain a stable NAV of $1.00 per share at all times. If the Portfolio fails to maintain a stable NAV (or there is a perceived threat of such failure), the Portfolio, along with other money market funds, could be subject to increased redemption activity.

U.S. Government Securities. The Government Money Market, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios may invest in U.S. government securities as a principal strategy. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bonds, bills, notes, and other obligations, and those issued or guaranteed by various U.S. government agencies and instrumentalities, including government sponsored enterprises. U.S. Treasury obligations are guaranteed as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Obligations issued or guaranteed by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury or otherwise backed by the full faith and credit of the U.S. government. For example, the Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government. U.S. government agency obligations also include, but are not limited to, those of the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Federal Farm Credit Banks.

        U.S. Government Securities Risk. As indicated above, not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. No assurance can be given that the U.S. government would provide financial support to any U.S. government agency or instrumentality if it is not obligated to do so by law.

        Special Considerations. On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In February 2011, plans were announced to wind down FNMA and FHLMC and reduce the Federal government’s involvement in the mortgage market. Also, following the downgrade by S&P of its long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” in August 2011, S&P downgraded the credit rating of debt issued by FNMA and FHLMC to “AA+,” an indication of this reliance on the U.S. government. More recently, however, reports indicate that FNMA and FHLMC are returning to profitability. Notwithstanding these recent developments, much uncertainty continues. Discussions among lawmakers are on-going about the future of FNMA and FHLMC as they consider multiple options, including elimination. FNMA and FHLMC also are subject to several continuing legal actions and investigations over certain public disclosure and corporate governance matters. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will ultimately be successful.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The Fixed Income Portfolios, and in particular, the Government Money Market Portfolio, may invest in variable and floating rate securities as part of their principal investment strategies.

        Risks of Variable and Floating Rate Securities. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. An inverse floater may exhibit greater

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price volatility than a fixed rate obligation of similar credit quality. In addition, the absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.

When Issued, Delayed Delivery and Forward Commitment Transactions. Each Portfolio may purchase securities which it is eligible to purchase on a when issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). In particular, the Government Money Market, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios may make such investments as part of their principal investment strategies.

        Risks of When Issued, Delayed Delivery and Forward Commitment Transactions. When issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

Non-Principal Investment Strategies and Risks

Commodities. The Portfolios may invest in instruments, including exchange traded funds, whose performance is linked to the price of an underlying commodity or commodity index. To the extent a Portfolio makes such investments, the Portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events, and natural disasters, pestilence and market disruption. Commodity prices may have greater volatility than investments in traditional securities.

Delayed Funding Loans and Revolving Credit Facilities. The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Master Limited Partnerships. The Portfolios may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships whose limited partnership interests (units) are traded on a public exchange. As a result, MLP units are generally more liquid than units of private limited partnerships. MLPs have two types of partners—one or more general partners that conduct the day-to-day management of the MLP, and one or more limited partners that contribute capital but are not involved in the day-to-day management. When a Portfolio invests in a MLP, it becomes a limited partner. Limited partners have limited control over the MLP and may have limited voting rights on matters affecting the MLP. MLPs typically pay higher distributions than other types of companies. The amount of cash a MLP can distribute to its partners will depend on the amount of cash it generates from its operations and its operating costs, working capital needs and other like factors, all of which are effected by market movements and factors effecting its business lines. The benefit of investing in MLPs depends largely on the MLP being treated as a partnership for federal income tax purposes, which are not subject to income tax at the entity level. To qualify as a partnership for federal income tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in the Code, which include, among others, interest, dividends, real property rents, certain capital gains, and the exploration, development, mining, production, processing, refining, transportation, and marketing of oil, gas, minerals and other natural resources. If, as a result of a change in current law or change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. In such cases, the amount of cash available for distribution would be reduced and the distributions received by the Portfolio might be taxed entirely as dividend income.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Temporary Defensive Investments and Cash Reserves. A certain portion of a Portfolio’s assets may be held in cash or money market reserves. Short-term, high quality U.S. and foreign dollar denominated money market securities, including repurchase agreements, may be held by any Portfolio. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments may be inconsistent with a Portfolio’s principal investment strategies and generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase

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agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities, to meet anticipated redemptions of Portfolio shares or in support of a Portfolio’s position in certain derivative instruments. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio holds cash reserves or invests defensively in these securities, it might not achieve its investment objective.

Other Investments and Techniques. The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

THE INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser

The investment adviser for each Portfolio is Mason Street Advisors, LLC, a wholly owned subsidiary of Northwestern Mutual. Mason Street Advisors’ address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors provides advisory and related services to Northwestern Mutual Series Fund, Inc. (the “Fund”), Northwestern Mutual and certain of its affiliates, and The Northwestern Mutual Foundation. As of December 31, 2016, Mason Street Advisors had approximately $26 billion in assets under management.

As investment adviser, Mason Street Advisors manages the operations of the Fund and provides investment advice and recommendations regarding the purchase and sale of securities for those Portfolios that do not employ a sub-adviser. For those Portfolios that employ a sub-adviser, Mason Street Advisors oversees and evaluates the activities of the sub-advisers, including investment performance, investment operations and processes. See also “Manager of Managers Structure”, below. Pursuant to its advisory agreement with the Fund, Mason Street Advisors also provides or procures the management of the Fund’s administrative affairs, including mutual fund accounting services, legal services, investment operations services and corporate and regulatory reporting, oversees the Fund’s service providers and provides overall risk management for the Fund, including investment, operational and financial risk.

The Sub-Advisers

Each of the following sub-advisers has been retained by Mason Street Advisors and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of one or more Portfolios, subject to the general control of the Board of Directors of the Fund and Mason Street Advisors:

Aberdeen Asset Managers Limited (“Aberdeen”), Bow Bells House, 1 Bread Street, London, England, EC4M9HH, has served as sub-adviser to the Emerging Markets Equity Portfolio since March 2017. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing assets for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. In rendering investment advisory services to the Emerging Markets Equity Portfolio, Aberdeen may use the resources of its affiliates. Aberdeen and its affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from Aberdeen’s affiliates may provide portfolio management and research services to the Portfolio, as associated persons of Aberdeen. No remuneration is paid by the Emerging Markets Equity Portfolio with respect to the memorandum of understanding/personnel sharing arrangements.

American Century Investment Management, Inc. (“American Century Investments”), 4500 Main Street, Kansas City, Missouri 64111, has been managing mutual funds since 1958. American Century Investments has served as sub-adviser to the Large Company Value and Inflation Protection Portfolios since May 2007 and to the Mid Cap Value Portfolio since February 2009. American Century Investments is a direct, wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a non-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway Wilmington, Delaware 19809, an indirect, wholly owned subsidiary of BlackRock, Inc., has served as sub-adviser to the Government Money Market Portfolio since November 2014. BlackRock was organized in 1994 to perform advisory services for investment companies.

Delaware Investments Fund Advisers (“Delaware”), a series of Macquarie Investment Management Business Trust, 2005 Market Street, Philadelphia, Pennsylvania, 19103, has served as sub-adviser for the Domestic Equity Portfolio since October 2012. Delaware is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). MMHI is a wholly owned subsidiary of Macquarie Group Ltd. Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including Delaware.

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Fayez Sarofim & Co. (“Sarofim & Co.”), 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010, has served as sub-adviser for the Large Cap Core Stock Portfolio since July 2013. Sarofim & Co manages investment portfolios for a wide range of clients—pension plans, foundations, endowments, and individuals. For over five decades since their founding in 1958, they have focused exclusively on investment management. Sarofim & Co. is a wholly owned subsidiary of The Sarofim Group, Inc., which is wholly owned by current, active employees of Sarofim & Co. and the Sarofim family. Fayez Sarofim is the majority shareholder of The Sarofim Group.

Federated Investment Management Company (“Federated”), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, has served as sub-adviser to the High Yield Bond Portfolio since November 2014. Federated is an indirect, wholly owned subsidiary of Federated Investors, Inc. (“FII”). Established in 1955, FII is a client-driven, multi-product, and multi-strategy investment manager. FII provides comprehensive investment management to more than 8,500 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island, 02917, has served as sub-adviser to the International Growth Portfolio since August 2015. FIAM and its FIAM® Group affiliates provides investment management services to institutional investors worldwide. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, has served as sub-adviser for the Large Cap Blend Portfolio since October 2012. FMI has been an investment adviser since 1980. FMI is controlled by Ted D. Kellner and Patrick J. English. FMI’s executive officers include Ted D. Kellner, Executive Chairman; Patrick J. English, CEO, CIO and Treasurer; John S. Brandser, President, Secretary, COO and CCO; and Bladen Burns, Senior VP. The directors of FMI are Messrs. Kellner, English and Brandser.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, has served as sub-adviser to the Focused Appreciation Portfolio since August 2015. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 13 principal subsidiary or affiliated asset management firms. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States.

Massachusetts Financial Services Company (MFS®(1)), 111 Huntington Avenue, Boston, Massachusetts 02199, has served as sub-adviser for the Research International Core Portfolio since May 2007. MFS® is America’s oldest mutual fund organization. MFS® and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, has served as sub-adviser for the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio since May 2007. PIMCO was organized in 1971 and provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority-owned subsidiary of Allianz Asset Management (“AAM”), which is a subsidiary of Allianz SE (“Allianz”). Allianz is a European-based, multinational insurance and financial services holding company.

Templeton Investment Counsel, LLC (“Templeton”), 300 S.E. 2nd Street, Ft. Lauderdale, Florida 33301, a wholly owned indirect subsidiary of Franklin Resources, Inc. (“FRI”). has served as the sub-adviser for the International Equity Portfolio since May 1994. FRI is a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of FRI.

The Boston Company Asset Management, LLC (“The Boston Company”), BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, has served as sub-adviser for the Growth Stock Portfolio since July 2013. The Boston Company is a global, performance-driven investment management firm committed to providing creative active equity solutions for its clients. Backed by top-notch fundamental and quantitative research, its collaborative, entrepreneurial firm serves the investment needs of pension plans, endowments, sovereign institutions, intermediaries and mutual fund shareholders. Founded in 1970, The Boston Company is part of BNY Mellon Asset Management, one of the world’s leading asset management organizations, encompassing BNY Mellon’s affiliated investment management firms and global distribution companies.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. has served as the sub-adviser for the Small Cap Value Portfolio since August 2001, Equity Income Portfolio since May 2003, and Short-Term Bond Portfolio since November 2014.

(1)	MFS® is a registered trademark of Massachusetts Financial Services Company.

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Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210,has served as sub-adviser to the Small Cap Growth Stock Portfolio since July 2013. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP.

Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, has served as sub-adviser to the Select Bond Portfolio since November 2014. WellsCap, an indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients.

William Blair Investment Management, LLC (“William Blair”), 222 West Adams Street, Chicago, Illinois, 60606, has served as sub-adviser for the Mid Cap Growth Stock Portfolio since July 2013. William Blair is affiliated with William Blair & Company, L.L.C., an investment adviser founded over 80 years ago.

Portfolio Managers

A brief biography of each portfolio manager who has responsibility for the day-to-day management of one or more Portfolios is set forth below. Please see the Statement of Additional Information for additional information about the portfolio managers’ investments in the Portfolio(s) that they manage, a description of portfolio manager compensation and information regarding other accounts that the portfolio managers manage.

Growth Stock Portfolio

Investment decisions are made by members of the core research team of The Boston Company under the direction of Elizabeth Slover, Senior Managing Director at The Boston Company and Director of The Boston Company’s Global Research team. Ms. Slover has been with The Boston Company since 2005, and has been the Portfolio’s portfolio manager since 2013. She has also been employed by The Dreyfus Corporation, an affiliate of The Boston Company, since 2001.

Focused Appreciation Portfolio

Aziz V. Hamzaogullari, CFA, Vice President of Loomis Sayles, has managed the Portfolio since August 2015. Mr. Hamzaogullari joined Loomis Sayles in 2010 from Evergreen Investment Management Company, LLC where he was a senior portfolio manager. Mr. Hamzaogullari joined Evergreen Investments in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. He was head of Evergreen Investments’ Berkeley Street Growth Equity team and was the founder of the research and investment process.

Prior to Evergreen Investments, he was a senior equity analyst and portfolio manager at Manning & Napier Advisors.

Large Cap Core Stock Portfolio

The Portfolio is managed by a team of portfolio managers employed by Sarofim & Co. The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The Investment Committee directs and monitors Sarofim & Co.’s internal, fundamental research efforts. The team consists of:

Fayez Sarofim, CFA, Chairman of the Board and Co-Chief Investment Officer, who founded Sarofim & Co. in 1958.

Gentry Lee, CFA, Chief Executive Officer and Co-Chief Investment Officer of Sarofim & Co., who has been with Sarofim & Co. since 1998.

Alan R. Christensen, CFA, President of Sarofim & Co., who has been with Sarofim & Co. since 2005.

Large Cap Blend Portfolio

FMI’s investment decisions are made by a Portfolio Management Committee (PMC). The investment process employed by the PMC is team based, and the PMC as a whole, not any individual member, is primarily responsible for the day-to-day management of the Portfolio. PMC members include:

Patrick J. English, CFA, has been employed by FMI in various capacities since 1986, currently serving as Chief Executive Officer, Chief Investment Officer and Treasurer.

John S. Brandser has been employed by FMI in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.

Andy P. Ramer, CFA, has been employed by FMI since 2002 as a Research Analyst and is the Director of Research.

Jonathan T. Bloom, CFA, has been employed by FMI since 2010 as a Research Analyst; from 2008 through the spring of 2009, Mr. Bloom attended the Columbia University Graduate School of Business in New York and from 2003 through 2007, he was a gallery director and junior partner of Arader Galleries in New York.

Matthew J. Goetzinger, CFA, has been employed by FMI since July 2004 as a Research Analyst.

Robert M. Helf, CFA, has been employed by FMI since 1998 as a Research Analyst.

Daniel G. Sievers, CFA, has been employed by FMI since 2009 as a Research Analyst; from May 2008 to August 2009, Mr. Sievers was employed as an Investment Analyst with Evergreen Investments, Boston, Massachusetts, and from September 2004 to May 2008 he attended Boston College.

Matthew T. Sullivan, has been employed by FMI since 2013 as a Research Analyst; from September 2009 to May 2013 he attended Brown University. Mr. Sullivan currently is a Level III CFA candidate.

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Jordan S. Teschendorf, has been employed by FMI since June 2015 as a Research Analyst, and prior to his employment Mr. Teschendorf attended the University of Wisconsin-Madison.

Index 500 Stock Portfolio

Daniel J. Meehan, who co-manages the Portfolio, is a Director of Mason Street Advisors and joined Mason Street Advisors in 2004. He also acts as the portfolio manager for the Balanced Portfolio and the Asset Allocation Portfolio.

Steven A. Warren, who co-manages the Portfolio, is a Director of Mason Street Advisors. Mr. Warren, who joined Northwestern Mutual in 1998, is also a portfolio manager for the Fund’s other index portfolios and is also responsible for the execution of equity and equity derivative transactions at Mason Street Advisors.

Joseph A. Travia, who co-manages the Portfolio, is an Associate of Mason Street Advisors. Mr. Travia, who joined Mason Street Advisors in 2002 and Northwestern Mutual in 1999, is also a portfolio manager for the Fund’s other index portfolios.

Large Company Value Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Large Company Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Brendan Healy, CFA, Vice President and Portfolio Manager, joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2004.

Brian Woglom, CFA, Vice President and Portfolio Manager, joined American Century Investments in 2005 and became a portfolio manager in 2012.

Domestic Equity Portfolio

D. Tysen Nutt, Jr., Senior Vice President, Senior Portfolio Manager and Team Leader for Delaware’s Large-Cap Value team, joined Delaware in 2004.

Robert A. Vogel, Jr., CFA, Vice President and Senior Portfolio Manager for Delaware’s Large-Cap Value team, joined Delaware in 2004.

Nikhil G. Lalvani, CFA, Vice President and Senior Portfolio Manager for Delaware’s Large-Cap Value team, joined Delaware in 1997 as an account analyst. Mr. Lalvani has served as both a fundamental and quantitative analyst.

Kristen E. Bartholdson, Vice President and Senior Portfolio Manager for Delaware’s Large-Cap Value team, joined Delaware in 2006 as an associate portfolio manager.

Equity Income Portfolio

The Equity Income Portfolio is managed by an investment advisory committee whose chairman is John D. Linehan, a

Vice President of T. Rowe Price. As investment advisory committee chairman, he has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Linehan has been chairman of the Portfolio’s committee since 2015 and joined T. Rowe Price in 1998. During the past five years, he has served as portfolio manager and the Head of U.S. Equity for T. Rowe Price.

Mid Cap Growth Stock Portfolio

Robert C. Lanphier IV, who co-manages the Portfolio, is a Partner of WBIM and joined in 1987. He is a member of its Investment Management Department’s Small-Mid and Mid Cap Growth Teams.

David P. Ricci, CFA, who co-manages the Portfolio, is a Partner of WBIM and joined in 1994. He is a member of its Investment Management Department’s Large and Mid Cap Growth Teams.

Daniel Crowe, CFA, who co-manages the Portfolio, is a Partner of WBIM and joined in May 2011. He is a member of the Small-Mid and Mid Cap Growth Teams.

Index 400 Stock Portfolio

Daniel J. Meehan, Steven A. Warren and Joseph A. Travia co-manage the Index 400 Stock Portfolio. For Mr. Meehan’s, Mr. Warren’s and Mr. Travia’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Mid Cap Value Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Mid Cap Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Phillip N. Davidson, CFA, Chief Investment Officer—Value Equity, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1993 as a portfolio manager.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, joined American Century Investments in 1998 and became a portfolio manager in 2004.

Kevin Toney, CFA, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1999 and became a portfolio manager in 2006.

Brian Woglom, CFA, Vice President and Portfolio Manager, joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012.

Small Cap Growth Stock Portfolio

Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has

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managed the Portfolio since 2013. He joined Wellington Management in 1994 and has been an investment professional since 1996.

Index 600 Stock Portfolio

Daniel J. Meehan, Steven A. Warren and Joseph A. Travia co-manage the Index 600 Stock Portfolio. For Mr. Meehan’s, Mr. Warren’s and Mr. Travia’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Small Cap Value Portfolio

The Small Cap Value Portfolio is managed by an investment advisory committee whose chairman is J. David Wagner, CFA, a Vice President of T. Rowe Price. As investment advisory committee chairman, he has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Wagner has been chairman of the Portfolio’s committee since 2014 and joined T. Rowe Price in 2000.

International Growth Portfolio

Jed Weiss, Portfolio Manager, began managing the International Growth Portfolio in 2015. Mr. Weiss has worked as a research analyst and portfolio manager at FMR Co., Inc. (an affiliate of FIAM LLC) since 1997.

Vincent Montemaggiore, Portfolio Manager, effective June 15, 2017 will begin managing the International Growth Portfolio as an interim portfolio manager while Jed Weiss is on a leave of absence. Mr. Weiss is expected to return in the fourth quarter of 2017. Mr. Montemaggiore has worked as an equity research analyst and portfolio manager at FMR Co., Inc. (an affiliate of FIAM LLC) since 2005.

Research International Core Portfolio

Jose Luis Garcia, Investment Officer of MFS, has been employed in the investment area of MFS since 2002, and has managed the Portfolio since 2007.

Thomas Melendez, Investment Officer of MFS, has been employed in the investment area of MFS since 2002, and has managed the Portfolio since 2007.

Victoria Higley, Investment Officer of MFS, has been employed in the investment area of MFS since 2011, and has managed the Portfolio since 2016. Ms. Higley also served as United Kingdom Institutional Client Director of Fidelity International from 2009 to 2011.

Mr. Garcia, Mr. Melendez and Ms. Higley co-manage the Portfolio, each providing general oversight of a team of investment professionals.

International Equity Portfolio

Antonio T. Docal, CFA, Executive Vice President, Deputy Director of Research and Portfolio Manager of Templeton, was appointed a portfolio manager of the Portfolio in December 2014. He is currently a portfolio manager and research analyst for the Templeton Global Equity Group with research responsibility for the automobile industry, and is lead portfolio manager on a number of institutional separate account relationships and sub-advised and commingled funds. Prior to joining Templeton in 2001, Mr. Docal was Vice President and Director at Evergreen Funds, a principal and co-founder of Docal Associates, and an Assistant Treasurer in the Mergers and Acquisitions Department at JP Morgan. He entered the financial services industry in 1979.

Emerging Markets Equity Portfolio

The Portfolio is managed by Aberdeen’s Global Emerging Markets Equity Team. The team members are jointly and primarily responsible for the day-to-day management of the Portfolio, with the following members having the most significant responsibility for the day-to-day management of the Portfolio:

Hugh Young, is a Director of Aberdeen Asset Management PLC and Managing Director of the Group’s Asian business. He has overall responsibility for the Group’s active equity, fixed income and property capabilities. Mr. Young joined Aberdeen in 1985 to manage Asian equities from London, having previously held posts at Fidelity International and MGM Assurance. He founded Singapore-based Aberdeen Asia in 1992.

Devan Kaloo, is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen. Mr. Kaloo joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Mr. Kaloo started in fund management in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams.

Joanne Irvine, is Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity Team in London. Ms. Irvine joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to Aberdeen, Ms. Irvine was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies.

Mark Gordon-James, CFA, is a Senior Investment Manager on the Global Emerging Markets Equities Team. Mr. Gordon-James joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

Flavia Cheong, CFA, is Head of Equities—Asia (ex-Japan) on the Asian Equities Team, where, in addition to sharing responsibility for company research, she oversees regional portfolio construction. Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

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Short-Term Bond Portfolio

Michael F. Reinartz, CFA, a Vice President of T. Rowe Price and Chairman of T. Rowe Price’s Short-Term Bond Investment Advisory Committee has managed the Portfolio since 2015. Mr. Reinartz joined T. Rowe Price in 1996, and his investment experience dates back to 2000. During the past five years, he has served as a portfolio manager and prior to that worked closely with T. Rowe Price’s portfolio managers in managing the short-term bond strategies, and as an investment analyst for short-term bond and multi-sector bond strategies.

Select Bond Portfolio

Troy Ludgood, Senior Portfolio Manager at WellsCap, has co-managed the Portfolio since 2014. Mr. Ludgood joined WellsCap in 2004. Prior to joining WellsCap, Mr. Ludgood was a trader at Lehman Brothers, responsible for corporate, emerging markets, and non-dollar sovereign bonds. Before transitioning to the investment industry in 2000, Mr. Ludgood worked as an industrial engineer at Ahold and May Department Stores.

Thomas O’Connor, CFA, Senior Portfolio Manager at WellsCap, has co-managed the Portfolio since 2014. Mr. O’Connor joined WellsCap in 2000. Prior to joining WellsCap, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Earlier, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank in Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor has been in the investment industry since 1988.

Long-Term U.S. Government Bond Portfolio

Stephen Rodosky, is a Managing Director in PIMCO’s Newport Beach office and a portfolio manager covering Treasury bonds, agencies and futures. He is the lead portfolio manager for long duration strategies. Mr. Rodosky joined PIMCO in 2001.

Michael Cudzil is an Executive Vice President in the Newport Beach office and a senior member of the liability driven investment portfolio management team. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and his portfolio expertise spans co-head of the agency MBS portfolio management team. Mr. Cudzil joined PIMCO in 2012. Prior to joining PIMCO, he worked as a Managing Director and head of pass-through trading at Nomura.

Josh Thimons is a Managing Director and portfolio manager in the Newport Beach office, focusing on interest rate derivatives. Mr. Thimons joined PIMCO in 2010.

Inflation Protection Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, to manage fixed-income funds (such as the

Portfolio). The listed portfolio managers are members of the team that manages the Inflation Protection Portfolio and are ultimately responsible for the day-to-day management of the Portfolio within its strategic investment parameters, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Brian Howell, Vice President and Senior Portfolio Manager, joined American Century Investments in 1987 and became a portfolio manager in January 1996.

James E. Platz, CFA, Vice President and Senior Portfolio Manager, joined American Century Investments in October 2003 as a portfolio manager.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1983 and became a portfolio manager in January 1991.

Miguel Castillo, Portfolio Manager, joined American Century Investments in February 2008 as a portfolio research analyst, served as a fixed income trader from 2008 to 2014, and has served as a Portfolio Manager on American Century Investment’s portfolio management team since 2014. He has served as a named portfolio manager of the Portfolio since 2015.

Mr. Howell and Mr. Gahagan serve on the American Century Investments’ Global Macro Strategy Team, which is responsible for periodically adjusting the Portfolio’s strategic investment parameters based on economic and market conditions.

High Yield Bond Portfolio

Mark E. Durbiano, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has managed the Portfolio since 2014. Mr. Durbiano joined Federated in 1982 and has been Senior Portfolio Manager and Senior Vice President since 1996. From 1988 to 1995, Mr. Durbiano was a Portfolio Manager and Vice President of Federated.

Multi-Sector Bond Portfolio

Eve Tournier, an Executive Vice President in PIMCO’s London office and head of pan-European credit portfolio management, co-manages the Portfolio. Prior to joining PIMCO in 2008, she was a managing director and European head of high yield credit trading with Deutsche Bank. Ms. Tournier also worked in credit derivatives trading at Deutsche Bank and at JPMorgan.

Daniel J. Ivascyn, Group Chief Investment Officer and a Managing Director in PIMCO’s Newport Beach office, co-manages the Portfolio. He is lead portfolio manager for the firm’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata, a Managing Director and portfolio manager in PIMCO’s Newport Beach office on the mortgage credit team, co-manages the Portfolio. Prior to joining PIMCO

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in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Balanced Portfolio/Asset Allocation Portfolio

The Balanced Portfolio and Asset Allocation Portfolio are each managed by Daniel J. Meehan. Mr. Meehan is responsible for making the allocation decisions across the asset categories and among the Underlying Portfolios for each of the Balanced and Asset Allocation Portfolios. For Mr. Meehan’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Advisory Fees

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on a percentage of the aggregate average daily net asset values of the Portfolios, as set forth below. Mason Street Advisors pays each sub-adviser out of its investment advisory fee. In addition to approving all advisory and sub-advisory agreements, the Fund’s Board of Directors considers the renewal of each advisory and sub-advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear each year in the Fund’s annual shareholder report dated December 31 and the semi-annual shareholder report dated June 30.

Advisory Fees:

The following table shows the advisory fees for each of the Portfolios for the fiscal year ended December 31, 2016 as a percentage of the average net assets of the Portfolios based on 2016 operations and reflecting contractual waivers, limitations and reimbursements:

Portfolio	Investment Advisory Fee	Portfolio	Investment Advisory Fee
Growth Stock	0.41%	International Growth	0.62%
Focused Appreciation	0.61%	Research International Core	0.78%
Large Cap Core Stock	0.43%	International Equity	0.56%
Large Cap Blend	0.77%	Emerging Markets Equity	1.02%
Index 500 Stock	0.20%	Government Money Market	0.30%
Large Company Value	0.67%	Short-Term Bond	0.34%
Domestic Equity	0.53%	Select Bond	0.30%
Equity Income	0.62%	Long-Term U.S. Government Bond	0.55%
Mid Cap Growth Stock	0.52%	Inflation Protection	0.51%
Index 400 Stock	0.24%	High Yield Bond	0.42%
Mid Cap Value	0.73%	Multi-Sector Bond	0.71%
Small Cap Growth Stock	0.55%	Balanced	0.06%
Index 600 Stock	0.24%	Asset Allocation	0.05%
Small Cap Value	0.84%

Expense Limitation and Advisory Fee Waiver Agreements:

Expense Limitation Agreements

Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extra ordinary expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):

Portfolio	Expense Cap	Expiration
Focused Appreciation . . . . . . . . . . . . .	0.90%	April 30, 2018
Large Cap Blend . . . . . . . . . . . . . . . . .	0.85%	April 30, 2018
Large Company Value . . . . . . . . . . . .	0.80%	April 30, 2018
Domestic Equity . . . . . . . . . . . . . . . . .	0.75%	April 30, 2018
Equity Income . . . . . . . . . . . . . . . . . . .	0.75%	April 30, 2018
Mid Cap Value . . . . . . . . . . . . . . . . . .	1.00%	April 30, 2018
Index 600 Stock . . . . . . . . . . . . . . . . .	0.35%	April 30, 2018
Small Cap Value . . . . . . . . . . . . . . . . .	1.00%	April 30, 2018
International Growth . . . . . . . . . . . . . .	1.10%	April 30, 2018
Research International Core . . . . . . . .	1.15%	April 30, 2018
Emerging Markets Equity . . . . . . . . . .	1.50%	April 30, 2018
Short-Term Bond . . . . . . . . . . . . . . . .	0.45%	April 30, 2018
Long-Term U.S. Government Bond . .	0.65%	April 30, 2018
Inflation Protection . . . . . . . . . . . . . . .	0.65%	April 30, 2018
Multi-Sector Bond . . . . . . . . . . . . . . .	0.90%	April 30, 2018
Asset Allocation . . . . . . . . . . . . . . . . .	0.75%	April 30, 2018

Advisory Fee Waiver Agreements

Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.38% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Focused Appreciation Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Focused Appreciation Portfolio such that the management fee is 0.66% on the first $100 million of the Portfolio’s average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million and 0.57% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Large Cap Core Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Stock Portfolio on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Index 500 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 500 Stock Portfolio such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets and 0.18% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

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Large Company Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio such that the management fee for the Portfolio will be 0.70% on the first $100 million of the Portfolio’s average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million and 0.57% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Domestic Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Domestic Equity Portfolio on average net assets over $500 million such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% of the next $150 million, 0.50% of the next $250 million, and 0.47% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Equity Income Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Equity Income Portfolio on average net assets over $500 million such that the management fee is 0.63% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion and 0.52% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Mid Cap Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio on average net assets over $1 billion such that its management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.48% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Index 400 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio on average net assets over $500 million such that the fee is 0.25% on the Portfolio’s first $500 million of average net assets and 0.20% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Mid Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio such that the management fee for the Portfolio will be 0.79% on the first $150 million of the Portfolio’s average net assets, 0.70% on the next $350 million, and 0.67% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Small Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio on average net assets over $500 million such that the management fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Research International Core Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

International Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Equity Portfolio such that its management fee is 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.47% on the next $500 million, and 0.42% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Emerging Markets Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 1.01% on the Portfolio’s first $250 million of average net assets, 0.93% on the next $250 million, 0.91% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Government Money Market Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Government Money Market Portfolio on average net assets over $500 million such that its management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018. In addition, Mason Street Advisors has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio on average net assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Select Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Select Bond Portfolio on average net assets over $2 billion such that the management fee is 0.30% on the first $2 billion of average net assets and 0.28% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

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Long-Term U.S. Government Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Long-Term U.S. Government Bond Portfolio on average net assets over $500 million such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% on the next $250 million and 0.445% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Inflation Protection Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Protection Portfolio such that the management fee for the Portfolio will be 0.55% on the first $100 million of the Portfolio’s average net assets, 0.50% on the next $150 million and 0.46% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

High Yield Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio on average net assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.30% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Multi-Sector Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% of the next $150 million, 0.70% on the next $250 million, and 0.67% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Balanced Portfolio. With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, 2018.

Asset Allocation Portfolio. With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, 2018.

In periods of market volatility, a Portfolio’s average net assets may decline significantly, causing operating expenses to increase relative to a Portfolio’s average net assets.

Manager of Managers Structure

The Fund and Mason Street Advisors have received an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure. Under this structure, Mason Street Advisors, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Mason Street Advisors has the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board.

Shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to the sub-adviser(s) by each Portfolio. The manager of managers’ structure does not alter the right of shareholders of a Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Portfolio, nor does it alter the right of shareholders of a Portfolio to approve any change in the management fee structure that increases the management fee paid by the Portfolio to Mason Street Advisors.

Legal Proceedings

Two lawsuits have been filed relating to three of the Portfolios’ investments in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The Unsecured Creditors Committee in the Tribune bankruptcy filed a lawsuit in the U.S. Bankruptcy Court for the District of Delaware on or about December 7, 2010, naming the Fund as a defendant; the other lawsuit was filed by a group of secured creditors in the U.S. District Court for the Western District of Wisconsin on or about June 2, 2011. Subsequently, both cases, along with multiple other lawsuits filed by secured creditors of Tribune Company, were transferred to a multi-district litigation proceeding venued in the U.S. District Court for the Southern District of New York. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The Index 500 Stock Portfolio, Small Cap Value Portfolio and Equity Income Portfolio received $977,000, $618,000 and $2,873,000, respectively, in the leveraged buyout. The lawsuit filed by the secured creditors has been dismissed and is on appeal. The lawsuit filed by the unsecured creditors is in the pleadings stage.

A similar matter relating to the leveraged buyout of Lyondell Chemical Company was brought against the Fund and numerous other defendants in the U.S. Bankruptcy Court for the Southern District of New York by the LB Litigation Trust on or about December 23, 2010. The Series Fund also was named in December 2011 as a defendant in a nearly identical action brought by the LB Creditor Trust. The two cases have been consolidated in front of the same judge. In addition to claims against banks that provided financing and insiders who profited from the transaction, the lawsuits seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company, alleging

118	Northwestern Mutual Series Fund, Inc. Prospectus

that such payments were either intentionally or constructively fraudulent transfers under the U.S. Bankruptcy Code or state law. The Index 400 Stock Portfolio received $5,600,000 in such payments. The Litigation Trust action was dismissed and is being appealed. The Creditor Trust action is in the discovery stage.

The plaintiffs in the foregoing lawsuits allege no misconduct by the Fund, the Portfolios or management, and management intends to vigorously defend the lawsuits. The Fund cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Portfolios’ respective net asset values.

From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.

ABOUT YOUR INVESTMENT

How Shares Are Priced

Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of these investments may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price.

Futures contracts are valued at the closing settlement price on the commodities exchange. Options contracts are valued at the last quoted sales price and, if there is no such reported sale, long positions are valued at the most recent bid price, and short positions at the ask price. Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or, if a pricing service is unable to supply a price for a particular SWAP, pursuant to fair value pricing procedures, which may include the use of broker quotations or valuation models, including those used by the Adviser or a Sub-Adviser.

Debt securities are generally valued on the basis of quotes obtained from broker-dealers or pricing services using evaluated prices based on accepted industry conventions. The pricing service may value a debt security by employing methods that utilize a market model that takes into consideration actual market transactions, broker-dealer valuations, and/or yield data relating to securities with similar characteristics. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the Board or its designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost. All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Fair Value Pricing

All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors. The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments. Fair value procedures may be widely used to value foreign securities.

Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, provide that certain securities will be valued at fair value if such subsequent events are considered likely to have a material effect on the value of a Portfolio’s shares. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Directors have authorized the use of a pricing service to assist the Fund in valuing certain securities listed or traded on foreign securities exchanges in the Portfolios in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by, for example, a broad based market index. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent. The Fund may also fair value price certain foreign or domestic portfolio securities in certain other circumstances when market quotations for a security may not be readily available, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not

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resume prior to the time when a Portfolio calculated its NAV. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to securities and other types of investments which are not frequently traded, to a significant extent.

With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940, the Portfolio’s NAV is calculated based on the NAVs of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.

Taxes And Dividends

Shares of the Portfolios are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder, which generally prohibit a Portfolio from investing more than 55% of the value of its assets in any one investment, more than 70% of the value of its assets in any two investments, more than 80% of the value of its assets in any three investments, and more than 90% of the value of its assets in any four investments. For this purpose, all securities issued by the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Government Money Market Portfolio on each business day and annually for each of the other Portfolios. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless the separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

—	all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);

—	net short-term capital gain; less

—	all expenses of the Portfolio.

The Statement of Additional Information contains further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT OR POLICY.

INVESTING IN THE PORTFOLIOS

Buying and Selling Shares

All of the outstanding shares of the Portfolios are owned either directly or indirectly by Northwestern Mutual. Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts that fund Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.

Although redemption requests are generally paid in cash, the Fund reserves the right in its sole discretion to determine whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value selected by the Fund in its sole discretion as permitted under the Investment Company Act of 1940 and the rules thereunder, and the redeeming shareholder will be responsible for disposing of securities and bearing any associated costs.

Pursuant to Rule 22e-3 adopted by the Securities and Exchange Commission, the Government Money Market Portfolio may suspend redemptions and postpone payment of redemption proceeds for longer than the seven-day limit set forth in Section 22(e) of the Investment Company Act of

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1940, pending a liquidation of the Portfolio which has been approved by the Fund’s Board in accordance with the conditions of the Rule.

Short Term and Excessive Trading

Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio each has significant investments in foreign securities. Portfolios which may have significant investments in small cap securities include the Small Cap Growth Stock Portfolio, the Small Cap Value Portfolio and the Index 600 Stock Portfolio. Certain Portfolios, and in particular the High Yield Bond Portfolio, may have significant investments in high yield securities that are thinly traded. Please see the “Portfolio Summaries” at the beginning of this Prospectus. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

By their nature, insurance company separate accounts, for which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.

In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”

Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Portfolio of the Fund. Multiple transfers with the same effective date made by the same investor will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same division, excluding the division that corresponds to the Government Money Market Portfolio (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division (excluding the division that corresponds to the Government Money Market Portfolio) will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in future allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Government Money Market Portfolio until the next contract or policy anniversary date. Additionally, in accordance with these procedures, Northwestern Mutual may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to investors (e.g., in situations involving a substitution of a Portfolio as an investment option within Annuity Contracts and Life Insurance Policies).

Northwestern Mutual’s Life Insurance Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the

Northwestern Mutual Series Fund, Inc. Prospectus	121

portfolio rebalancing program is managed by a third party administrator that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Portfolio.

If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.

The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.

Mixed Funding

The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts that fund Annuity Contracts and Life Insurance Policies. When a Portfolio sells any of its shares to both variable annuity and variable life insurance separate accounts, it is said to engage in mixed funding. The Portfolios currently engage in mixed funding. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a material conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. A list of the ten largest holdings for each Portfolio (other than the Government Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio. The information may be viewed in either the “Life Insurance” or “Annuities” section of the “Products and

Services” page by following one of the paths below and selecting the specific Portfolio you wish to view:

•	Life Insurance – Permanent Life Insurance – Variable Life Insurance – Underlying Fund Information and Statistics; or

•	Annuities – Retirement Savings: Income Later – Select Variable Annuity – Fund Information.

In addition, information concerning the Government Money Market Portfolio’s holdings, as well as its dollar-weighted average maturity and weighted average life, will be posted on the website five days after the end of each month and will remain posted on the website for six months thereafter. In addition, each day, six-month historical data regarding asset flows, shadow prices, and daily and weekly liquid assets will be posted on the website. The information can be found by following either of the paths shown above and selecting the Government Money Market Portfolio.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios’ financial performance for the past five years (or, if shorter, the period of a Portfolio’s operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not reflect the fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If such fees and expenses were reflected, the total returns in the table would be lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request.

122	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Stock Portfolio
2016	$2.81	$0.03		$0.04	$0.07	$(0.02)		$(0.28)	$(0.30)	$2.58	2.47%	$837,980	0.43%	0.43%	0.97%	65.66%
2015	2.87	0.02		0.15	0.17	(0.02)		(0.21)	(0.23)	2.81	6.01	860,348	0.43	0.42	0.82	50.12
2014	2.94	0.02		0.22	0.24	(0.02)		(0.29)	(0.31)	2.87	9.02	885,880	0.43	0.41	0.76	42.36
2013	2.35	0.02		0.78	0.80	(0.02)		(0.19)	(0.21)	2.94	35.86	847,384	0.44	0.43	0.79	85.54
2012	2.09	0.02		0.25	0.27	(0.01)		—	(0.01)	2.35	12.94	533,815	0.45	0.44	0.90	68.40
Focused Appreciation Portfolio
2016	$2.68	$0.02		$0.17	$0.19	$(0.01	)(e)	$(0.78)	$(0.79)	$2.08	5.87%	$771,800	0.76%	0.63%	0.83%	9.38%
2015	2.63	0.01		0.34	0.35	—		(0.30)	(0.30)	2.68	13.64	778,837	0.76	0.63	0.27	131.33
2014	2.69	0.00	(e)	0.22	0.22	(0.00	)(e)	(0.28)	(0.28)	2.63	9.43	722,379	0.77	0.64	(0.02)	54.58
2013	2.09	0.00	(e)	0.61	0.61	(0.01)		—	(0.01)	2.69	29.01	624,512	0.79	0.71	0.04	63.90
2012	1.75	0.01		0.34	0.35	(0.01)		—	(0.01)	2.09	20.14	388,620	0.79	0.73	0.71	15.65
Large Cap Core Stock Portfolio
2016	$1.54	$0.03		$0.09	$0.12	$(0.03)		$(0.03)	$(0.06)	$1.60	7.57%	$514,495	0.45%	0.45%	1.96%	6.83%
2015	1.65	0.03		(0.08)	(0.05)	(0.04)		(0.02)	(0.06)	1.54	(3.06)	509,411	0.45	0.44	2.04	13.36
2014	1.70	0.04		0.10	0.14	(0.03)		(0.16)	(0.19)	1.65	8.56	555,639	0.45	0.44	2.08	5.92
2013	1.34	0.03		0.35	0.38	(0.02)		—	(0.02)	1.70	28.58	538,368	0.46	0.46	1.78	72.60
2012	1.21	0.02		0.13	0.15	(0.02)		—	(0.02)	1.34	11.63	384,679	0.46	0.46	1.43	74.09
Large Cap Blend Portfolio
2016	$1.03	$0.01		$0.12	$0.13	$(0.01)		$(0.08)	$(0.09)	$1.07	13.99%	$164,752	0.82%	0.81%	0.97%	21.12%
2015	1.12	0.01		(0.03)	(0.02)	(0.01)		(0.06)	(0.07)	1.03	(2.42)	153,841	0.81	0.81	0.99	16.11
2014	1.04	0.01		0.11	0.12	(0.00	)(e)	(0.04)	(0.04)	1.12	12.58	166,948	0.82	0.82	0.91	27.31
2013	0.83	0.01		0.25	0.26	(0.01)		(0.04)	(0.05)	1.04	30.86	151,099	0.83	0.83	1.01	55.43
2012	0.76	0.01		0.10	0.11	(0.01)		(0.03)	(0.04)	0.83	15.20	78,700	0.87	0.84	1.05	132.66
Index 500 Stock Portfolio
2016	$3.88	$0.08		$0.37	$0.45	$(0.07)		$(0.09)	$(0.16)	$4.17	11.73%	$2,678,914	0.21%	0.21%	1.97%	3.28%
2015	3.98	0.07		(0.03)	0.04	(0.07)		(0.07)	(0.14)	3.88	1.17	2,386,253	0.21	0.21	1.87	4.17
2014	3.61	0.07		0.41	0.48	(0.06)		(0.05)	(0.11)	3.98	13.46	2,370,298	0.22	0.22	1.84	2.65
2013	2.84	0.06		0.84	0.90	(0.06)		(0.07)	(0.13)	3.61	32.05	2,164,501	0.22	0.22	1.90	3.76
2012	2.54	0.06		0.34	0.40	(0.05)		(0.05)	(0.10)	2.84	15.76	1,704,471	0.22	0.21	2.12	2.77
Large Company Value Portfolio
2016	$0.99	$0.02		$0.12	$0.14	$(0.02)		$(0.09)	$(0.11)	$1.02	15.36%	$195,773	0.75%	0.72%	2.07%	79.86%
2015	1.15	0.02		(0.06)	(0.04)	(0.02)		(0.10)	(0.12)	0.99	(3.85)	174,429	0.74	0.71	1.49	52.53
2014	1.07	0.02		0.12	0.14	—		(0.06)	(0.06)	1.15	13.03	190,954	0.75	0.72	1.55	55.92
2013	0.84	0.02		0.24	0.26	(0.01)		(0.02)	(0.03)	1.07	31.29	170,062	0.78	0.76	1.73	49.12
2012	0.73	0.02		0.11	0.13	(0.02)		—	(0.02)	0.84	16.47	86,915	0.82	0.79	1.99	34.71
Domestic Equity Portfolio
2016	$1.41	$0.03		$0.19	$0.22	$(0.03)		$(0.06)	$(0.09)	$1.54	14.98%	$720,940	0.55%	0.55%	2.00%	12.24%
2015	1.44	0.03		(0.03)	—	(0.03)		—	(0.03)	1.41	(0.09)	610,458	0.56	0.55	2.06	14.15
2014	1.29	0.03		0.14	0.17	(0.02)		—	(0.02)	1.44	13.87	620,021	0.56	0.56	1.92	7.97
2013	0.98	0.02		0.31	0.33	(0.02)		—	(0.02)	1.29	34.03	570,648	0.57	0.57	2.10	17.09
2012	0.87	0.02		0.11	0.13	(0.02)		—	(0.02)	0.98	14.35	400,058	0.58	0.58	2.23	134.18
(e)	Amount is less than $0.005.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

Northwestern Mutual Series Fund, Inc. Prospectus	123

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distribu- tions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Portfolio
2016	$1.56	$0.04		$0.24	$0.28	$(0.03)		$(0.09)		$(0.12)		$1.72	19.17%	$798,167	0.66%	0.64%	2.42%	23.09%
2015	1.77	0.03		(0.14)	(0.11)	(0.03)		(0.07)		(0.10)		1.56	(6.74)	732,781	0.65	0.65	2.08	37.97
2014	1.72	0.03		0.10	0.13	(0.02)		(0.06)		(0.08)		1.77	7.43	781,735	0.66	0.66	1.94	13.56
2013	1.34	0.03		0.37	0.40	(0.02)		—		(0.02)		1.72	29.94	676,031	0.67	0.67	1.77	15.98
2012	1.16	0.03		0.17	0.20	(0.02)		—		(0.02)		1.34	17.23	409,097	0.68	0.68	2.21	16.21
Mid Cap Growth Stock Portfolio
2016	$3.11	$0.01		$0.02	$0.03	$(0.01)		$(0.25)		$(0.26)		$2.88	0.83%	$983,395	0.54%	0.54%	0.29%	57.23%
2015	3.40	0.01		0.02	0.03	(0.00	)(e)	(0.32)		(0.32)		3.11	0.71	1,025,151	0.53	0.52	0.17	68.54
2014	3.92	0.01		0.27	0.28	(0.01)		(0.79)		(0.80)		3.40	8.49	1,098,155	0.54	0.51	0.25	82.51
2013	3.26	0.02		0.80	0.82	(0.01)		(0.15)		(0.16)		3.92	25.53	1,073,332	0.54	0.52	0.44	137.80
2012	2.92	0.01		0.33	0.34	(0.00	)(e)	—		(0.00	)(e)	3.26	11.97	828,953	0.54	0.52	0.39	63.30
Index 400 Stock Portfolio
2016	$1.77	$0.02		$0.33	$0.35	$(0.02)		$(0.14)		$(0.16)		$1.96	20.38%	$773,157	0.28%	0.27%	1.31%	19.44%
2015	1.96	0.02		(0.07)	(0.05)	(0.02)		(0.12)		(0.14)		1.77	(2.38)	634,401	0.28	0.27	1.23	18.70
2014	1.90	0.02		0.15	0.17	(0.02)		(0.09)		(0.11)		1.96	9.42	652,404	0.28	0.27	1.25	12.20
2013	1.49	0.02		0.47	0.49	(0.02)		(0.06)		(0.08)		1.90	33.16	624,092	0.29	0.28	1.15	11.21
2012	1.34	0.02		0.21	0.23	(0.01)		(0.07)		(0.08)		1.49	17.64	479,041	0.28	0.28	1.27	10.91
Mid Cap Value Portfolio
2016	$1.54	$0.03		$0.32	$0.35	$(0.03)		$(0.13)		$(0.16)		$1.73	23.23%	$518,217	0.89%	0.77%	1.71%	53.81%
2015	1.77	0.02		(0.04)	(0.02)	(0.03)		(0.18)		(0.21)		1.54	(1.33)	410,233	0.89	0.77	1.38	71.46
2014	1.67	0.03		0.24	0.27	(0.02)		(0.15)		(0.17)		1.77	16.69	427,853	0.90	0.78	1.56	66.16
2013	1.30	0.02		0.37	0.39	(0.01)		(0.01)		(0.02)		1.67	30.24	343,933	0.91	0.85	1.54	68.43
2012	1.13	0.03		0.16	0.19	(0.02)		—		(0.02)		1.30	16.57	163,223	0.93	0.93	2.14	75.97
Small Cap Growth Stock Portfolio
2016	$2.37	$0.00	(e)	$0.28	$0.28	$(0.01)		$(0.25)		$(0.26)		$2.39	12.25%	$545,052	0.58%	0.58%	0.19%	44.26%
2015	2.50	0.01		(0.01)	—	(0.00	)(e)	(0.13)		(0.13)		2.37	0.32	494,932	0.57	0.56	0.22	48.21
2014	2.60	0.00	(e)	0.20	0.20	—		(0.30)		(0.30)		2.50	8.66	529,548	0.57	0.57	0.12	27.07
2013	1.88	0.00	(e)	0.73	0.73	(0.01)		—		(0.01)		2.60	38.60	520,492	0.59	0.59	0.00	155.34
2012	1.72	0.00	(e)	0.16	0.16	—		—		—		1.88	9.48	376,226	0.59	0.59	(0.12)	76.49
Index 600 Stock Portfolio
2016	$1.13	$0.01		$0.29	$0.30	$(0.01)		$(0.06)		$(0.07)		$1.36	26.12%	$173,883	0.36%	0.35%	1.00%	52.14%
2015	1.16	0.01		(0.04)	(0.03)	—		(0.00	)(e)	(0.00	)(e)	1.13	(2.35)	113,993	0.36	0.34	0.95	46.59
2014	1.33	0.01		0.06	0.07	(0.02)		(0.22)		(0.24)		1.16	5.34	101,286	0.39	0.35	0.93	49.73
2013	1.01	0.01		0.39	0.40	(0.04)		(0.04)		(0.08)		1.33	40.67	123,487	0.38	0.35	0.76	47.23
2012	0.91	0.01		0.14	0.15	(0.03)		(0.02)		(0.05)		1.01	15.80	73,722	0.42	0.35	1.36	38.47
Small Cap Value Portfolio
2016	$2.10	$0.02		$0.61	$0.63	$(0.02)		$(0.29)		$(0.31)		$2.42	32.39%	$647,830	0.89%	0.88%	0.93%	24.02%
2015	2.38	0.02		(0.14)	(0.12)	(0.02)		(0.14)		(0.16)		2.10	(5.45)	514,970	0.88	0.88	1.00	35.53
2014	2.45	0.02		(0.02)	0.00 (e)	(0.01)		(0.06)		(0.07)		2.38	0.22	583,367	0.88	0.88	0.81	16.29
2013	1.89	0.01		0.59	0.60	(0.03)		(0.01)		(0.04)		2.45	31.76	576,830	0.88	0.88	0.46	9.17
2012	1.65	0.03		0.24	0.27	(0.01)		(0.02)		(0.03)		1.89	16.33	409,648	0.88	0.88	1.54	5.82
(e)	Amount is less than $0.005.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

124	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distribu- tions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Growth Portfolio
2016	$1.30	$0.02		$(0.07)		$(0.05)	$(0.01)		$—		$(0.01)		$1.24	(3.41)%	$523,122	0.71%	0.71%	1.67%	25.57%
2015	1.34	0.02		(0.04)		(0.02)	(0.02)		—		(0.02)		1.30	(1.73)	485,313	0.74	0.74	1.12	134.92
2014	1.43	0.02		(0.09)		(0.07)	(0.02)		—		(0.02)		1.34	(4.52)	436,931	0.74	0.74	1.75	64.20
2013	1.21	0.02		0.22		0.24	(0.02)		—		(0.02)		1.43	19.81	420,218	0.76	0.76	1.20	77.33
2012	1.04	0.02		0.17		0.19	(0.02)		—		(0.02)		1.21	17.99	329,718	0.80	0.80	1.92	65.36
Research International Core Portfolio
2016	$0.85	$0.02		$(0.03)		$(0.01)	$(0.01)		$(0.01)		$(0.02)		$0.82	(1.12)%	$499,649	0.92%	0.88%	1.99%	40.80%
2015	0.90	0.02		(0.03)		(0.01)	(0.02)		(0.02)		(0.04)		0.85	(1.11)	498,395	0.91	0.91	1.78	32.43
2014	0.99	0.02		(0.09)		(0.07)	(0.01)		(0.01)		(0.02)		0.90	(6.71)	457,008	0.94	0.94	2.45	25.24
2013	0.83	0.01		0.15		0.16	(0.00	)(e)	—		(0.00	)(e)	0.99	18.92	412,413	0.98	0.98	1.65	30.41
2012	0.72	0.01		0.11		0.12	(0.01)		—		(0.01)		0.83	16.76	261,268	1.11	1.11	1.83	42.10
International Equity Portfolio
2016	$1.61	$0.04		$(0.00	)(e)	$0.04	$(0.03)		$(0.02)		$(0.05)		$1.60	2.89%	$1,628,267	0.71%	0.62%	2.65%	16.25%
2015	1.77	0.04		(0.08)		(0.04)	(0.05)		(0.07)		(0.12)		1.61	(2.21)	1,605,948	0.73	0.64	2.05	18.80
2014	2.13	0.06		(0.24)		(0.18)	(0.04)		(0.14)		(0.18)		1.77	(8.80)	1,635,378	0.72	0.66	2.91	17.84
2013	1.79	0.04		0.34		0.38	(0.04)		(0.00	)(e)	(0.04)		2.13	21.38	1,778,202	0.73	0.66	2.10	34.06
2012	1.52	0.04		0.27		0.31	(0.04)		—		(0.04)		1.79	21.52	1,485,696	0.73	0.68	2.55	41.34
Emerging Markets Equity Portfolio
2016	$0.80	$0.01		$0.07		$0.08	$(0.01)		$—		$(0.01)		$0.87	9.06%	$521,800	1.25%	1.16%	1.24%	47.33%
2015	0.93	0.01		(0.13)		(0.12)	(0.01)		—		(0.01)		0.80	(12.24)	444,297	1.32	1.32	0.91	45.83
2014	0.99	0.01		(0.06)		(0.05)	(0.01)		(0.00	)(e)	(0.01)		0.93	(6.25)	416,997	1.34	1.35	1.02	45.75
2013	1.06	0.01		(0.07)		(0.06)	(0.01)		(0.00	)(e)	(0.01)		0.99	(5.15)	357,253	1.40	1.40	0.81	31.60
2012	0.89	0.01		0.16		0.17	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.06	18.83	256,476	1.49	1.48	1.17	27.32
Government Money Market Portfolio
2016	$1.00	$0.00	(e)	$—		$0.00 (e)	$(0.00	)(e)	$(0.00	)(e)	$(0.00	)(e)	$1.00	0.13%	$501,635	0.32%	0.32%	0.11%	—%
2015	1.00	0.00	(e)	—		0.00 (e)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.00	0.01	445,287	0.33	0.26	0.01	—
2014	1.00	0.00	(e)	—		0.00 (e)	(0.00	)(e)	—		(0.00	)(e)	1.00	0.07	438,752	0.33	0.07	0.07	—
2013	1.00	0.00	(e)	—		0.00 (e)	(0.00	)(e)	—		(0.00	)(e)	1.00	0.10	483,182	0.32	0.07	0.10	—
2012	1.00	0.00	(e)	—		0.00 (e)	(0.00	)(e)	—		(0.00	)(e)	1.00	0.15	483,437	0.32 (l)	0.09 (l)	0.15	—
Short-Term Bond Portfolio
2016	$1.03	$0.01		$—		$0.01	$(0.01)		$—		$(0.01)		$1.03	1.67%	$269,833	0.43%	0.43%	1.33%	36.61%
2015	1.03	0.01		(0.00	)(e)	0.01	(0.01)		—		(0.01)		1.03	0.72	244,204	0.43	0.42	1.17	35.76
2014	1.03	0.01		—		0.01	(0.01)		—		(0.01)		1.03	0.38	234,487	0.41	0.41	0.76	196.15
2013	1.03	0.01		(0.01)		0.00 (e)	(0.00	)(e)	—		(0.00	)(e)	1.03	0.55	196,198	0.42	0.42	0.76	199.33
2012	1.02	0.01		0.01		0.02	(0.01)		—		(0.01)		1.03	2.07	145,036	0.41	0.40	1.18	267.65
Select Bond Portfolio
2016	$1.25	$0.02		$0.03		$0.05	$(0.03)		$(0.01)		$(0.04)		$1.26	3.06%	$2,839,045	0.32%	0.31%	1.91%	524.79	%(g)
2015	1.27	0.02		(0.01)		0.01	(0.02)		(0.01)		(0.03)		1.25	0.53	2,856,958	0.31	0.31	1.76	476.41	(g)
2014	1.23	0.02		0.05		0.07	(0.03)		—		(0.03)		1.27	5.56	2,841,156	0.32	0.32	1.97	308.80	(g)
2013	1.30	0.03		(0.05)		(0.02)	(0.03)		(0.02)		(0.05)		1.23	(2.16)	1,712,896	0.32	0.32	1.99	131.49	(g)
2012	1.31	0.03		0.03		0.06	(0.04)		(0.03)		(0.07)		1.30	4.96	1,685,293	0.32	0.31	2.32	130.37	(g)
(e)	Amount is less than $0.005.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).
(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

Northwestern Mutual Series Fund, Inc. Prospectus	125

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distribu- tions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Long-Term U.S. Government Bond Portfolio
2016	$1.08	$0.03	$(0.01)	$0.02	$(0.02)		$(0.02)		$(0.04)		$1.06	1.09%	$110,391	0.77	%(s)	0.77	%(s)	2.19%		126.34	%(g)(t)
2015	1.12	0.03	(0.05)	(0.02)	(0.02)		—		(0.02)		1.08	(1.47)	104,513	0.69	(s)	0.67	(s)	2.32		32.93	(g)(t)
2014	0.92	0.03	0.19	0.22	(0.02)		—		(0.02)		1.12	23.73	109,250	0.68	(s)	0.67	(s)	2.67		116.62	(g)(t)
2013	1.07	0.03	(0.18)	(0.15)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	0.92	—	87,627	0.69	(s)	0.68	(s)	2.69		125.96	(g)(t)
2012	1.13	0.03	0.02	0.05	(0.02)		(0.09)		(0.11)		1.07	3.75	113,136	0.66	(s)	0.65	(s)	2.35		164.63	(g)(t)
Inflation Protection Portfolio
2016	$1.05	$0.02	$0.03	$0.05	$(0.01)		$—		$(0.01)		$1.09	4.68%	$326,927	0.64%		0.59%		1.54%		33.80%
2015	1.10	0.01	(0.03)	(0.02)	(0.03)		—		(0.03)		1.05	(2.20)	287,089	0.63		0.59		0.52		17.29
2014	1.08	0.01	0.03	0.04	(0.01)		(0.01)		(0.02)		1.10	3.14	285,685	0.63		0.59		1.26		20.25
2013	1.22	0.01	(0.12)	(0.11)	(0.01)		(0.02)		(0.03)		1.08	(8.33)	252,708	0.64		0.62		0.91		31.82
2012	1.18	0.02	0.06	0.08	(0.03)		(0.01)		(0.04)		1.22	7.35	254,176	0.63		0.62		1.92		77.11
High Yield Bond Portfolio
2016	$0.68	$0.04	$0.06	$0.10	$(0.04)		$—		$(0.04)		$0.74	14.59%	$756,947	0.47%		0.46%		5.83%		35.58%
2015	0.72	0.04	(0.05)	(0.01)	(0.03)		—		(0.03)		0.68	(1.36)	688,124	0.46		0.46		5.55		27.49
2014	0.75	0.04	(0.03)	0.01	(0.04)		—		(0.04)		0.72	1.18	701,988	0.47		0.47		5.43		96.48
2013	0.75	0.04	—	0.04	(0.04)		—		(0.04)		0.75	5.84	518,387	0.48		0.48		5.70		53.07
2012	0.70	0.05	0.05	0.10	(0.05)		—		(0.05)		0.75	13.89	460,942	0.48		0.47		6.50		45.66
Multi-Sector Bond Portfolio
2016	$0.99	$0.04	$0.07	$0.11	$(0.05)		$—		$(0.05)		$1.05	11.09%	$689,849	0.84%		0.78%		3.86%		42.81%
2015	1.08	0.04	(0.05)	(0.01)	(0.06)		(0.02)		(0.08)		0.99	(2.22)	580,634	0.85		0.79		4.13		58.14	(g)(t)
2014	1.08	0.04	(0.01)	0.03	(0.03)		—		(0.03)		1.08	3.25	546,059	0.86		0.81		3.89		58.51	(g)(t)
2013	1.14	0.04	(0.05)	(0.01)	(0.04)		(0.01)		(0.05)		1.08	(1.58)	459,258	0.88		0.88		3.91		65.10	(g)
2012	1.00	0.04	0.11	0.15	(0.01)		(0.00	)(e)	(0.01)		1.14	14.94	372,656	0.86		0.85		4.11		41.31	(g)
Balanced Portfolio
2016	$1.38	$0.02	$0.07	$0.09	$(0.03)		$(0.04)		$(0.07)		$1.40	6.58%	$2,202,834	0.31	%(v)	0.07	%(v)	1.73	%(u)	23.64%
2015	1.48	0.02	(0.02)	—	(0.03)		(0.07)		(0.10)		1.38	(0.12)	2,219,466	0.31	(v)	0.08	(v)	1.43	(u)	13.53
2014	1.56	0.02	0.07	0.09	(0.04)		(0.13)		(0.17)		1.48	5.56	2,367,127	0.32	(v)	0.16	(v)	1.29	(u)	56.83	(g)(h)
2013	1.51	0.03	0.14	0.17	(0.05)		(0.07)		(0.12)		1.56	12.08	2,366,285	0.32		0.32		1.91		112.58	(g)
2012	1.39	0.03	0.11	0.14	(0.02)		—		(0.02)		1.51	9.69	2,240,232	0.31		0.30		2.18		121.91	(g)
Asset Allocation Portfolio
2016	$1.11	$0.02	$0.06	$0.08	$(0.03)		$(0.04)		$(0.07)		$1.12	7.79%	$250,399	0.58	%(v)	0.09	%(v)	1.69	%(u)	25.59%
2015	1.20	0.02	(0.03)	(0.01)	(0.02)		(0.06)		(0.08)		1.11	(0.43)	249,413	0.58	(v)	0.08	(v)	1.47	(u)	15.36
2014	1.28	0.01	0.05	0.06	(0.03)		(0.11)		(0.14)		1.20	5.15	266,409	0.62	(v)	0.23	(v)	1.13	(u)	39.50	(g)(h)
2013	1.13	0.02	0.17	0.19	(0.04)		—		(0.04)		1.28	16.67	260,576	0.65		0.60		1.65		105.28	(g)
2012	1.02	0.02	0.09	0.11	0.00	(e)	—		0.00	(e)	1.13	11.02	235,762	0.63		0.54		1.84		119.01	(g)
(e)	Amount is less than $0.005.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.
(h)	Portfolio Turnover Rate excludes the impact of in kind transactions.
(s)

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.64% and 0.64% respectively for the period ended December 31, 2016, 0.67% and 0.64% respectively in 2015, 0.67% and 0.65% respectively in 2014, 0.67% and 0.65% respectively in 2014, 0.67% and 0.65% respectively in 2013, and 0.63% and 0.62% respectively in 2012.

(t)

Due to a change in accounting standards effective for 2012, certain financing transactions which were previously accounted for as a sale and subsequent repurchase are now accounted for as secured borrowing.

(u)	Net investment income is affected by the timing of dividend declaration by investee funds.
(v)	The ratios do not reflect the fund of fund’s proportionate share of income and expenses of the underlying investee funds.

126	Northwestern Mutual Series Fund, Inc. Prospectus

APPENDIX A

DESCRIPTIONS OF BENCHMARKS AND OTHER INDICES

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons for the various Portfolios. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33 1/3%: Bloomberg Barclays® Global Aggregate—Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High- Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JPMorgan® EMBI Global—The benchmark is an equally weighted blend of the following three indices: Bloomberg Barclays® Global Aggregate—Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JPMorgan® EMBI Global. The Bloomberg Barclays® Global Aggregate—Credit Component ex Emerging Markets, Hedged USD Index provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment-grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. The JPMorgan® EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite—The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (33%), Russell MidCap Index (11%), Russell 2000 Index (5%), MSCI® EAFE Index (13%), MSCI® Emerging Markets Index (3%), Bloomberg Barclays® U.S. Aggregate Bond Index (24%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%).

Balanced Portfolio Blended Composite—The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the

Russell 1000® Index (26%), Russell MidCap Index (9%), Russell 2000 Index (3%), MSCI® EAFE Index (9%), MSCI® Emerging Markets Index (2%), Bloomberg Barclays® U.S. Aggregate Bond Index (41%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%).

Bloomberg Barclays® U.S. Aggregate 1-3 Years Index—The Bloomberg Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index—The Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years.

Bloomberg Barclays® U.S. Aggregate Index—The Bloomberg Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index—The Bloomberg Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Bloomberg Barclays® Global Credit Hedged USD Index—The Bloomberg Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays® Long-Term U.S. Treasury Index—The Bloomberg Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index—The Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Northwestern Mutual Series Fund, Inc. Prospectus	127

BofA Merrill Lynch® US 3-Month Treasury Bill Index—The BofA Merrill Lynch® US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Lipper® Variable Insurance Products (VIP) Average—Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages—Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

MSCI EAFE® (Europe-Australasia-Far-East) Index—The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index—The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® All Country World (ex-US) Index—The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index—The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index—The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Index—The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Index—The Russell 2000® Index is an unmanaged, market capitalization-weighted, small cap index that measures the performance of the smallest 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Index—The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Growth Index—The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap® Value Index—The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index—The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index—The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index—The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

128	Northwestern Mutual Series Fund, Inc. Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this Prospectus, which is available free of charge.

More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during the previous fiscal period.

To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at 1-888-455-2232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmseriesfund.com. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

Investment Company Act File No. 811-3990

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2017

NORTHWESTERN MUTUAL SERIES FUND, INC.

Consisting of

EQUITY PORTFOLIOS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

LARGE COMPANY VALUE PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

RESEARCH INTERNATIONAL CORE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME PORTFOLIOS

GOVERNMENT MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MULTI-SECTOR BOND PORTFOLIO

ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2017. A free copy of the Prospectus, or current Annual or Semi-Annual Report to Shareholders, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number 1-888-455-2232. This SAI relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).

The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this SAI from the Fund’s Annual Report to Shareholders for the year ended December 31, 2016. See “Financial Statements.” No other information is incorporated by reference.

INVESTMENT POLICIES

The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Portfolio’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.

Investment Restrictions

With the exception of a Fund’s limitation on borrowing, investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no action letters relieving it from limitations in its investment restrictions, except an exemption from the limitation on industry concentration for its Index 400, Index 500 and Index 600 Stock Portfolios permitting those Portfolios to exceed the limitation to the extent necessary to replicate the indices used as their respective benchmarks, and except as otherwise noted in item 2 under “Operating Policies,” below, relating to the Portfolios’ investments in the securities of certain other investment companies, including exchange-traded funds.

Fundamental Policies. The following investments are designated as fundamental policies.

1.

Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with the Standard Industrial Classification codes used by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.)

2.

Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent a Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolios’ policies regarding the lending of portfolio securities are described elsewhere in this SAI. The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)

3.

Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. (Note: This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Portfolio from selling its own shares.)

4.

Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent a Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.

Commodities. A Portfolio may not purchase or sell commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio.

6.

Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit a Portfolio from engaging in the following activities provided liquid assets are earmarked (or margin, collateral or escrow arrangements are established to cover the related obligations as discussed in the “Derivative Instruments – Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations” section of this SAI, below) (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.)

7.

Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)

8.

Diversification. All of the Portfolios, except the Focused Appreciation Portfolio and the Inflation Protection Portfolio, shall be diversified investment companies as defined under the 1940 Act. The Focused Appreciation Portfolio and the Inflation Protection Portfolio shall be non-diversified investment companies as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities.) Any Portfolio that is non-diversified under the 1940 Act would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code of 1986, as amended, discussed in this SAI under “Taxes.”

For purposes of applying Fundamental Investment Restriction number 1, the Fund considers a Portfolio’s investments to be “concentrated” in a particular industry if more than 25% of the Portfolio’s total assets are invested in that industry as classified by Bloomberg L.P. and/or as otherwise provided in the parenthetical note to the restriction. The Fund will also apply its concentration limitation in a manner that capture’s a Portfolio’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities.)

With respect to Fundamental Restriction numbers 6 and 7, section 18(f) of the 1940 Act provides that it shall be unlawful for any registered open-end fund to issue any class of senior security or to sell any senior security, except that the fund may borrow from a bank if the fund maintains at least 300% asset coverage over all such bank borrowings. The SEC and its staff have taken the position that reverse repurchase agreements, firm commitment agreements, standby commitment agreements, short sales, written options, forwards, futures, and certain other derivatives transactions may involve the issuance of a senior security subject to prohibitions and asset coverage requirements of section 18(f)(1). The SEC and its staff have indicated, however, that they will not object to a fund engaging in such transactions without complying with the asset coverage and other requirements of section 18(f)(1), provided that the fund segregates assets, or otherwise “covers” its obligations under the instruments, consistent with SEC and staff guidance.

Operating Policies

The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.

1.

Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio, other than the Focused Appreciation Portfolio and the Inflation Protection Portfolio, may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. (Note: For purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.)

2.

Investment Companies. A Portfolio may not purchase the securities of any other investment company, except (a) in compliance with the 1940 Act and applicable regulations promulgated thereunder; and (b) for the Index 600 Stock Portfolio, Balanced Portfolio and Asset Allocation Portfolio, securities of the iShares Trust and iShares, Inc. (collectively, the “iShares® Funds”), pursuant to an exemptive order obtained by the iShares® Funds permitting investment companies meeting the conditions of the exemptive order to invest in securities of the iShares® Funds in excess of the limitations of Section 12(d)(1) and Section 17(a) of the 1940 Act*; and provided further that the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Select Bond Portfolio, Short-Term Bond Portfolio, High Yield Bond Portfolio, Government Money Market Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, and Multi-Sector Bond Portfolio may not, as a non-fundamental policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

* iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the Index 600 Stock Portfolio, Balanced Portfolio or Asset Allocation Portfolio.

3.

Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Government Money Market Portfolio the limit is 5%.

4.

Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

5.

Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)

6.

Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES

Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes

Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. Each of the Portfolios may invest in variable rate securities.

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades, if consistent with their respective investment objectives and strategies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolios may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

•

Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

•

Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Auction Rate Securities

Each Portfolio, other than the Government Money Market Portfolio, may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.

Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the “clearing rate”. This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.

Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:

•	Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).

•	Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.

•	Sell - Sell an existing position regardless of the clearing rate set at the auction.

•	Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).

In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed.” In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker-dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.

There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.

The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, a Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities.

Banking Obligations

The Portfolios may invest in obligations of domestic and foreign banks. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks may also include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Eurodollar Certificates of Deposit. Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks and foreign banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Brady Bonds

The Portfolios may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Convertible Securities

Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

Derivative Instruments

To the extent permitted by its investment objectives and policies, each Portfolio (except the Government Money Market Portfolio) may invest in derivative instruments. Generally, a derivative instrument is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index.

Overview

Uses of Derivatives. There are many different types of derivatives and many different ways to use them. Derivatives can be used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices, inflation, currency exchange rates, and other hedging purposes. Derivatives may also be used for non-hedging purposes, such as to enhance returns, manage or “equitize” cash, employ leverage, earn income, reduce transaction related costs, manage liquidity, and gain exposure to particular securities markets in a way that is more efficient than investing directly in those securities and other directional investments in particular assets. Fixed-income Portfolios may also use derivatives to adjust its portfolio’s duration and yield curve exposure. The return on a derivative may increase or decrease, depending upon changes in the reference asset or index to which it relates. Certain Portfolios may invest in derivatives as part of their principal investment strategies, which are identified in the Prospectus. Other Portfolios may use derivatives to a lesser extent.

General Risks. Derivative instruments are subject to a number of risks:

Management Risk. Like other investments, the ability of a Portfolio to successfully utilize derivatives depends in part upon the ability of the Adviser or Sub-Adviser to effectively assess and forecast market values and other price movements, interest rates, currency movements, and/or other economic factors, as well as the creditworthiness of credit derivatives and counterparties to derivatives transactions. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. Incorrect assessments or forecasts by the Adviser or Sub-Adviser could lead to substantial losses on derivatives positions held by the Portfolio, and the Portfolio might have been in a better position if it had not entered into the transaction at all.

Correlation Risk. The use of derivatives strategies involves the risk of an imperfect correlation, or even no correlation, between price movements of derivative instruments and the underlying asset, rate or index. For example, changes in the value of a hedging instrument may not match those of the investment being hedged. Adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment. There are a number of factors that may prevent a derivative instrument or strategy from achieving desired correlation, including, but not limited to, the impact of fees, valuation determinations, liquidity environment, large or unexpected movements in the underlying asset, rate or index, or in the market generally, fluctuations in currency exchange rates, regulatory requirements, the Portfolios’ investment restrictions and limitation, and other factors.

Liquidity Risk. Derivatives are subject to the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by an applicable exchange, either of which may make it difficult or impossible to close out a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

Counterparty Risk. The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (i.e., a counterparty or clearinghouse) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. The risk is partially mitigated if collateral (for over-the-counter transactions) or margin (for exchange traded transactions) has been posted and is held against the position.

Credit Risk. Credit derivatives used by a Portfolio are at risk of loss to the extent that the issuer of an underlying asset is unable to make principal and interest payments when due or otherwise honor its obligations. The Adviser or Sub-Adviser, through its internal risk management processes, monitors counterparty risk and seeks to limit risk by restricting the exposure that each Portfolio has to any one counterparty, where feasible and appropriate.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount implied by its notional value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments. In addition, a Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

Interest Rate Risk. The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates. The Portfolio may experience loss from such instruments if interest rates move in a direction unanticipated by the Adviser or Sub-Adviser.

Other Risks. Participation in the markets for derivative instruments may also involve transaction costs to which a Portfolio may not be subject absent the use of these strategies. A Portfolio’s ability to use derivatives may also be limited by certain legal, regulatory and tax considerations. Derivatives are also subject to the risk of mispricing or improper valuation. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. It may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, a Portfolio may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, a Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. For Portfolios that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed-income securities, changes in the value of the fixed-income securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Furthermore, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause such Portfolio to lose value.

More Information About Types of Instruments, Strategies, and Risks

The Portfolios may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, and enter into interest rate, foreign currency, index and futures contracts and purchase and sell options on such futures contracts (“futures options”) and forward contracts, including forward foreign currency exchange contracts for hedging purposes, or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures, forwards, swaps or options. The Portfolios (and in particular the Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios) may invest in futures and swap agreements to seek to replicate the composition and performance of their target index. The Portfolios (except for the Government Money Market and Long-Term U.S. Government Portfolios) also may purchase and sell foreign currency options, futures, and forwards for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio also may enter into swap agreements with respect to interest rates, and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios (and in particular, the Inflation Protection Portfolio) may enter into swap agreements to manage and reduce the effects of inflation. In addition, the fixed-income Portfolios may invest in swap agreements and other derivative instruments to adjust their portfolio’s duration and yield curve exposure.

The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Fund would supplement the disclosure in its Prospectus or SAI, if it determined it to be appropriate.

The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Suitable derivative transactions may not be available in all circumstances. More information about the types of derivatives the Portfolios may use and the related risks is discussed in greater detail below.

Options on Securities and Indexes.

A Portfolio may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed-income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Some put options written by a Portfolio may be primarily for the purpose of providing liquidity to the counterparty and may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Portfolio. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Portfolio will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by a Portfolio. A call option on a security is also “covered” if a Portfolio does not hold the underlying security or have the right to acquire it, but the Portfolio segregates or “earmarks” liquid assets in an amount equal to the value of the underlying security (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if a Portfolio maintains liquid assets in an amount equal to the Portfolio’s net obligation under the option. A call option is also covered if a Portfolio holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Portfolio segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restrictions concerning senior securities and borrowings. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Adviser or Sub-Adviser desires.

A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The Portfolios may use a combination of call and put options in pursuing their strategies. Such positions will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

Additional Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American-style option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Portfolio writes a put option, the Portfolio has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Portfolio that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Portfolio and may result in the Portfolio holding the underlying investment for some period of time when it is disadvantageous to do so.

If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio is unable to close out an option that it had purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio is unable to close out such a call option, the Portfolio will not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options.

Portfolios that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts.

A futures contract is an agreement to buy or sell a financial instrument, foreign currency or the cash value of an index at a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying asset. An option on a futures contract gives the holder of the option the right to buy (or sell) a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Portfolio (except for the Government Money Market Portfolio) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, and security or indexes. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including , but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records.

A Portfolio may purchase and write call and put options or future contracts. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by such Portfolio, the Portfolio is required to deposit with its custodian (or futures commissions merchant, if legally permitted) a specified amount of margin (“initial margin”). The margin required for a futures contract is set by the clearinghouse through which the contract is cleared and may be modified during the term of the contract. Margin requirements on foreign clearinghouses may be different than U.S. clearinghouses. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. Each day a Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.”

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. The transaction costs must also be included in these calculations.

When purchasing a futures contract that cash settles, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, when added to the amounts deposited with a futures commission merchant as margin, are equal to the marked-to-market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract that cash settles, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets equal to the marked-to-market value of the futures contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the custodian).

With respect to futures contracts that “physically settle,” a Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or “earmark” liquid assets in an amount equal the Portfolio’s daily marked-to-market (net) obligation, if any; in other words, the Portfolio may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

Additional Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Portfolio enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Contracts.

A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective.

The most typically used type of forward contract is forward foreign currency exchange contracts. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

Additional Risks of Forward Currency Exchange Contracts. These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements.

Each Portfolio (except for the Government Money Market Portfolio) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. Each Portfolio (and in particular the Inflation Protection Portfolio) may enter into swap agreements to manage or reduce the risk of the effects of inflation with respect to its positions in non-inflation indexed securities. To the extent a Portfolio may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Portfolio also may enter into options on swap agreements (“swaptions”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearinghouses. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a specific security, a basket of securities, or a securities index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio (except for the Government Money Market Portfolio) may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Portfolios may engage in variance swaps.

Most types of swap agreements entered into by the Portfolios will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

A Portfolio also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Portfolio. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Portfolio may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Portfolio will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or liquid assets or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing is occurring on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser and the Sub-Advisers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios ability to enter into swap agreements.

Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Portfolios’ ability to use swap agreements. The swaps market is subject to increasing regulations. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

A Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that the Adviser or Sub-Adviser will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

A Portfolio’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Portfolio, if applicable). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.

Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.

The Portfolios will comply with guidelines established by the SEC and/or its staff with respect to asset coverage of derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by a Portfolio of cash or liquid securities on its books or with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligations), equals its net obligation. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio under Fundamental Investment Restriction number 6 (See INVESTMENT POLICIES – Investment Restrictions, above), and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio earmarks or otherwise covers the transaction in accordance with applicable SEC and staff guidance.

As a general matter, with respect to derivatives that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the full notional amount of the derivatives contact. With respect to derivatives that are required to “cash settle,” however, a Portfolio may set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the notional amount of the derivative. By setting aside assets equal to only its net obligation under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative.

Asset coverage may be achieved by other means and amounts set aside or earmarked to cover open derivative positions may change when consistent with applicable regulatory authority. As a result, a Portfolio may earmark or segregate amounts less than, or equal to, the notional amount of the derivatives used depending on a number of factors, such as the settlement practices of certain derivatives, the ability of the Portfolio to control its obligations through active management of certain derivative contracts prior to expiration, and the existence of specific language negotiated with futures commission merchants and OTC counterparties related to the Portfolio’s inability to physically settle certain derivatives contracts. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that asset coverage, earmarking or segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Regulatory Impact.

Additional government regulation of various types of derivative instruments, including futures, forwards, options and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Portfolio to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolios or the ability of the Portfolios to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the clearinghouses are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Portfolios may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

The federal banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The compliance date was September 1, 2016, for the beginning of the phasing-in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements would be applicable to all financial end-users, including the Portfolios that enter into uncleared swaps, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end users with a “material swaps exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps.

In addition, under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions, in the event of a counterparty’s (or its affiliate’s) insolvency, the Portfolios’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Portfolios could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act, margin or bail-in regulations on any of the Portfolios. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated thereunder may negatively impact a Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Portfolios, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors.

Status Under the Commodity Exchange Act.

In February 2012, the CFTC adopted amendments to certain of its regulations under the CEA that provide an exclusion from registration as a “commodity pool operator” (“CPO”) for registered investment companies that use futures contracts and options thereon. The CFTC rules previously permitted unlimited futures transactions and options thereon, so long as the fund had claimed the applicable exemption or exclusion from registration as a CPO by making a notice filing with the National Futures Association (“NFA”); swap contracts were not previously regulated by the CFTC. The Portfolios described in and subject to this SAI have previously claimed and have historically relied upon the exclusion from CPO registration applicable to registered investment companies. Under the amended rules, the exclusion from CPO registration for registered investment companies is available only if the registered investment company uses futures contracts, options thereon, and certain swaps solely for “bona fide hedging” purposes (as defined by the CFTC), or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. Also, in adopting the amendments, the CFTC clarified that the investment adviser to the registered investment company, rather than the company itself, is the entity subject to registration and regulation as a CPO if the applicable exemption or exclusion, as amended, is no longer available. Investment advisers required to register as a CPO under the amended rules will be required to operate the entity in compliance with certain disclosure, reporting and recordkeeping requirements. The CFTC has also issued a limited extension to certain qualifying fund operators from the obligation to register as a CPO until the later of June 30, 2013, or six months after the effective date (or compliance date, if later) of the CFTC’s issuance of revised guidance regarding the application of the CFTC de minimis thresholds to fund of funds positions. The Adviser has filed with the CFTC to avail itself of this extension from the CPO registration requirements with respect to the Portfolios and, therefore, neither the Portfolios nor the Adviser with respect to the Portfolios are subject to registration or regulation as a CPO as of the date of this SAI. The Fund and the Adviser intend to operate under the de minimis threshold and avoid CPO registration with respect to the Portfolios. Accordingly, until the guidance is finalized, it is unclear how the Fund’s fund of funds positions will be treated for purposes of the de minimis thresholds but it is possible that the Portfolios will be restricted in their use of CFTC covered instruments.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placement Transactions and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Firm Commitment Agreements, “When Issued” Securities and Delayed-Delivery Transactions

Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction, or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. For more information on segregation, see the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio. When the Portfolios engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities, Foreign Currencies, Foreign Interest Rates, Depositary Receipts, and Synthetic Local Access Instruments

Investors should recognize that investing in foreign markets involves certain risks, including but not limited to those discussed below. For additional risks related to foreign investments, see “Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments.”

Foreign Securities. Each Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.

Emerging Markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company (1) is organized under the laws of, or has its principal office in an emerging market country; (2) has its principal securities trading market in an emerging market country; (3) derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country; and/or (4) issues securities denominated in the currency of an emerging market country (and meets one of the other criteria set forth above). These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

Frontier Markets. Investments in emerging markets may include, in some cases, investments in a sub-set of emerging markets known as frontier markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. While certain Portfolios may invest in emerging market issuers, no Portfolio, with the exception of the Emerging Markets Equity Portfolio, will invest in frontier market issuers as a principal investment strategy.

China Investing, Generally. In addition to the risks of investing in foreign securities and emerging markets described above, investing in China presents additional risks. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented many years ago and could return to the prior, completely centrally planned, economy. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Portfolios.

China Investing, Directly Through Stock Connect Programs. Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities. In recent years, non-Chinese investors, including mutual funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Portfolio’s rights with respect to the securities. Investing in China A shares through Stock Connect Programs may be limited by aggregate and daily quota limitations. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. As of the date of this SAI, the Emerging Markets Equity Portfolio plans to invest in China A shares through Stock Connect Programs.

Foreign Currency. Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Interest Rates. To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.

Depositary Receipts. The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets. Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker-dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.

Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker-dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.

High Yield, High Risk Bonds

Each of the Portfolios, except the Government Money Market Portfolio, may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds generally can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but may not fluctuate as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investments in securities rated below investment grade that are eligible for purchase by certain Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser and Sub-Adviser do not rely solely on credit ratings when selecting debt securities for the Portfolios, and develop their own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if the Adviser or Sub-Adviser deems it in the best interest of shareholders.

Hybrid Instruments

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Government Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes” above for additional information.

There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.

Inflation-Indexed Bonds

The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Initial Public Offerings; Smaller Capitalization Companies; Unseasoned Issuers

Each Portfolio may participate in initial public offerings. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Investment Company Securities And Exchange Traded Funds

The Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Each of the Balanced and Asset Allocation Portfolios (the “Allocation Portfolios”) pursue the equity component of their investment strategies by investing its assets in one or more of the following other Fund Portfolios: Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios (the “Underlying Portfolios”). Each of the Allocation Portfolios pursue the fixed income component of their investment strategies by investing its assets in one or more of the following other Fund Portfolios: Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, and Multi-Sector Bond Portfolio (each also an “Underlying Portfolio”). In addition, each of the Allocation Portfolios may invest in ETFs to gain additional exposure to certain markets, sectors, or regions as alternatives to investments in Underlying Portfolios, and for other purposes, described in the Prospectus. For more information about the Underlying Portfolios, please see the Fund’s Prospectus.

Loans (including Levered Loans) and Other Direct Debt Instruments

Each of the Portfolios may invest in fixed and/or floating rate loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet redemptions in a timely manner. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s or Sub-Adviser’s (as applicable) research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.

The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

The Portfolios, and in particular the High Yield Bond Portfolio, may also invest in “levered loans.” Levered loans are loans made to companies whose creditworthiness is speculative and is rated below investment-grade by the major credit rating agencies, or determined to be of comparable quality by the Adviser or Sub-Adviser. Levered loans are privately negotiated between a corporate borrower and one or more financial institutions and made available for investment in the bank loan market. A Portfolio may invest in levered loans directly by assignment of the loan from the lender or indirectly through the purchase of a participation interest from the lender. Under a loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the borrower. Under a loan participation, the Portfolio will have a contractual relationship with the lender, not with the borrower, and will generally have the right to receive payments of principal and interest to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Investments in levered loans usually pay higher yields compared to investment-grade loans. The higher yields of levered loans represent the risk premium associated with lending to below investment-grade borrowers. While levered loans have some features and risk profiles similar to high yield bonds (see “High Yield, High Risk Bonds”, above) they have some features that are different. A Portfolio could invest in senior or subordinated bank loans, but levered loans usually are senior obligations of the borrower and are usually secured by collateral.

The risks of investing in levered loans are similar to the risks of investing in loans and other direct debt instruments generally, and involve additional risks. Participations and assignments generally involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender and, therefore, assumes the credit risk of the lender in addition to the borrower. Levered loans, because they are made to below investment-grade borrowers, are subject to an increased risk of default by the borrower in the payment of principal and interest. Levered loans may also be more difficult to liquidate than loans made to investment-grade borrowers, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price and within an acceptable amount of time. Levered loans are also subject to the risk that the value of the collateral securing the loan may decline and, as a result, may be insufficient to meet the obligations of the borrower. While levered loans are generally senior in a borrower’s capital structure, they are subject to the risk that they may lose their senior status to presently existing or future indebtedness.

Money Market Instruments

Each Portfolio is authorized to invest up to 100% of its total assets in short-term money market obligations for temporary defensive purposes. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% (5% for the Government Money Market Portfolio) of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.

Government Money Market Portfolio Investments. With respect to the Government Money Market Portfolio’s purchase of money market instruments, Rule 2a-7 under the 1940 Act prescribes certain investment limitations to control credit risk and interest rate risk.

As a “government money market portfolio” as defined under Rule 2a-7, the Government Money Market Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. In addition, the securities purchased by the Government Money Market Portfolio are subject to the quality, diversification, and other requirements of Rule 2a-7 and other SEC rules. For example, Rule 2a-7 limits a money market fund to investing in securities that have remaining maturities of 397 calendar days or less. Also, the Government Money Market Portfolio must maintain a dollar weighted average maturity of no more than 60 calendar days. For purposes of the foregoing limits, the Government Money Market Portfolio may calculate maturity of certain adjustable rate securities in accordance with applicable regulation, which permits the Portfolio to deem the maturity of certain securities to be the next interest readjustment date or the next date that the principal amount can be recovered through demand. In addition, the Government Money Market Portfolio must maintain a dollar weighted average life to maturity without regard to interest readjustment dates of no more than 120 calendar days. The Portfolio only purchases securities that present minimal credit risk as determined by management.

Mortgage-Backed Securities; Asset-Backed Securities; Other Pass-Through Securities

The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.

The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.

The most common type of pass-through securities are mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.

Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In February 2011, plans were announced to wind down FNMA and FHLMC and reduce the Federal government’s involvement in the mortgage market. In August 2011, Standard and Poor’s Rating Services (“S&P”) downgraded the long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” and subsequently downgraded the credit rating of debt issued by FNMA and FHLMC to “AA+,” an indication of this reliance on the U.S. government. More recently, however, reports indicate that FNMA and FHLMC are returning to profitability. Notwithstanding these recent developments, much uncertainty continues. Discussions among lawmakers are on-going about the future of FNMA and FHLMC as they consider multiple options, including elimination. FNMA and FHLMC also are subject to several continuing legal actions and investigations over certain public disclosure and corporate governance matters. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will be successful in ensuring that FNMA and FHLMC will be able to meet their obligations with respect to the debt and mortgage-backed securities they issue. Further, there can be no assurance that U.S. Government intervention or legislation related to mortgage-backed securities will cause the risks associated with investment in such securities to decrease. The instability and reduced liquidity in financial markets over recent periods, particularly in credit and fixed income markets, may continue or get worse, and the U.S. Government may change or end its initiatives aimed at supporting mortgage-backed securities markets. Such events could adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolios take the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The residential mortgage market in the United States has experienced difficulties over the last few years that may adversely affect the performance and market value of certain of a Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in recent years and may continue to increase, and a decline in or flattening of housing values (as has been experienced in recent years and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent years. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities in recent years, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities. As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Roll Transactions. A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

A Portfolio will segregate or “earmark” cash, U.S. Government securities or other liquid assets consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings.

A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Portfolio. For a further description of mortgage-backed securities, see “Pass-Through Securities” above.

Credit Risk Transfer Mortgage-Backed Securities. Credit risk transfer mortgaged-backed securities are issued by FNMA (called Connecticut Avenue Securities) and FHLMC (called Structured Agency Credit Risk debt notes). Unlike the standard traditional mortgaged-backed securities issued by FNMA and FHLMC, which protect investors from the risk that home buyers will stop making timely payments on their mortgages (i.e., mortgage default or credit risk), the credit risk transfer mortgaged-backed securities are unguaranteed and unsecured by FNMA and FHLMC. As such, some or all of the mortgage default or credit risk associated with those securities are transferred to the investors. As a result, investors like the Portfolios that hold these securities could lose some or all of their investment in these securities if the underlying mortgages default.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities” and “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio have adopted a policy under which the respective Portfolio may invest no more than 5% of its total assets in any combination of mortgage related and other asset-backed IO, PO or inverse floater securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-

related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.

The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’

performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Municipal Bonds

A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally exempt from federal income tax. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. In order for interest payments received by holders of industrial development bonds to be exempt from federal income tax, they must constitute a qualified bond, as defined in section 141 of the Code. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). Issuers of Build America Bonds can elect whether to offer a tax credit to the buyer or receive a direct payment from the federal government equal to 35% of the interest costs. The federal tax credit or interest subsidy continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.

Build America Bonds are subject to the same types of risks as other municipal bonds. However, because Build America Bonds are a relatively new form of municipal financing, it is difficult to predict the extent to which a market for the bonds will develop. As a result, Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, because the ability of municipalities to issue Build America Bonds was not extended beyond December 31, 2010, the number of Build America Bonds available in the market is limited and there can be no assurance that Build America Bonds will be actively traded. Illiquidity may negatively affect the value of the bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds were reduced. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. The federal government could eliminate or further reduce the subsidy in the future. The recent reduction to the subsidy and any further reduction or elimination increases the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolios and the value of a Portfolio could be affected. Also, changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Bond Insurer Risk. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser or Sub-Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent a Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. A Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities. Certain of the insurance companies that provide insurance for municipal securities may also provide insurance for other types of securities, including higher risk securities such as subprime mortgages. If the value of such other securities declines and/or the issuer defaults, such events increase a bond insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been downgraded, others may be downgraded in the future, and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Private Investments in Public Equity (PIPEs)

Certain Portfolios may also make private investments in public equity, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by a company that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the company’s publicly traded securities.

Shares acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration in accordance with rules under the 1933 Act. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Portfolio’s investments. Even if the Portfolio is able to have securities acquired in PIPEs registered or sell such securities through an exempt transaction, the Portfolio may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Because PIPEs involve private placement transactions, see also “Private Placement Transactions and Illiquid Assets” below.

Private Placement Transactions and Illiquid Assets

Each Portfolio (except the Government Money Market Portfolio) may invest up to 15% of its total assets in securities deemed to be illiquid, which may include private placement transactions. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the board of directors of the Fund. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the board of directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.

Real Estate Investment Trusts

The Portfolios may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When a Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio. Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to satisfy the specific requirements under the Code that allow REITs to pass through income to shareholders without paying tax at the entity level, and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Repurchase Agreements

Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amounts to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio if the other party to the repurchase agreement defaults), it is the policy of each Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meet the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Securities subject to repurchase agreements in which the Government Money Market Portfolio invests are limited to cash, and obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent necessary to operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.

Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Adviser or Sub-Adviser, as applicable, shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.

Reverse Repurchase Agreements

Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment, which may be considered a form of borrowing. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. To the extent a Portfolio covers its commitment under a reverse repurchase agreement by the segregation or “earmarking” of assets, such an agreement will not be considered a “senior security” by the Portfolio and will not be subject to the 300% asset coverage test otherwise applicable to borrowings by the Portfolio. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Reverse Convertible Notes

The Portfolios may invest in reverse convertible notes. A reverse convertible note is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because a Portfolio may deliver the underlying security prior to note maturity, a Portfolio investing in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.

Securities Lending

Each Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions up to the limit permitted by the 1940 Act and the rules and regulations thereunder (currently, up to 33 1/3% of a Portfolio’s total assets). The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. To the extent a loan is collateralized by cash, such collateral is invested by the Portfolio in short-term investments to earn interest in accordance with the Portfolio’s investment policies. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities on Restricted Lists

A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Adviser (or Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of the Adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.

Short Sales

The Portfolios may engage in short sales. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender.

A Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price.

If the value of a security sold short increases between the time the short sale is made and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will experience a gain. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may affect short sales. There are certain transaction costs associated with short selling. Any gain will be decreased, and any loss increased, by such transaction costs. In addition, a Portfolio may incur interest and/or dividend expense to the extent it engages in short sales.

A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. Until the Portfolio replaces the borrowed security, the Portfolio will earmark liquid assets in the amount of its obligation in the short sale transaction to the extent the obligation is not otherwise covered through ownership of the underlying security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. In a short sale against the box, if the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio will lose the opportunity to participate in the gain.

Special Purpose Acquisition Companies

The Portfolios may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC generally maintains its assets (less a portion retained to cover expenses) in a trust account until an acquisition that meets the requirements for the SPAC is completed. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Standby Commitment Agreements

The Portfolios may acquire standby commitments. Under a standby commitment, the liquidity provider would agree to purchase at the Portfolio’s option specified securities at their amortized cost value to the Portfolio plus accrued interest, if any. (Standby commitments acquired by the Portfolio may also be referred to as a “demand feature”.) Standby commitments for securities may be exercisable by the Portfolio at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. The Portfolio’s right to exercise standby commitments will be unconditional and unqualified. Standby commitments are provided in the form of letters of credit (LOCs), standby purchase agreements (SBPAs) or similar commitments. The standby commitment is typically provided by a bank or the issuer of a security.

Risks associated with standby commitments include potential liquidity and credit risk in the event and to the extent the credit worthiness of the issuer of the standby commitment deteriorates and the provider is not able to honor its obligation. The Portfolio will enter into standby commitments only with providers that, in the Sub-adviser’s opinion, present minimal credit risks. The Portfolio’s ability to exercise a standby commitment will depend on the ability of the provider to meet its obligations under the standby commitment. The Sub-adviser continuously monitors providers of standby commitments on its approved lists.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

1.	Student Loan Marketing Association,
2.	Federal Home Loan Banks,
3.	Federal Intermediate Credit Banks, and
4.	the Federal National Mortgage Association.

U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Warrants

Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute most of its investment company taxable income, which includes the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

SPECIAL RISK RELATED TO CYBER SECURITY

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Northwestern Mutual, the Fund, the Adviser, Sub-Advisers, custodians, intermediaries and other affiliated or third-party service providers may adversely affect the Fund and contract owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. There can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in strategy or outlook. The portfolio turnover rate for the Index 600 Stock Portfolio is generally anticipated to be higher than that of its underlying benchmark index, the S&P SmallCap 600® Index, due to the Portfolio’s use of exchange-traded funds in an attempt to achieve full replication.

For periods ending 2015 and 2016, the portfolio turnover rates for the Portfolios were:

Portfolio Turnover Rate	2016	2015
Growth Stock	65.66%	50.12%
Focused Appreciation	9.38%	131.33%
Large Cap Core Stock	6.83%	13.36%
Large Cap Blend	21.12%	16.11%
Index 500 Stock	3.28%	4.17%
Large Company Value	79.86%	52.53%
Domestic Equity	12.24%	14.15%
Equity Income	23.09%	37.97%
Mid Cap Growth Stock	57.23%	68.54%
Index 400 Stock	19.44%	18.70%
Mid Cap Value	53.81%	71.46%
Small Cap Growth Stock	44.26%	48.21%
Index 600 Stock	52.14%	46.59%
Small Cap Value	24.02%	35.53%

Portfolio Turnover Rate	2016	2015
International Growth	25.57%	134.92%
Research International Core	40.80%	32.43%
International Equity	16.25%	18.80%
Emerging Markets Equity	47.33%	45.83%
Short-Term Bond	36.61%	35.76%
Select Bond	524.79%	476.41%
Long-Term U.S. Government Bond	126.34%	32.93%
Inflation Protection	33.80%	17.29%
High Yield Bond	35.58%	27.49%
Multi-Sector Bond	42.81%	58.14%
Balanced	23.64%	13.53%
Asset Allocation	25.59%	15.36%

The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates. For the Select Bond, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, the portfolio turnover rate excludes the impact of mortgage dollar roll transactions. For the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, the portfolio turnover rate excludes the impact of financing transactions.

As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the Portfolio’s turnover rate for the year in which the change occurs may increase from its normal rate due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s turnover rate may be higher or lower than its rate in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change. Effective July 31, 2015, new Sub-Advisers were appointed to manage the Focused Appreciation and International Growth Portfolios. The portfolio turnover rates reported for 2015 for those Portfolios were elevated due to the transition of the Portfolios to the new Sub-Advisers during the year. The portfolio turnover rates for those Portfolios are anticipated to be lower in the future than the rates reported for 2015 due to the investment strategies used by the new Sub-Advisers to manage the Portfolios. Effective March 24, 2017, a new Sub-Adviser was appointed to manage the Emerging Markets Equity Portfolio. The portfolio turnover rate for the Emerging Markets Equity Portfolio for 2017 may be elevated due to the transition of the Portfolio to the new Sub-Adviser. The portfolio turnover rate for the Emerging Markets Equity Portfolio is anticipated to be lower than the rates reported for the last two fiscal years due to the investment strategies used by the new Sub-Adviser to manage the Portfolio.

MANAGEMENT OF THE FUND

General

Under state law and the Fund’s By-laws, the Fund’s Board of Directors (the “Board”) is responsible for overseeing the operations of the Fund. The business, affairs and property of the Fund are managed under the direction of the Board. The Board is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. The Board is currently comprised of eight directors. Information about the directors and officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.

Board Leadership Structure

In addition to the Board’s general duties, the 1940 Act (which governs the operations of mutual funds such as the Fund), requires that the board perform a “watchdog” function and imposes substantial responsibilities on the Board to ensure that the interests of shareholders are adequately protected. The Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Fund.

The Board has appointed a Chairman who presides at all meetings of the Board. The Chairman is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. That is, the Chairman is also an executive officer of Northwestern Mutual, the parent of the investment adviser to the Fund. The Board has determined that an “interested person” as Chairman, with his detailed knowledge of the investment management business in general and of insurance products and the operations of Northwestern Mutual and Mason Street Advisors, the Fund’s investment adviser, in particular, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chairman does not diminish a board culture conducive to decisions favoring the long-term interests of Fund shareholders, particularly in light of the other characteristics discussed below.

The President of the Fund, and not the Chairman of the Board, is the chief executive officer of the Fund. As chief executive officer, the President has general charge of the business affairs and property of the Fund and general supervision over its other officers. The Board believes this division of responsibilities furthers the independent oversight of management.

Seven of the eight directors are not “interested persons” as defined in the 1940 Act (“Independent Directors”). Constituting over 85% of the Board, the Independent Directors control the actions of the Board (including the appointment and replacement of the Chairman). In addition to a Chairman, the Board has also appointed a lead Independent Director to provide for leadership of the Independent Directors, and to assure that they fulfill their independent watchdog functions. The lead Independent Director presides at private sessions of the Board at which only Independent Directors are present, serves as a liason for legal counsel to the Independent Directors, serves as a liason with whom other Independent Directors may raise issues and suggest topics of potential Board-wide interest, or for future private sessions of the Independent Directors, and serves as a single point of communication between the Board and management or the chairperson between meetings.

Board Committees

The Fund has established a Nominating Committee, an Audit Committee, an Investment Oversight Committee, and a Regulatory and Compliance Committee. As of the date of this SAI, the Nominating, Audit and Investment Oversight Committees were comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, each of whom is an Independent Director, and the Regulatory and Compliance Committee was comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Ribbens, and Ullmann.

The Nominating Committee is authorized to select and nominate those directors of the Fund who are not “interested persons” of the Fund. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. Shareholders desiring to have the Nominating Committee consider a potential candidate must submit such nomination in writing to the Secretary of the Fund at 720 E. Wisconsin Ave, Milwaukee, WI 53202. While the Nominating Committee does not have a formal process for identifying and evaluating nominees, it seeks to identify candidates based on the criteria set forth in its charter. These criteria encompass a candidate’s independence, business and professional experience, education, other board and leadership experience, character, how the candidate’s particular skills would enhance overall Board composition and such other factors as the Committee may deem relevant from time to time. The Nominating Committee meets when necessary to consider the nomination of new directors. Three meetings of the Nominating Committee were held during the fiscal year ended December 31, 2016. The functions of the Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee are discussed below, under “Board Role in Risk Oversight.”

Board Role in Risk Oversight

The Board carries out its risk oversight function at both the full Board and committee level. As described in more detail below, the Board provides direct oversight of most matters, but has delegated specific oversight functions for certain matters to the Board’s Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee.

The Board provides oversight of general risk management functions performed by or for the benefit of the Fund through the oversight of the Fund’s Risk Management Plan. The Fund’s Risk Management Plan identifies key risks for the Fund and the business owners of such risks, assesses the risks, and sets forth the plan to deal with the risks (including risk mitigation, control and monitoring.) The Board reviews the policies and processes relied on and used by management to assess and manage the Fund’s exposure to major risks through the receipt of periodic reports from management on the Fund’s risk management practices, key risks affecting the Fund and how these key risks are being monitored and managed. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the valuation of securities held in the various Portfolios. As part of each Board meeting, the Board receives a presentation from the Fund’s Pricing Committee and reviews minutes of Pricing Committee meetings held during the prior quarter. In addition, the Board reviews reports relating to the fair valuation of Portfolio securities provided as part of the Pricing Committee’s materials.

The Board has established an Audit Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, and chaired by Ms. Hanson, to provide oversight over the integrity of the Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Fund’s Principal Executive and Senior Financial Officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Fund’s regularly scheduled Board meetings, oversees the selection of the Fund’s independent registered public accounting firm and reviews other services provided by such firm. Four meetings of the Audit Committee were held during the fiscal year ended December 31, 2016. The Audit Committee also receives periodic reports from Northwestern Mutual’s Enterprise Risk Assurance Department (“ERA”) on the status of its Audit Plan, which provides information relating to ERA’s ongoing examinations of a variety of operational, regulatory and legal risks.

The Board has established an Investment Oversight Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, and currently chaired by Mr. Huffman, to oversee the process for evaluating the Fund’s Adviser and Sub-Advisers. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2016. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long term performance of each Portfolio as well as Portfolio rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee meets with the Adviser and each Sub-Adviser in person and/or via teleconference and reviews materials submitted by the Adviser and Sub-Advisers as well as summaries prepared by the Adviser relating to the adviser’s overall business, organization and management structure, the investment objective, philosophy and investment process relating to the Portfolio, Portfolio performance, benchmark performance comparison, peer rankings and ratings, fees and expenses, style consistency, use of complex securities, management teams, compliance matters, and other operational issues.

The Board has established a Regulatory and Compliance Committee comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Ribbens, and Ullmann, and chaired by Ms. Brown, to oversee the administration of the Fund’s compliance program and implementation of the Fund’s compliance policies and procedures, and to monitor legal and regulatory developments that could have a significant impact on the Fund. Four meetings of the Regulatory and Compliance Committee were held in the fiscal year ended December 31, 2016. The Committee receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Fund’s chief compliance officer (“CCO”) at least annually. The Fund’s CCO has a direct line of communication to the Board’s lead Independent Director. In addition, the CCO meets with all of the Independent Directors in private session at least annually, or more frequently as determined from time to time by the CCO, the Board’s lead Independent Director, or both, in connection with each of the Fund’s regularly scheduled quarterly meetings.

Board Member Qualifications

The Board believes that it, collectively, possesses the appropriate skills and experience to oversee the Fund’s operations. Each Board member shares certain general attributes, including high ethical standards, attention to detail and an ability to work in a group decision making environment. However, the directors also have a balanced and diverse, though complementary, set of relevant skills and experience that assists the Board, as a body, to fulfill its oversight responsibilities.

Mr. Joelson has extensive investment management experience and a significant knowledge of insurance products gained through various roles both within and external to Northwestern Mutual. Mr. Joelson joined Northwestern Mutual in 2012 as Chief Investment Officer, in which role he oversees the management of Northwestern Mutual’s general account investment portfolio and is responsible for each of Northwestern Mutual’s investment departments. Prior to joining Northwestern Mutual, Mr. Joelson served as Chief Investment Officer for Genworth Financial as well as Prudential Financial, where he spent the majority of his career and held several other roles. Mr. Joelson’s investment experience includes familiarity not only with the whole spectrum of investment asset classes, but also with risk management, investment strategy, analytics and leadership development. Mr. Joelson, who holds an M.B.A. in finance and accounting and serves on the audit committee of Conning Holdings Corporation, also brings additional experience in financial and accounting matters to the Board. As a member of Northwestern Mutual’s executive leadership team, Mr. Joelson brings a unique and valuable viewpoint to the Board.

Ms. Allison brings an in-depth knowledge of the operational issues of mutual funds and the mutual fund industry in general, through her past experience as the founder, director and Chief Executive Officer of a mutual fund service provider and, prior thereto, her responsibility for the creation, launch and on-going management of a regional banking firm’s mutual fund family. Through these past responsibilities she also brings a broad understanding of mutual fund financial reporting. Ms. Allison also brings investment management experience through her past position as a portfolio manager of personal trust portfolios and fixed income common trust funds, and additional mutual fund industry experience through her current service as a director for another mutual fund company, including her service as the chair of the mutual fund company’s audit committee.

Mr. Huffman has substantial investment experience with a focus on fixed income investments, and a broad base of knowledge of the investment management business and the securities markets, through his current role as co-founder and managing partner of a registered investment adviser, and his prior role as regional head of fixed income sales for a large investment banking firm.

Ms. Brown brings business management experience gained in part through her current position as Chief Executive Officer of the Girl Scouts of Wisconsin, as well as her prior position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and her previous experience as chief operating officer at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown brings critical thinking and legal analysis skills and an ability to easily grasp and identify legal and regulatory issues.

Ms. Hanson brings particular experience in financial and accounting matters gained through her current position as Chief Financial Officer of Aurora Health Care (“Aurora”), her responsibility for capital and operating budgets, accounting, and financial reporting for Aurora, and her prior position as chief financial officer for a health insurance company and as audit manager for Pricewaterhouse Coopers. Ms. Hanson also brings particular experience in the financial services industry and investments through her current role as a member of the State of Wisconsin Deferred Compensation Board, prior chair of Aurora’s investment committee, her current service as a director for another mutual fund company and her prior position as Deputy Executive Director of the State of Wisconsin Investment Board.

Mr. Gerber brings significant experience in corporate finance and accounting matters gained through his prior positions as Executive Vice President and Chief Financial Officer of TD Ameritrade Holding Corporation (TD Ameritrade) where he oversaw investor relations, business development, certain treasury functions and finance operations, and as audit manager primarily focusing on public companies for Coopers & Lybrand, now known as PricewaterhouseCoopers LLP. Mr. Gerber also brings experience in the asset management industry through his prior position as a Manager of Amerivest Investment Management, LLC, a registered investment adviser and wholly owned subsidiary of TD Ameritrade. Through his position as a director of a public operating company, where he serves on the compensation, audit, and nominating and corporate governance committees, he also brings a different perspective on corporate governance. He also has experience with operational issues.

Mr. Ribbens brings significant business experience in the asset management industry through his former role as President and Managing Partner of Heartland Advisors, Inc., a registered investment adviser, where he oversaw day to day operations of the firm and its strategic direction. His experience with investment teams, particularly on the equity side, and his role in product creation were perceived to be helpful in the evaluation of the firm, investment personnel, process and performance provided by the Fund’s sub-advisers. He also brings valuable experience through his role as a member of the investment committee of a prior employer and in other areas of the investment management industry, including distribution, brokerage and insurance sales.

Mr. Ullmann brings significant investment experience in the fixed income markets, particularly structured products and mortgage-backed securities, gained through his previous experience as an executive officer and leader within the fixed income divisions of a number of financial services firms. Mr. Ullmann also has a strong working knowledge of the equity markets, gained in part through his work as chief operating officer of the global research division of a major investment bank. He also brings a broad base of knowledge of the investment management business and securities markets through his experience with mutual fund, bank, insurance and hedge fund clients, and has familiarity with risk management, regulatory and compliance issues gained through previous experience and as founder and principal of DMU Financial Consulting, LLC, a financial services consulting firm. His experience with building and assessing teams is perceived to be particularly helpful when evaluating the capabilities of the Fund’s sub-advisers.

Compensation of Officers and Directors

Pursuant to the Amended and Restated Advisory Agreement with the Fund dated April 30, 2012, Mason Street Advisors, LLC, the investment adviser to the Fund, is responsible for the compensation of its personnel and the personnel of the Fund, except for the compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff (or a portion thereof relating to their duties and functions for the Fund if they serve multiple roles), among other expenses. For more information, see “Investment Advisory and Other Services – The Adviser” below.

During fiscal 2016, the Independent Directors then in office were paid for their services as directors of the Fund, a total of $145,000 per year, consisting of an $85,000 retainer and per meeting fees of $15,000 per regular meeting. The lead Independent Director receives an additional fee of 20% of the annual base director fee and the chairs of the Audit, Regulatory and Compliance, and Investment Oversight Committees each receive an additional fee of 10% of the annual base director fee. For each telephonic Board meeting in a calendar year in excess of two, an additional fee of $2,000 per meeting is paid as compensation. Director compensation is established by the directors and is reevaluated annually, typically at its meeting in February. The Fund may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board.

The table below sets forth the compensation paid by the Fund to the Fund’s CCO and the Independent Directors during the 2016 fiscal year. Messrs. Gerber, Ribbens and Ullmann were not directors during 2016 and therefore are not included in the table.

Compensation Table

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	(4) Estimated Annual Benefits Upon Retirement[1]	(5) Total Compensation Paid to Directors in 2016
Independent Directors[2]
Miriam M. Allison Director	$183,429	None	None	$183,429
Christy L. Brown Director	$162,582	None	None	$162,582
Gail L. Hanson Director	$159,687	None	None	$159,687
Robert H. Huffman, III Director	$145,000	None	None	$145,000
Officers
Randy M. Pavlick CCO	$142,715	None	None	N/A

1 The Fund does not maintain or sponsor a pension or retirement plan.

2 Michael G. Smith served as an independent director during 2016 and received total compensation from the Fund in the amount of $163,400. Mr. Smith retired as a director effective December 31, 2016 in accordance with the Fund’s By-laws.

Directors’ and Officers’ Holdings

All of the outstanding shares of each Portfolio are owned by Northwestern Mutual through its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as an affiliated fund of funds). Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable life and variable annuity products, interests in the Portfolios may only be acquired through ownership of one or more of those products. The Independent Directors would no longer be considered independent within the meaning of the 1940 Act if they were to invest in variable contracts issued by Northwestern Mutual.

The table below shows, for each director, the dollar amount of shares of each Portfolio beneficially owned by the director. It also shows the aggregate value of all investments in shares of the Series Fund overseen by the director. Ownership information is presented in the following ranges: A= $0; B= $1 - $10,000; C= $10,001 - $50,000; D= $50,001 - $100,000; and E= over $100,000.

	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Director in Family of Investment Companies
	Name of Portfolio	Dollar Range
Independent Director	N/A	A	A
Miriam M. Allison	N/A	A	A
Christy L. Brown	N/A	A	A
William J. Gerber	N/A	A	A
Gail L. Hanson	N/A	A	A
Robert H. Huffman III	N/A	A	A
David Ribbens	N/A	A	A
Donald M. Ullmann	N/A	A	A
Interested Director	N/A	A	A
Ronald P. Joelson	N/A	A	A

As of December 31, 2016, the directors and executive officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.

Codes of Ethics

The Fund and Mason Street Advisors, LLC, as well as each of the Sub-Advisers to the Portfolios, have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Approval of the Investment Advisory Agreement

On an annual basis, the directors of the Fund request and evaluate information that they and the Fund’s investment adviser determine to reasonably be necessary for the directors to evaluate the terms of the investment advisory agreement between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s board of directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund’s annual and semi-annual shareholder reports.

OWNERSHIP OF SHARES OF THE FUND

All of the outstanding shares of the Fund are held by Northwestern Mutual for its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as affiliated fund of funds) used for funding variable annuity contracts and variable life insurance policies. As of the date of this SAI, no shares were held by Northwestern Mutual for its General Account. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The tables set forth in Appendix C show the allocation of shares of the Portfolios of the Fund among the separate investment accounts as of March 31, 2017.

The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

Any shares held by Northwestern Mutual in its General Account would represent seed money invested in one or more Portfolios. A redemption by Northwestern Mutual of its seed money in a Portfolio could cause an increase in the portfolio turnover rate of the Portfolio and could increase expenses. Northwestern Mutual would be permitted to redeem its seed money in a Portfolio at any time without notice.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Fund’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. Northwestern Mutual and its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services. Mason Street Advisors provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to an Amended and Restated Advisory Agreement (the “Agreement”). Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and other advisory clients of Mason Street Advisors. Northwestern Mutual provides related back-office facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement. The Agreement authorizes Mason Street Advisors to employ one or more sub-advisers for the purpose of providing investment management services to each Portfolio.

The Agreement also provides that Mason Street Advisors will provide or procure certain specified services for the Fund. The Agreement permits Mason Street Advisors to delegate some or all of the administrative functions to others, including affiliates. Pursuant to the Agreement, Mason Street Advisors has agreed to assume expenses incurred by it in connection with managing the investment advisory and administrative operations of the Fund (such as office space, facilities and equipment), fees and expenses of the personnel of Mason Street Advisors and the Fund (except compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff that relate to Fund compliance functions), fees of sub-advisers appointed by Mason Street Advisors, and expenses Mason Street Advisors otherwise agrees to assume pursuant to expense cap or reimbursement agreements with the Fund (see “Expense Limitation Agreements” below). All other administrative and operating expenses are the responsibility of the individual Portfolios of the Fund. The Agreement includes an illustrative list of those expenses to be assumed by the Portfolios.

For acting as investment adviser and for providing the services and paying the expenses set forth in the Agreement, Mason Street Advisors is paid a monthly asset based advisory fee at the annual rates set forth in the prospectus for the respective Portfolios. The following table reflects the advisory fees received by Mason Street Advisors for fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016, for its services as investment advisor to the Fund.

Name of Portfolio	2016	2015	2014

Growth Stock Portfolio	$3,414,619	$3,584,292	$3,405,825
Focused Appreciation Portfolio	$4,714,546	$4,767,743	$4,021,974
Large Cap Core Stock Portfolio	$2,167,966	$2,272,550	$2,314,150
Large Cap Blend Portfolio	$1,196,557	$1,262,117	$1,206,566
Index 500 Stock Portfolio	$4,870,926	$4,760,259	$4,476,977
Large Company Value Portfolio	$1,202,001	$1,242,801	$1,185,846
Domestic Equity Portfolio	$3,500,131	$3,286,262	$3,180,634
Equity Income Portfolio	$4,640,096	$4,870,412	$4,603,854

Name of Portfolio	2016	2015	2014

Mid Cap Growth Stock Portfolio	$5,147,293	$5,608,596	$5,226,489
Index 400 Stock Portfolio	$1,618,241	$1,568,113	$1,520,084
Mid Cap Value Portfolio	$3,311,325	$3,123,511	$2,815,544
Small Cap Growth Stock Portfolio	$2,686,009	$2,874,618	$2,765,405
Index 600 Stock Portfolio	$328,830	$258,707	$194,262
Small Cap Value Portfolio	$4,663,398	$4,740,647	$4,799,330
International Growth Portfolio	$3,097,744	$2,907,593	$2,748,256
Research International Core Portfolio	$3,834,773	$4,072,707	$3,629,124
International Equity Portfolio	$8,773,941	$9,705,219	$10,262,082
Emerging Markets Equity Portfolio	$4,934,791	$4,946,461	$4,459,875
Government Money Market Portfolio	$1,400,730	$1,006,812	$179,335
Short-Term Bond Portfolio	$861,198	$808,710	$741,019
Select Bond Portfolio	$8,500,336	$8,667,619	$6,372,646
Long-Term U.S. Government Bond Portfolio	$666,773	$576,145	$523,662
Inflation Protection Portfolio	$1,524,434	$1,491,163	$1,410,258
High Yield Bond Portfolio	$3,102,635	$3,023,010	$2,550,161
Multi-Sector Bond Portfolio	$4,522,221	$4,101,882	$3,711,868
Balanced Portfolio	$1,253,072	$1,537,128	$3,411,869
Asset Allocation Portfolio	$123,032	$106,051	$384,320

Expense Limitation Agreements

Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extra ordinary expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):

Portfolio	Expense Cap	Expiration
Focused Appreciation	0.90%	April 30, 2018
Large Cap Blend	0.85%	April 30, 2018
Large Company Value	0.80%	April 30, 2018
Domestic Equity	0.75%	April 30, 2018
Equity Income	0.75%	April 30, 2018
Mid Cap Value	1.00%	April 30, 2018
Index 600 Stock	0.35%	April 30, 2018
Small Cap Value	1.00%	April 30, 2018
International Growth	1.10%	April 30, 2018
Research International Core	1.15%	April 30, 2018
Emerging Markets Equity	1.50%	April 30, 2018
Short-Term Bond	0.45%	April 30, 2018
Long-Term U.S. Government Bond	0.65%	April 30, 2018
Inflation Protection	0.65%	April 30, 2018
Multi-Sector Bond	0.90%	April 30, 2018
Asset Allocation	0.75%	April 30, 2018

Advisory Fee Waiver Agreements

Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.38% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Focused Appreciation Portfolio. Mason Street Advisors has agreed to waive its investment management fee relating to the Focused Appreciation Portfolio such that the management fee is 0.66% on first $100 million of the Portfolio’s average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Large Cap Core Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Portfolio on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Index 500 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 500 Stock Portfolio such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets and 0.18% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Large Company Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Domestic Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Domestic Equity Portfolio on average net assets over $500 million such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% of the next $150 million, 0.50% of the next $250 million, and 0.47% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Equity Income Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Equity Income Portfolio on average net assets over $500 million such that the management fee is 0.63% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion and 0.52% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Mid Cap Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio on average net assets over $1 billion such that its management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.48% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Index 400 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio on average net assets over $500 million such that the fee is 0.25% on the Portfolio’s first $500 million of average net assets and 0.20% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Mid Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio on average net assets up to $150 million such that the fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.70% on the next $350 million, and 0.67% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Small Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio on average net assets over $500 million such that the management fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Research International Core Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that its management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

International Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Equity Portfolio such that its management fee is 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.47% on the next $500 million, and 0.42% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Emerging Markets Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 1.01% on the Portfolio’s first $250 million of average net assets, 0.93% on the next $250 million, 0.91% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Government Money Market Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Government Money Market Portfolio on average net assets over $500 million such that its management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018. In addition, Mason Street Advisors has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio on average net assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Select Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Select Bond Portfolio on average net assets over $2 billion such that the management fee is 0.30% on the first $2 billion of average net assets and 0.28% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Long-Term U.S. Government Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Long-Term U.S. Government Bond Portfolio on average net assets over $500 million such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% on the next $250 million and 0.445% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Inflation Protection Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Protection Portfolio on average net assets up to $100 million such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% of the next $150 million and 0.46% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

High Yield Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio on average net assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.30% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Multi-Sector Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.67% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2018.

Balanced Portfolio. With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, 2018.

Asset Allocation Portfolio. With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, 2018.

Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of Mason Street Advisors. Northwestern Mutual provides related facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.

The Sub-Advisers

Aberdeen Asset Managers Limited (“Aberdeen”), a Scottish company, whose principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH, provides investment services to the Emerging Markets Equity Portfolio pursuant to an investment sub-advisory agreement. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. For services to the Emerging Markets Equity Portfolio, Mason Street Advisors pays Aberdeen a fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets of: 0.70% on the first $250 million in assets, 0.65% on the next $250 million, 0.60% on the next $500 million and 0.55% on assets over $1 billion. Aberdeen began providing sub-advisory services to the Emerging Markets Equity Portfolio as of March 24, 2017. For fees paid for the last three years for the Emerging Markets Equity Portfolio, please see Massachusetts Financial Services Company below. As of December 31, 2016, Aberdeen and its affiliates managed approximately $374 billion.

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. For the services provided for the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.45% on the first $50 million of assets, 0.40% on the next $200 million, 0.35% on the next $250 million and 0.30% on assets in excess of $500 million. American Century was paid the following amounts for the Large Company Value Portfolio for the last three years: $736,289.32 for the year ended December 31, 2014, $771,339.45 for the year ended December 31, 2015, and $746,231.22 for the year ended December 31, 2016. For the Mid Cap Value Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.55% on the first $50 million of assets, 0.45% on the next $50 million and 0.40% on assets over $100 million. American Century was paid the following amounts for the Mid Cap Value Portfolio for the last three years: $1,631,739.52 for the year ended December 31, 2014, $1,807,720.36 for the year ended December 31, 2015, and $1,915,265.52 for the year ended December 31, 2016. For the Inflation Protection Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.30% on the first $50 million of assets, 0.275% on the next $50 million, 0.25% on the next $150 million and 0.22% on assets over $250 million. American Century was paid the following amounts for the Inflation Protection Portfolio for the last three years: $715,229.68 for the year ended December 31, 2014, $753,925.91 for the year ended December 31, 2015, and $769,838.19 for the year ended December 31, 2016. As of December 31, 2016, assets under management were approximately $156.8 billion.

BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Government Money Market Portfolio pursuant to an investment sub-advisory agreement. BlackRock was organized in 1994 to perform advisory services for investment companies. For the services provided for the Government Money Market Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.08% of the Portfolio’s net assets on the first $500 million, reduced to 0.07% on the next $500 million and 0.06% on assets over $1 billion. BlackRock was paid the following amounts for the last three years: $58,817.31 for the year ended December 31, 2014 for sub-advisory services October 31, 2014 – December 31, 2014, $347,222.15 for the year ended December 31, 2015, and $373,456.29 for the year ended December 31, 2016. As of December 31, 2016, assets under management were approximately $5.15trillion.

The Boston Company Asset Management, LLC (“The Boston Company”), BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, serves as sub-adviser for the Growth Stock Portfolio. Founded in 1970, The Boston Company is part of BNY Mellon Asset Management, one of the world’s leading asset management organizations, encompassing BNY Mellon’s affiliated investment management firms and global distribution companies. For services to the Growth Stock Portfolio, Mason Street Advisors pays The Boston Company a fee based on the average daily net assets of the Portfolio at the following rates: 0.30% on the first $100 million of assets, 0.25% on the next $100 million, 0.20% on the next $100 million and 0.175% on assets over $300 million. The Boston Company was paid the following amounts for the last three years: $2,017,613.98 for the year ended December 31, 2014, $2,075,446.55 for the year ended December 31, 2015, and $1,965,588.62 for the year ended December 31, 2016. As of December 31, 2016, The Boston Company’s assets under management were approximately $38.1 billion.

Delaware Investments Fund Advisers (“Delaware”), a series of Macquarie Investment Management Business Trust, 2005 Market Street, Philadelphia, Pennsylvania, 19103, serves as sub-adviser for the Domestic Equity Portfolio. Delaware is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). Macquarie Investment Management is the marketing name for MMHI and its subsidiaries, including Delaware. MMHI is a wholly owned subsidiary of Macquarie Group Ltd. (“MGL”)MGL, a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services operates in more than 70 locations in more than 28 countries. Neither Delaware nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. Investments in the Domestic Equity Portfolio are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Domestic Equity Portfolio, the repayment of capital from the Domestic Equity Portfolio or any particular rate of return. For services provided on behalf of the Domestic Equity Portfolio, Mason Street Advisors pays Delaware at the annual rate of 0.70% of the first $25 million of the Portfolio assets, 0.50% on the next $25 million, 0.40% on the next $50 million, and 0.30% on next $100 million, and 0.20% on assets in excess of $200 million. Delaware was paid the following amounts for the last three years: $1,578,980.35 for the year ended December 31, 2014, $1,630,400.28 for the year ended December 31, 2015, and $1,722,970.86 for the year ended December 31, 2016. As of December 31, 2016, assets under management were approximately $167 billion.

Fayez Sarofim & Co. (“Sarofim & Co.”), 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010, serves as sub-adviser for the Large Cap Core Stock Portfolio. For over five decades since their founding in 1958, they have focused exclusively on investment management. For services to the Large Cap Core Stock Portfolio, Mason Street Advisors pays Sarofim & Co. a fee based on the average daily net assets of the Portfolio at the following rates: 0.75% on the first $2 million of assets, 0.50% on the next $18 million, 0.40% on the next $20 million, 0.35% on the next $20 million, and 0.20% on assets over $60 million. Sarofim & Co was paid the following amounts for the last three years: $1,228,813.31 for the year ended December 31, 2014, $1,205,288.96 for the year ended December 31, 2015, and $1,146,255.44 for the year ended December 31, 2016. As of December 31, 2016, Sarofim & Co.’s assets under management were approximately $21.4 billion.

Federated Investment Management Company (“Federated”), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, provides investment services to the High Yield Bond Portfolio pursuant to an investment sub-advisory agreement. Federated is an indirect, wholly-owned subsidiary of Federated Investors, Inc. (“FII”). Established in 1955, FII is a client-driven, multiproduct, and multi-strategy investment manager. FII provides comprehensive investment management to more than 8,500 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by High Yield Bond Portfolio. For the services provided for the High Yield Bond Portfolio, Mason Street Advisors pays Federated a fee at the annual rate of 0.40% of the Portfolio’s net assets on the first $50 million of assets, reduced to 0.25% on the next $200 million, reduced to 0.20% on the next $250 million, reduced to 0.15% on the next $500 million, reduced to 0.125% on the next $500 million and 0.10% on assets over $1.5 billion. Federated was paid the following amounts for the last three years: $251,357.78 for the year ended December 31, 2014 for sub-advisory services October 31, 2014 – December 31, 2014, $1,527,378.13 for the year ended December 31, 2015, and $1,557,238.11 for the year ended December 31, 2016. As of December 31, 2016, assets under management were approximately $366 billion.

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island, 02917, provides investment services to the International Growth Portfolio, pursuant to an investment sub-advisory agreement. FIAM and its FIAM® Group affiliates provide investment management services to institutional investors worldwide. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC. For the services provided on behalf of the International Growth Portfolio, Mason Street Advisors pays FIAM at the annual rate of 0.42% on the first $100 million of the Portfolio’s assets, 0.41% on the next $100 million, 0.39% on the next $300 million, and 0.38% on assets in excess of $500 million. FIAM began providing sub-advisory services to the International Growth Portfolio as of July 31, 2015. FIAM was paid the following amounts: $768,338.05 for the year ended December 31, 2015 for sub-advisory services July 31, 2015 – December 31, 2015 and $1,997,076.47 for the year ended December 31, 2016. As of December 31, 2016, FIAM had approximately $64.5 billion in assets under management.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, serves as sub-adviser for the Large Cap Blend Portfolio of the Fund. FMI has been an investment adviser since 1980. FMI is owned by Ted D. Kellner, Executive Chairman, Patrick J. English, Chief Investment Officer and Chief Investment Officer, and key employees. For services provided on behalf of the Large Cap Blend Portfolio, Mason Street Advisors pays FMI at the annual rate of 0.65% of the first $25 million of the Portfolio assets, 0.55% on the next $25 million, 0.45% on the next $50 million, and 0.40% on assets in excess of $100 million. FMI was paid the following amounts for the last three years: $754,609.64 for the year ended December 31, 2014, $786,209.58 for the year ended December 31, 2015, and $749,004.87 for the year ended December 31, 2016. As of December 31, 2016, assets under management were approximately $23.3 billion.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, provides investment services to the Focused Appreciation Portfolio, pursuant to an investment sub-advisory agreement. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 13 principal subsidiary or affiliated asset management firms. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States. For the services provided on behalf of the Focused Appreciation Portfolio, Mason Street Advisors pays Loomis Sayles at the annual rate of 0.365% on the first $500 million of the Portfolio’s assets and 0.35% on assets in excess of $500 million. Loomis Sayles began providing sub-advisory services to the Focused Appreciation Portfolio as of July 31, 2015. Loomis Sayles was paid the following amounts: $1,171,578.76 for the year ended December 31, 2015 for sub-advisory services July 31, 2015 – December 31, 2015 and $2,766,817.79 for the year ended December 31, 2016. As of December 31, 2016, Loomis Sayles had $240.2 billion in assets under management.

Massachusetts Financial Services Company (“MFS®1”), 111 Huntington Avenue, Boston, Massachusetts 02199, provides investment advisory services to the Research International Core Portfolio. Subject to the supervision of the Board and the Adviser, MFS is responsible for managing the Portfolio’s investments and executing transactions. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS® is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For fee services provided to the Research International Core Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.50% on the first $250 million, 0.45% on the next $250 million, and 0.40% on assets in excess of $500 million. MFS was paid the following amounts for the Research International Core Portfolio for the last three years: $2,344,416.26 for the year ended December 31, 2014, $2,639,767.47 for the year ended December 31, 2015, and $2,415,975.98 for the year ended December 31, 2016. For fee services provided to the Emerging Markets Equity Portfolio from May 12, 2016 – March 23, 2017, Mason Street Advisors paid MFS a fee at an annual rate of 0.70% on the first $250 million, 0.60% on the next $750 million, and 0.50% on assets in excess of $1 billion. MFS was paid the following amounts for the Emerging Markets Equity Portfolio for the last three years: $3,117,969.10 for the year ended December 31, 2014, $3,455,875.72 for the year ended December 31, 2015, and $3,358,851.73 for the year ended December 31, 2016. As of December 31, 2016, net assets under the management of the MFS organization were approximately $425 billion. As of February 1, 2010, MFS signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and

1  MFS® is a registered trademark of Massachusetts Financial Services Company.

report on activities and progress toward implementing the PRI. While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, provides investment advisory services to the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Subject to the supervision of the Board and the Adviser, PIMCO is responsible for managing the investment activities of the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. For services provided to the Multi-Sector Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.45% on the first $500 million of the Portfolio’s net assets and 0.425% on net assets in excess of $500 million. PIMCO was paid the following amounts for the Multi-Sector Bond Portfolio for the last three years: $2,315,080.59 for the year ended December 31, 2014, $2,563,821.71 for the year ended December 31, 2015, and $2,838,931.04 for the year ended December 31, 2016. For services provided to the Long-Term U.S. Government Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.225% of the Portfolio’s net assets. PIMCO was paid the following amounts for the Long-Term U.S. Government Bond Portfolio for the last three years: $219,458.30 for the year ended December 31, 2014, $240,952.03 for the year ended December 31, 2015, and $273,832.64 for the year ended December 31, 2016. As of December 31, 2016, assets under management were approximately $1.5 trillion, including $1.1 trillion in third-party client assets.

Templeton Investment Counsel, LLC (“Templeton Counsel”), a Delaware limited liability company with principal offices at 300 S.E. 2nd Street, Ft. Lauderdale, Florida 33301, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Portfolio, subject to the general control of the Board. Templeton Counsel is a wholly owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by Mason Street Advisors, compensation at the annual rate of 0.50% on the first $100 million of the average net assets of the International Equity Portfolio, reduced to 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. Templeton was paid the following amounts for the last three years: $4,346,200.66 for the year ended December 31, 2014, $4,285,133.33 for the year ended December 31, 2015, and $4,063,411.29 for the year ended December 31, 2016. As of December 31, 2016, assets under management for Franklin Resources Inc. were $720 billion.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio, the Equity Income Portfolio and the Short-Term Bond Portfolio pursuant to investment sub-advisory agreements. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.60% of the Portfolio’s net assets on the first $500 million of assets and 0.55% on assets over $500 million. T. Rowe Price was paid the following amounts for the Small Cap Value Portfolio for the last three years: $3,377,664.17 for the year ended December 31, 2014, $3,337,319.78 for the year ended December 31, 2015, and $3,283,672.78 for the year ended December 31, 2016. For services provided to the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price 0.50% on the first $50 million of the Portfolio’s assets, reduced to 0.45% on the next $50 million. The sub-advisory fee is reset to 0.40% of the Portfolio’s average net assets at $100 million, to 0.35% at $200 million, to 0.325% at $500 million and is 0.30% on assets from $500 million to $1 billion. The sub-advisory fee is reset to 0.30% of the Portfolio’s average net assets at $1 billion and is reset to 0.275% at $1.5 billion. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceeds certain amounts. T. Rowe Price was paid the following amounts for the Equity Income Portfolio for the last three years: $2,295,669.94 for the year ended December 31, 2014, $2,375,228.14 for the year ended December 31, 2015, and $2,312,930.25 for the year ended December 31, 2016. For the services provided for the Short-Term Bond Portfolio, Mason Street Advisors pays T. Rowe Price 0.225% on the first $50 million of the Portfolio’s assets, reduced to 0.175% on the next $50 million. The sub-advisory fee is reset to 0.15% of the Portfolio’s average net assets at $100 million and reset to 0.125% at $250 million. The sub-advisory fee is 0.10% on assets in excess of $500 million, and is reset to 0.10% at $1 billion in assets. A fee discount may apply based on the aggregated annual fees paid on assets managed by T. Rowe Price for the Fund. T. Rowe Price was paid the following amounts for the Short-Term Bond Portfolio for the last three years: $56,388.75 for the year ended December 31, 2014 for sub-advisory services October 31, 2014 – December 31, 2014, $341,040.91 for the year ended December 31, 2015, and $321,861.32 for the year ended December 31, 2016. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2016, assets under management were approximately $811 billion.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, and serves as sub-adviser to the Small Cap Growth Stock Portfolio. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. For services to the Small Cap Growth Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.60% on the first $75 million of assets, 0.50% on the next $75 million, and 0.40% on assets over $150 million. Wellington Management was paid the following amounts for the last three years: $2,262,462.98 for the year ended December 31, 2014, $2,350,471.59 for the year ended December 31, 2015, and $2,193,807.57 for the year ended December 31, 2016. As of December 31, 2016, Wellington Management had investment management authority with respect to approximately $979 billion in assets.

Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, provides investment services to the Select Bond Portfolio pursuant to an investment sub-advisory agreement. WellsCap, an indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients. For the services provided for the Select Bond Portfolio, Mason Street Advisors pays WellsCap a fee at the annual rate of 0.15% of the Portfolio’s net assets on the first $500 million of assets, reduced to 0.13% on the next $500 million, reduced to 0.12% on the next $1 billion, reduced to 0.11% on the next $1 billion and 0.10% on assets over $3 billion. WellsCap was paid the following amounts for the last three years: $586,053.24 for the year ended December 31, 2014 for sub-advisory services October 31, 2014 – December 31, 2014, $3,578,127.04 for the year ended December 31, 2015, and $3,560,081.84 for the year ended December 31, 2016. As of December 31, 2016, assets under management were approximately $331 billion.

William Blair Investment Management, LLC. (“William Blair”), 222 West Adams Street, Chicago, Illinois, 60606, serves as sub-adviser for the Mid Cap Growth Stock Portfolio of the Fund. William Blair was founded over 75 years ago. For services to the Mid Cap Growth Stock Portfolio, Mason Street Advisors pays William Blair a fee based on the average daily net assets of the Portfolio at the following rates: 0.38% on the first $500 million of assets, 0.33% on the next $500 million, and 0.31% on assets over $1 billion. William Blair was paid the following amounts for the last three years: $3,934,277.98 for the year ended December 31, 2014, $4,071,674.68 for the year ended December 31, 2015, and $3,695,286.55 for the year ended December 31, 2016. As of December 31, 2016, William Blair’s assets under management were approximately $65 billion (reflects combined assets under management of William Blair Investment Management, LLC and the Investment Management division of William Blair & Company, L.L.C.).

Northwestern Mutual is the licensee under three License Agreements with Standard & Poor’s, dated as of November 30, 1990, February 19, 1999 and April 27, 2007 for the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, respectively, relating to the Fund. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, each of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Custodians

Brown Brothers Harriman & Co. and J.P. Morgan Chase Bank serve as the Fund’s custodians in the capacities indicated below. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548 is the custodian for the International Equity, International Growth, Emerging Markets Equity, Multi-Sector Bond and Research International Core Portfolios. Brown Brothers Harriman also acts as custodian for the Balanced and Asset Allocation Portfolios with respect to their investments in other Portfolios of the Fund.

J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 is the custodian for domestic securities held by the Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Growth, Index 600 Stock, Small Cap Value, Government Money Market, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, High Yield Bond, Balanced and Asset Allocation Portfolios. J.P. Morgan also acts as custodian for the foreign securities held by the Large Company Value, Equity Income, Mid Cap Value, Focused Appreciation, Select Bond, Short-Term Bond, Inflation Protection and High Yield Bond Portfolios, as well as foreign securities that may be held by the Growth Stock, Large Cap Core Stock, Large Cap Blend, Domestic Equity, Mid Cap Growth Stock, Index 400 Stock, Small Cap Growth Stock and Long-Term U.S. Government Bond Portfolios. In addition, J.P. Morgan acts as the custodian for the portion of the Select Bond Portfolio’s assets that are held from time to time in the Select Bond Portfolio’s control account at J.P. Morgan as collateral for outstanding derivatives positions with one or more derivatives counterparties. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 833 E. Michigan Street, Suite 1200, Milwaukee, WI, 53202, is the independent registered public accounting firm for the Fund and performs auditing and tax services for the Fund.

PORTFOLIO MANAGERS

Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.

LEGAL PROCEEDINGS

Any material pending legal proceedings to which the Fund is a party, or to which Mason Street Advisors or a Sub-Advisor is a party that may have a material adverse effect on the Fund, is disclosed in the Fund’s prospectus. From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.

PROXY VOTING POLICIES AND PROCEDURES

The directors of the Fund have delegated to the Adviser and the Sub-Advisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser and the respective Sub-Advisers. These policies and procedures, or summaries thereof, are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. Other transactions may be effected in the over-the-counter (“OTC”) market. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account factors such as commissions, bid/ask spreads and the services and products to be provided by the broker or dealer, with the view of maximizing value for the Fund and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Fund, the investment adviser or sub-adviser may pay a higher commission rate than the lowest available rate when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. Overall, each portfolio manager is required to strive for a fair and equitable allocation of securities transactions among his or her accounts. Such allocation decisions are made for each client individually, based on the characteristics of the particular security and “Investment Considerations” of each client, as well for all clients collectively. Investment Considerations is a broad term that includes, but is not limited to, the client’s investment objectives and restrictions, current securities positions, cash available for investment or liquidity needs, and similar factors. Contemporaneous client trades in the same security will generally be aggregated into a single order if the terms are the same, provided the adviser or sub-adviser’s traders believe that aggregation is consistent with the duty to seek best execution. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain broker-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the investment adviser or sub-adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive Brokerage and Research Services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). The investment adviser or sub-adviser would, through the use of these Research Services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Research Services provided by broker-dealers are not necessarily utilized for the specific account that generated commissions to the broker-dealer providing such Research Services. Some clients, including fixed income clients, may benefit from the Research Services despite the fact that their brokerage commissions may not be used to pay for those Research Services.

By their nature, certain products or services may be used for both eligible and ineligible research and brokerage purposes. When a product or service has a mixed use, the investment adviser or sub-adviser may use client commissions to pay for the portion of the product or service that constitutes eligible research or brokerage provided the predominant use is eligible. In such event, the investment adviser or sub-adviser will make a reasonable allocation of the cost of the product or service according to its use, will use client commissions to pay for the portion of the product or service that is eligible under Section 28(e), and will pay for the remaining cost of the product or service with its own monies.

The investment adviser or sub-adviser may enter into client commission arrangements with certain broker-dealers under which the investment adviser or sub-adviser may use client commissions to pay for Research Services provided by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing the investment adviser or sub-adviser with certain services that are eligible under Section 28(e).

During the years ended December 31, 2014, 2015 and 2016, each Portfolio paid the following brokerage commissions on agency transactions:

Name of Portfolio	2016	2015	2014
Growth Stock Portfolio	$437,983	$326,651	$311,625
Focused Appreciation Portfolio	82,156	635,270	320,469
Large Cap Core Stock Portfolio	27,296	31,387	30,695
Large Cap Blend Portfolio	40,406	24,792	39,612
Index 500 Stock Portfolio	61,651	55,273	55,952
Large Company Value Portfolio	83,719	53,960	70,290
Domestic Equity Portfolio	112,609	93,202	69,822
Equity Income Portfolio	172,236	249,498	82,633
Mid Cap Growth Stock Portfolio	474,109	539,358	792,405
Index 400 Stock Portfolio	50,219	36,341	23,165
Mid Cap Value Portfolio	191,219	175,199	205,408
Small Cap Growth Stock Portfolio	386,467	340,148	264,313
Index 600 Stock Portfolio	39,035	24,372	37,944
Small Cap Value Portfolio	233,287	271,365	171,031
International Growth Portfolio	252,511	1,128,555	754,700
Research International Core Portfolio	373,626	410,270	331,368
International Equity Portfolio	655,938	1,002,214	1,053,724
Emerging Markets Equity Portfolio	713,258	708,703	736,012
Government Money Market Portfolio	0	0	0
Short-Term Bond Portfolio	2,852	4,134	102,052
Select Bond Portfolio	0	7,196	968,664
Long-Term U.S. Government Bond Portfolio	1,002	636	529
Inflation Protection Portfolio	9,689	1,613	2,131
High Yield Bond Portfolio	0	0	571,044
Multi-Sector Bond Portfolio	17,104	8,687	10,560
Balanced Portfolio	71,052	83,559	633,754
Asset Allocation Portfolio	9,828	10,856	9,679

As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the amount of brokerage commissions paid by the Portfolio in the year in which the change occurs may increase from its normal level due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s brokerage commissions may be higher or lower than commissions paid in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change. Effective October 31, 2014, new Sub-Advisers were appointed to manage the Short-Term Bond, Select Bond, and High Yield

Bond Portfolios. The Balanced and Asset Allocation Portfolios transitioned to a “fund of funds” strategy during 2013 and 2014; as a result, brokerage commissions paid by those Portfolios in the future are expected to be lower. Effective July 31, 2015, new Sub-Advisers were appointed to manage the Focused Appreciation and International Growth Portfolios. Effective March 24, 2017, a new Sub-Adviser was appointed to manage the Emerging Markets Equity Portfolio.

There are no broker-dealers affiliated with the Fund, or affiliates of an affiliate of the Fund that received brokerage commissions from the Fund during its last three fiscal years. From time to time, there may be a commission paid to a brokerage firm that acts as a clearing broker on behalf of (and designated by) an executing broker utilized by the sub-adviser to a Portfolio, and such clearing broker may be affiliated with the sub-adviser.

The chart below identifies each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2016, and the value each Portfolio held of such securities as of December 31, 2016. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2016. Where the table indicates “N/A,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2016 (though the Portfolio may have held as of December 31, 2016 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker-dealer. If a Portfolio is not listed in the chart below, it did not purchase the securities of its “regular brokers or dealers” during 2016. The dollar values in the chart below are in thousands.

The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio’s portfolio transactions during the year ended December 31, 2016, (ii) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2016, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2016.

Broker	Growth Stock	Focused	Large Cap	Large	Index
		Appreciation	Core Stock	Cap Blend	500 Stock
Bank of America	0	0	0	0	35,549
Barclays	0	0	N/A	N/A	0
Bank of New York	N/A	N/A	0	5,774	N/A

Broker	Growth Stock	Focused	Large Cap	Large	Index
		Appreciation	Core Stock	Cap Blend	500 Stock
Citigroup	N/A	0	N/A	N/A	23,168
Cowen & Co LLC	0	N/A	N/A	N/A	N/A
Credit Suisse	N/A	0	N/A	N/A	0
Deutsche Bank	0	0	0	N/A	N/A
Goldman Sachs	13,594	0	0	N/A	N/A
Instinet	N/A	N/A	N/A	N/A	0
Jeffries	N/A	N/A	0	0	N/A
JPMorgan Chase	10,796	0	17,569	N/A	42,238
Leerink Swann	0	N/A	N/A	N/A	N/A
Maxim Group	N/A	N/A	N/A	0	N/A
Morgan Stanley	0	N/A	0	0	8,335
Robert W Baird	N/A	N/A	N/A	0	N/A
Royal Bank of Canada	0	0	N/A	0	N/A
Sanford C Bernstein	N/A	N/A	0	0	N/A
Stifel, Nicolaus	0	0	0	N/A	N/A
UBS Securities	N/A	0	N/A	0	0
William Blair	N/A	N/A	N/A	0	N/A
William O’Neil	N/A	N/A	0	N/A	N/A

Broker	Large Company	Domestic Equity	Equity Income	Mid Cap Growth	Index 400 Stock
	Value
Bank of America	4,845	N/A	7,618	N/A	0
Barclays	0	0	0	0	N/A
Citigroup	N/A	0	11,601	0	0
Credit Suisse	0	0	N/A	N/A	0
Deutsche Bank	0	0	0	N/A	N/A
Goldman Sachs	N/A	N/A	0	0	0
Instinet	N/A	N/A	N/A	N/A	0
JPMorgan Chase	4,044	N/A	27,819	0	0
KeyBanc	N/A	N/A	N/A	0	N/A
Liquidnet	N/A	0	N/A	0	N/A
Merrill Lynch	N/A	N/A	N/A	N/A	0
Morgan Stanley	0	0	16,347	0	0
Piper Jaffray	N/A	N/A	0	N/A	N/A
Royal Bank of Canada	0	0	0	N/A	N/A
Sanford C Bernstein	0	N/A	0	0	N/A
State Street	N/A	N/A	N/A	0	N/A
Stephens, Inc.	N/A	N/A	N/A	0	N/A
Stifel, Nicolaus	N/A	0	N/A	N/A	N/A
UBS Securities	0	0	N/A	N/A	0
Wells Fargo	6,787	N/A	N/A	N/A	N/A
Weeden	N/A	0	N/A	N/A	N/A

Broker	Mid Cap Value	Small Cap Growth Stock	Index 600 Stock	International Growth	Research International Core
Bank of America	0	N/A	1,000	N/A	N/A
Barclays	0	0	N/A	N/A	N/A
BTIG	N/A	0	N/A	N/A	N/A
Citigroup	N/A	N/A	0	0	0
Credit Lyonnais	N/A	N/A	N/A	N/A	0
Credit Suisse	0	0	0	N/A	0
Daiwa	N/A	N/A	N/A	N/A	0
Deutsche Bank	0	0	N/A	0	0
Goldman Sachs	N/A	0	0	0	0
Instinet	N/A	N/A	0	N/A	N/A
ISI Group	0	N/A	N/A	N/A	N/A
Investment Technology Group	N/A	N/A	N/A	0	N/A
Jeffries	N/A	0	N/A	N/A	N/A
JPMorgan Chase	0	0	N/A	0	0
Liquidnet	0	N/A	N/A	N/A	N/A
Merrill Lynch	N/A	N/A	N/A	0	0
Morgan Stanley	0	0	0	0	0
Sanford C Bernstein	0	N/A	N/A	N/A	N/A
Societe General	N/A	N/A	N/A	0	N/A
Stifel, Nicolaus	N/A	0	N/A	N/A	N/A
UBS Securities	0	0	0	0	7,964

Broker	International Equity	Government Money Market	Short-Term Bond	Select Bond	Long-Term U.S. Government Bond
Bank of America	N/A	N/A	2,847	23,081	0
Bank of Montreal	N/A	0	N/A	N/A	N/A
Bank of Nova Scotia	N/A	0	N/A	N/A	0
Barclays	N/A	N/A	N/A	0	0
BNP Paribas	23,674	N/A	N/A	N/A	0
Citigroup	0	0	3,878	23,516	0
Credit Agricole	N/A	0	N/A	N/A	N/A
Credit Suisse	0	N/A	N/A	13,316	3
Daiwa	N/A	N/A	N/A	0	N/A
Deutsche Bank	0	N/A	N/A	5,257	0
Goldman Sachs	0	N/A	2,357	26,631	0
HSBC	N/A	0	1,156	N/A	N/A
Investment Technology Group	0	N/A	N/A	N/A	N/A
JPMorgan Chase	N/A	N/A	3,482	59,928	N/A
Loop Capital	N/A	N/A	N/A	0	N/A
Merrill Lynch	0	N/A	0	N/A	N/A
Mizuho	N/A	0	N/A	N/A	N/A

Broker	International Equity	Government Money Market	Short-Term Bond	Select Bond	Long-Term U.S. Government Bond
Mitsubishi	N/A	0	N/A	N/A	N/A
Morgan Stanley	0	0	3,416	33,111	717
Nomura	N/A	N/A	0	N/A	N/A
Redburn Partners	0	N/A	N/A	N/A	N/A
Royal Bank of Canada	N/A	0	0	N/A	N/A
Salomon Smith Barney	0	N/A	N/A	N/A	N/A
Societe General	N/A	N/A	N/A	N/A	0
TD Securities	N/A	0	N/A	N/A	N/A
Wells Fargo	N/A	N/A	3,127	N/A	N/A

Broker	Inflation Protection	High Yield Bond	Multi-Sector Bond	Balanced	Asset Allocation
Arbor	0	N/A	N/A	N/A	N/A
Bank of America	1,545	0	2,551	5,000	1,000
Bank of Nova Scotia	N/A	N/A	0	N/A	N/A
Barclays	N/A	0	11,975	0	0
BNP Paribas	151	N/A	N/A	N/A	N/A
Brown Brothers	N/A	N/A	0	N/A	N/A
Citigroup	2,877	0	983	0	0
Credit Agricole	14,773	N/A	N/A	N/A	N/A
Credit Suisse	547	0	N/A	0	0
Deutsche Bank	N/A	0	N/A	N/A	N/A
Goldman Sachs	1,209	0	N/A	N/A	N/A
HSBC	407	N/A	N/A	N/A	N/A
Jeffries	N/A	0	N/A	N/A	N/A
JPMorgan Chase	8,121	0	222	0	0
Morgan Stanley	N/A	0	5,502	0	0
Mizuho	N/A	N/A	0	N/A	N/A
TD Securities	N/A	N/A	0	N/A	N/A
UBS Securities	0	N/A	N/A	0	0
Wells Fargo	N/A	0	713	N/A	N/A

Broker	Emerging Markets Equity	Small Cap Value
Bank of America	N/A	0
Citigroup	0	0
Credit Lyonnais	0	N/A
Credit Suisse	0	N/A
Deutsche Bank	3,167	N/A
Goldman Sachs	0	0
Jeffries	N/A	0

JPMorgan Chase	0	0
Macquarie Bank	0	N/A
Merrill Lynch	3,432	N/A
Morgan Stanley	0	0
Raymond James	N/A	0
Royal Bank of Canada	N/A	0
Sanford C Bernstein	N/A	0
Stifel, Nicolaus	N/A	1,893
UBS Securities	0	N/A

DISCLOSURE OF PORTFOLIO HOLDINGS

The directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund also makes this information available semi-annually in filings on Form N-CSR, and after the first and third fiscal quarters in filings on Form N-Q. These regulatory filings normally are filed with the SEC within 45 to 60 days after the end of the Fund’s fiscal quarter. Once the Portfolio’s holdings information is filed with the SEC in this manner, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for each Portfolio (except the Government Money Market Portfolio), the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com. The information may be viewed in either the “Life Insurance” or “Annuities” section of the “Products and Services” page following one of the paths below and selecting the Portfolio you wish to view:

1.	Life Insurance – Permanent Life Insurance – Variable Life Insurance – Underlying Fund Information and Statistics; or

2.	Annuities – Retirement Savings: Income Later – Select Variable Annuity – Fund Information.

The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Portfolio. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of a Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:

1.	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

2.	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and

3.

no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and Mason Street Advisors’ service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund, Mason Street Advisors, and/or the applicable sub-advisers, as the case may be, based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of April 30, 2017, the Service Providers included those listed in Appendix G.

Holdings data for the Portfolios that are sub-advised may also be disclosed by the applicable sub-adviser to the following service providers:

Growth Stock Portfolio (sub-advised by The Boston Company Asset Management, LLC)

  •     Institutional Shareholder Services, Inc., as proxy service provider

  •     FactSet Research Systems, Inc., Bloomberg L.P., and MSCI BARRA, Inc. for analytics and in connection with conducting attribution analyses

Focused Appreciation Portfolio (sub-advised by Loomis, Sayles & Company, L.P.)

  •     Institutional Shareholder Services, Inc., as proxy voting administrator

  •     Broadridge Financial Solutions, for proxy voting administration

  •     FactSet Research Systems, Inc., in connection with conducting portfolio analytics

  •     Glass, Lewis & Company, for proxy voting research and recommendations

  •     Barra Portfolio Manager, in connection with research, reporting, strategy development, portfolio construction, and performance and risk attribution

  •     Bloomberg L.P., in connection with attribution analyses

  •     Electra Information Systems, in connection with portfolio reconciliation

  •     Financial Recovery Technologies, in connection with class action monitoring services

  •     Ernst & Young, in connection with general audit services

Large Cap Core Stock Portfolio (sub-advised by Fayez Sarofim & Co.)

  •     Glass, Lewis & Co., as proxy service provider

  •     GT Analytics, in its capacity, provides post trade execution analysis

  •     SEI Corporation, in its capacity, provides outsourced provided technology and middle office services

Large Cap Blend Portfolio (sub-advised by Fiduciary Management, Inc.)

  •     RiskMetrics Group, as proxy service provider

  •     Advent Software, Inc., in connection with its accounting system utilized by the Portfolio

  •     FactSet Research Systems, Inc., in connection with conducting attribution analysis on the Portfolio

Large Company Value Portfolio Mid Cap Value Portfolio Inflation Protection Portfolio (sub-advised by American Century Investment Management, Inc.)

  •     Institutional Shareholder Services, Inc., as proxy service provider

  •     FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

  •     Electra Information Systems, an outsourced provider of middle office services

Domestic Equity Portfolio (sub-advised by Delaware Investments Fund Advisers)	• FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

Equity Income Portfolio Small Cap Value Portfolio	• Glass, Lewis & Co., as proxy service provider

Short-Term Bond Portfolio (sub-advised by T. Rowe Price Associates, Inc.)	• The Bank of New York Mellon, in connection with fund accounting and middle-office functions

Mid Cap Growth Stock Portfolio (sub-advised by William Blair Investment Management, LLC)

  •     Institutional Shareholder Services, Inc., as proxy service provider

  •     FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolio

  •     Electra Information Systems, an outsourced provider of middle office data services

  •     Abel/Noser Corp. and Investment Technology Group, Inc., in connection with evaluating quality and cost of Portfolio trade execution

Small Cap Growth Stock Portfolio (sub-advised by Wellington Management Company, LLP)

  •     Brown Brothers Harriman & Co., Markit WSO Corporation, Syntel, Inc., and State Street Bank and Trust Company, in connection with certain operational functions performed for the sub-adviser

  •     FactSet Research Systems, Inc., MSCI, Inc, Bloomberg LP and Moody’s Analytics Knowledge Services (UK) Limited (formerly Copal Partners (UK) Limited), in connection with analytical services provided to the sub-adviser

  •     Glass, Lewis & Co., as proxy service provider

International Growth Portfolio (sub-advised by FIAM LLC)	• Institutional Shareholder Services, Inc., as a proxy voting administrator

Research International Core Portfolio (sub-advised by Massachusetts Financial Services Company (MFS))

  •     RiskMetrics Group, as proxy service provider

  •     FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

  •     Bloomberg L.P., Citigroup, ITG, Inc. and MSCI BARRA, Inc., in connection with conducting attribution analyses on the Portfolios

  •     Abel/Noser Corp. and Global Trading Analytics, LLC, in connection with evaluating the quality and cost of trade execution of Portfolio transactions

  •     OMGEO, LLC, in connection with software programs utilized by the Portfolios

  •     Cogent Consulting in connection with consulting services

  •     Trade Informatics in connection with performing trade cost analysis

International Equity Portfolio (sub-advised by Templeton Investment Counsel, LLC)

  •     Institutional Shareholder Services, Inc. (ISS), as proxy service provider

  •     FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

  •     Investment Technology Group, Inc., in connection with evaluating quality and cost of Portfolio trade execution

  •     Bloomberg L.P., in connection with conducting attribution analyses on the Portfolios and certain operational functions

Emerging Markets Equity Portfolio (sub-advised by Aberdeen Asset Managers Limited)	• BNP Paribas Security Services, in connection with fund accounting and middle-office services

Long-Term U.S. Government Bond Portfolio Multi-Sector Bond Portfolio (sub-advised by Pacific Investment Management Company LLC (PIMCO))	• State Street Investment Management Solutions, LLC as an outsourced provider of middle office services.

Select Bond Portfolio (sub-advised by Wells Capital Management, Inc.)

  •     Bloomberg L.P., in connection with fixed income trading system

  •     Clearwater Analytics, in connection with portfolio reporting

  •     Institutional Shareholder Services, Inc./RiskMetrics Group, as proxy service provider

  •     Brown Brothers Harriman & Co. (BBH), in connection with standardizing trade data

  •     Electra Information Systems, in connection with standardizing custodian data

  •     The Yield Book, Inc., for analytics

  •     Fidelity Corporate Action, for corporate actions management

  •     Factset Research Systems, Inc., in connection with conducting attribution analyses on the Portfolio

High Yield Bond Portfolio (sub-advised by Federated Investment Management Company)

  •     Barclays, Inc., for point product – analytics & modeling

  •     The Yield Book, Inc., for analytics & modeling

  •     Bloomberg L.P., in connection with trading systems

  •     FISGlobal, for corporate action notifications

  •     Informa Investment Solutions, Inc., in connection with performance and accounting systems

  •     Glass, Lewis & Co., as proxy service provider

  •     Electra Information Systems, a partner/provider of solutions and services tailored for reconciliation, data collection and aggregation

  •     FactSet Research Systems Inc., for analytics and modeling

The Portfolios have received assurances from each of the Sub-Advisers identified above that these vendors are subject to a duty of confidentiality, which includes the duty not to trade on non-public information.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Portfolios. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes, requiring them to keep the data confidential and stipulating that the data may not be used under any circumstances for the basis of trading. The list of approved Investment Professionals as of April 30, 2017 is included in Appendix G.

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Portfolio’s behalf. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of April 30, 2017 is included in Appendix G.

Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s CCO and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Fund’s CCO to: (i) monitor the disclosure and use of portfolio holdings information; (ii) report at least annually to the Fund’s directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to portfolio holdings.

The directors of the Fund exercise oversight of disclosure of portfolio holdings information by: (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the CCO of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s CCO pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

ORGANIZATION AND CAPITAL STOCK

The Fund was incorporated in Maryland on December 22, 1983.

The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

All of the outstanding shares of each Portfolio are owned directly or indirectly by Northwestern Mutual. Shares of each Portfolio are presently being offered and sold only for funding variable annuity contracts and variable life insurance policies offered by Northwestern Mutual. The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the

Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

Each Portfolio is a diversified series of the Fund, except for the Focused Appreciation Portfolio and the Inflation Protection Portfolio, which are non-diversified. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.

The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio.

The Fund has adopted policies and procedures which govern the pricing of Portfolio securities and other investments. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to the Adviser and Northwestern Mutual in its capacity as fund accountant, subject to the oversight of a pricing committee which is comprised of representatives from the Adviser, Northwestern Mutual and Fund officers.

Portfolio securities for which market quotations are readily available are valued at current market value.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Futures contracts are generally valued at the closing settlement price on the commodities exchange. Unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Derivatives are valued at prices provided by pricing services or pursuant to fair valuation procedures which may include the use of broker quotations or valuation models, including those used by the Adviser or Sub-Adviser.

Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or, if a pricing service is unable to supply a price for a particular SWAP, pursuant to fair value pricing procedures, which may include the use of broker quotations or valuation models, including those used by the Adviser or a Sub-Adviser. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange. Structured note agreements are valued in accordance with a dealer supplied valuation based on changes in value of the underlying index.

Debt securities are generally valued on the basis of quotes obtained from broker-dealers or pricing services using evaluated prices based on accepted industry conventions. The pricing service may value a debt security by employing methods that utilize a market model that takes into consideration actual market transactions, broker-dealer valuations, and/or yield data relating to securities with similar characteristics. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the Board or its designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost.

All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by a Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value in good faith as determined by the Adviser in accordance with procedures approved by the directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio, each of which invests primarily in foreign securities, calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation. If events occur which materially affect the value of these foreign securities, they will be valued at fair market value in good faith as determined by the Adviser in accordance with procedures approved by the directors of the Fund. In addition, if on any business day a change in the value of the equity markets exceeds a certain threshold, then each foreign security held by a Portfolio will be valued at its fair value by using a value determined by an independent pricing agent rather than using the last closing price of such foreign security on its principal overseas market. This description of issues and practices for the International Growth, International Equity, the Research International Core and the Emerging Markets Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith in accordance with procedures adopted by the directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.

The Government Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Government Money Market Portfolio capital stock will decline. The Board may take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Portfolio’s net asset value is calculated based on the net asset values of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Payment for the shares redeemed must be made within seven days after receipt of a redemption request in good order; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio, except the Government Money Market Portfolio, will distribute net capital gains annually to ensure it qualifies for tax-free treatment of capital gains under Subchapter M of the Code. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Code.

To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in one or more qualified publicly traded partnerships.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.

If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.

Portfolio	Carryforward	Expiration

International Growth	7,111	2017
International Growth	18,013	Amount not subject to Expiration
Emerging Markets Equity Portfolio	45,291	Amount not subject to Expiration
Short-Term Bond Portfolio	1,932	Amount not subject to Expiration
Large Cap Core Stock Portfolio	837	Amount not subject to Expiration
Mid Cap Growth Stock Portfolio	16,965	Amount not subject to Expiration

Portfolio	Carryforward	Expiration

Research International Core Portfolio	16,726	Amount not subject to Expiration
International Equity Portfolio	66,746	Amount not subject to Expiration
High Yield Bond Portfolio	19,925	2017
High Yield Bond Portfolio	10,306	Amount not subject to Expiration
Multi-Sector Bond Portfolio	19,116	Amount not subject to Expiration

All other portfolios had no unused capital loss carryforwards.

CALCULATION OF YIELD QUOTATIONS OF THE GOVERNMENT MONEY MARKET PORTFOLIO

The Government Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

FINANCIAL STATEMENTS

The financial statements, related notes and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund as of December 31, 2016 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2017 (unaudited) may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414) 271-1444, or by visiting the website at www.northwesternmutual.com.

APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), (i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s). Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. Default is a real possibility.

CC

Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;
•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refer to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

b. Fitch’s Commercial Paper (short-term)

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted typically on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, or to Long-Term rating categories below ‘B’.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term not programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: This action indicates that the issue has been “paid-in-full.” As the issue no longer exists, it is therefore no longer rated.

‘NR’: This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued.

‘WD’: Indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are to be upper-medium-grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicated is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and the promise impute.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be virtual certainty, regardless of the anticipated time to default.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

APPENDIX B - Directors and Officers

The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2016, except as otherwise noted.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]

Interested Director
Ronald P. Joelson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Chairman of the Board	2015	Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2012 to 2009.	27	None

Independent Directors
Miriam M. Allison c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1947	Director	2006	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies.	27	Director of Wasatch Funds, Inc. (19 portfolios)
Christy L. Brown c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1965	Director	2012	Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.	27	None
William J. Gerber c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Director	2017	Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)
Gail L. Hanson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1955	Director	2012	Since February 2011, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.	27	Director of Artisan Partner Funds, Inc. (13 portfolios)
Robert H. Huffman III c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Director	2007	Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser.	27	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
David Ribbens c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Director	2017	Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.	27	None
Donald M. Ullmann c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Director	2017	Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.	27	None

Officers
Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	President	2013	Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors. Prior thereto, Vice President – Operations of Mason Street Advisors from 2004-December 2014 and Treasurer of Mason Street Advisors from 2008-December 2014.	N/A	N/A
Todd M. Jones 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President, Chief Financial Officer and Treasurer	2015	Since April 2015, Vice President and Controller of Northwestern Mutual. From November 2012 to April 2015, Vice President and Chief Risk Officer of Northwestern Mutual. From January 1, 2011, Director, and from April 2012 to October 2012, Vice President of Product Finance for Northwestern Mutual and Treasurer and Financial and Operations Principal (FINOP) of Northwestern Mutual Investment Services, LLC.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Steve A. Warren 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President – Investments	2010	Since 2015, Director of Mason Street Advisors, Associate of Mason Street Advisors from 2004 to 2015.	N/A	N/A
Daniel Meehan 720 East Wisconsin Ave. Milwaukee, WI 53202 1973	Vice President – Investments	2012	Director of Mason Street Advisors since 2007.	N/A	N/A
Joseph A. Travia 720 East Wisconsin Ave. Milwaukee, WI 53202 1967	Vice President-Investments	2013	Associate of Mason Street Advisors since 2002.	N/A	N/A
Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Chief Compliance Officer	2014	Chief Compliance Officer of Mason Street Advisors and Vice President – Managed Investments Compliance of Northwestern Mutual since 2014; from 2004 to 2014, Assistant General Counsel of Northwestern Mutual, Secretary of the Fund and Assistant Secretary of Mason Street Advisors	N/A	N/A
Lesli H. McLinden 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Secretary	2014	Assistant General Counsel of Northwestern Mutual since 2007 and Secretary of Mason Street Advisors since 2015. From 2014 to 2015, Assistant Secretary of Mason Street Advisors.	N/A	N/A
Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Controller and Chief Accounting Officer	1996	Director of Mutual Fund Accounting of Northwestern Mutual since 2002.	N/A	N/A

1 Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal. Michael G. Smith served as an independent director during 2016. He retired as an independent director effective December 31, 2016 in accordance with the Series Fund’s By-laws. Accordingly, Mr. Smith’s information is not presented in the table. At a Special Meeting of Shareholders of the Series Fund held on November 9, 2016, Messrs. Gerber, Ribbens, and Ullmann were elected to serve as independent directors effective January 1, 2017.

2 This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Mr. Joelson is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, because he is an Executive Vice President of The Northwestern Mutual Life Insurance Company, the parent corporation of Mason Street Advisors, LLC, the Fund’s investment adviser.

APPENDIX C - Ownership of Shares of the Fund

The following tables show the allocation of shares of the Portfolios of the Fund among the separate investment accounts as of March 31, 2017. All shares are owned of record.

GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A	5,343,881	shares	1.7%
NML Variable Annuity Account B	102,842,749	shares	32.2%
NML Variable Annuity Account C	472,138	shares	0.1%
Northwestern Mutual Variable Life Account	146,616,735	shares	46.0%
Northwestern Mutual Variable Life Account II	2,552,440	shares	0.8%
Balanced Portfolio	53,897,866	shares	16.9%
Asset Allocation Portfolio	7,411,724	shares	2.3%

Total	319,137,533	shares	100%

FOCUSED APPRECIATION PORTFOLIO

NML Variable Annuity Account A	12,658,253	shares	3.5%
NML Variable Annuity Account B	240,019,237	shares	65.7%
NML Variable Annuity Account C	894,906	shares	0.2%
Northwestern Mutual Variable Life Account	68,274,290	shares	18.7%
Northwestern Mutual Variable Life Account II	5,279,532	shares	1.4%
Balanced Portfolio	33,541,179	shares	9.2%
Asset Allocation Portfolio	4,662,930	shares	1.3%

Total	365,330,327	shares	100%

LARGE CAP CORE STOCK PORTFOLIO

NML Variable Annuity Account A	3,907,042	shares	1.2%
NML Variable Annuity Account B	113,799,392	shares	35.7%
NML Variable Annuity Account C	367,342	shares	0.1%
Northwestern Mutual Variable Life Account	146,312,628	shares	45.9%
Northwestern Mutual Variable Life Account II	2,810,222	shares	0.9%
Balanced Portfolio	44,430,906	shares	14.0%
Asset Allocation Portfolio	6,869,908	shares	2.2%

Total	318,497,440	shares	100%

LARGE CAP BLEND PORTFOLIO

NML Variable Annuity Account A	917,181	shares	0.6%
NML Variable Annuity Account B	59,106,694	shares	39.3%
NML Variable Annuity Account C	459,284	shares	0.3%
Northwestern Mutual Variable Life Account	9,474,817	shares	6.3%
Northwestern Mutual Variable Life Account II	1,671,892	shares	1.1%
Balanced Portfolio	68,110,657	shares	45.3%
Asset Allocation Portfolio	10,745,948	shares	7.1%

Total	150,486,473	shares	100%

INDEX 500 STOCK PORTFOLIO

NML Variable Annuity Account A	20,164,629	shares	3.1%
NML Variable Annuity Account B	319,118,346	shares	49.6%
NML Variable Annuity Account C	1,747,579	shares	0.3%
Northwestern Mutual Variable Life Account	291,623,967	shares	45.4%
Northwestern Mutual Variable Life Account II	10,249,648	shares	1.6%

Total	642,904,169	shares	100%

LARGE COMPANY VALUE PORTFOLIO

NML Variable Annuity Account A	8,766,495	shares
NML Variable Annuity Account B	81,436,063	shares	4.7%
NML Variable Annuity Account C	414,118	shares	43.3%
Northwestern Mutual Variable Life Account	13,020,215	shares	0.2%
Northwestern Mutual Variable Life Account II	840,740	shares	6.9%
Balanced Portfolio	73,649,189	shares	0.4%
Asset Allocation Portfolio	9,964,176	shares	39.2%

Total	188,090,996	shares	100%

DOMESTIC EQUITY PORTFOLIO

NML Variable Annuity Account A	16,155,175	shares	3.5%
NML Variable Annuity Account B	258,858,924	shares	55.6%
NML Variable Annuity Account C	1,160,979	shares	0.2%
Northwestern Mutual Variable Life Account	131,142,671	shares	28.1%
Northwestern Mutual Variable Life Account II	5,783,555	shares	1.2%
Balanced Portfolio	46,835,390	shares	10.0%
Asset Allocation Portfolio	6,543,141	shares	1.4%

Total	466,479,835	shares	100%

EQUITY INCOME PORTFOLIO

NML Variable Annuity Account A	20,686,121	shares	4.6%
NML Variable Annuity Account B	301,634,136	shares	67.4%
NML Variable Annuity Account C	1,024,811	shares	0.2%
Northwestern Mutual Variable Life Account	70,937,724	shares	15.8%
Northwestern Mutual Variable Life Account II	5,248,883	shares	1.2%
Balanced Portfolio	42,016,626	shares	9.4%
Asset Allocation Portfolio	6,050,417	shares	1.4%

Total	447,598,718	shares	100%

MID CAP GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A	7,141,280	shares	2.1%
NML Variable Annuity Account B	136,720,988	shares	40.7%
NML Variable Annuity Account C	589,884	shares	0.2%
Northwestern Mutual Variable Life Account	149,240,218	shares	44.6%
Northwestern Mutual Variable Life Account II	1,364,640	shares	0.4%
Balanced Portfolio	35,655,601	shares	10.6%
Asset Allocation Portfolio	4,827,317	shares	1.4%

Total	335,539,928	shares	100%

INDEX 400 STOCK PORTFOLIO

NML Variable Annuity Account A	13,793,117	shares	3.5%
NML Variable Annuity Account B	209,211,510	shares	52.9%
NML Variable Annuity Account C	955,551	shares	0.2%
Northwestern Mutual Variable Life Account	164,018,029	shares	41.6%
Northwestern Mutual Variable Life Account II	7,197,152	shares	1.8%

Total	395,175,359	shares	100%

MID CAP VALUE PORTFOLIO

NML Variable Annuity Account A	9,802,011	shares	3.3%
NML Variable Annuity Account B	166,052,277	shares	55.8%
NML Variable Annuity Account C	564,312	shares	0.2%
Northwestern Mutual Variable Life Account	43,747,822	shares	14.7%
Northwestern Mutual Variable Life Account II	3,783,551	shares	1.3%
Balanced Portfolio	65,046,000	shares	21.8%
Asset Allocation Portfolio	8,775,801	shares	2.9%

Total	297,771,774	shares	100%

SMALL CAP GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A	3,569,740	shares	1.6%
NML Variable Annuity Account B	92,120,040	shares	40.9%
NML Variable Annuity Account C	345,714	shares	0.2%
Northwestern Mutual Variable Life Account	108,870,344	shares	48.1%
Northwestern Mutual Variable Life Account II	2,400,525	shares	1.1%
Balanced Portfolio	15,243,656	shares	6.8%
Asset Allocation Portfolio	2,828,503	shares	1.3%

Total	225,378,522	shares	100%

INDEX 600 PORTFOLIO

NML Variable Annuity Account A	8,770,551	shares	6.5%
NML Variable Annuity Account B	96,235,489	shares	71.1%
NML Variable Annuity Account C	686,214	shares	0.5%
Northwestern Mutual Variable Life Account	24,837,437	shares	18.4%
Northwestern Mutual Variable Life Account II	4,680,481	shares	3.5%

Total	135,210,172	shares	100%

SMALL CAP VALUE PORTFOLIO

NML Variable Annuity Account A	6,204,954	shares	2.4%
NML Variable Annuity Account B	149,275,460	shares	57.2%
NML Variable Annuity Account C	544,266	shares	0.2%
Northwestern Mutual Variable Life Account	82,668,312	shares	31.7%
Northwestern Mutual Variable Life Account II	2,689,382	shares	1.0%
Balanced Portfolio	16,549,409	shares	6.3%
Asset Allocation Portfolio	3,066,565	shares	1.2%

Total	260,998,348	shares	100%

INTERNATIONAL GROWTH PORTFOLIO

NML Variable Annuity Account A	17,842,390	shares	4.2%
NML Variable Annuity Account B	298,838,973	shares	69.7%
NML Variable Annuity Account C	776,739	shares	0.2%
Northwestern Mutual Variable Life Account	66,690,421	shares	15.6%
Northwestern Mutual Variable Life Account II	7,592,734	shares	1.8%
Balanced Portfolio	31,023,368	shares	7.3%
Asset Allocation Portfolio	4,965,276	shares	1.2%

Total	427,729,901	shares	100%

RESEARCH INTERNATIONAL CORE PORTFOLIO

NML Variable Annuity Account A	25,384,138	shares	4.1%
NML Variable Annuity Account B	406,477,051	shares	66.4%
NML Variable Annuity Account C	1,170,445	shares	0.2%
Northwestern Mutual Variable Life Account	33,976,218	shares	5.5%
Northwestern Mutual Variable Life Account II	8,438,025	shares	1.4%
Balanced Portfolio	118,305,776	shares	19.3%
Asset Allocation Portfolio	18,794,611	shares	3.1%

Total	612,546,264	shares	100%

INTERNATIONAL EQUITY PORTFOLIO

NML Variable Annuity Account A	36,372,718	shares	3.6%
NML Variable Annuity Account B	612,591,642	shares	60.9%
NML Variable Annuity Account C	2,408,265	shares	0.2%
Northwestern Mutual Variable Life Account	309,957,843	shares	30.8%
Northwestern Mutual Variable Life Account II	12,766,690	shares	1.3%
Balanced Portfolio	27,047,542	shares	2.7%
Asset Allocation Portfolio	4,525,715	shares	0.5%

Total	1,005,670,415	shares	100%

EMERGING MARKETS EQUITY PORTFOLIO

NML Variable Annuity Account A	46,595,420	shares	7.6%
NML Variable Annuity Account B	496,985,055	shares	81.1%
NML Variable Annuity Account C	1,783,301	shares	0.3%
Northwestern Mutual Variable Life Account	47,698,921	shares	7.8%
Northwestern Mutual Variable Life Account II	11,198,320	shares	1.8%
Balanced Portfolio	6,142,515	shares	1.0%
Asset Allocation Portfolio	2,757,354	shares	0.4%

Total	613,160,886	shares	100%

GOVERNMENT MONEY MARKET PORTFOLIO

NML Variable Annuity Account A	22,846,313	shares	4.7%
NML Variable Annuity Account B	280,041,400	shares	58.3%
NML Variable Annuity Account C	1,540,104	shares	0.3%
Northwestern Mutual Variable Life Account	161,950,662	shares	33.6%
Northwestern Mutual Variable Life Account II	15,047,702	shares	3.1%

Total	481,426,181	shares	100%

SHORT-TERM BOND PORTFOLIO

NML Variable Annuity Account A	29,571,426	shares	11.1%
NML Variable Annuity Account B	212,765,076	shares	79.8%
NML Variable Annuity Account C	986,724	shares	0.4%
Northwestern Mutual Variable Life Account	22,478,185	shares	8.4%
Northwestern Mutual Variable Life Account II	887,925	shares	0.3%

Total	266,689,336	shares	100%

SELECT BOND PORTFOLIO

NML Variable Annuity Account A	79,206,432	shares	3.5%
NML Variable Annuity Account B	1,280,539,820	shares	56.9%
NML Variable Annuity Account C	4,111,921	shares	0.2%
Northwestern Mutual Variable Life Account	194,711,150	shares	8.7%
Northwestern Mutual Variable Life Account II	13,237,766	shares	0.6%
Balanced Portfolio	639,800,772	shares	28.5%
Asset Allocation Portfolio	37,010,872	shares	1.6%

Total	2,248,618,733	shares	100%

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

NML Variable Annuity Account A	11,357,095	shares	10.9%
NML Variable Annuity Account B	83,632,458	shares	80.6%
NML Variable Annuity Account C	391,625	shares	0.4%
Northwestern Mutual Variable Life Account	8,076,580	shares	7.8%
Northwestern Mutual Variable Life Account II	304,269	shares	0.3%

Total	103,762,027	shares	100%

INFLATION PROTECTION PORTFOLIO

NML Variable Annuity Account A	24,796,415	shares	8.0%
NML Variable Annuity Account B	255,694,816	shares	82.6%
NML Variable Annuity Account C	1,095,282	shares	0.4%
Northwestern Mutual Variable Life Account	9,120,805	shares	2.9%
Northwestern Mutual Variable Life Account II	1,908,389	shares	0.6%
Balanced Portfolio	15,249,538	shares	4.9%
Asset Allocation Portfolio	1,848,429	shares	0.6%

Total	309,713,674	shares	100%

HIGH YIELD BOND PORTFOLIO

NML Variable Annuity Account A	52,855,620	shares	5.2%
NML Variable Annuity Account B	594,976,149	shares	58.1%
NML Variable Annuity Account C	2,137,200	shares	0.2%
Northwestern Mutual Variable Life Account	149,810,856	shares	14.6%
Northwestern Mutual Variable Life Account II	12,975,577	shares	1.3%
Balanced Portfolio	183,059,109	shares	17.9%
Asset Allocation Portfolio	27,370,905	shares	2.7%

Total	1,023,185,416	shares	100%

MULTI-SECTOR BOND PORTFOLIO

NML Variable Annuity Account A	63,374,795	shares	9.4%
NML Variable Annuity Account B	572,199,629	shares	84.5%
NML Variable Annuity Account C	1,880,250	shares	0.3%
Northwestern Mutual Variable Life Account	32,383,229	shares	4.8%
Northwestern Mutual Variable Life Account II	6,844,062	shares	1.0%

Total	676,681,965	shares	100%

BALANCED PORTFOLIO

NML Variable Annuity Account A	64,855,086	shares	4.2%
NML Variable Annuity Account B	1,224,829,529	shares	79.2%
NML Variable Annuity Account C	8,027,058	shares	0.5%
Northwestern Mutual Variable Life Account	245,258,276	shares	15.9%
Northwestern Mutual Variable Life Account II	3,710,856	shares	0.2%

Total	1,546,680,805	shares	100%

ASSET ALLOCATION PORTFOLIO

NML Variable Annuity Account A	3,418,588	shares	1.5%
NML Variable Annuity Account B	175,733,173	shares	79.6%
NML Variable Annuity Account C	372,875	shares	0.2%
Northwestern Mutual Variable Life Account	40,926,563	shares	18.5%
Northwestern Mutual Variable Life Account II	539,959	shares	0.2%

Total	220,991,158	shares	100%

APPENDIX D - Portfolio Managers

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2016, unless otherwise noted.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Daniel J. Meehan	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio Balanced Portfolio Asset Allocation Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Joseph A. Travia	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Steve A. Warren	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Antonio T. Docal	International Equity Portfolio	3 registered investment companies with approximately $5.9 billion in total assets under management	2 other pooled investment vehicles with $1.1 billion in total assets under management	12 other accounts with approximately $2.3 billion in total assets under management

D. Tysen Nutt, Jr.	Domestic Equity Portfolio	10 registered investment companies with $17.6 billion in total assets under management	6 other pooled investment vehicles with $1.3 billion in total assets under management	31 other accounts with $6.4 billion in total assets under management. 1 other account with $1.7 billion in total assets which charges an advisory fee based on the performance of the account.

Robert A. Vogel, Jr.	Domestic Equity Portfolio	9 registered investment companies with $17.4 billion in total assets under management	6 other pooled investment vehicles with $1.3 billion in total assets under management	31 other accounts with $6.4 billion in total assets under management. 1 other account with $1.7 billion in total assets which charges an advisory fee based on the performance of the account.

Nikhil G. Lalvani	Domestic Equity Portfolio	9 registered investment companies with $17.4 billion in total assets under management	6 other pooled investment vehicles with $1.3 billion in total assets under management	31 other accounts with $6.4 billion in total assets under management. 1 other account with $1.7 billion in total assets which charges an advisory fee based on the performance of the account.

Kristen E. Bartholdson	Domestic Equity Portfolio	9 registered investment companies with $17.4 billion in total assets under management	6 other pooled investment vehicles with $1.3 billion in total assets under management	31 other accounts with $6.4 billion in total assets under management. 1 other account with $1.7 billion in total assets which charges an advisory fee based on the performance of the account.

J. David Wagner	Small Cap Value Portfolio	5 registered investment companies with approximately $10.5 billion in total assets under management	1 other pooled investment vehicle with approximately $1.2 billion in total assets under management	2 other accounts with approximately $285 million in total assets under management

John D. Linehan	Equity Income Portfolio	14 registered investment companies with approximately $41.4 billion in total assets under management	6 other pooled investment vehicles with approximately $9.1 billion in total assets under management	31 other accounts with approximately $6.1 billion in total assets under management

Aziz V. Hamzaogullari	Focused Appreciation Portfolio	17 registered investment companies with approximately $16.2 billion in total assets under management	11 other pooled investment vehicles with approximately $2.4 billion in total assets under management. 1 other pooled investment vehicle with approximately $533 million in total assets which charges an advisory fee based on the performance of the account.	91 other accounts with approximately $10.1 billion in total assets under management

Phillip N. Davidson	Mid Cap Value Portfolio	14 registered investment companies with approximately $30 billion in total assets under management	6 other pooled investment vehicles with approximately $3.1 billion in total assets under management	3 other accounts with $745.8 million in total assets under management

Michael Liss	Mid Cap Value Portfolio	14 registered investment companies with approximately $30 billion in total assets under management	6 other pooled investment vehicles with approximately $3.1 billion in total assets under management	3 other accounts with $745.8 million in total assets under management

Kevin Toney	Mid Cap Value Portfolio	14 registered investment companies with approximately $30 billion in total assets under management	6 other pooled investment vehicles with approximately $3.1 billion in total assets under management	3 other accounts with $745.8 million in total assets under management

Patrick J. English	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management

John S. Brandser	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management

Andy P. Ramer	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management

Jonathon T. Bloom	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management

Matthew J. Goetzinger	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management

Robert M. Helf	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management

Daniel G. Sievers	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management
Matthew T. Sullivan	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management

Jordan S. Teschendorf	Large Cap Blend Portfolio	4 registered investment companies with $13.5 billion in total assets under management	8 other pooled investment vehicles with $700 million in total assets under management	1282 other accounts with $9.1 billion in total assets under management

Brian Woglom	Large Company Value Portfolio Mid Cap Value Portfolio	18 registered investment companies with approximately $21.3 billion in total assets under management	4 other pooled investment vehicles with approximately $1.2 trillion in total assets under management	1 other account with $73.1 million in total assets under management

Brendan Healy	Large Company Value Portfolio	5 registered investment companies with approximately $3.1 billion in total assets under management	1 other pooled investment vehicle with approximately $317 million in total assets under management	No other accounts

Hugh Young	Emerging Markets Equity Portfolio	22 registered investment companies with approximately $9.8 billion in total assets under management	84 other pooled investment vehicles with approximately $36.5 billion in total assets under management. 2 other pooled investment vehicles with approximately $383 million in total assets which charges an advisory fee based on the performance of the account.	127 other accounts with approximately $30.7 billion in total assets under management. 18 other accounts with approximately $5.2 billion in total assets which charges an advisory fee based on the performance of the account.

Devan Kaloo	Emerging Markets Equity Portfolio	12 registered investment companies with approximately $8.5 billion in total assets under management	25 other pooled investment vehicles with approximately $16.3 billion in total assets under management	59 other accounts with approximately $15.9 billion in total assets under management. 5 other accounts with approximately $1.4 billion in total assets which charges an advisory fee based on the performance of the account.

Joanne Irvine	Emerging Markets Equity Portfolio	12 registered investment companies with approximately $8.5 billion in total assets under management	25 other pooled investment vehicles with approximately $16.3 billion in total assets under management	59 other accounts with approximately $15.9 billion in total assets under management. 5 other accounts with approximately $1.4 billion in total assets which charges an advisory fee based on the performance of the account.

Mark Gordon-James	Emerging Markets Equity Portfolio	12 registered investment companies with approximately $8.5 billion in total assets under management	25 other pooled investment vehicles with approximately $16.3 billion in total assets under management	59 other accounts with approximately $15.9 billion in total assets under management. 5 other accounts with approximately $1.4 billion in total assets which charges an advisory fee based on the performance of the account.

Flavia Cheong	Emerging Markets Equity Portfolio	22 registered investment companies with approximately $9.8 billion in total assets under management	84 other pooled investment vehicles with approximately $36.5 billion in total assets under management. 2 other pooled investment vehicles with approximately $383 million in total assets which charges an advisory fee based on the performance of the account.	127 other accounts with approximately $30.7 billion in total assets under management. 18 other accounts with approximately $5.2 billion in total assets which charges an advisory fee based on the performance of the account.

Eve Tournier	Multi-Sector Bond Portfolio	No registered investment companies	10 other pooled investment vehicles with approximately $16.3 billion in total assets under management. 2 other pooled investment vehicles with approximately $589 million in total assets which charges an advisory fee based on the performance of the account.	20 other accounts with approximately $4.2 billion in total assets under management

Daniel J. Ivascyn	Multi- Sector Bond Portfolio	15 registered investment companies with approximately $86.3 billion in total assets under management

11 other pooled investment vehicles with approximately $24.2 billion in total assets under management. 1 other pooled

investment

vehicle with

approximately

$39.22 million

in total assets

which charges

an advisory fee

based on the

performance of

the account.

13 other accounts with approximately $8.4 billion in total assets under management. 1 other account with approximately $199 million in total assets which charges an advisory fee based on the performance of the account.

Alfred T. Murata	Multi- Sector Bond Portfolio	12 registered investment companies with approximately $81 billion in total assets under management	7 other pooled investment vehicles with approximately $11 billion in total assets under management	10 other accounts with approximately $1.5 billion in total assets under management

Jose Luis Garcia	Research International Core Portfolio	11 registered investment companies with $16.1 billion in total assets under management	10 other pooled investment vehicles with $980 million in total assets under management	13 other accounts with $2 billion in total assets under management

Thomas Melendez	Research International Core Portfolio	7 registered investment companies with $15.4 billion in total assets under management	2 other pooled investment vehicles with $184.6 million in total assets under management	1 other account with $133.5 million in total assets under management

Victoria Higley	Research International Core Portfolio	6 registered investment companies with $9.8 billion in total assets under management	2 other pooled investment vehicles with $184.6 million in total assets under management	1 other account with $133.5 million in total assets under management

Brian Howell	Inflation Protection Portfolio	20 registered investment companies with approximately $23.3 billion in total assets under management	7 other pooled investment vehicles with approximately $1.1 billion in total assets under management	2 other accounts with approximately $1.4 trillion in total assets under management

James E. Platz	Inflation Protection Portfolio	17 registered investment companies with approximately $22.4 billion in total assets under management	5 other pooled investment vehicles with $852.6 million in total assets under management	2 other accounts with approximately $1.4 trillion in total assets under management

Robert V. Gahagan	Inflation Protection Portfolio	19 registered investment companies with approximately $23.5 billion in total assets under management	5 other pooled investment vehicles with $852.6 million in total assets under management	2 other accounts with approximately $1.4 trillion in total assets under management

Miguel Castillo	Inflation Protection Portfolio	17 registered investment companies with approximately $22.4 billion in total assets under management	5 other pooled investment vehicles with $852.6 million in total assets under management	2 other accounts with approximately $1.4 trillion in total assets under management

Stephen Rodosky	Long-Term U.S. Government Bond Portfolio	9 registered investment companies with approximately $11 billion in total assets under management	No other pooled investment vehicles	No other accounts
Michael Cudzil	Long-Term U.S. Government Bond Portfolio	10 registered investment companies with approximately $8.4 billion in total assets under management

5 other pooled investment vehicles with approximately $611 million in total assets under management. 1 other investment vehicle with approximately $91.8 million in total assets which charges an advisory fee based on the performance of the account.

76 other accounts with approximately $17.8 billion in total assets under management. 6 other accounts with approximately $1.3 million in total assets which charges an advisory fee based on the performance of the account.

Josh Thimons	Long-Term U.S. Government Bond Portfolio	4 registered investment companies with approximately $4.2 billion in total assets under management

3 other pooled investment vehicles with approximately $478 million in total assets under management. 1 other investment vehicle with

approximately

$275 million

in total assets

which charges

an advisory fee

based on the

performance of

the account.

4 other accounts with approximately $508 million in total assets under management. 1 other account with approximately $27 million in total assets which charges an advisory fee based on the performance of the account.

Jed Weiss	International Growth Portfolio	5 registered investment companies with approximately $19.1 billion in total assets under management. 5 other investment companies with approximately $19.1 billion in total assets which charge an advisory fee based on the performance of the account.	2 other pooled investment vehicles with $432 million in total assets under management	No other accounts

Elizabeth Slover	Growth Stock Portfolio	16 registered investment companies with $6.3 billion in total assets under management	2 other pooled investment vehicles with $184.5 million in total assets under management	25 other accounts with $1.9 billion in total assets under management

Fayez Sarofim	Large Cap Core Stock Portfolio	6 registered investment companies with $3.3 billion in total assets under management	9 other pooled investment vehicles with $1.2 billion in total assets under management	329 other accounts with $13.2 billion in total assets under management

Gentry Lee	Large Cap Core Stock Portfolio	6 registered investment companies with $3.3 billion in total assets under management	9 other pooled investment vehicles with $1.2 billion in total assets under management	104 other accounts with $6.7 billion in total assets under management

Alan R. Christensen	Large Cap Core Stock Portfolio	1 registered investment company with $0.1 billion in total assets under management	1 other pooled investment vehicle with $5 million in total assets under management	58 other accounts with $3.7 billion in total assets under management

Robert C. Lanphier IV	Mid Cap Growth Stock Portfolio	4 registered investment companies with approximately $4 billion in total assets under management. 1 other investment company with approximately $2 billion in total assets which charges an advisory fee based on the performance of the account.	10 other pooled investment vehicles with approximately $2 billion in total assets under management	83 other accounts with approximately $4 billion in total assets under management

David P. Ricci	Mid Cap Growth Stock Portfolio	9 registered investment companies with approximately $4 billion in total assets under management. 3 other investment companies with approximately $3 billion in total assets which charges an advisory fee based on the performance of the account.	6 other pooled investment vehicles with approximately $208 million in total assets under management	25 other accounts with approximately $2 billion in total assets under management

Daniel Crowe	Mid Cap Growth Stock Portfolio	4 registered investment companies with approximately $4 billion in total assets under management. 1 other investment company with approximately $2 billion in total assets which charges an advisory fee based on the performance of the account.	10 other pooled investment vehicles with approximately $2 billion in total assets under management	83 other accounts with approximately $4 billion in total assets under management

Mammen Chally	Small Cap Growth Stock Portfolio	14 registered investment companies with approximately $9.5 billion in total assets under management	4 other pooled investment vehicles with approximately $154 million in total assets under management.	10 other accounts with approximately $1.1 billion in total assets under management. 1 other account with approximately $194 million in total assets which charges an advisory fee based on the performance of the account.

Troy Ludgood	Select Bond Portfolio	8 registered investment companies with approximately $13 billion in total assets under management	4 other pooled investment vehicles with approximately $3 billion in total assets under management	39 other accounts with approximately $14 billion in total assets under management. 1 other account with approximately $613 million in total assets which charges an advisory fee based on the performance of the account.

Thomas O’Connor	Select Bond Portfolio	8 registered investment companies with approximately $13 billion in total assets under management	4 other pooled investment vehicles with approximately $3 billion in total assets under management	39 other accounts with approximately $14 billion in total assets under management. 1 other account with approximately $613 million in total assets which charges an advisory fee based on the performance of the account.
Mark E. Durbiano	High Yield Bond Portfolio	22 registered investment companies with $13.5 billion in total assets under management	3 other pooled investment vehicles with approximately $420 million in total assets under management	3 other accounts with approximately $155 million in total assets under management. 1 other account with approximately $291 million in total assets which charges an advisory fee based on the performance of the account.

Michael F. Reinartz	Short-Term Bond Portfolio	7 registered investment companies with approximately $9.7 billion in total assets under management	2 other pooled investment vehicles with approximately $6.7 billion in total assets under management	10 other accounts with approximately $2.1 billion in total assets under management

Compensation of Portfolio Managers

Mason Street Advisors, LLC (“Mason Street Advisors”). Mason Street Advisors has adopted a system of compensation for senior personnel, including those with portfolio management responsibilities, that seeks to attract, motivate and retain high quality investment personnel. Compensation for Mason Street Advisors’ senior personnel consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Each employee is also eligible to participate in benefit plans and programs available generally to all employees of Northwestern Mutual, the parent corporation of Mason Street Advisors.

At the end of the year, each employee’s performance is evaluated on a variety of factors including a subjective evaluation of competencies and behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. For those personnel with portfolio management responsibilities, consideration also is given to the historic investment performance of accounts managed by such personnel. However, compensation is not increased or reduced based on a formula tied to actual or comparative investment performance.

Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. When awarded, long-term variable pay grants are credited to a deferred account that accrues interest on the balances.

Aberdeen Asset Managers Limited (“Aberdeen”). Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary – Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus – The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

American Century Investment Management, Inc. (“ACI”). As of December 31, 2016, the portfolio managers’ compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The base salary is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The Russell 1000® Value Index is used to measure investment performance for portfolio managers of the Large Company Value Portfolio, and the Russell Mid-Cap® Value Index is used to measure investment performance for portfolio managers of the Mid Cap Value Portfolio. Investment performance is not measured relative to a benchmark for portfolio managers of the Inflation Protection Portfolio. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment discipline, such as U.S. growth or U.S. value, global and non-U.S., disciplined equity, fixed-income, and asset allocation. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

The Boston Company Asset Management, LLC (“The Boston Company”). The Boston Company’s rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly. The primary mission of the firm is to deliver “alpha”, meaning the fund’s excess return relative to the return of its benchmark (the Russell 1000® Growth Index), utilizing a fundamental investment research and portfolio management approach, while being diligent risk managers. The Boston Company believes its rewards program provides the appropriate incentives to give the firm the ability to consistently deliver on that commitment to its clients.

Portfolio Managers: With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers’ compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards. Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. We participate in the McLagan industry surveys and typically target the median compensation level. However, compensation for select positions may be targeted at rates higher than the median relative to our peers. Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select Senior Portfolio Managers (including Elizabeth Slover): Select senior portfolio managers participate in a more structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results. The incentive is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts, including for Ms. Slover, the Growth Stock Portfolio, relative to the performance of the appropriate eVestment peer groups, which for Ms. Slover is the eA Large Cap Growth Equity Universe. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed, including for Ms. Slover, the Growth Stock Portfolio. Awards are paid out in both cash and long-term incentives.

Research Analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Long-Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan. This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all). The final value of the deferred cash portion of the award will be determined by reference to the investment results of select Boston Company products (the “Measurement Funds”). The final award payment will include any appreciation/depreciation of the principal award over the measurement period. The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.

The final value of The Boston Company restricted shares will be based on any appreciation/depreciation of the fair value of The Boston Company over the measurement period, as determined by a third-party provider using both income and market approaches. The valuation is based on input and information provided to them by The Boston Company and BNY Mellon Asset Management as well as the provider’s assessment of the firm’s growth, risk and profitability in relation to The Boston Company’s industry peer group. Providing this diverse group of “currencies” within our long-term incentive plan allows for The Boston Company’s professionals to be best aligned with our clients, our parent and all of their Boston Company colleagues.

All incentive awards made under our rewards program are subject to standard forfeiture and clawback provisions.

Delaware Investments Fund Advisers (“Delaware”).

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages, including the Domestic Equity Portfolio. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team, including each of the named portfolio managers of the Domestic Equity Portfolio, have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one, three and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. The comparative indices used to measure portfolio manager compensation for the Domestic Equity Portfolio are the Lipper Large-Cap Value fund universe and the Russell 1000® Value index. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Macquarie Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Macquarie Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Funds by MacquarieSM pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Fayez Sarofim & Co. (“Sarofim & Co.”). The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers’ compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.’s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers’ compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Federated Investment Management Company (“Federated”). Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the fund’s benchmark (i.e., Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index formerly, Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and versus the fund’s designated peer group of comparable funds/accounts. Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other funds/accounts in addition to the fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of funds/accounts or activities for which Mr. Durbiano is responsible in calculating his compensation may be equal or can vary. In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable fixed-income funds. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed or activity engaged in by the portfolio manager and included in the IPP group. At the fund/account level, the weighting assigned to the fund is equal to the weighting assigned to other funds/accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

FIAM LLC (“FIAM”). Jed Weiss is the portfolio manager of the International Growth Portfolio and receives compensation for his services. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those funds and accounts over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the FIAM investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy is based on the pre-tax investment performance of the strategy measured against the MSCI EAFE Growth Index (-Gross), and the fund’s pre-tax investment performance within the Morningstar Foreign Large Growth Category. The portfolio manager also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

Fiduciary Management, Inc. (“FMI”). The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Large Cap Blend Portfolio or the value of the Large Cap Blend Portfolio’s assets. The following tables outline the forms of compensation paid to each portfolio manager as of December 31, 2016.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Patrick J. English	Salary	FMI	Mr. English’s salary is based upon the revenues of the FMI. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

John S. Brandser	Salary/Bonus	FMI	Mr. Brandser’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Andy P. Ramer	Salary/Bonus	FMI	Mr. Ramer’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Jonathan T. Bloom	Salary/Bonus	FMI	Mr. Bloom’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Matthew J. Goetzinger	Salary/Bonus	FMI	Mr. Goetzinger’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Robert M. Helf	Salary/Bonus	FMI	Mr. Helf’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Karl T. Poehls	Salary/Bonus	FMI	Mr. Poehls’ salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Daniel G. Sievers	Salary/Bonus	FMI	Mr. Sievers’ salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Matthew T. Sullivan	Salary/Bonus	FMI	Mr. Sullivan’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Jordan S. Teschendorf	Salary/Bonus	FMI

Mr. Teschendorf’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products (large cap growth, all cap growth and global growth). Longer-term performance (3 and 5 or 10 years for large cap growth, all cap growth and global growth) years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth and global growth). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling excess return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison.

In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike other managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

• the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

• upon retirement, a participant will receive a multi-year payout for his or her vested units; and

• participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Massachusetts Financial Services Company (MFS®). Portfolio manager compensation is reviewed annually. As of December 31, 2016, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary. Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Jose Luis. Garcia, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2016, the following benchmarks was used to measure the following portfolio manager’s performance for the following Portfolio subadvised by MFS:

Portfolio	Portfolio Manager	Benchmark(s)
Research International Core Portfolio	Jose Luis Garcia	MSCI AC World ex-US (gross div)

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

With respect to Thomas Melendez and Victoria Higley, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Pacific Investment Management Company LLC (“PIMCO”). PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, and key personnel responsible for providing administrative services to the Funds that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers and key personnel responsible for providing administrative services to the Funds consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

i.	PIMCO’s pay practices are designed to attract and retain high performers.
ii.	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.
iii.	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.
iv.	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of the following components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Deferred Compensation – M Options and/or Long-Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

The LTIP provides deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in M Unit program and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

Three-year, two-year and one-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Portfolio Managers may also be evaluated against some or all of the non-exclusive list of criteria listed above.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Templeton Investment Counsel, LLC (“Templeton”). Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Templeton and/or other officers of Templeton, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

◾

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

◾

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

◾	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
◾	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index and the Lipper index set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

The table below indicates the primary performance benchmarks used to determine portfolio manager compensation. Compensation is generally based on the performance of a similarly managed portfolio. T. Rowe Price may also consider other broad-based market benchmarks to evaluate portfolio manager performance and determine compensation.

Portfolio	Benchmark
Equity Income	Lipper Equity Income Funds Average, Morningstar Large Value, Russell 1000 Value Index
Short-Term Bond	Barclays 1-3 Year U.S. Government/Credit Bond Index
Small Cap Value	Lipper Small Cap Value Funds Average, Morningstar Small Value, Russell 2000 Value Index

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Wellington Management Company LLP (“Wellington Management”). Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Mason Street Advisors, LLC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Chally is a Partner.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Small Cap Growth Stock Portfolio	Russell 2000 Growth Index

Wells Capital Management, Inc. (“WellsCap”). The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and/or over longer time periods. Participating in third party investment management compensation surveys provides market-based compensation information to help support individual pay decisions. In addition to investment management compensation surveys, compensation consideration includes prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

William Blair Investment Management, LLC (“William Blair”). The compensation of the portfolio managers is based on William Blair’s mission: “to achieve success for its clients.” Messrs. Lanphier, Ricci, and Crowe are partners of William Blair, and their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes is determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Conflicts of Interest

Mason Street Advisors, LLC (“Mason Street Advisors”). Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

One method by which Mason Street Advisors seeks to manage such competing interests is to have portfolio managers focus on a particular investment discipline. In general, most other accounts managed by a portfolio manager for a similar mandate are managed using the same investment strategies that are used in connection with the Portfolio managed by such portfolio manager. Accordingly, portfolio holdings, position sizes (relative to assets) and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In addition, Mason Street Advisors and the Board actively monitor for performance dispersion among accounts, so that appropriate action can be taken if evidence of a conflict is found.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor

Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.

Mason Street Advisors seeks to mitigate this potential conflict of interest through their respective compensation policies. For information regarding the compensation policies of Mason Street Advisors, please refer to the section of this Appendix D called “Compensation of Portfolio Managers.”

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, Mason Street Advisors has adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of its portfolio managers.

Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts. As noted above, Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Mason Street Advisors and the Fund have adopted compliance policies and procedures, as applicable, and have implemented committee structures that are designed to review and address these, and other, types of conflicts of interest. Mason Street Advisors addresses side-by-side management conflicts in its overall compliance program, including within its Conflicts of Interest Policy, Trade Allocation Policies and Procedures, Policies and Procedures on Transactions with Affiliates and Cross Transactions, Guidelines to Business Conduct, Policy Statement on Insider Trading, Policies and Procedures for Client Commission Arrangements and Proxy Voting Policies and Procedures. These policies are designed to reasonably ensure that various conflicts are identified and managed, and that Mason Street Advisor’s clients are treated fairly and equitably. In addition, Sub-advisers may face similar side-by-side management conflicts. Each Sub-adviser considers its own business to identify and manage any potential side-by-side management conflicts arising out of its own client base. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

Aberdeen Asset Managers Limited (“Aberdeen”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Emerging Markets Equity Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Emerging Markets Equity Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Emerging Markets Equity Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Emerging Markets Equity Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Emerging Markets Equity Portfolio from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Portfolio’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Portfolio to compete against such model delivery clients that hold and trade in a same security as the Portfolio.

American Century Investment Management, Inc. (“ACI”). Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. ACI has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing ACI client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, ACI maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, disciplined equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. ACI’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

ACI may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. ACI has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, ACI has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of ACI’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, ACI has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to ACI to the detriment of client portfolios.

The Boston Company Asset Management, LLC (“The Boston Company”). Introduction. This disclosure statement is intended to describe the general conflicts of interest that have been identified at The Boston Company and the corresponding mitigants. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest. This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

•	Same investment team managing multiple client accounts
•	Allocation of Investment Opportunities

•	Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

•	Management of proprietary accounts alongside other accounts
•	Management of affiliated accounts alongside other accounts
•	Affiliated brokerage
•	Affiliated underwriting

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. The Boston Company will participate in syndicate deals (IPO’s and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. The Boston Company will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

•	Soft dollars
•	Broker selection
•	Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where The Boston Company makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester’s manager, Director of Commission Management, CIO, Head Trader, CCO and COO. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by The Boston Company traders and must be on one of the approved broker lists. The Boston Company has commissioned a third party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. The Boston Company has entered into commission sharing arrangements (CCA’s or CSA’s) with several counterparties pursuant to which The Boston Company may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to The Boston Company. These arrangements allow the execution decision to be independent of the research decision.

The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Personal Interests

•	Personal trading
•	Outside affiliations and directorship
•	Gifts and entertainment

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients.

Employees outside interests may be in direct or indirect conflict with their job responsibilities at The Boston Company.

There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants: The Boston Company has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis.

Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

The Boston Company has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

The Boston Company has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 1940, as amended. Certain employees that are considered “covered persons” must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1.	Valuation and pricing
2.	Product development
3.	Disclosure practices
4.	Error correction
5.	Proxy Voting

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.

Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.

Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm’s interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, The Boston Company has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, The Boston Company’s Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm’s policies and practices.

The Boston Company participates in the BNY Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

Delaware Investments Fund Advisers (“Delaware”). Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Domestic Equity Portfolio. Such services may include giving advice or taking action with respect to certain funds and accounts that may not be given or taken with respect to other accounts and funds with similar investment programs, objectives, and strategies. Accordingly, accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. At times, Delaware may also advise accounts or funds with conflicting programs, objectives or strategies. These activities may adversely affect the prices and availability of other securities or instruments held by or potentially considered for another fund, account, or the Portfolio. Additionally, a portfolio manager may have conflicts in allocating time and services among accounts, funds, or the Portfolio. Delaware will devote as much time to each account or fund as it deems appropriate to perform its duties in accordance with its management agreement.

One of the accounts managed by Delaware has a performance-based fee. The existence of a performance-based fee arrangement may create an incentive for the portfolio managers to recommend investments that may be riskier or more speculative than those that would be recommended under a different fee arrangement. Such fee arrangements may also create an incentive to favor accounts paying higher fees over other accounts in the allocation of investment opportunities.

A portfolio manager’s personal investment transactions may also present certain conflicts of interest. Delaware has adopted a code of ethics and other policies and procedures designed to address these potential conflicts of interest. Regardless of these safeguards, personal transactions of investment personnel represent an inherent conflict of interest.

With respect to the foregoing, Delaware employs various controls to assist in the disclosure and management of potential conflicts of interest and maintains policies and procedures (including a code of ethics and a trade allocation policy) designed to mitigate such conflicts.

Fayez Sarofim & Co. (“Sarofim & Co.”). It is Sarofim & Co.’s policy that no managed account for which the firm has investment discretion shall receive preferential treatment over any other managed account. In allocating an opportunity among managed accounts, it is the firm’s policy that all managed accounts be treated fairly and that, to the extent possible, all managed accounts receive equivalent treatment. However, Sarofim & Co. currently manages a broad range of account types including mutual fund accounts, institutional accounts, individual accounts as well as separately managed “wrap” program accounts and “model only” program accounts. These different account types typically have different approaches to implementation that must be considered relative to providing fair treatment and achieving best execution on behalf of our clients.

When the Investment Committee announces a change in the firm’s target portfolio, our trading area utilizes a program which generates a random rotation order for executing trades across all wrap and model only sponsor programs. This wrap rotation is then integrated into an overall firm-wide trading rotation as orders for other account types are received from portfolio managers.

Orders for accounts that do not mandate specific brokerage direction may receive execution priority over orders for accounts that mandate use of specific brokers in the event that such treatment enables our traders to block orders and manage order routing and execution more efficiently. Partially executed block orders may be added to if no significant market movement that may impact fair allocation has occurred. In the event blocks may not be added to, a new block will be created and inserted into the rotation in a fair manner. Partially executed block orders at the end of a trading day are allocated on a pro-rata basis.

Federated Investment Management Company (“Federated”). As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

FIAM LLC (“FIAM”). A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.”

Fiduciary Management, Inc. (“FMI”). The FMI Portfolio Management Committee is responsible for the management of the Large Cap Blend Portfolio, and they are also responsible for managing other client accounts. FMI states that all security purchase and sell decisions are approved by the firm’s Portfolio Management Committee, which consists of the firm’s investment professionals and that those decisions are then implemented and allocated across all of the firm’s client portfolios in an equitable manner. The side-by-side management of the Large Cap Blend Portfolio and other accounts may raise potential conflicts of interest in areas such as allocation of aggregated trades. There may be occasions when a trade order is unable to be filled across all client portfolios. FMI states that it has developed policies and procedures that are designed to mitigate any conflicts of interest in these situations.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Portfolio, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage Allocations and Other Practices”.

Massachusetts Financial Services Company (MFS®). MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Research International Core Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Research International Core Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if a Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Pacific Investment Management Company LLC (“PIMCO”). From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Long-Term U.S. Government Bond Portfolio and Multi-Sector Bond Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer.

Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolio. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolio) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Templeton Investment Counsel, LLC (“Templeton”).  Portfolio managers that provide investment services to the International Equity Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

T. Rowe Price Associates, Inc. (“T. Rowe Price”).  Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under “Compensation of Portfolio Managers” above, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. (“Morningstar”). Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Wellington Management Company LLP (“Wellington Management”).  Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Chally also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Wells Capital Management, Inc. (“WellsCap”).  Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

William Blair Investment Management, LLC (“William Blair”).  Since the portfolio managers manage other accounts in addition to the Mid Cap Growth Stock Portfolio, conflicts of interest may arise in connection with the portfolio managers’ management of the Mid Cap Growth Stock Portfolio’s investments on the one hand and the investments of such other accounts on the other hand. Management of multiple accounts can give rise to potential conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring accounts that pay higher fees, favoring larger accounts or favoring accounts based on investment strategy. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. However, William Blair seeks to aggregate and allocate securities across all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities and aggregation of trades. Conflicts of interest also may arise when portfolio managers transact personally in securities recommended for client accounts including the Mid Cap Growth Stock Portfolio. To help manage these conflicts, William Blair has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may conflict with clients’ interests.

Portfolio Manager Securities Ownership

All of the outstanding shares of each Portfolio are owned either directly or indirectly by Northwestern Mutual. Northwestern Mutual holds these shares for or through its Separate Accounts and, at times, may hold shares for or through its General Account. Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable annuity and life contracts, interests in the Portfolios may only be acquired through ownership of one or more of those products. As of December 31, 2016, the portfolio managers of the Fund did not own any Northwestern Mutual variable annuity or variable life contracts with investments in the Portfolio(s) they manage.

APPENDIX E - Legal Proceedings

[Reserved]

APPENDIX F – Proxy Voting Policies and Procedures

MASON STREET ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Applicability: MSA	Last Amended Date: April 24, 2015
Regulatory Authority: Rule 206(4)-6 – Advisers Act	Owner: Proxy Committee Chair Compliance Contact: Dan La Nuez

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its clients’ interests to its own. These Proxy Voting Policies and Procedures will be used by MSA to: (1) vote proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority; and (2) fulfill its oversight responsibilities to clients by monitoring the proxy voting activities of the sub-advisers it appoints.

MSA has (i) established a Proxy Voting Committee (the “Committee”), (ii) adopted the U.S. and International Proxy Voting Guidelines established by Institutional Shareholder Services Inc. (“ISS”), a concise summary of which is attached hereto as Exhibit A (the “Guidelines”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures, and overseeing their implementation, including the oversight of sub-advisers and proxy advisory firms retained by MSA. The Committee shall periodically review, and may amend, restate, supplement or otherwise modify, these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) as provided in the Committee’s charter. The Committee is also responsible for reviewing the proxy voting determinations made by “investment personnel” (i.e., portfolio managers, analysts and traders) that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally non-voting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee shall meet on a quarterly basis or as otherwise necessary to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. MSA’s President may remove or replace Committee members and designate additional individuals to serve on the Committee.

Proxy Voting Guidelines

The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic and international equity securities. The complete Guidelines were developed and are maintained by ISS, an independent proxy advisory firm retained by MSA. The Committee shall periodically review and update Exhibit A as necessary. MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. However, the Guidelines do not provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. In addition, while the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Procedures A. Monitoring & Administration

The Committee is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities held in the accounts of MSA clients for which MSA has voting authority. MSA has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

Equity holdings lists are sent to ISS on a daily basis and ISS ensures that meeting notices and proxy voting materials are reviewed against the Guidelines for these holdings. Following this review, ISS generates a voting recommendation for MSA in accordance with the Guidelines. Each portfolio manager receives a weekly report from ISS that summarizes all upcoming proxy votes for their consideration. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, investment personnel have on-line view access to ISS’s database to further review upcoming proxy votes in client accounts.

In situations in which MSA appoints a sub-adviser to be responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities may be voted by, and in accordance with, the proxy voting procedures of the sub-adviser. MSA’s oversight of the proxy voting activities of its sub-advisers is described in Section F of these Procedures.

B. Voting Determinations

Votes in Accordance with Recommendations. MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, ISS is instructed to vote all proxies in accordance with its recommendations, unless they receive notice from MSA that it intends to vote contrary.

Votes Contrary to Recommendations. MSA’s investment personnel shall monitor proxy proposals in the portfolios they manage for circumstances where they believe the interests of MSA’s clients may warrant a vote contrary to recommendations by ISS generated through application of the Guidelines. In such cases, they shall (i) prepare a written recommendation for the Committee members as to the appropriate vote and the rationale for the recommendation, and (ii) sign and submit a Conflicts of Interest Certification (attached as Exhibit B) certifying that he or she is not aware of any conflict that might influence his or her voting decision.

1.

If the issuer of the proxy in question is not on the Potential Conflicts Watch List described in Section C, then at least two members of the Committee (plus the portfolio manager requesting the contrary vote, if he or she is a member of the Committee) shall review and consider the written recommendation and rationale, and permit the vote if such members determine that the rationale for the vote is sufficiently documented and the investment personnel responsible for the vote has completed the Conflicts of Interest Certification.

2.

If the issuer of the proxy in question is on the Potential Conflicts Watch List described in Section C, or if the investment personnel responsible for the vote is not able to complete the Conflicts of Interest Certification, then the full Committee shall determine the vote in accordance with Section C.

A summary of all votes made contrary to the Guidelines will be reviewed by the Committee at its next regularly scheduled meeting.

Voting for Multiple Accounts. It may be possible that the same security is held by multiple client accounts managed by the same portfolio manager. Because the interests of various clients may differ, a single portfolio manager is not required to cast the same votes on behalf of separate clients. Proxy votes cast differently among accounts shall be reported to the Committee at its next regularly scheduled meeting.

Client Voting.  MSA reserves the right to request a client to vote shares held in the client’s account itself. For example, such requests may be made in situations where the client has informed MSA that its position on a particular issue differs from MSA’s position.

C. Resolving Conflicts of Interest

From time to time, the interests of MSA or an affiliate, or certain of MSA’s investment personnel charged with making decisions on behalf of MSA’s clients with respect to voting proxies, may conflict with those of MSA’s clients. As a matter of policy, neither MSA nor its investment personnel, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests may potentially conflict with the interests of clients. MSA shall maintain a Potential Conflicts Watch List (the “List”), with the assistance of Northwestern Mutual’s Law Department (“Law”) and Managed Investments Compliance Department (“Compliance”), which shall include the names of public issuers that have been determined to potentially pose a conflict of interest with respect to MSA’s proxy voting activities. The List shall be periodically reviewed and updated by MSA, Law, and Compliance, as necessary. However, the List shall not be the exclusive means by which MSA monitors for potential conflicts of interest; any MSA officer, director or employee who becomes aware of a potential conflict relating to a proxy proposal shall immediately disclose that conflict to the Committee.

Examples of potential conflicts of interest include:

Business Relationships.  A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual2, who also serves as a director of a public company or a member of the company’s management.

Personal or Familial Relationships.  A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship with. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

Following the recommendations of ISS through application of the Guidelines to vote client proxies should, in most cases, adequately address any potential conflicts of interest since the Guidelines are pre-determined, including proxies relating to issuers that appear on the List.

However, the Committee shall be responsible for reviewing and determining the vote with respect to all proxies for which (i) the issuer of the proxy appears on the List (or a potential conflict has otherwise been identified) and for which the investment personnel responsible for the vote has recommended a vote contrary to ISS’ recommendation, or (ii) whether or not the issuer of the proxy appears on the List (or a potential conflict of interest has otherwise been identified) but where the investment personnel responsible for the vote recommends a vote contrary to ISS’ recommendation but is not able to complete the Conflicts of Interest Certification. In both cases, the applicable investment personnel shall provide the Committee with a written recommendation as to how he or she believes the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue. If the potential conflict directly involves the applicable investment personnel and he or she is a member of the Committee, then the investment personnel shall recuse himself or herself from the vote determination.

The Committee will review the investment personnel’s voting recommendation and all relevant facts and circumstances and determine the vote. If the Committee determines that ISS’ recommendation through application of the Guidelines is not in the best interests of the client, the Committee may vote contrary to the recommendation and shall document its voting rationale.

2 The Northwestern Mutual Life Insurance Company, MSA’s parent company.

To avoid a potential conflict of interest when casting proxy votes with respect to shares of one portfolio of the Northwestern Mutual Series Fund, Inc. (“Series Fund”) invested in another Series Fund portfolio (an “underlying portfolio”), MSA will employ echo voting. This situation would arise only when a proxy takes place with respect to a Series Fund portfolio whose shares are held by another Series Fund portfolio. Echo voting means that MSA will vote the shares of the underlying portfolio in the same proportion as the voting instructions received by Northwestern Mutual from holders of variable annuity contracts and variable life insurance policies with an allocation to the underlying portfolio.

D. Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these disproportionate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, shares will not be voted by ISS unless instructed to do so by MSA. MSA will only vote proxies if the portfolio manager determines that the potential benefit to the applicable client of voting the proxies outweighs the risk of not being able to sell the securities.

Some of MSA’s clients may participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the potential benefit to the applicable client of voting the proxy outweighs the potential benefits derived by leaving the securities on loan. Generally loaned shares can only be called back prior to the company’s establishment of the record date. Once the record date has been established, MSA can no longer call back the shares to vote the meeting.

From time to time, securities to which voting rights attach on record date may be sold after record date but prior to the time votes are required to be cast. In these circumstances, it is MSA’s policy to vote proxies.

Although MSA and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

E. Time Phase Voting

In connection with voting proxies for certain securities, MSA may be entitled to employ time phase voting, a corporate law concept that allows longer-term shareholders to vote more than their current shares of record. It is MSA’s policy to employ time phase voting for those securities where, in accordance with MSA’s normal record retention schedule, records necessary to determine a client’s historical security positions are available.

F. Oversight of Proxy Activities of Sub-Advisers and Other Advisory Firms

In situations in which MSA appoints a sub-adviser to be responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities may be voted by, and in accordance with, the proxy voting policies and procedures of the sub-adviser. MSA oversees such sub-advisers’ proxy activities in MSA client accounts by periodically reviewing the sub-advisers’ proxy policies and procedures, and such other documentation, reports and certifications as MSA determines appropriate to fulfill its responsibilities. Periodic on-site, video conference and/or written inquiry due diligence reviews will be conducted as deemed appropriate by the Committee.

In addition, MSA may assume oversight responsibilities of other advisory firms appointed by MSA affiliates. In these instances, MSA will oversee the proxy voting policies and procedures of these firms and provide such reports to its respective clients as may be agreed to between the parties.

G. Oversight of Proxy Advisory Firms

With respect to proxy advisory firms appointed by MSA, the Committee will oversee the proxy services provided by such firms. MSA shall periodically conduct due diligence of the proxy advisory firm to assess, among other things, the nature, extent and services provided by the firm, the capacity and competency to provide such services, material developments affecting the firm, and any potential conflicts of interest to which the proxy advisory firm may be subject.

H. Miscellaneous

1)	Reconciliation and Oversight

In accordance with its general oversight responsibilities, MSA will periodically reconcile the number of shares voted to actual shares held on record date.

2)	Recordkeeping

MSA shall retain or cause its proxy voting administrator to retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, records relating to reconciliations performed and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

3)	Disclosure Policy

MSA will generally not disclose its voting intentions to any party other than to its clients, ISS, custodians and similar service providers. However, from time to time, MSA may discuss matters related to an upcoming proxy vote with the issuer of the securities subject to the vote or its agent(s). In such cases, MSA may disclose its voting intentions when it determines that such disclosure is appropriate and in the best interest of its clients.

4)	ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. Prior to voting any shares of client account subject to ERISA, MSA shall obtain the approval of the Law Department of Northwestern Mutual and Managed Investments Compliance.

5)	Fixed Income and Non-Voting Securities

To the extent applicable, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise in limited circumstances upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights (for example, units comprised of equity and debt that are issued by certain foreign REITs). As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the client accounts they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, the portfolio manager will submit a written recommendation as to how the client securities should be voted and the rationale for such recommendation to the Committee, together with information regarding whether a conflict of interest exists in connection with the vote. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities shall immediately disclose that conflict to the Committee. In the event that no conflict of interest exists, the Committee will permit the portfolio manager to vote the client securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

6)	Corporate Actions

The procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for equity, fixed income or other traditionally non-voting securities (so called “corporate actions”). However, it is the policy of MSA to process corporate actions in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its clients’ interests to its own. Northwestern Mutual’s Investment Risk & Operations personnel (as service providers to MSA) are responsible for processing corporate actions, as well as for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolios from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers, and for maintaining voting records.

Exhibit A

    United States

    Concise ProxyVoting Guidelines

    2016 Benchmark Policy Recommendations

    Effective for Meetings on or after February 1, 2016 Published January 22, 2016

www.issgovernance.com

© 2016 ISS | Institutional Shareholder Services

The policies contained herein are a sampling of selected, key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at:

http://www.issgovernance.com/policy-gateway/2016-policy-information/

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Audi tor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;

›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;

›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
›	Other factors, as deemed appropriate, that maybe relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:
›	The level of impairment of shareholders’ rights caused by the provision;

•	The disclosed rationale for adopting the provision;
•	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
•	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company’s ownership structure and vote results;
›	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[6].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company’s current board leadership structure;
›	The company’s governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

5 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests/Proxy Access - Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the target company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

1.	Most companies: 100 percent of existing authorized shares.
2.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
3.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
4.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

○

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

○	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
○	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
○	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practice fully and fairly;
○	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Alignment:

›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rankwithin a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment[9]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay compared[10] to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

7 The Russ ell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

10 ISS research reports include realizable pay for S&P1500 companies.

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
›	CIC payments with excise tax gross-ups (including “modified” gross-ups);
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;

›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans11 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC)approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

›	Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company’s current level of disclosure regarding its environmental and social performance.

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

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The Global Leader In Corporate Governance

www.issgovernance.com

Exhibit B

Proxy Vote

Conflicts of Interest Certification

Name of Company:

Date of Proxy Vote:

Mason Street Advisors, LLC’s (“MSA’s) Proxy Voting Policies and Procedures state that, when voting proxies on behalf of MSA’s advisory clients, MSA employees will not be influenced by outside sources whose interests conflict with the interests of such clients. Any MSA employee who becomes aware of a conflict of interest relating to a particular proxy vote must immediately disclose that conflict to MSA’s Proxy Committee.

By signing below, I hereby certify that I am not aware of any conflict of interest that has influenced, or has the potential to influence, my proxy voting recommendation(s) with respect to the above listed proxy vote.

Signature:	Date:

Print Name:

Approval:	Date:

Aberdeen

Corporate Governance and Voting Policy

SUMMARY

Objective

The objective of this Policy is to ensure that Aberdeen understands the governance issues at its active investments and applies a consistent and intelligent approach to proxy voting and engagement activities.

Core Policy

Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance are more successful in their core activities and deliver enhanced returns to shareholders. Aberdeen adheres to the principles of the Stewardship Codes established by the UK and other markets around the world.

Responsibility

Responsibility for drafting and monitoring the Policy rests with the Head of Corporate Governance.

Scope

This Policy must be adhered to by all Investment Desks and by Stewardship Team members.

Availability

This document is confidential and privileged and should not be distributed outside the Group. However there may be times when external parties such as Regulators, Auditors, clients or prospective clients may ask to view it in its entirety or certain parts of it. In such circumstances Legal or Compliance must be consulted and clearance to release the relevant sections obtained.

BACKGROUND AND DETAIL

This Policy comprises the following sections:

    ☐ Website Disclosure relating to Proxy Voting, Shareholder Advocacy and Engagement

    ☐ Corporate Governance Principles

    ☐ Conflicts of Interest in Proxy Voting

    ☐ Disclosure Response to Stewardship Codes

    ☐ Collective Engagement

WEBSITE DISCLOSURE - PROXY VOTING, SHAREHOLDER ADVOCACY AND

ENGAGEMENT

Aberdeen invests for its clients’ portfolios in companies globally and actively targets investment in those companies with sound corporate governance practices. Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders. Aberdeen adheres to the principles of the Stewardship Codes established by the UK and other markets around the world.

The Aberdeen Corporate Governance Principles provide a framework for investment analysis, engagement and proxy voting for investee companies worldwide. The Group recognises its obligation to be involved in monitoring its investee companies and to participate actively in the corporate governance process. In Aberdeen’s active equity business, corporate governance and engagement are key components of the investment process. A review of the corporate governance practices of a potential investee company is part of the initial screening process and an investment will only be made after meeting with the management team. After investing in a company, regular meetings are held with management to discuss strategic, operational and governance matters. Engagement is therefore embedded in the Aberdeen investment process which is reinforced with all voting decisions being taken by the Group’s investment managers. As appropriate and as resources allow Aberdeen seek to replicate this stewardship approach across the companies we hold only in passive or quant portfolios. Aberdeen endeavours to exercise proxy votes at all shareholder meetings where authorised to so by clients and periodically reports on its proxy voting decisions, engagement activities and findings to clients who request that information. Details of the proxy voting decisions taken at shareholder meetings of investee companies are posted on the website or as updated from time to time and published at http://aboutus.aberdeen-asset.com/en/aboutus/expertise/equities/stewardship.

COPORATE GOVERNANCE PRINCIPLES

Aberdeen Corporate Governance Principles

The framework we use for investment analysis, shareholder engagement and proxy voting across companies worldwide

Contents

Introduction

Our Stewardship Responsibilities

Investment Analysis

Proxy Voting

Shareholder Engagement

Policy Dialogue

Managing Conflicts of Interest

Reporting

The Aberdeen Principles

Ownership structure

Shareholder rights

Effective proxy voting

Transparency and disclosure

The board of directors

Remuneration

Introduction

Aberdeen Asset Management PLC (Aberdeen) is a global investment management group, managing funds across equities, fixed income, property and alternative assets for both institutional and retail clients from offices throughout the world. Aberdeen invests for its clients’ portfolios in companies globally and actively targets investment in those companies with sound corporate governance practices. Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Aberdeen Corporate Governance Principles for equity investments provide a framework for investment analysis, shareholder engagement and proxy voting for companies worldwide. The Principles aim to combine international best practices with an understanding of the economic, legal and cultural context of each company and cover:

Ownership structure

Shareholder rights

Effective proxy voting

Transparency and disclosure

The board of directors

Remuneration

The Principles are not intended either as a set of prerequisites for investment or as an exhaustive list of proxy voting intentions but rather as an outline of Aberdeen’s views across all aspects of corporate governance. The main text of the Principles is supplemented with specific examples from around the world that further illustrate many of the most important or topical issues.

Corporate Governance

Corporate governance is the system by which companies are directed and controlled. Boards of directors are responsible for the governance of their companies. The shareholders’ role in governance is to appoint the directors and the auditors and to satisfy themselves that an appropriate governance structure is in place. The responsibilities of the board include setting the company’s strategic aims, providing the leadership to put them into effect, supervising the management of the business and reporting to shareholders on their stewardship. The board’s actions are subject to laws, regulations and the shareholders in general meeting.

Our Stewardship Responsibilities

Investment Analysis

In our active equity business, corporate governance and engagement are key components of our investment process. A review of the corporate governance practices of a potential investee company is part of our initial screening process and we only make an investment after we have conducted meetings with the management team. After we have invested in a company, we hold regular meetings with management to discuss strategic, operational and governance matters and aim to visit companies in our core portfolios at least once but, in practice, it is often at least twice annually. Engagement is therefore embedded in our investment process which is reinforced with all voting decisions being taken by our investment managers.

By considering corporate governance as a key element of broader investment analysis, it is possible to avoid a box-ticking approach that ignores the particular circumstances of each company and prevailing market practice. With an equity investment process that emphasises investing for the long term, Aberdeen’s funds are more likely to benefit from the gradual value creation that results from a company’s governance reforms over time.

Proxy Voting

We endeavour to exercise proxy votes at all shareholder meetings where we are authorised to so by our clients. On this latter point it is important to note that Aberdeen acts as an agent on behalf of its clients and is not the beneficial owner of the investee company’s shares. Voting decisions are made by our investment managers and are based on their knowledge of the company and discussions with management – our investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful we are prepared to escalate our intervention by expressing our concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

Shareholder Engagement

One of the purposes of engagement is to encourage companies in which Aberdeen is a shareholder to strengthen their governance practices. Engagement with a company is most effective where it is built upon a long term relationship with the board and senior management, who are more likely to see Aberdeen as a credible and committed partner. Engagement is undertaken through a variety of formal and informal channels, ranging from participation in shareholders’ meetings to private company meetings and formal correspondence. Engagement is complementary to both investment analysis and proxy voting because it allows Aberdeen to address specific governance concerns rather than simply divesting or voting against management without explanation.

Collective engagement will only be used to raise legitimate concerns that we may have over corporate issues, events or matters of governance with the management of investee companies and will only be entered into on the basis that we shall maintain proper standards of market conduct. Collective engagement would reflect ad hoc discussions and understandings undertaken in good faith aimed solely at exerting influence intended to promote generally accepted principles of good corporate governance. We shall take all necessary steps to avoid being involved in a concert party. Examples of collective engagement could include:

- discussions between shareholders about possible issues which might be raised with a company’s board of directors;

- joint representations by shareholders to the board; and

- agreement by shareholders to vote in the same way on a particular resolution at a general meeting.

Dialogue with Shareholders

The chairman should ensure that the views of shareholders are communicated to the board as a whole. The chairman should discuss governance and strategy with major shareholders. Non-executive directors should be offered the opportunity to attend scheduled meetings with major shareholders and should expect to attend meetings if requested by major shareholders. The senior independent director should attend sufficient meetings with a range of major shareholders to listen to their views in order to help develop a balanced understanding of the issues and concerns of major shareholders. Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

Policy Dialogue

Aberdeen is a member of various international and regional bodies, including the Asian Corporate Governance Association (ACGA), the Association of British Insurers (ABI) and the Investment Management Association (IMA), as well as being a signatory of the United Nations Principles for Responsible Investing (UNPRI). All of these bodies provide opportunities for us to speak with other investors about corporate governance related issues.

Managing Conflicts of Interest

Aberdeen has implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The guiding principle of Aberdeen’s conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

Reporting

Aberdeen discloses voting decisions through its website and through other channels. Aberdeen believes that this level of transparency is important to encourage companies to move towards better corporate governance practices:

www.aberdeen-asset.com/aam.nsf/aboutus/governancevoting

We report on our proxy voting and engagement activities and findings to clients who request that information, usually on a quarterly basis. The reports include quantitative information on voting as well as qualitative explanations of voting decisions on contentious issues or where we have voted against or abstained on resolutions proposed by management and for all votes cast or abstained on resolutions proposed by shareholders. Reports to clients will also include information on engagements with companies if requested by the client. The content of reports therefore will vary subject to the requirements of individual clients.

An independent service audit of the internal controls of Aberdeen Asset Management PLC and its operating subsidiaries is carried out each year. The scope of this report, inter alia, includes proxy voting and specifically addresses the controls over the decision to vote, the processing of proxy votes and attendance at general meetings.

Aberdeen complies with the UK Stewardship Code and our disclosure statement is available on the Group website:

www.aberdeen-asset.com/doc.nsf/Lit/SalesAidGroupDisclosureresponsetotheUKstewardshipcode

The Aberdeen Principles

Ownership structure

1. At the heart of corporate governance is the nature of ownership and control of the company. The Aberdeen Corporate Governance Principles have been developed with the goal of taking into account the different ownership structures that prevail across the globe and the different challenges that these pose for corporate governance.

2. Many assumptions about corporate governance best practices have been shaped by the experience of markets such as the UK and the USA that are characterised by the prevalence of broadly held companies, where share ownership is dispersed among many shareholders without any controlling shareholder. In these markets the basic corporate governance challenge is to ensure the accountability of management to the many dispersed shareholders, each with a proportionately small share of the company and consequently little influence. In contrast, most markets across the world – both emerging markets and many developed markets outside the UK and the USA – are characterised by the prevalence of companies with controlling shareholders. In these markets the basic governance challenge is to ensure the fair treatment of the minority shareholders.

3. The company should ensure the transparency of the ownership structure and, in particular, that any controlling or influential shareholders in the company are disclosed. Transparency of ownership structure includes the nature of the relationship with any parent company or related companies. Where control is exercised indirectly through other entities the ultimate controlling and beneficial shareholder should be disclosed.

4. The structure of ownership or control should minimise the potential for abuse of public shareholders. For example, the controlling shareholders or management should not have significant interests in the same sectors outside of the listed company nor should there be significant related party transactions unless these are transparent, priced at arms length and conducted in the interests of all shareholders.

5. Aberdeen pays close attention to the long term track record of management and controlling shareholders in the treatment of minority shareholders. A positive or negative track record will mitigate or heighten respectively any concerns about the ownership structure or other governance shortcomings.

Shareholder rights

1. Companies and their management and controllers should ensure the fair treatment of all shareholders. Shareholder rights are typically outlined in detail in the securities laws, related regulations or listing rules of each country or market. However, as appropriate and necessary, companies should go beyond these basic requirements by introducing additional shareholder rights in their own articles of incorporation or by-laws. This is particularly important in markets where the shareholder rights in law and regulation are less well developed.

2. A fundamental principle for shareholder rights is equitable treatment of all shareholders and, in particular, “one share – one vote” where all shareholders of the same class of shares are entitled to the same voting rights. In certain circumstances, it may be financially optimal or even legally necessary for a company to issue more than one class of shares with different shareholder rights. In these cases, the different shareholder rights and the different claims to the cash flows of the company should be transparent for all shareholders and should not be detrimental to the shareholder rights of existing shareholders. Issuance of shares with reduced voting rights should be examined diligently to ensure that there is a real benefit for all shareholders of the share issuance and that it is not designed to protect an entrenched position for management or the controlling shareholder. Shares with reduced voting rights should ordinarily be granted additional cash flow rights and shareholder protections.

3. Companies should be granted the flexibility to effectively manage their capital structure and when necessary raise additional capital in a timely and cost efficient manner. In practical terms, this may include giving company management a mandate to issue additional shares without pre-emption rights for existing shareholders to subscribe to the new shares. However, the issuance of shares without pre-emption rights should be carefully controlled to minimise dilution of existing shareholders and to maintain their ownership and governance rights over the company. To strike an appropriate balance between giving flexibility to company management and ensuring fair treatment of existing shareholders, Aberdeen will generally oppose the issuance of more than 10% of the share capital without pre-emption rights.

Any request by a company to issue shares without pre-emption rights above 10% will only be considered on an exceptional basis. In markets where current practice is already stricter than the 10% limit, Aberdeen will usually support a tighter limit in line with market practice. For example, in the UK, Aberdeen would ordinarily approve only 5% share issuance without pre-emption rights in any one year and no more than 7.5% over a three year period. The guidelines apply in all circumstances where shares are issued without pre-emption rights, including employee stock option plans (ESOPs) and the re-issuance of treasury shares. In assessing any request for share issuance without pre-emption rights, it is especially important to consider the price or implied price at which the shares are being issued relative to the prevailing market price.

4. All capital management actions require careful monitoring, even where a company issues shares through a rights issue with pre-emption rights. The size, pricing and use of proceeds should be assessed rigorously. Where companies conduct share repurchases, there should be an acceptable cap on the amount that can be bought back and a limit on the price at which the buy-back can occur. Current best practice is that share buybacks be limited to 10% of the issued share capital and that the purchase price not be more than 5% above the prevailing market price. Furthermore, companies should ensure that share buybacks are in the best interests of all shareholders and that there is equal opportunity for all shareholders to sell their shares back to the company.

5. Major transactions and corporate reorganisations, including mergers and significant acquisitions, should be put to shareholders for approval. In seeking shareholders’ approval, company management should outline the rationale and the financial impact of the transaction, the resultant dilutive effect and the track-record of the company in similar transactions.

6. Companies should put any significant related-party transactions to the shareholders for approval at least annually. All related-party transactions should be undertaken at arm’s length and within normal market parameters in terms of deadlines, rates and guarantees. There should be a compelling business rationale for undertaking the particular transaction with the related party. The scope of the approval from shareholders should be defined and limited. Related-party transactions should be disclosed to shareholders. Specific related-party transactions should also be approved by shareholders and Aberdeen will vote on a case-by-case basis, taking into account the business rationale, pricing and terms for the transaction.

7. Certain types of resolutions put to a shareholders’ meeting should require a higher threshold for shareholders’ approval than a simple majority vote of all shareholders. This is especially important for controlled companies where the controlling shareholder controls a majority or at least a large plurality of shares. For example, significant changes to capital structure or corporate purpose often require a supermajority vote of shareholders. In situations where one or more shareholders are faced with a conflict of interest concerning a particular resolution at a shareholders’ meeting, this shareholder should be required to abstain from the vote. Companies should not be permitted to vote their own treasury shares.

8. A corporate action is any action taken by a company or by another party in relation to the company affecting its securities, such as mergers, rights issues, changes of control and dividend entitlements. Corporate actions pose particular risks for shareholders, particularly for minority shareholders during changes in control of a company. For example, where there is a tender offer for shares in a company, all shareholders should receive a fair price, have equal access to information and the same opportunity to sell. Companies are under a general obligation to ensure that an orderly market continues to exist for the shares in the company held by public shareholders including outside institutional shareholders. A contemporary example of the mistreatment of minority shareholders is the so-called minority squeeze-out transaction, where a controlling shareholder attempts to force minority shareholders to sell their shares by threatening to reduce the free float of the company to a point where trading is illiquid or where there is a threat of suspension of trading.

9. In general, companies should not introduce so called “poison pills” intended to protect incumbent management or controlling shareholders from the possibility of a takeover of the company by an outside shareholder. Such poison pills constitute a transfer of value from public shareholders to incumbent management or controlling shareholders by protecting them from the pressure to perform and by eliminating the possibility of a takeover premium. At a minimum, such “poison pill” proposals should be put before a vote at a shareholders’ meeting.

The importance of governance for family controlled companies

Family companies should consider setting up a Family Council. A Family Council is a small group set up to discuss family matters and organize expectations regarding the company. The main responsibilities of the Family Council include:

• Drawing the line between family interests and company interests;

• Preserving family values (history, culture, shared vision);

• Establishing and agreeing on policies to protect company property, growth, diversification, and securities and real property management;

• Succession, property transfer and inheritance planning;

• Viewing the company as a factor of aggregation and family continuity;

• Tutoring family members regarding succession within the company, vocational aspects, professional future, and continuing education; and

• Establishing criteria to appoint members to make up the Board of Directors.

Family Council objectives should not get mixed up or confused with those of the Board of Directors, which are company oriented

Source: Instituto Brasileiro de Governanca Corporativa (IBGC), Code of Best Practice of Corporate Governance. March 2004.

The General Mandate in Hong Kong and Singapore

In both Hong Kong and Singapore, companies typically put forward a resolution at their AGMs asking for a “General Mandate” to issue up to 20% of the share capital without pre-emption rights. In Singapore the 20% share issuance can be at a maximum of a 10% discount to the prevailing market price, while in Hong Kong the maximum discount is 20%. In addition, in Hong Kong companies are able to put forward a separate resolution for a “Re-issuance Mandate” to issue up to 10% of their repurchased shares without pre-emption rights. Aberdeen, along with other investors and governance advocates, has consistently opposed the 20% General Mandates, often speaking out against these resolutions at AGMs. These efforts are bearing fruit, with a growing number of companies in Hong Kong and Singapore either reducing the size of the General Mandate or eliminating it altogether.

Effective proxy voting

1. The diligent and conscientious exercise of voting rights is the primary role that public shareholders play in the governance of a company. Proxy voting is a service that Aberdeen as an asset manager provides for its clients. Aberdeen endeavours to vote proxies at all shareholder meetings, both annual meetings and extraordinary meetings.

2. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. Often motions that may appear contentious or in conflict with best practice are more innocent when fully explained. On those occasions where Aberdeen does vote against a motion proposed by company management, it is important to explain to the management the reasons for the voting decision.

3. Research and recommendations on proxy voting issues from third parties is sometimes a useful input for analysis of complex or contentious issues. However, the emphasis Aberdeen places on communicating regularly with management and carrying out in-depth research and analysis mean that such third-party research serves as a complement rather than a substitute for Aberdeen’s own proxy voting decision.

4. Shareholders are faced with numerous obstacles to the effective exercise of their voting rights and participation in shareholders’ meetings, involving issues as varied as the information provided to shareholders, the motions that are put to a vote, the process of voting and the disclosure of the vote result. The convoluted “voting chain” that transmits the voting decision from the asset manager to the company is an ongoing challenge. Companies, custodians, shareholders and regulators each have their part to play in facilitating effective proxy voting.

5. Aberdeen opposes actions by companies that act as a barrier to effective proxy voting. Companies should provide sufficient information in a timely manner to enable shareholders to make an informed decision concerning the shareholder vote. Companies should avoid the intentional clustering of shareholder meetings on the same day as other companies. Companies should propose a separate resolution on each substantially separate issue at shareholders meetings. In particular, shareholders should be able to vote on each director election individually, rather than facing a single bundled resolution for the election of all directors.

6. Companies should ensure accountability and transparency of the result of the vote. In many cases, companies only conduct a so-called “show of hands” where only the votes of shareholders who are present at the shareholders’ meeting are counted and the size of each shareholder’s holding is disregarded. A fair and effective voting procedure requires a “vote by poll” where all votes are counted, including those sent through proxies prior to the meeting, and the tally of total votes cast for, against and abstaining from each motion is disclosed. Some companies may feel that a full “vote by poll” may not be necessary for motions that are uncontroversial or where the outcome of the vote is beyond doubt. For these companies, at a minimum, the tally of votes sent through proxies should be announced at the meeting, on the company website and on the stock exchange website following the meeting.

7. As an independent asset manager, Aberdeen is able to avoid many of the conflicts of interest that may compromise the implementation of objective proxy voting decision-making. Nevertheless, Aberdeen has implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

8. Aberdeen publicly discloses voting decisions through its website and through other channels. Aberdeen believes that this level of transparency is important to encourage companies to move towards better corporate governance practices.

9. Securities lending is increasingly recognised as part of investment management activity, providing liquidity to the equity, bond and money markets while potentially providing investors with an additional return on their capital. However, the practice of securities lending does mean that the lender may not always be able to exercise full voting rights. Where a contentious motion is submitted for shareholders’ approval, Aberdeen will recall the stock so that votes can be cast. In order to ensure that voting rights are fully exercised, Aberdeen has established procedures for urgent recall of stock from organisers of stock lending programs, as well as supplementary procedures designed to make sure that essential votes are cast even when the stock is not returned from the borrower in a timely manner.

Proxy voting obstacles in Asia

The Asian Corporate Governance Association (ACGA) has identified the following areas where proxy voting practices in Asia fell short of desirable best practices. Many of these same issues act as obstacles to effective proxy voting across the world. The ten issues were:

• Notice of meetings

• Voting by show of hands versus voting by ballot/poll

• Time to vote before meetings

• Clustering of meeting dates

• Adequate information on which to vote

• Bundling of resolutions

• Availability of translated material

• Publication of vote results

• Confirmation that vote has been received

• Independent audit of vote results

Transparency and disclosure

1. Companies should ensure that timely, accurate and informative disclosure is made of all material matters. This includes both the financial situation of the company, disclosed through periodic financial reporting, and non-financial disclosures, such as changes in corporate structure or details of significant events. As appropriate, companies should provide their operational and financial targets. Disclosures include both periodic disclosures, namely annual reports and interim statements, and ongoing disclosures of significant material events in between reporting periods.

2. Companies should ensure fair disclosure to all shareholders. In addition to disclosures through the stock exchanges, companies should make the same information available through their website. Company websites should also include any company presentations that have been made available to investors in other forums, such as investor conferences.

3. Senior management should be available for meetings with shareholders to discuss operational matters as appropriate bearing in mind the need for fair disclosure. Although the chief executive officer and chief financial officer are typically the primary point of contact for shareholders, the chairman should maintain sufficient contact with shareholders to discuss governance and strategy and to understand any concerns they may have.

4. Under the supervision of the audit committee, company management should nominate the audit firm and disclose the fees payable for the company’s audit. This should be put to a vote at the annual shareholders’ meeting. Although it may not be necessary to rotate the audit firm itself, the audit partner responsible for the company’s audit should be rotated every few years. The audit committee should be responsible for developing and implementing policy on the engagement of the external auditor to supply non-audit services. This policy and any fees paid for non-audit services should be disclosed fully in the annual report.

5. Political donations should be disclosed fully. Most cases of political donations are a misuse of shareholders’ funds and companies should in general refrain from making such donations. However, under certain definitions, the term could potentially encompass justifiable donations to charities or donations that may take the form of legitimate lobbying or action group support. In these circumstances, companies should seek authority from shareholders specifying that the political donations to actual political parties are excluded and that a cap is set on the level of donations.

The UK Corporate Governance Code on the role of the board

The board’s role is to provide entrepreneurial leadership of the company within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should set the company’s strategic aims, ensure that the necessary financial and human resources are in place for the company to meet its objectives and review management performance. The board should set the company’s values and standards and ensure that its obligations to its shareholders and others are understood and met. All directors must act in what they consider to be the best interests of the company, consistent with their statutory duties.

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

The board of directors

1. The board of directors of a company is responsible for supervising the management and providing guidance on the strategy of the company. This includes responsibility for appointing and, where necessary, removing members of senior management as well as succession planning. The board should act in the best interests of the company and should be accountable to all shareholders. The board has a responsibility for ensuring that a satisfactory dialogue with shareholders takes place and the chairman should ensure that all directors are made aware of the issues and concerns of major shareholders.

2. Directors should have the time, experience and dedication to competently fulfil their duties. More specialized industries, including increasingly complex financial institutions, are likely to require directors with a related background, who have a reasonable understanding of all parts of the business and the related risks. The directors should meet frequently enough to serve their nonexecutive role, but not so frequently that they interfere in the executive function of management, typically ranging from four to twelve times a year depending on the size and complexity of the company.

3. Boards benefit from a diversity of experience, expertise and background and appointments to the board of directors should be drawn from a broad range of attributes, including gender The board of directors should be large enough to allow such a diversity of talents, experience and opinions, but not so large as to inhibit discussion or decision-making.

4. The duties of the board include oversight of the internal controls and key risks facing the company. While it is not the role of the board to oversee every specific transaction or activity, the board must ensure that appropriate risk management systems, controls and division of labour are in place. The board should conduct an annual review of the company’s internal controls.

5. The board of directors should understand the environmental and social impact of the company’s operations and the consequent business and reputational risks. The board should ensure that necessary controls and procedures are in place to manage the company’s environmental and social impact. The company’s environmental and social policies should be fully disclosed.

6. The board of directors should establish committees that bring special attention to key aspects of the company’s governance and operations. Every company board should have an audit committee, which oversees the internal audit function, the external audit process and public financial disclosures; a remuneration committee of independent directors which oversees the remuneration of senior management; and a nomination committee, which oversees the nomination of directors to serve on the board. In addition, depending on the nature of the business, some companies benefit from the creation of additional board committees, such as risk management committees, related-party transaction committees or strategy committees. Where a company establishes an executive committee, the role of this committee relative to both the board as a whole and the senior management should be transparent and should not undermine the role of the board as a whole. Committees of the board are intended to enhance the role of the entire board and as such should be composed exclusively of directors, with company management who are not directors playing a supporting role.

7. Companies should separate the roles of chairman and chief executive officer, with an independent non-executive director as chairman of the board. This is especially important for broadly-held companies without a controlling shareholder. Aberdeen recognises that in the case of closely-held companies, the controlling shareholder will typically select the chairman. Even in some markets characterised by broadly-held companies – most notably, the USA – the chairman and chief executive officer roles are still typically held by the same individual and Aberdeen urges these companies to move towards a separation of roles.

8. Where the role of chairman is held by either the chief executive or by another non-independent director, a lead independent director should be identified who will chair meetings of the independent directors. The lead independent director should be available to shareholders should they have concerns which have not been resolved through the normal route of chairman, chief executive officer or chief financial officer, or for issues where such contact is inappropriate.

9. The board of directors should include a sufficient number of independent non-executive directors, who are independent both from the management of the company and from any controlling shareholder or other interested parties such as a substantial shareholder or service provider. Almost all jurisdictions now have a detailed list of criteria for a director to be defined as “independent”. Companies should ensure that their independent directors are independent in spirit and character not merely in compliance with a narrow interpretation of the independence criteria. In more developed jurisdictions, especially those with a prevalence of broadly held companies, there should be a majority of independent directors on the board. In other markets, there should be at least a minimum quorum of independent directors who can adjudicate on contentious matters independent of the management and controlling shareholder, for example by forming an independent audit committee or over-seeing related-party transactions and management remuneration decisions. The annual report of the company should disclose which directors are considered to be independent by the board.

10. The same standards of board independence apply regardless of the nature of the controlling shareholder. In particular, in the case of state-owned enterprises, the board should contain a sufficient number of directors who are not only independent from management but also independent from the government. These independent directors should ensure that the company is run to maximize shareholder value, with any additional objectives or public interest considerations handled appropriately and transparently. Similarly, where the company is a part of a larger business group, such as a subsidiary of a multinational, the independent directors should be independent from the entire business group, including all related companies, and should not serve as an independent director on two related companies.

11. Many leading companies across the world have grown out of family firms and continue to benefit from the stewardship of the family as the controlling shareholder. In some cases, members of the family continue to serve the company in senior management positions. For these family-controlled companies, the family and the outside shareholders should be considered as co-owners. This requires ensuring appropriate roles for family members on the board of directors and in company management that will serve in the best interests of all shareholders. The controlling family should establish procedures and policies that clarify their relationship with the company, maximize the benefit that the family brings to the company and ensures that any disputes among family members do not disrupt the operations of the company. Examples of such family governance policies include the creation of a family council distinct from the company’s board of directors, family employment policies governing how family members are selected and prepared for roles in management, and family share ownership and share transfer policies.

12. The attendance of individual directors at board meetings should be disclosed in the annual report. The board should conduct an annual review of its own performance and the performance of individual directors.

13. All directors should be subject to election by shareholders at the first annual general meeting after their appointment and to subsequent re-election at intervals of no more than 3 years. This will ensure planned and progressive refreshing of the board. The names of directors submitted for election or re-election should be accompanied by sufficient biographical information to allow shareholders to make an informed decision on their qualifications and suitability for election. This information should also be available in the annual report and on the company’s website.

Two-tier board structures in Germany and the Netherlands

Companies in Germany and the Netherlands use a two-tier board structure, with a separate supervisory board and management board, rather than the single-tier board of directors adopted in most markets. In Eastern Europe and East Asia, some jurisdictions, including Poland, Romania and Indonesia, have also adopted the two-tier board structure whilst others have adopted certain elements of this structure although maintaining a single board of directors. The Aberdeen Principles apply equally to these alternative board structures but the exact implementation of the Principles may need to be tailored to the particular legal and regulatory requirements. The role of the supervisory board is to regularly advise and supervise the management board in the management of the company and must be involved in any fundamental decisions made. The supervisory board appoints and dismisses the members of the management board and, together with the management board, it should ensure that there is long-term management succession planning. Aberdeen supports the recommendations of the German Corporate Governance Code concerning the structure and functioning of the supervisory board, including the composition of the audit and nomination committees, the sufficient number of independent members on the board and elections to the board on an individual basis.

The UK Corporate Governance Code on director independence

The board should identify in the annual report each non-executive director it considers to be independent. The board should determine whether the director is independent in character and judgement and whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director’s judgement. The board should state its reasons if it determines that a director is independent notwithstanding the existence of relationships or circumstances which may appear relevant to its determination, including if the director:

• has been an employee of the company or group within the last five years;

• has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

• has received or receives additional remuneration from the company apart from a director’s fee, participates in the company’s share option or a performance-related pay scheme, or is a member of the company’s pension scheme;

• has close family ties with any of the company’s advisers, directors or senior employees;

• holds cross-directorships or has significant links with other directors through involvement in other companies or bodies;

• represents a significant shareholder; or

• has served on the board for more than nine years from the date of their first election

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

Remuneration

1. Boards of directors are appointed by shareholders to oversee companies and act in their interests. They have a fiduciary duty to act in the best interests of their shareholders when determining remuneration. The board is responsible for promoting the long-term success of the company taking into account the interests of employees, suppliers, customers, community, the environment and society. Independent, non-executive directors should oversee executive remuneration.

2. To avoid payment for failure and promote a long-term focus, remuneration structures should contain a careful balance of short-term and long-term pay. Incentive based remuneration should include a high degree of deferral, measurement of performance over the long-term and a significant share ownership by the executive directors to align their interests with shareholders. Incentive schemes should also include provisions that allow the company to implement claw-back arrangements.

3. Senior management and executive directors of a company should be properly compensated to attract, retain and motivate talented individuals. However, the overall level and structure of remuneration should not be excessive or provide distorted incentives. Undue complexity should be avoided and structures should have a long-term focus.

4. Where remuneration contains a significant performance related element to reward the senior management, it should be on the basis of corporate and individual performance, rather than short-term earnings or stock price performance. The incentives provided to company management should align their interests with the creation of shareholder value over the long term. Share ownership can positively contribute to shareholder value as it increases alignment between executive directors and shareholders. A growing number of jurisdictions have detailed codes outlining best practices in this area.

5. Dilution of shareholders through the issuing of shares to employees represents a significant transfer of value. In assessing whether a remuneration plan is appropriate, due consideration should be given to the effect of dilution of other shareholders by any share-based remuneration.

6. Companies should disclose the total compensation paid to directors of the company.

7. Companies should provide shareholders with the opportunity to approve long term incentive schemes, such as employee stock option plans (ESOPs), at the annual shareholders meeting. These long term incentive schemes should be disclosed in plain language in the annual report.

‘Say on pay’ in the USA

In July 2010, the US passed the Dodd-Frank Act which has rebalanced shareholder power on remuneration. The Act gives shareholders of medium and large companies the right to an advisory vote on remuneration, meaning that shareholders’ vote has influence, but is not a binding decision. Under the Act, companies do not have to follow the recommendation of the advisory vote, but are obliged to explain why they did not act in accordance with shareholders’ wishes and how it impacts remuneration decisions made down the line. Additionally, the Act requires that a say-on-pay vote take place at least once every 3 years, with most companies opting to vote annually on the issue.

Australia’s Recommendations for executive remuneration packages

Most executive remuneration packages will involve a balance between fixed and incentive pay. Companies may find it useful to consider the following components in formulating packages:

1. Fixed remuneration. This should be reasonable and fair, taking in to account the company’s legal and industrial obligations and labour market conditions, and should be relative to the scale of business. It should reflect core performance requirements and expectations.

2. Performance-based remuneration. Performance-based remuneration linked to clearly specified performance targets can be an effective tool in promoting the interests of the company and shareholders. Incentive schemes should be designed around appropriate performance benchmarks that measure relative performance and provide rewards for materially improved company performance.

3. Equity-based remuneration. Appropriately designed equity-based remuneration, including stock options, can be an effective form of remuneration when linked to performance objectives or hurdles. Equity-based remuneration has limitations and can contribute to “short-termism” on the part of senior executives. Accordingly, it is important to design appropriate schemes. The terms of such schemes should clearly prohibit entering into transactions or arrangements which limit the economic risk of participating in unvested entitlements under these schemes. The exercise of any entitlements under these schemes should be timed to coincide with any trading windows under any trading policy established by the company.

4. Termination payments. Termination payments, if any, for senior executives should be agreed in advance, including detailed provisions in case of early termination. There should be no payment for removal for misconduct and termination payments should be limited to the equivalent of one year’s base salary for that individual. Payment of greater than one year’s base salary requires shareholder approval. Agreements should clearly articulate performance expectations. Companies should consider the consequences of an appointment not working out, and the costs and other impacts of early termination

CONFLICTS OF INTEREST IN PROXY VOTING

1.	Prior identification of potential conflicts of interest and maintenance of a conflicts of interest database.
2.	Comparison of provisional voting decision against any available third party proxy voting research and recommendations.
3.	Additional rationale articulated and recorded for contentious issues.
4.	Oversight of process by a designated corporate governance specialist.
5.	Final decision made by regional heads of equities desks for contentious issues.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

The guiding principle of Aberdeen’s conflicts of interest policy is simple - to exercise our right to vote in the best interests of the clients on whose behalf Aberdeen are managing funds. The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This Policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group.

DISCLOSURE RESPONSE TO STEWARDSHIP CODES

This statement, as updated from time to time, is published on the Aberdeen website at http://aboutus.aberdeen-asset.com/en/aboutus/expertise/equities/stewardship.

COLLECTIVE ENGAGEMENT

While Aberdeen are always willing to act alone and express our own views clearly and individually to companies, we also actively participate in a number of investor groups around the world and will regularly engage collectively with other investors either through such formal associations or through more informal and ad hoc collaborations. Aberdeen will typically do this either as part of the process of escalation of a significant concern where we believe the collaborative approach will make success more likely, or otherwise as a way of assisting in the management of the workload involved in our engagements with companies where we are invested solely on a passive or quantitative basis.

Aberdeen are conscious of the limitations on collective engagement in different parts of the world. Our aim in cooperating with other investors is not to seek control of companies but to encourage boards to make changes and address the concerns of long-term shareholders, in the interests of the company and of shareholders as a whole.

Aberdeen never abdicate our stewardship responsibilities to any other party and in any collaborative engagement we will speak for ourselves, never relying on others to speak for us.

December 2011

AMERICAN CENTURY INVESTMENTS

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

◾	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

◾	Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors
(1)	Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)	Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)	Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)	Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters

a.	Executive Compensation
(1)	Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)	Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•	Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offer or to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

◾	Use of Proxy Advisory Services

The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.

◾	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

BLACKROCK

Global Corporate Governance &

Engagement Principals

June 2014

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on Corporate Governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate Governance, Engagement and Voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

▶	Boards and directors

▶	Auditors and audit-related issues

▶	Capital structure, mergers, asset sales and other special transactions

▶	Remuneration and benefits

▶	Social, ethical and environmental issues

▶	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and Directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

▶	establishing an appropriate corporate governance structure;

▶	supporting and overseeing management in setting strategy;

▶	ensuring the integrity of financial statements;

▶	making decisions regarding mergers, acquisitions and disposals;

▶	establishing appropriate executive compensation structures; and

▶	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

▶	current employment at the company or a subsidiary;

▶	former employment within the past several years as an executive of the company;

▶	providing substantial professional services to the company and/or members of the company’s management;

▶	having had a substantial business relationship in the past three years;

▶	having, or representing a shareholder with, a substantial shareholding in the company;

▶	being an immediate family member of any of the aforementioned; and

▶	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and Audit-Related Issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital Structure, Mergers, Asset Sales and Other Special Transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and Benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, Ethical, and Environmental Issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General Corporate Governance Matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s Oversight of Its Corporate Governance Activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote Execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts Management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

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BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

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The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

▶

BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

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BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

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In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting Guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

BlackRock

Proxy voting guidelines for U.S. Securities

February 2015

Proxy voting guidelines for U.S. securities

Proxy voting guidelines for U.S. securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

▶	Boards and directors

▶	Auditors and audit-related issues

▶	Capital structure, mergers, asset sales and other special transactions

▶	Remuneration and benefits

▶	Social, ethical and environmental issues

▶	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

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The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

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The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.

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The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

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An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

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Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

▶	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

▶

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

▶	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

▶

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

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The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

▶	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

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Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.

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Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. may include, but are not limited to:

▶	Employment by the company or a subsidiary as a senior executive within the previous five years

▶	Status as a founder of the company

▶	Substantial business or personal relationships with the company or the company’s senior executives

▶	Family relationships with senior executives or founders of the company

▶	An equity ownership in the company in excess of 20%

Board composition and effectiveness

We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board. To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that the nominating committee of the board has the ability to implement such refreshment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.

While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure. We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board. We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board. Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s). We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

▶

For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

▶	There should be a favorable business reason for the combination.

▶

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

▶	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

Appendix: Our Approach to Say on Pay

We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay. We provide our views on this issue in somewhat more detail than other issues covered in these Guidelines because of the particular focus on executive compensation matters in the U.S. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these Guidelines already cover the issues at hand.

Beliefs and Expectations Related to Executive Compensation Practices

•

We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.

•

Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.

•

We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.

•

While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.

•

BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.

•

We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.

•

We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

•

We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are reasonable in light of returns to shareholders.

•

We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.

•

We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay Analysis Framework

•

We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.

•

We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.

•

We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.

•

We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.

•

We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.

•

We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.

•

We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.

•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders.

Engagement and Voting on Say on Pay

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In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.

•	In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

•	We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

○	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;

○	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;

○	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

○	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

○	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

○	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

The Boston Company Asset Management, LLC – BNY Mellon Company

PROXY VOTING POLICY

POLICY STATEMENT

This policy describes the proxy voting guidelines and related procedures which are applied to those client accounts over which The Boston Company Asset Management, LLC (“TBCAM”) has been delegated the authority to vote proxies.

POLICY DETAILS

TBCAM is a member firm of BNY Mellon’s Proxy Voting & Governance Committee (“the Committee”). TBCAM has adopted the Committee’s Proxy Voting Policy for all U.S. issuers and for those non U.S. issuers with a market cap of $10 Billion (or greater) or where there is an active ownership (by the Committee’s members) of 2% (or greater) of the issuer’s outstanding voting securities. In addition, TBCAM has adopted the Institutional Shareholder Services (“ISS”) Global Proxy Voting Guidelines for any non-U.S. issuer not meeting such criteria (collectively, the “Guidelines”).

TBCAM utilizes the services of ISS and Glass Lewis as proxy advisors. Additionally ISS serves as our voting agent, voting ballots according to the guidelines currently in place.

Voting Policies and Process

  ☐      Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including investment companies advised by TBCAM (the “Funds”) and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

  ☐      Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

  ☐      Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

  ☐      Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

  ☐      “Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

  ☐      Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

  ☐      Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

  ☐      Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares

  ☐      Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law. Proxy records will be retained for not less than 7 years.

  ☐      Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

  ☐      Charter –We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

Oversight Activities

TBCAM performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and TBCAM records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are completed as component of our Rule 206(4) -7 compliance program.

MACQUARIE INVESTMENT MANAGEMENT

BUSINESS TRUST

Proxy Voting Policies and Procedures

February 2017

Macquarie Investment Management Business Trust (“MIMBT”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). MIMBT consists of the following series of entities:, Delaware Management Company, Macquarie Investment Management Advisers, Delaware Capital Management, Macquarie Asset Advisers, Macquarie Alternative Strategies, and Delaware Investments Fund Advisers (each, an “Adviser” and, together with MIMBT, the “Advisers”). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such clients. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. MIMBT has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

Procedures for Voting Proxies

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, MIMBT has established a Proxy Voting Committee (the “Committee”) that is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons in MIMBT: (i) one representative from the legal department; and (ii) six representatives from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help MIMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Advisers to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Advisers. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIMBT has contracted with Institutional Shareholder Services (“ISS”). Both ISS and the client’s custodian monitor corporate events for MIMBT. MIMBT gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, MIMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIMBT’s clients. If needed, the Committee has access to these records.

After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIMBT’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides MIMBT with its own recommendation on a given proxy vote, MIMBT will forward the client’s recommendation to ISS who will vote the client’s proxy pursuant to the client’s recommendation.

The Committee is responsible for overseeing ISS’s proxy voting activities for MIMBT’s clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS, the Committee will periodically review ISS’s conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Advisers’ clients. There may be times when an Adviser believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIMBT’s Procedures and in the best interests of the client.

The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner, or the Adviser may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS, and relationships with multiple custodians can help to mitigate a situation where an Adviser is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, MIMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIMBT’s votes are cast in accordance with the recommendations of the company’s management. However, MIMBT will normally vote against management’s position when it runs counter to the Guidelines, and MIMBT will also vote against management’s recommendation when such position is not in the best interests of MIMBT’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIMBT may not be influenced by outside sources who have interests which conflict with the interests of MIMBT’s clients when voting proxies for such clients. However, in order to ensure that MIMBT votes proxies in the best interests of the client, MIMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIMBT from the proxy voting process. In the limited instances where MIMBT is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIMBT or affiliated persons of MIMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS’s original recommendation. Documentation of the reasons for voting contrary to ISS’s recommendation will generally be retained by MIMBT.

Availability of Proxy Voting Information and Recordkeeping

Clients of MIMBT will be directed to their client service representative to obtain information from MIMBT on how their securities were voted. At the beginning of a new relationship with a client, MIMBT will provide clients with a concise summary of MIMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIMBT will also retain extensive records regarding proxy voting on behalf of clients. MIMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of MIMBT’s clients (via ISS); (iv) records of a client’s written request for information on how MIMBT voted proxies for the client, and any MIMBT written response to an oral or written client request for information on how MIMBT voted proxies for the client; and (v) any documents prepared by MIMBT that were material to making a decision as to how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIMBT.

Proxy Voting Guidelines

The following Guidelines summarize MIMBT’s positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. In particular, the Guidelines for non-U.S. portfolio securities below includes more general proxy voting policies of broad application as compared to the Guidelines for U.S. portfolio securities. Certain countries have market-specific proxy voting policies that are utilized by ISS when it makes recommendations for voting proxies for securities from that country because of differentiating legal or listing standards or other market-specific reasons. MIMBT can provide these market-specific proxy voting guidelines upon request. Lastly, to the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIMBT’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities, and by the types of issues that could potentially be brought up in a proxy statement:

U.S. Portfolio Security Voting Issues

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Generally vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Generally vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Generally vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement – the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Generally WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Generally vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

•	2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.

Responsiveness: Directors should respond to investor input, such as expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.

4.

Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Generally vote FOR director nominees, except under the following circumstances noted in section 2.1 – 2.4.

2.1 Board Accountability

Generally vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

o

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable;

o

Director Performance Evaluation: The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is generally measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder- approved poison pill.

o	Poison Pills:

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Generally vote AGAINST or WITHHOLD votes every year until this feature is removed;

•

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and generally vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

•	Vote CASE-BY-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer‘s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

•	Restricting Binding Shareholder Proposals:

•	Generally vote AGAINST or WITHHOLD from members of the governance committee if:

◾

The company’s charter imposes undue restrictions on shareholder’s ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote AGAINST on an ongoing basis.

Problematic Audit-Related Practices

o	Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;

◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or

◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

o	Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

o

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

o

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

◾	There is a significant misalignment between CEO pay and company performance (pay for performance);

◾	The company maintains significant problematic pay practices;

◾	The board exhibits a significant level of poor communication and responsiveness to shareholders;

◾	The company fails to submit one-time transfers of stock options to a shareholder vote; or

◾	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

o	Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

◾	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

o	Specific actions taken to address the issues that contributed to the low level of support;

o	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

o

Generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

◾	The company’s ownership structure;

◾	The company’s existing governance provisions;

◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•	The level of impairment of shareholders’ rights;

•	The disclosed rationale;

•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

•	Any reasonable sunset provision; and

•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote CASE-BY-CASE on director nominees in subsequent years.

Governance Failures

o	Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

◾	Failure to replace management as appropriate; or

◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.2 Board Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

1.	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

2.	Rationale provided in the proxy statement for the level of implementation;

3.	The subject matter of the proposal;

4.	The level of support for and opposition to the resolution in past meetings;

5.	Actions taken by the board in response to the majority vote and its engagement with shareholders;

6.	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

7.	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

•

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

•

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

o	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

o	The company’s ownership structure and vote results;

o	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

o	The previous year’s support level on the company’s say-on-pay proposal.

2.3 Director Composition

Attendance at Board and Committee Meetings:

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE) who attended less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing.

Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Generally vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

2.4 Director Independence

Generally vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	Independent directors make up less than a majority of the directors.

2.5 Other Board-Related Proposals

2.5a Age/Term Limits

Generally vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Generally vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

2.5b Board Size

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.5c Classification/Declassification of the Board

Generally vote AGAINST proposals to classify (stagger) the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

2.5d CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

2.5e Cumulative Voting

Generally vote AGAINST management proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Generally vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

2.5f Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection.

Generally vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

2.5g Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to the degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

2.5h Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself.

However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector;

•	The scope and structure of the proposal.

2.5i Filling Vacancies/Removal of Directors

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.5j Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, proposals under the following scenarios absent a compelling rationale may be supported: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. Also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

Performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

2.5k Majority of Independent Directors/Establishment of Independent Committees

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outsider.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

2.5l Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.5m Proxy Access

Generally vote FOR management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

•	Review for reasonableness any other restrictions on the right of proxy access.

•	Generally vote AGAINST proposals that are more restrictive than this guideline.

2.5n Require More Nominees than Open Seats

Generally vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.5o Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•	The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

2.5p Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensation arrangements;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote CASE-BY-CASE considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

2.5q Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. Shareholder Rights & Defenses

3.1 Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

3.2 Amend Bylaws without Shareholder Consent

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

3.3 Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

3.4 Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Generally vote FOR proposals to opt out of control share cash-out statutes.

3.5 Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchase 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Generally vote FOR proposals to opt out of state disgorgement provisions.

3.6 Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

3.7 Freeze-Out Provisions

Generally vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

3.8 Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.9 Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

3.10 Net Operating Loss (NOL) Protective Amendments

Generally vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

3.11 Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, generally vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Generally vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below five percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

3.12 New Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

3.13 Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

3.14 Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

3.15 Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

3.16 Shareholder Ability to Call Special Meetings

Generally vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

3.17 Stakeholder Provisions

Generally vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

3.18 State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

3.19 Supermajority Vote Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

4. Capital/Restructuring

4.1 Capital

4.1a Adjustments to Par Value of Common Stock

Generally vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Generally vote FOR management proposals to eliminate par value.

4.1b Common Stock Authorization

Generally vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Generally vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Generally vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

o	The company’s use of authorized shares during the last three years

•	The Current Request:

o	Disclosure in the proxy statement of the specific purposes of the proposed increase;

o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

o

The dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

4.1c Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

o	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

o	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

4.1d Issue Stock for Use with Rights Plan

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

4.1e Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

4.1f Preferred Stock Authorization

Generally vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Generally vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

o	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

o	Disclosure in the proxy statement of the specific purposes for the proposed increase;

o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

o

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

4.1g Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

4.1h Reverse Stock Splits

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with the Common Stock Authorization guidelines

4.1i Share Issueance Mandates

Generally vote FOR general share issuance authorities (those without a specified purpose) without pre-emptive rights to a maximum of 20 percent of currently issued capital, as long as the duration of the authority is clearly disclosed and reasonable. As a general rule, companies should seek renewal of the issuance authority at each annual meeting.

4.1j Share Repurchase Programs

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

4.1k Stock Distributions: Splits and Dividends

Generally vote FOR management proposals to increase the common share authorization for a stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with the Common Stock Authorization guidelines.

4.1l Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

4.2 Restructuring

4.2a Appraisal Rights

Generally vote FOR proposals to restore or provide shareholders with rights of appraisal.

4.2b Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

4.2c Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

4.2d Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.

4.2e Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

4.2f Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest - arm’s length transaction, managerial incentives.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

4.2g Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

4.2h Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

○	Are all shareholders able to participate in the transaction?

○	Will there be a liquid market for remaining shareholders following the transaction?

○	Does the company have strong corporate governance?

○	Will insiders reap the gains of control following the proposed transaction?

○	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

4.2i Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

4.2j Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

4.2k Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

4.2l Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

○

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

○

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

○	The company’s financial condition;

○	Degree of need for capital;

○	Use of proceeds;

○	Effect of the financing on the company’s cost of capital;

○	Current and proposed cash burn rate;

○	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

○	Change in management;

○	Change in control;

○	Guaranteed board and committee seats;

○	Standstill provisions;

○	Voting agreements;

○	Veto power over certain corporate actions; and

○	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

○	Conflicts of interest should be viewed from the perspective of the company and the investor.

○	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

◾	The market’s response to the proposed deal. A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Generally vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

4.2m Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

4.2n Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

4.2o Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

4.2p Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5. Compensation

5.1 Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

5.1a Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Generally vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

Evaluate alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

•	Peer Group Alignment:

○	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods;

○	The multiple of the CEO’s total pay relative to the peer group median.

•

Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies misaligned pay and performance are otherwise suggested, the analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following may be considered:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

○	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

○	New or extended agreements that provide for:

○	Change-in-control (CIC) payments exceeding 3 times base salary and average/target/most recent bonus;

○	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

○	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

○	The company’s response, including:

◾	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

◾	Specific actions taken to address the issues that contributed to the low level of support;

◾	Other recent compensation actions taken by the company;

○	Whether the issues raised are recurring or isolated;

○	The company’s ownership structure; and

○	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

5.1b Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Generally vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

5.1c Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

5.2 Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on certain equity-based compensation plans1 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using the three factors below:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers;

•	Plan Features:

◾	Automatic single-triggered award vesting upon a change in control (CIC);

◾	Discretionary vesting authority;

◾	Liberal share recycling on various award types;

1 Proposals evaluated generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

◾	Lack of minimum vesting period for grants made under the plan

◾	Dividends payable prior to award vesting.

•	Grant Practices:

◾	The company’s three year burn rate relative to its industry/market cap peers;

◾	Vesting requirements in most recent CEO equity grants (3-year look-back);

◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

◾	Whether the company maintains a claw-back policy;

◾	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

Generally vote AGAINST equity plans if the cost is unreasonable.

5.3 Other Compensation Plans

401(k) Employee Benefit Plans

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should generally be above the 52-week high for the stock price.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Generally vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange.

Transfer Stock Option (TSO) Programs

One-time Transfers: Generally vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Generally vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

5.4 Director Compensation

Shareholder Ratification of Director Pay Programs

Vote CASE-BY-CASE on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;

◾	The presence of problematic pay practices relating to director compensation;

◾	Director stock ownership guidelines and holding requirements;

◾	Equity award vesting schedules;

◾	The mix of cash and equity-based compensation;

◾	Meaningful limits on director compensation;

◾	The availability of retirement benefits or perquisites; and

◾	The quality of disclosure surrounding director compensation.

5.4a Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on:

•	The total estimated cost of the company’s equity plans relative to industry/market cap peers;

•	The company’s three year burn rate relative to its industry/market cap peers; and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn rate benchmark when combined with employee or executive stock plans. Generally vote FOR the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	The relative magnitude of director compensation as compared to companies of a similar profile.

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements.

•	Equity award vesting schedules:

•	The mix of cash and equity based compensation;

•	Meaningful limits on director compensation:

•	The availability of retirement benefits, or perquisites; and

•	The quality of disclosure surrounding director compensation.

5.4b Non-Employee Director Retirement Plans

Generally vote AGAINST retirement plans for non-employee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

5.5 Shareholder Proposals on Compensation

5.5a Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

5.5b Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

5.5c Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

5.5d Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Generally Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to, company performance, pay level and design versus peers, history to compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

5.5e Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

5.5f Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of the net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage /ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

5.5g Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

5.5h Pay Disparity

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

5.5i Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals requesting that the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

5.5j Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

5.5k Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

5.5l Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error or if senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, the following factors will be taken into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

5.5m Severance Agreements for Executives/Golden Parachutes

Generally vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

5.5n Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Generally vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

5.5o Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

5.5p Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

5.5q Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity. The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-of-control situations (i.e. vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6. Social/Environmental Issues

6.1 Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

•	Vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the porposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.2 Endorsement of Principles

Generally vote AGAINST proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

6.3 Animal Welfare

6.3a Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation or controversies related to the company’s and/or its suppliers’ treatment of animals.

6.3b Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

6.3c Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

6.4 Consumer Issues

6.4a Genetically Modified Ingredients

Generally vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. Labeling of products with GE ingredients is best left to appropriate regulators/authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to eliminate GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulation.

6.5 Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

6.6 Pharmaceutical Pricing, Access to Medicines, and Prescription Drugs Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational, market and regulatory risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report; and

•	Recent significant controversies, litigation, or fines at the company.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

6.7 Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

6.8 Tobacco - Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

6.9 Climate Change and the Environment

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments such as financial, physical, or regulatory risks; considering:

•

Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

6.10 General Environmental Proposals and Community Impact Assessments

6.10a General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

6.10b Energy Efficiency

Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

6.10c Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

6.10d Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

6.10e Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The ability of the company to address the issues raised in the proposal; and

•	The company’s recycling programs compared with the similar programs of its industry peers.

6.10f Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote AGAINST proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

6.11 Diversity

6.11a Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

6.11b Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

6.11c Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

6.12 General Corporate Issues

6.12a Charitable Contributions

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

6.12b Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	The scope and prescriptive nature of the proposal;

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company‘s current level of disclosure regarding its environmental and social performance.

6.12c Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Generally vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However the following will be considered:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

6.13 International Issues, Labor Issues, and Human Rights

6.13a Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

6.13b Data Security, Privacy and Internet Issues

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and internet censorship;

•	Engagement in dialogue with governments and/or relevant groups with respect to the data security, privacy, or the free flow of information on the internet;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The applicable market-specific laws or regulations that may be imposed on the company; and,

•	The level of controversy, fines or litigation related to data security, privacy, freedom of speech or Internet censorship.

6.13c Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

6.13d Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

6.13e Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

6.13f Weapons and Military Sales

Foreign Military Sales/Offsets

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

6.14 Sustainability

6.14a Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

6.15 Water Issues

Vote CASE-BY-CASE on proposals requesting that a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

7. Mutual Fund Proxies

7.1 Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

7.2 Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

7.3 Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

7.4 Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

7.5 Approving New Classes or Series of Shares

Generally vote FOR the establishment of new classes or series of shares.

7.6 Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

7.7 1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

7.8 Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

7.9 Change Fundamental Investment Objective to Nonfundamental

Vote CASE-BY-CASE on proposals to change a fund’s fundamental investment objective to non-fundamental.

7.10 Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

7.11 Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

7.12 Business Development Companies–Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Generally vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

○	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

○	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

7.13 Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

7.14 Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Generally vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

7.15 Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

7.16 Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote CASE-BY-CASE on proposals authorizing the board to hire or terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.

7.17 Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

7.18 Master-Feeder Structure

Generally vote FOR the establishment of a master-feeder structure.

7.19 Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

7.20 Shareholder Proposals for Mutual Funds

7.20a Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

7.20b Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses.

When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.

7.20c Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

European Portfolio Securities Voting Issues

European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to separate policies available on request.

Specifically, the European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

This approach is not “one-size-fits-all” and takes relevant market-specific factors into account. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

1.	Operational Items

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

○	There are concerns about the accounts presented or audit procedures used; or

○	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

○	There are serious concerns about the procedures used by the auditor;

○	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

○	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

○	Name of the proposed auditors has not been published;

○	The auditors are being changed without explanation; or

○	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, focus on the auditor election. For concerns relating to fees paid to the auditors, focus on remuneration of auditors if this is a separate voting item, otherwise focus on the auditor election.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or reelection of statutory auditors, unless:

○	There are serious concerns about the statutory reports presented or the audit procedures used; or

○	Questions exist concerning any of the statutory auditors being appointed; or

○	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

○	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

○	The payout is excessive given the company’s financial position.

Amendments to Articles of Association

Vote on a CASE-BY-CASE basis on amendments to the articles of association.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote on a CASE-BY-CASE basis on proposals to amend quorum requirements for shareholder meetings.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

2.	BOARD OF DIRECTORS

Non-Contested Director Elections

Generally vote FOR management nominees in the election of directors, unless:

○	Adequate disclosure has not been provided in a timely manner;

○	There are clear concerns over questionable finances or restatements;

○	There have been questionable transactions with conflicts of interest;

○	There are any records of abuses against minority shareholder interests;

○	The board fails to meet minimum corporate governance standards;

○	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and

○	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Generally vote AGAINST director nominee due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I.	Director Terms

II.	Bundling of Proposals to Elect Directors

III.	Board independence

IV.	Disclosure of Names of Nominees

V.	Combined Chairman/CEO

VI.	Election of a Former CEO as Chairman of the Board

VII.	Overboarded Directors

VIII.	Voto di Lista (Italy)

IX.	One Board Seat per Director

X.	Composition of Committees

XI.	Composition Nominating Committee (Sweden and Norway)

XII.	Election of Censors (France)

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, generally vote AGAINST the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Bundling of Proposal to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain generally vote AGAINST the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

Board Independence

The following policies would be applied to all widely held companies2, unless there is a majority shareholder:

○	For all markets (except Greece or Portugal), generally vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if:

•	Fewer than 50 percent of the board members elected by shareholders excluding, where relevant employee shareholder representatives would be independent, or

2 Widely held companies are generally interpreted as:

☐	Generally, based on their membership in a major index;
☐	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
☐	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

•	Fewer than one-third of all board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

○

In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees we consider best suited to add value for shareholders based, as applicable, on European policies.

○

For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. Generally vote AGAINST the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

○

Generally vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

○

Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

○

However, in markets where the local corporate governance code addresses board independence at controlled companies, generally vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Disclosure of Names of Nominees

Generally vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally vote AGAINST (re)election of combined chair/CEOs at widely held European companies. However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, generally vote on a CASE-BY-CASE basis.

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, generally vote AGAINST the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

○	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

○	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

○	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

Overboarded Directors

In Austria, Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain, and Switzerland, at widely held companies, generally vote AGAINST a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or as defined by the following guidelines:

○	Directors who hold more than five non-chair non-executive director positions.

○

A non-executive chairman who, in addition to this role, holds (i) more than three non-chair non-executive director positions, (ii) more than one other non-executive chair position and one non-chair non-executive director position, or (iii) any executive position.

○	Executive directors or those in comparable roles holding (i) more than two non-chair non-executive director positions, (ii) any other executive positions, or (iii) any non-executive chair position.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. The same is also valid for non-executive chairman, except (i) where they exclusively hold other non-executive chair and/or executive positions or (ii) where they are elected as non-executive chairman for the first time.

We will take into account board positions held in global publicly listed companies outside the same group, defined as a group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.

For directors standing for (re)election at French companies, we will take into account board appointments as censors in French publicly listed companies.

Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, generally vote on a CASE-BY-CASE basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, generally vote AGAINST the director elections before the lists of director nominees are disclosed.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, generally vote AGAINST the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, generally vote FOR the legal entity and AGAINST the election/reelection of the physical person.

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, generally vote AGAINST the (re)election of executives who serve on the company’s audit or remuneration committee.

For Belgium, the Netherlands, and Switzerland, generally vote AGAINST the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

Composition Nomination Committee (Sweden, Norway, and Finland)

Generally vote FOR proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Generally vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, generally vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, generally vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, generally vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, generally vote on a CASE-By-CASE basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

○	Company performance relative to its peers;

○	Strategy of the incumbents versus the dissidents;

○	Independence of directors/nominees;

○	Experience and skills of board candidates;

○	Governance profile of the company;

○	Evidence of management entrenchment;

○	Responsiveness to shareholders;

○	Whether a takeover offer has been rebuffed;

○	Whether minority or majority representation is being sought.

Voting on Directors for Egregious Actions

Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

○	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

○	Failure to replace management as appropriate; or

○

Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, generally vote CASE-BY-CASE on corporate assembly and committee of representative elections based on the board of directors’ compliance with director election policy.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a CASE-BY-CASE basis, by:

○

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

○

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;

○	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote on a CASE-BY-CASE basis proposals seeking indemnification and liability protection for directors and officers.

Generally vote AGAINST proposals to indemnify external auditors.

Board Structure

Generally vote FOR routine proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and/or mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	CAPITAL STRUCTURE

Capital Systems

European capital systems can be broadly defined as either authorized or conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates. However, many capital systems display slight variations on the two systems, and some systems bear features from both systems, if only on a cosmetic level.

Under the conditional capital system, companies seek authorizations for pools of capital, which typically have fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board, generally for a fixed period of time. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities.

Share Issuance Requests

General Issuances

Generally vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Generally vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies:

○	Generally vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

○	Generally vote FOR general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

○	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the guidelines for the purpose being proposed; or

○	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis proposals to reduce capital in connection with corporate restructuring.

Capital Structures

Generally vote FOR resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Florange Act- Double Voting Rights (France)

For French companies that:

○	Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and

○	Do not currently have a bylaw prohibiting double-voting rights; and either

◾	Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or

◾	Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a CASE-BY-CASE basis, we may recommend against the following types of proposals:

○	The reelection of directors or supervisory board members; or

○	The approval of the discharge of directors; or

○	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote on a CASE-BY-CASE basis for proposals to increase blank check preferred authorizations.

Debt Issuance Requests

Vote on a CASE-BY-CASE basis non-convertible debt issuance requests, with or without pre-emptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote on a CASE-BY-CASE basis proposals to approve the pledging of assets for debt.

Increase in Borrowing Powers

Vote on a CASE-BY-CASE basis proposals to approve increases in a company’s borrowing powers.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

○	A repurchase limit of up to 10 percent of outstanding issued share capital;

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”);, and

○	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice.

In addition, generally vote AGAINST any proposal where:

○	The repurchase can be used for takeover defenses;

○	There is clear evidence of abuse;

○	There is no safeguard against selective buybacks;

○	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, generally vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

○	The duration of the authorization is limited in time to no more than 18 months;

○	The total number of shares covered by the authorization is disclosed;

○

The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

○	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

○	The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	COMPENSATION

Compensation Guidelines

Executive compensation-related proposals

Generally Vote on a CASE-BY-CASE basis management proposals seeking ratification of a company’s executive compensation-related items, and where relevant, take into account remuneration practices. Generally recommend a vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:
1.1.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
1.2.

The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3.	Companies shall adequately disclose all elements of the compensation, including:
1.3.1.	Any short- or long-term compensation component must include a maximum award limit.
1.3.2.

Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3.	Discretionary payments, if applicable.
2.	Maintain appropriate pay structure alignment with emphasis on long-term shareholder value:
2.1.	The structure of the company’s short-term incentive plan shall be appropriate.
2.1.1.	The compensation policy must notably avoid guaranteed or discretionary compensation.
2.2.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
2.2.1.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using the general policy for equity-based plans; and
2.2.2.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.
2.3.	The balance between short- and long-term variable compensation shall be appropriate
2.3.1.	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
3.	Avoid arrangements that risk “pay for failure”:
3.1.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.
3.1.1.	There shall be a clear link between the company’s performance and variable awards.
3.1.2.	There shall not be significant discrepancies between the company’s performance and real executive payouts.
3.1.3.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
3.1.4.	Significant pay increases shall be explained by a detailed and compelling disclosure.
3.2.	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
3.3.

Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:
4.1.	No executives may serve on the compensation committee.
4.2.	In certain markets the compensation committee shall be composed of a majority of independent members, as per policies on director election and board or committee composition.

In addition to the above, generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.

Non-Executive Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise:

Generally a vote AGAINST where:

○	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

○	Proposed amounts are excessive relative to other companies in the country or industry.

○	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

○

Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance-vesting restricted stock) and performance-based cash, to non-executive directors.

○	Proposals introduce retirement benefits for non-executive directors.

Vote on a CASE-BY-CASE basis where:

○	Proposals include both cash and share-based components to non-executive directors.

○	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

Generally vote FOR equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

○

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under the criteria (challenging criteria);

○	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

○	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

○	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, generally vote AGAINST other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee;

2. The discharge of directors; or

3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Generally vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

○	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

○	Having significantly higher expected dividends than actual historical dividends;

○	Favorably adjusting the terms of existing options plans without valid reason; and/or

○	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. Although, an exception may be made if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote AGAINST if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Consider the following factors when evaluating share matching plans:

○	For every share matching plan, require a holding period.

○	For plans without performance criteria, the shares must be purchased at market price.

○	For broad-based share matching plans directed at all employees, accept an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

○

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must also be appropriate.

5.	ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

○	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

○	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

○	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

○	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

○

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

○

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.	OTHER ITEMS

Reorganizations/Restructurings

Vote on a CASE-BY-CASE basis for reorganizations and restructurings.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

○

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

○	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause a deal to be scrutinized more closely.

○

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

○

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

○

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote on a CASE-BY-CASE basis proposals to waive mandatory takeover bid requirement.

Reincorporation Proposals

Vote on a CASE-BY-CASE basis reincorporation proposals.

Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

○	The parties on either side of the transaction;

○	The nature of the asset to be transferred/service to be provided;

○	The pricing of the transaction (and any associated professional valuation);

○	The views of independent directors (where provided);

○	The views of an independent financial adviser (where appointed);

○	Whether any entities party to the transaction (including advisers) is conflicted; and

○	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, generally vote AGAINST the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis. In general, recommend voting FOR protective preference shares (PPS) only if:

○	The supervisory board needs to approve an issuance of shares and the supervisory board is independent;

○	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

○	The issuance authority is for a maximum of 18 months;

○	The board of the company-friendly foundation is fully independent;

○	There are no priority shares or other egregious protective or entrenchment tools;

○	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

○	The foundation buying the PPS does not have as a statutory goal to block a takeover; and

○	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

For French CAC40 index companies, and until Jan. 31, 2016, generally vote AGAINST any general share issuance authorities (with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ approval.

Shareholder Proposals

Vote on a CASE-BY-CASE basis all shareholder proposals.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A recommendation to approve the “enabling” authority proposal would be based on the expectation companies would call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, generally vote FOR a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, do not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, generally vote AGAINST the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

Review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

○	Director Remuneration (including Severance Packages and Pension Benefits)

○	Consulting Services

○	Liability Coverage

○	Certain Business Transactions

In general, expect companies to provide the following regarding related-party transactions:

○

Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

○	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

○	Fairness opinion (if applicable in special business transactions); and

○	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, vote AGAINST these proposals.

EMEA Regional Portfolio Security Voting/Issues

COVERAGE UNIVERSE

These guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific policy. Therefore, markets covered by this document exclude UK, Ireland, Israel, Russia, Kazakhstan, and South Africa, and all markets that are covered under the European Policy (which are subject to separate policies available upon request).

1.	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

○	There are concerns about the accounts presented or audit procedures used; or

○	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

○	There are serious concerns about the procedures used by the auditor;

○	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

○	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

○	The name(s) of the proposed auditors has not been published;

○	The auditors are being changed without explanation; or

○	For widely-held companies, fees for non-audit services exceed either 100% of standard annual audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, generally vote AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, generally vote AGAINST remuneration of auditors if this is a separate voting item; otherwise, generally vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or (re)election of statutory auditors, unless:

○	There are serious concerns about the statutory reports presented or the audit procedures used;

○	Questions exist concerning any of the statutory auditors being appointed; or

○	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

○	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

○	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote on a CASE-BY-CASE basis for amendments to the articles of association.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote on a CASE-BY-CASE basis for proposals to amend quorum requirements for shareholder meetings.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

2.	BOARD OF DIRECTORS

Director Elections

Generally vote FOR management nominees in the election of directors, unless:

○	Adequate disclosure has not been provided in a timely manner;

○	There are clear concerns over questionable finances or restatements;

○	There have been questionable transactions with conflicts of interest;

○	There are any records of abuses against minority shareholder interests;

○	The board fails to meet minimum corporate governance standards;

○	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or

○	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Generally vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, generally vote AGAINST individual directors, members of a committee, or the entire board, due to:

○	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

○	Failure to replace management as appropriate; or

○

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

○	Company performance relative to its peers;

○	Strategy of the incumbents versus the dissidents;

○	Independence of directors/nominees;

○	Experience and skills of board candidates;

○	Governance profile of the company;

○	Evidence of management entrenchment;

○	Responsiveness to shareholders;

○	Whether a takeover offer has been rebuffed;

○	Whether minority or majority representation is being sought.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

○

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

○

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

○	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote on a CASE-BY-CASE basis for proposals seeking indemnification and liability protection for directors and officers.

Generally vote AGAINST proposals to indemnify external auditors.

Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

○	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

○	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis for proposals to reduce capital in connection with corporate restructuring.

Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meet the guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote on a CASE-BY-CASE basis for proposals to increase blank check preferred authorizations.

Debt Issuance Requests

Vote on a CASE-BY-CASE basis for non-convertible debt issuance requests, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote on a CASE-BY-CASE basis for proposals to approve the pledging of assets for debt.

Increase in Borrowing Powers

Vote on a CASE-BY-CASE basis for proposals to approve increases in a company’s borrowing powers.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

○	A repurchase limit of up to 10 percent of outstanding issued share capital;

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Such share repurchase authorities may be supported under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company’s historical practice. However, companies should disclose such limits and, in the future, generally a vote AGAINST may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than 18 months.

In addition, generally vote AGAINST any proposal where:

○	The repurchase can be used for takeover defenses;

○	There is clear evidence of abuse;

○	There is no safeguard against selective buybacks; and/or

○	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	COMPENSATION

Compensation Plans

Vote on a CASE-BY-CASE basis for compensation plans.

Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on a CASE-BY-CASE basis for non-executive director compensation proposals that include both cash and share-based components.

Vote on a CASE-BY-CASE basis for proposals that bundle compensation for both non-executive and executive directors into a single resolution.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5.	OTHER ITEMS

Reorganizations/Restructurings

Vote on a CASE-BY-CASE basis for reorganizations and restructurings.

Mergers and Acquisitions

Vote on a CASE-BY-CASE basis on mergers and acquisitions taking into account the following:

Review publicly available information as of the date of the report and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

○

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

○	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause a deal to be scrutinized more closely.

○

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

○

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

○

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote on a CASE-BY-CASE basis for proposals to waive mandatory takeover bid requirements.

Reincorporation Proposals

Vote on a CASE-BY-CASE basis for reincorporation proposals.

Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

○	The parties on either side of the transaction;

○	The nature of the asset to be transferred/service to be provided;

○	The pricing of the transaction (and any associated professional valuation);

○	The views of independent directors (where provided);

○	The views of an independent financial adviser (where appointed);

○	Whether any entities party to the transaction (including advisers) is conflicted; and

○	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that was deemed problematic and that was not put to a shareholder vote, generally vote AGAINST the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote on a CASE-BY-CASE basis for all shareholder proposals.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

6.	SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

○	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

○	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

○	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

○	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

○

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

○

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Asia – Pacific Regional Portfolio Security Voting Issues

This section applies to all Asian Pacific markets (excluding Australia, New Zealand, China, Japan, Hong Kong, Singapore, India, and Korea, which have separate market policies available upon request). Currently this includes Thailand, Malaysia, the Philippines, Indonesia, Pakistan, Bangladesh, Sri Lanka, Vietnam, and Papua New Guinea. Any Asian Pacific markets added to this coverage would likely be included under this regional policy.

1.	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

○	There are concerns about the accounts presented or audit procedures used; or

○	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

○	There are serious concerns about the accounts presented or the audit procedures used;

○	The auditors are being changed without explanation; or

○	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, generally vote AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, generally vote AGAINST remuneration of auditors if this is a separate voting item; otherwise generally vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or (re)election of statutory auditors, unless:

○	There are serious concerns about the statutory reports presented or the audit procedures used;

○	Questions exist concerning any of the statutory auditors being appointed; or

○	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

○	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

○	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote on a CASE-BY-CASE basis for amendments to the articles of association.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote on a CASE-BY-CASE basis for proposals to amend quorum requirements for shareholder meetings.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

2.	BOARD OF DIRECTORS

Director Elections

Generally vote FOR management nominees in the election of directors, unless:

○	Adequate disclosure has not been provided in a timely manner;

○	There are clear concerns over questionable finances or restatements;

○	There have been questionable transactions with conflicts of interest;

○	There are any records of abuses against minority shareholder interests; or

○	The board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

For Malaysia and Thailand, generally vote FOR the election of a board-nominated candidate unless:

○

He/she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

○	Medical issues/illness;

○	Family emergencies;

○	The director has served on the board for less than a year; and

○	Missing only one meeting (when the total of all meetings is three or fewer).

○	He/she is an executive director serving on the audit, remuneration, or nomination committees; or

○	He/she is a non-independent director nominee and the board is less than one-third independent.

Generally vote FOR the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

For Bangladesh and Pakistan, vote FOR the election of a board-nominated candidate unless:

•

The nominee has attended less than 75 percent of board meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;

◾	Family emergencies;

◾	The director has served on the board for less than a year; and

◾	Missing only one meeting (when the total of all meetings is three or fewer).

•	He/she is an executive directors serving on the audit remuneration, or nomination committees.

For Sri Lanka, vote FOR the election of a board nominated candidate unless:

○

The nominee has attended less than 75 percent of board meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;

◾	Family emergencies;

◾	The director has served on the board for less than a year; and

◾	Missing only one meeting (when the total of all meetings is three or fewer).

○	He/she is an executive director serving on the audit, remuneration, or nomination committees; or

○	He/she is a non-independent director nominee.

For Philippines, where independent directors represent less than the higher of: three independent directors or 30 percent of the board, generally vote AGAINST the following candidates:

○	An executive director with exception of the CEO; or

○	One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company

In accordance with local standards, in determining whether the required percentage of independent directors is satisfied, the total number of directors is multiplied by 30 percent and the product is rounded down to the nearest whole number. For example, a thirteen-director board with three independent directors satisfies the board independence requirement, even though the board is only 21.4-percent independent.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Generally vote AGAINST the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, generally vote AGAINST individual directors, members of a committee, or the entire board, due to:

○	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

○	Failure to replace management as appropriate; or

○

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, vote on a CASE-BY-CASE basis to determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

○	Company performance relative to its peers;

○	Strategy of the incumbents versus the dissidents;

○	Independence of directors/nominees;

○	Experience and skills of board candidates;

○	Governance profile of the company;

○	Evidence of management entrenchment;

○	Responsiveness to shareholders;

○	Whether a takeover offer has been rebuffed;

○	Whether minority or majority representation is being sought.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

○

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

○

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

○	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote on a CASE-BY-CASE basis for proposals seeking indemnification and liability protection for directors and officers.

Generally vote AGAINST proposals to indemnify external auditors.

Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

○	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the guidelines for the purpose being proposed; or

○	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis for proposals to reduce capital in connection with corporate restructuring.

Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote on a CASE-BY-CASE basis for proposals to increase blank check preferred authorizations.

Debt Issuance Requests

Vote on a CASE-BY-CASE basis for non-convertible debt issuance requests, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meet the guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote on a CASE-BY-CASE basis for proposals to approve the pledging of assets for debt.

Increase in Borrowing Powers

Vote on a CASE-BY-CASE basis for proposals to approve increases in a company’s borrowing powers.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

○	A repurchase limit of up to 10 percent of outstanding issued share capital;

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company’s historical practice. However, companies should disclose such limits and, in the future, generally vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

○	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

○	A duration of no more than 18 months.

In addition, generally vote AGAINST any proposal where:

○	The repurchase can be used for takeover defenses;

○	There is clear evidence of abuse;

○	There is no safeguard against selective buybacks; and/or

○	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	COMPENSATION

Compensation Plans

Vote on a CASE-BY-CASE basis for compensation plans.

Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on a CASE-BY-CASE basis for non-executive director compensation proposals that include both cash and share-based components.

Vote on a CASE-BY-CASE basis for proposals that bundle compensation for both non-executive and executive directors into a single resolution.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5.	REORGANIZATIONS/RESTRUCTURINGS

Vote on a CASE-BY-CASE basis for reorganizations and restructurings.

6.	MERGERS AND ACQUISITIONS

Vote on a CASE-BY-CASE basis on mergers and acquisitions taking into account the following:

○

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

○	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause a deal to be scrutinized more closely.

○

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

○

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

○

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

7.	MISCELLANEOUS AND OTHER PROPOSALS

Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

○	The parties on either side of the transaction;

○	The nature of the asset to be transferred/service to be provided;

○	The pricing of the transaction (and any associated professional valuation);

○	The views of independent directors (where provided);

○	The views of an independent financial adviser (where appointed);

○	Whether any entities party to the transaction (including advisers) is conflicted; and

○	The stated rationale for the transaction, including discussions of timing.

If there is a transaction is deemed problematic was not put to a shareholder vote, generally vote AGAINST the election of the director(s) involved in the related-party transaction or AGAINST the full board.

Mandatory Takeover Bid Waivers

Vote on a CASE-BY-CASE basis for proposals to waive mandatory takeover bid requirements.

Reincorporation Proposals

Vote on a CASE-BY-CASE basis for reincorporation proposals.

8.	ANTITAKEOVER MECHANISMS

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

9.	SHAREHOLDER PROPOSALS

Vote on a CASE-BY-CASE basis for shareholder proposals.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

10.	SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

○	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

○	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

○	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

○	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

○

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

○

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Proxy Voting and Class Actions

FAYEZ SAROFIM & CO. AND AFFILIATES

Dated: September 2, 2015

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

1.

Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

2.	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

3.	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, Sarofim considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	Sarofim lacks written proxy voting policies and procedures;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in Clients’ best interests;

•	Conflicts of interest between Sarofim and a Client are not identified or resolved appropriately;

•	Third-party proxy voting services do not vote proxies according to Sarofim’s instructions and in Clients’ best interests;

•	Proxy voting records, Client requests for proxy voting information, and Sarofim’s responses to such requests, are not properly maintained;

•	Sarofim lacks policies and procedures regarding Clients’ participation in class actions; and

•	Sarofim fails to maintain documentation associated with Clients’ participation in class actions.

Sarofim has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

Proxies are assets of Sarofim’s Clients that must be voted with diligence, care, and loyalty. Sarofim will vote each proxy in accordance with its fiduciary duty to its Clients. Sarofim will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Sarofim will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. However, there is an exception for proxies relating to securities that are held at the time Sarofim commences active management of the client’s account and are sold immediately after Sarofim commences such active management and with respect to which no other accounts actively managed by Sarofim already hold that security (such securities being referred to as “Zero Holder Securities”). The policy of Sarofim is not to vote Zero Holder Securities.

The Proxy Coordinator coordinates Sarofim’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Sarofim to maintain certain books and records associated with its proxy voting policies and procedures. Sarofim’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Proxy Coordinator will ensure that Sarofim complies with all applicable recordkeeping requirements associated with proxy voting.

Sarofim has retained Glass Lewis & Co. (“Glass”) to assist in the proxy voting process. Charles Sheedy, Chairman of the Proxy Committee, manages Sarofim’s relationship with Glass. Glass provides the following in connection with the voting of proxies by Sarofim: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. Glass provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by Sarofim.

The Proxy Coordinator ensures that Glass votes all proxies according to Clients’ specific instructions and Sarofim’s general guidance, and retains all required documentation associated with proxy voting.

Absent specific Client instructions, Sarofim has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately.

The Proxy Coordinator receives an email notification when there is a new Client that needs to be added to Sarofim’s proxy voting. The Proxy Coordinator also receives a monthly list of all such new Clients.

The Proxy Coordinator receives the paper ballots or notification through Glass for specific opportunities to vote proxies. The Proxy Coordinator then downloads the recommendations from Glass for each proxy vote and forwards them to the individual analyst for voting direction.

In deciding how to vote proxies, Sarofim relies, for the most part, on (i) the business judgment of the management and directors of the issuer of the security (“Issuer”) and (ii) the fiduciary responsibilities that the Issuer’s directors have with respect to the Issuer’s shareholders. However, whenever Sarofim determines, based upon the information available to it, that management’s recommendations do not appear to be in the best interests of the Issuer’s shareholders, management’s recommendations will not be followed in voting the proxies.

The analyst who is responsible for the research coverage of the Issuer reviews the particular proxy statement. Such review includes, but is not limited to, consideration of the Glass analyses and the ISS vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst’s vote recommendation differs from the Glass vote recommendation, the analyst must provide a written explanation of why the analyst’s vote recommendation differs from the Glass vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by the Chairman of the Proxy Committee. If Chairman of the Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst’s vote recommendation shall be final and binding.

If the Chairman of the Proxy Committee and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding.

The Chairman of the Proxy Committee or Proxy Committee members will review any documentation associated with the proxy vote and evaluate the analyst’s proposal. The Chairman of the Proxy Committee or Proxy Committee members may wish to consider, among other things:

1.	A vote’s likely short-term and long-term impact on the Issuer;

2.	Whether the Issuer has responded to the subject of the proxy vote in some other manner;

3.	Whether the issues raised by the proxy vote would be better handled by some other action by, for example, the government or the Issuer;

4.	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

5.	Whether the analyst’s proposal appears consistent with Clients’ best interests.

After taking a reasonable amount of time to consider the analyst’s proposal, each of the Proxy Committee members will make a recommendation regarding the proxy vote. The Chairman of the Proxy Committee will record each member’s recommendation, and the proxy will be voted according the recommendations of a majority of the Committee’s members

Neither the analyst nor any member of the Proxy Committee involved in the consideration of the vote may be a person (an “Interested Person”) who is (i) an officer or director of the Issuer, (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

The following examples are meant to help identify other potential conflicts:

1.	Sarofim provides investment advice to an Issuer (i.e., publicly traded company). Sarofim receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

2.	Sarofim provides investment advice to an officer or director of an Issuer. Sarofim receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

3.

Sarofim or an affiliate has a financial interest in the outcome of a proxy vote, such as when Sarofim is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Sarofim;

4.	An issuer or some other third party offers Sarofim or an Employee compensation in exchange for voting a proxy in a particular way;

5.	An Employee, or a member of an Employee’s household, has a personal or business relationship with an Issuer. Sarofim receives a proxy solicitation from that Issuer; and

6.	Sarofim or its Covered Persons have a short position in an Issuer, but Sarofim’s Clients have a long position in the same Issuer. Sarofim receives a proxy solicitation from the Issuer.

When making any voting recommendation, the analyst must certify that he or she is not an Interested Person. If the analyst is an Interested Person, the Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Proxy Committee are all Interested Persons, the Board of Directors of Sarofim shall appoint an individual who is not an Interested Person to participate in the required review of an analyst’s vote recommendation. The individual making the voting recommendation must certify that he or she is not an Interested Person.

Sarofim will not neglect its proxy voting responsibilities, but Sarofim may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Sarofim may be unable to vote securities that have been lent by the custodian. The Chairman of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Sarofim does not vote a Client’s proxy.

The final proxy voting decision is provided to the Proxy Coordinator who places the vote online through Glass. The Proxy Coordinator or Glass will retain the following information in connection with each proxy vote:

◾	The Issuer’s name;
◾	The security’s ticker symbol or CUSIP, as applicable;
◾	The shareholder meeting date;

◾	The number of shares that Sarofim voted;
◾	A brief identification of the matter voted on;
◾	Whether the matter was proposed by the Issuer or a security-holder;
◾	Whether Sarofim cast a vote;
◾	How Sarofim cast its vote (for the proposal, against the proposal, or abstain);
◾	Whether Sarofim cast its vote with or against management; and
◾	A list of ballots and shares voted
◾	Any back-up documentation.

Sarofim may vote the same proxy in two directions only if a Client has specifically asked Sarofim to vote his/her shares a certain way. If Sarofim votes the same proxy in two directions, the Proxy Coordinator will maintain documentation describing the reasons for each vote (e.g., Sarofim believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management) in the file of the Client that requested the specific vote.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Proxies received after a Client terminates its advisory relationship with Sarofim will not be voted. The Proxy Coordinator will promptly return such proxies to the sender, along with a statement indicating that Sarofim’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Sarofim.

Class Actions

Sarofim does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The General Counsel and/or CCO will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Client.

Disclosures to Clients

Sarofim includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how Sarofim voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO and the Proxy Coordinator, who will respond to any such requests.

As a matter of policy, Sarofim does not disclose how it expects to vote on upcoming proxies. Additionally, Sarofim does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Federated Investors, Inc.

Operating Procedures

Effective 01/24/2017

Proxy Voting Policies and Procedures

Business Unit/Division: Investment Management

Purpose of this Procedure

To describe the proxy voting policies, practices and procedures of the Federated advisory companies in order to comply with Rule 206(4)-6 under the Investment Adviser’s Act of 1940 (the “Adviser’s Act”).

Governing Policy

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Company, Federated Investment Counseling, Federated Investors (UK) LLP, Federated MDTA LLC, Passport Research, Ltd., and Federated Advisory Services Company (each an “Adviser” and collectively, the “Advisers”) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in compliance with Rule 206(4)-6 under the Adviser’s Act. These Policies and Procedures shall also apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which an Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Directors or Trustees of such investment company has delegated to the Adviser authority to vote the investment company’s proxies, subject to the Board’s oversight and receipt of regular reports.

GENERAL POLICY

Unless otherwise directed by a client or the Board of Directors or Trustees of an investment company, it is the policy of the Advisers to cast proxy votes at shareholder meetings for the securities in which voting rights are held as of a record date (“Company Meetings). The Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the General Policy. Nothing in the General Policy shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of the fund/account shareholders (“Underlying Shareholders”).

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how the General Policy may apply to management proposals and shareholder proposals submitted for approval or ratification by holders of the company’s voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

Corporate Governance

Generally, the Advisers will vote proxies:

•	In favor of a proposal to require a company’s audit committee to be comprised entirely of independent directors;

•	In favor of shareholder proposals to declassify the board of directors;

•	In favor of shareholder proposals to require a majority voting standard in the election of directors;

•	In favor of proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree;

•	In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

•	In favor of a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company;

•	In favor of a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company;

•	In favor of shareholder proposals to eliminate supermajority requirements in company bylaws;

•	In favor of shareholder proposals to separate the roles of chairman of the board and CEO;

•	In favor of shareholder proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”);

•	In favor of directors nominated in an uncontested election, but against any director who:

•	had not attended at least 75% of the board meetings during the previous year;

•	serves as the company’s chief financial officer;

•	has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company

•	is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director;

•	served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; and/or

•	served on a board that did not implement a shareholder proposal that Federated supported and where such proposal also received more than 50% shareholder support.

In favor of a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent.

Capital Structure

Generally, the Advisers will vote proxies:

•	Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

•	In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

•	In favor of a proposals to grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders; and

•	In favor of a proposal authorizing a stock repurchase program.

Compensation and Stock Option Plans

Generally, the Advisers will vote proxies:

•	Against the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance.

•	In favor of the advisory vote on the frequency of the Say On Pay vote when the frequency is annually.

•	In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

•	Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

•	Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

Contested Elections

The Advisers will vote proxies relating to contested elections of directors based upon the Advisers’ analysis of the opposing slates and their proposed business strategy and the expected impact on the long-term value of the securities being voted.

Cost/Benefit Analysis

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if it is determined that the consequences or costs of voting outweigh the potential benefit to the Underlying Shareholders. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

When Federated Does Not Perform Qualitative Research

The Advisers may employ an investment strategy for certain funds or accounts that does not make use of qualitative research. For example, the MDT and Intercontinental investment teams utilize quantitative strategies. Further, Federated may engage a sub-adviser that utilizes a quantitative strategy to manage certain funds or accounts. In both of these cases (“Non-Qualitative Accounts”), Federated may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Advisers will vote the proxies of these Non-Qualitative Accounts as follows:

•	In accordance with the Standard Voting instructions (defined below) adopted by the Adviser with respect to issues subject to the proxies;

•	If the Advisers are directing votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account;

•	If neither of the first two conditions apply, as the proxy voting service is recommending (see below for discussion of Proxy Advisors’ conflicts of interest); and

•	If none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Securities Lending Recall

The Advisers will not have the right to vote on securities while they are on loan. However, the Advisers will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Advisers believe materially affects shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee (See Security Lending Procedures for details of how the services of the proxy voting service are used to recall securities). However, there can be no assurance that the Advisers will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.

Background / Overview

Under Rule 206(4)-6 of the Adviser’s Act, every investment adviser (as defined in Section 2(a)(20) of the 1940 Act) must “adopt and implement written policies and procedures that are reasonably designed to ensure that [investment advisers] vote client securities in the best interests of clients”. In addition, under Rule 30b1-4 of the 1940 Act, each registered investment management company must, no later than August 31st of each year, file a proxy voting record on Form N-PX for the most recent twelve-month period ending June 30th (See Form N-PX Filing procedures). These Policies and Procedures are designed to ensure that the Advisers meet the requirements of these rules.

The Advisers have established a Proxy Voting Committee (the “Committee”) consisting of the following permanent voting members (unless noted otherwise):

Chief Investment Officer for Global Equity

President of the Advisers

Chief Risk Officer (non-voting)

Head of the Proxy Voting Operations Team

The permanent members may then appoint other members, both voting and non-voting, to the Committee as they deem necessary. The Committee will notify its clients (which shall be the Board of Trustees/Directors in the case of a registered investment company), upon written request, of the identity of any members appointed to the Committee as well as changes made to the Committee membership.

A majority of the voting members of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the General Policy noted above. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

Employment of Proxy Voting Services

The Advisers have hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Committee in order to vote common proxy proposals. As the Committee believes that a shareholder vote is equivalent to an investment decision, the Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Committee believes is: (i) in the best interests of the Advisers’ clients (including shareholders of the funds advised by the Advisers), and (ii) will enhance the long-term value of the securities being voted. Refer to the General Policy described above. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Committee. The Advisers have executed and delivered to the proxy voting service a limited power of attorney to cast ballots on behalf of the Advisers’ clients.

However, if the Standard Voting Instructions require case-by-case direction for a proposal, the Proxy Voting Operations Team (the “PVOT”) will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Committee. This process is described in more detail below.

The Proxy Voting Management Group

The Committee has created the Proxy Voting Management Group (“PVMG”) to assist it in carrying out the day-to-day operations related to proxy voting. The PVMG consists of the following permanent members:

•	Head of Investment Management Administration

•	Head of Proxy Voting Operations Team
•	Compliance Officer

The PVMG also consists of other members who are appointed from time to time by the Head of Investment Management Administration as needed.

The day-to-day operations related to proxy voting is carried out by the PVOT and overseen by the PVMG. This work includes, but is not limited to:

•	interacting with the proxy voting service on the Committee’s behalf;
•	soliciting voting recommendations from the Advisers’ investment professionals, as necessary, on case-by-case items;
•	bringing voting recommendations to the Committee for case-by-case items and for voting contrary to the Standard Voting Instructions;
•	filing any required proxy voting reports;
•	providing proxy voting reports to clients and investment companies as they are requested from time to time;
•	keeping the Committee informed of any issues related to proxy voting;
•	voting client shares on ballot questions of a technical, procedural, or administrative nature; and
•	voting client shares as directed by the Committee.

Procedure Steps

General Daily Processing

Federated’s Business Information Systems Department (“BISD”) will send to Glass Lewis on a daily basis a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers. Glass Lewis shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that Glass Lewis has received ballots for all such voting securities on the record date. If Glass Lewis has not received ballots for all voting securities, they will contact the Advisers and assist in obtaining the missing ballots from the custodian(s). Glass Lewis will vote any proposals for which it has received Standard Voting Instructions from the Advisers.

Case-By-Case Voting

The Standard Voting instructions require certain proposals to be voted as “case-by-case” items. This means Glass Lewis will not automatically cast a vote but indicate to the PVOT that the proposal should be voted manually. For each case-by-case item, the PVOT will seek a voting recommendation from an investment professional who has performed qualitative research on the company. The PVOT will then present the voting recommendation to the Committee for their approval. Once approval is received, the PVOT will vote the item on the Glass Lewis system.

If the proposal is for any of the following questions, the PVOT will notify the investment professional who has performed qualitative research on the company that, absent any objections, Federated is planning to cast a FOR vote.

1.	M&A transactions
2.	Questions concerning raising capital through issuance of securities
3.	Questions concerning divestitures and spin-offs
4.	Elimination of dual class common stock
5.	Approval of fixed versus variable compensation ratios.

If the investment professional has no objections, the PVOT will vote FOR on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.

If the proposal is for a highly technical, procedural, or administrative question, the Head of the PVOT will research the issue, determine the vote, and direct the PVOT to vote the item on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.

When Federated Does Not Perform Qualitative Research

When a proxy proposal requires a case-by-case vote for a security held solely by a Non-Qualitative Account, the PVOT shall vote the shares as recommended by the proxy voting service. (See below for discussion of Proxy Advisors’ conflicts of interest.) The PVOT will retain copies of all documentation related to the vote as required in the paragraph of these Policies and Procedures entitled “Recordkeeping and Reporting.”

Micro Cap Processing

As stated above, the Committee has provided instructions to the proxy voting service to use when voting common proxy proposals. Also as stated above, the Committee may vote contrary to those instructions in cases where the Committee believes that in doing so, it is voting in the best interests of shareholders and in a manner that will enhance the long-term value of the securities being voted. To this end, the Committee has instructed the proxy voting service, for companies with a market capitalization of less than $750 million (“micro-cap companies”), to vote some proxy issues utilizing modified instructions.

Voting Shares of Mutual Funds and Exchange Traded Funds

In four situations it may be appropriate for the Advisers to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This proportional voting is referred to in the industry as “echo voting.”

1.	When a Federated Fund Owns an ETF

The need to echo vote is dependent on the terms in participation agreement between Federated and the various ETF complexes, which allow the Federated funds to invest in ETFs in excess of the limitations contained in the Investment Company Act of 1940 (“1940 Act”). Due to this complexity, the PVOT will always echo vote ETF proxies.

2.	When a Federated Fund Owns Another Federated Fund

If a Federated fund owns shares in another Federated fund, the fund will echo vote its shares regardless of the size of its position. Alternatively, the Board of Trustees of the Federated fund could direct the Committee to vote in another manner.

3.	When a Federated Fund or a Sub-Advised Mutual Fund Client Owns an Unaffiliated Mutual Fund

If a Federated fund or a sub-advised mutual fund client owns shares of an unaffiliated mutual fund in excess of a limit contained in the 1940 Act, echo voting is required. That conditions associated with the exception are contained in Section 12(d)(1)(F) of the 1940 Act. Since the limit may vary from case to case, the PVOT will seek written guidance from the Compliance Department whenever this situation arises. That guidance, whether or not echo voting is required, will become part of the permanent records supporting this proxy vote.

4.	When a Sub-Advised Mutual Fund Client Owns a Federated Fund

If a sub-advised fund owns shares in a Federated fund, the sub-advised fund will echo vote its shares. Alternatively, the Adviser to the sub-advised fund could direct the Committee to vote in another manner.

Form N-PX Filing

After June 30th of each calendar year, the PVOT will direct the proxy voting service to provide the annual voting records of each 1940 Act fund to Federated’s Board Relations Department. The Board Relations Department will provide a list of all funds required to file a Form N-PX under the 1940 Act to the PVOT for review and verification. The Board Relations Department, as necessary, will coordinate the review of the Form N-PX filings with relevant fund attorneys at K&L Gates, Federated’s Outside Counsel. The Board Relations Department will then use the reviewed list while filing the Forms N-PX to ensure that all required fund voting records are filed with the Securities and Exchange Commission prior to the August 31st deadline. This process shall be detailed in the Form N-PX Filing Procedure.

Advisers’ Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest in how the Adviser votes the proxy on behalf of its client. For purposes of these Policies and Procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to below as an “Interested Company.” (See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for guidance on how to identify an Interested Company.) The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company whose stock is owned by any investment company or account advised by Federated shall not be treated as an “affiliated person” based solely on the ownership or control of that company’s stock1.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

1.	Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

2.	Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

1         Section 2(a) of the Investment Company Act defines an “Affiliated Person” of another person as (A) any person directly or indirectly owning, controlling, or holding with power to vote 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As stated above, for purposes of this Policy, a company will not be treated as an affiliate solely because an investment company or other account advised by the Adviser owns, controls, or holds with power to vote five percent or more of the outstanding voting securities of that company. See “Downstream Affiliates” procedure below.

3.	If the Standard Voting Instructions already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Standard Voting Instructions require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

4.	If the Committee provides any such further direction as to the voting of proxies relating to an Interested Company (as in a case-by-case vote described above), the Committee shall disclose annually to the Board of Directors or Trustees of any investment company, and upon request to any other client, on behalf of whom proxies were cast:

•	That the Advisers have a significant business relationship with the Interested Company;

•	The proposals regarding which proxies were cast;

•	Any material communications between the Advisers and the Interested Company regarding the proposal; and

•	Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

5.	If the Adviser’s client owns shares of an investment company for which the Adviser is the investment adviser, the Committee will vote the client’s proxies for that investment company in the same proportion as the votes cast by shareholders who are not clients of the Adviser, unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees).

6.	To ensure that any proxy relating to an Interested Company is voted in accordance with this Policy and, any such vote is reported to the client or the Board of Directors or Trustees as required by this Policy, each month the PVOT will obtain the following lists:

a.    List of any Adviser client that is a public company. This list will come from Investment Management Administration.

b.    List of any entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser. This list will come from the Compliance Department.

c.    List of and any entity from or through whom more than 10% of Federated Investors Inc. revenue is derived. These entities are identified on a quarterly basis for purposes of the concentration risk disclosure in the FII Form 10-Q and 10-K. Additional entities can be added to this list if they are determined by the Committee to have a significant business relationship with the Adviser.

The PVOT will identify any proxies relating to any entity appearing on this list.

In lieu of following steps 3 and 4, the Adviser may seek direction from the client (or, in the case of an investment company, its Board of Directors or Trustees) on how a proposal(s) concerning an Interested Company shall be voted. In seeking such direction, the Adviser will disclose the nature of its significant business relationship which has caused the company to be considered an Interested Company. The Adviser may also provide a recommendation to the client (or in the case of an investment company, its Board of Directors or Trustees) on how the proposal(s) should be voted and the basis for its recommendation. Such recommendation may be contrary to the direction provided in the Standard Voting Instructions. The Adviser shall follow the direction of the client (or in the case of an investment company, its Board of Directors or Trustees) on the proposal(s) in which it has sought direction.

Downstream Affiliates

If the Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”)2, the Committee must first receive guidance from Counsel to the Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If Counsel determines that an actual conflict exists, the Committee must address any such conflict with the Executive Committee of the Board of Directors or Trustees of any Investment Company client prior to taking any action on the proxy at issue. See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for an illustration of the steps in this process.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms, such as Glass Lewis and ISS, may have significant business relationships with the subjects of their research and voting recommendations. For example, a Glass Lewis client may be a public company with an upcoming shareholders’ meeting and Glass Lewis has published a research report with voting recommendations. In another example, a Glass Lewis board member is also sits on the board of a public company for which Glass Lewis will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of Glass Lewis have influenced proxy voting recommendations, the Advisers will take the following steps:

1.	A due diligence team made up of Federated employees will meet with Glass Lewis on an annual basis and determine through a review of their policies and procedures and through inquiry that Glass Lewis has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research. See below for recordkeeping requirements.

2.	Whenever the standard voting guidelines call for voting a proposal in accordance with the Glass Lewis recommendation and Glass Lewis has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps:

a.	The PVOT will obtain a copy of the research report and recommendations published by ISS for that issuer.

b.	The Head of the PVOT, or his designee, will review both the Glass Lewis research report and the ISS research report and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Committee on a quarterly basis.

Alternatively the PVOT may seek direction from the Committee on how the proposal shall be voted.

Recordkeeping

In addition to any other reports required hereunder, the Committee shall submit a report to the Board of Directors or Trustees of any investment company client, as applicable, at the next meeting of such Board of Directors or Trustees after which the Committee has voted contrary to the Proxy Voting Guidelines on a proposal affecting any Downstream Affiliate. The report shall include:

•	The reason why the company is a Downstream Affiliate;

2        Although the Investment Company Act defines, in relevant part, an “affiliate” as any person 5 percent or more of whose outstanding voting securities are owned with power to vote, by such other person, for purposes of this Policy, the amount of ownership required to be deemed a Downstream affiliate has been determined to be 10%.

•	The proposal(s) regarding which proxies were cast;

•	Any material communications between the Adviser and the Downstream Affiliate regarding the proposal(s); and

•	The reason for the Adviser’s decision to vote contrary to the proxy voting guidelines.

PVOT shall maintain copies of each proxy statement received on behalf of the Advisers’ clients and a record of the vote cast on behalf of each client. PVOT will provide the proxy information to the Advisers promptly upon request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting instructions directed to the PVOT), (b) any written client request for information on how a client’s proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

PVOT shall maintain documentation of the annual due diligence meeting conducted at Glass Lewis. This documentation shall include a letter from Federated to Glass Lewis containing the significant observations of the due diligence team.

Exceptions

An Adviser may, at the request and direction of a client on behalf of whom the Adviser serves as an “investment adviser” (as defined in Section 202(a)(11) of the Adviser’s Act), employ additional voting instructions to vote the shares held by funds and accounts advised by the Adviser in a manner required by the client. For example, the Adviser may employ the proxy voting service’s Taft-Hartley proxy voting policies in order to vote the shares held by an account or fund that has a fiduciary duty to vote its proxies consistent with AFL-CIO guidelines. This exception will always be at the request of the client and all votes will be administered by the proxy voting service. The Adviser will exercise no discretion in voting in such a case.

Key Terms, Definitions, References

DEFINITIONS

General Policy – refers to Federated’s policy of voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities.

Standard Voting Instructions – specific instructions, based on the General Policy, supplied to the proxy voting service by the Proxy Voting Committee to enable the proxy voting service to implement automated proxy voting.

Investment Adviser - as defined in Section 2(a) of the Investment Company Act of 1940.

Significant Business Relationship - includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.

Interested Company - a company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers.

Downstream Affiliate – a company whose stock is owned by an investment company or account managed by Federated where the level of ownership is 10% or more of the outstanding shares.

Upstream Affiliate - Entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser.

FIAM LLC Proxy Voting Guidelines

January 2017

1.	General Principles

•	Voting of shares will be conducted in a manner consistent with the best interests of clients. In other words, securities of a portfolio company will generally be voted in a manner consistent with the Guidelines and without regard to any other FIAM or Fidelity companies’ relationship, business or otherwise. In evaluating proposals, FIAM considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

•	FMR Investment Proxy Research votes proxies on behalf of FIAM’s clients. Execution of FIAM Proxy Votes is delegated to FMR Investment Proxy Research. Like other Fidelity employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of FIAM’s clients. Fidelity employees, including Investment Proxy Research employees, are instructed to avoid situations that could present even the appearance of a conflict. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity’s corporate policy on conflicts of interests.

•	For proposals not covered by the Guidelines or that involve other special circumstances, FIAM evaluates them on a case-by-case basis with input from the appropriate analyst or portfolio manager with review by an attorney within FMR’s General Counsel’s office, senior management of Fidelity Asset Management, and a member of senior management within FMR Investment Proxy Research.

•	FIAM will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, FIAM will generally abstain.

•	Many FIAM accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

•	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, FIAM will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM will generally not vote proxies in order to safeguard fund holdings information.

•	Where a management-sponsored proposal is inconsistent with the Guidelines, FIAM may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and FIAM will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FIAM will generally withhold authority for the election of directors at the next election.

2.	Definitions (as used in this document)

•	Anti-Takeover Provision - includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

•	Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

•	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

•	Sunset Provision - a condition in a charter or plan that specifies an expiration date.

•	Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

•	Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

•	Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

•	Micro-Capitalization Company - a company with market capitalization under US $300 million.

•	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

3.	Directors

•	Election of Directors

FIAM will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FIAM will also generally withhold authority for the election of all directors or directors on responsible committees if:

•	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FIAM will consider not withholding authority on the election of directors if all of the features outlined under the Anti-Takeover Provisions below are met when a Poison Pill is introduced, extended, or adopted.

FIAM will also consider not withholding authority on the election of directors when:

1.	FIAM determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

2.	One or more of the features outlined under the Anti-Takeover Provisions below are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding those features to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will withhold authority on the election of directors.

•	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

•	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has adopted or extended a Golden Parachute.

•	The company has not adequately addressed concerns communicated by FIAM in the process of discussing executive compensation.

•	To gain FIAM’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

•	The director attended fewer than 75% of the aggregate number of meetings of the board and its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

•	The board is not composed of a majority of independent directors.

Contested Director Elections

FIAM believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds’ assets are invested. FIAM will vote on a case-by-case basis in contested director elections, taking into account factors such as management’s track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder’s and management’s nominees; and other factors. Ultimately, FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.

Indemnification

FIAM will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FIAM is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

Independent Chairperson

FIAM will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FIAM will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

Majority Voting in Director Elections

FIAM will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FIAM may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

Proxy Access

FIAM will evaluate management and shareholder proposals to adopt proxy access on a case-by-case basis, but generally will vote in favor of proposals that include ownership thresholds of at least 3% (5% in the case of Small-Capitalization Companies); holding periods of at least three years; establish the number of directors that eligible shareholders may nominate as 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

4.	Compensation

•	Executive Compensation

◾	Advisory votes on executive compensation (Say on Pay)

a.	FIAM will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:

(i)	The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;

(ii)	The alignment of executive compensation and company performance relative to peers; and

(iii)	The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

b.	FIAM will generally vote against proposals to ratify Golden Parachutes.

◾	Advisory vote on frequency of Say on Pay votes

When presented with a frequency of Say on Pay vote, FIAM will generally support holding an annual advisory vote on Say on Pay.

Equity Compensation Plans

FIAM will generally vote against equity compensation plans or amendments to authorize additional shares under such plans if:

1.	(a) The company’s average three year burn rate is greater than 1.5 % for a Large- Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FIAM to conclude that the burn rate is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

Equity Exchanges and Repricing

FIAM will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

Whether the proposal excludes senior management and directors;

Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

The company’s relative performance compared to other companies within the relevant industry or industries;

Economic and other conditions affecting the relevant industry or industries in which the company competes; and

Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

Employee Stock Purchase Plans

FIAM will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, FIAM may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

Bonus Plans and Tax Deductibility Proposals

FIAM will generally vote in favor of cash and stock incentive plans that seek shareholder approval to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code.

5.	Anti-Takeover Provisions

FIAM will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. In the case of a Poison Pill, it either:

1.	Includes the following features:

1.1.	A Sunset Provision of no greater than five years;

1.2.	Links to a business strategy that is expected to result in greater value for the shareholders;

1.3.	Requires shareholder approval to be reinstated upon expiration or if amended;

1.4.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and

1.5.	Allows Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities; or

2.	Is crafted only for the purpose of protecting a specific tax benefit and after evaluating the prospect based on its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

FIAM will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

B.	In the case of shareholder proposals regarding shareholders’ right to call special meetings, FIAM generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

C.	In the case of proposals regarding shareholders’ right to act by written consent, FIAM will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, record date requests from at least 25% of the outstanding shareholders and consents must be solicited from all shareholders.

D.	In the case of proposals regarding supermajority provisions, FIAM may vote to support such a provision when FIAM determines that it may protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

6.	Capital Structure / Incorporation

◾	Increases in Common Stock

FIAM will generally vote against a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options. However, in the case of real estate investment trusts (REIT), FIAM will generally vote against a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares.

◾	Reverse Stock Splits

FIAM will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

◾	Multi-Class Share Structures

FIAM will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

◾	Cumulative Voting Rights

FIAM will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

◾	Acquisition or Business Combination Statutes

FIAM will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

◾	Incorporation or Reincorporation in Another State or Country

FIAM will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. FIAM will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

7.	Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

◾	If applicable, when a FIAM account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FIAM will vote in the same proportion as all other voting shareholders of the underlying fund (“echo voting”). FIAM may choose not to vote if “echo voting” is not operationally practical.

◾	Certain FIAM accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. FIAM will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

8.	Other

◾	Voting Process

FIAM will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

◾	Environmental and Social Issues

FIAM generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company.

For example, FIAM may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. FIAM also may support proposals on issues such as equal employment, and board and workforce diversity.

FIDUCIARY MANAGEMENT, INC. (FMI)

Statement on Proxy Voting Policies and Voting Procedures

(Effective as of 12/31/2008)

Policies

Fiduciary Management, Inc. (“FMI”) will vote proxies in a manner that we feel best protects the interests of the common shareholder. We will look critically upon any issue or vote that will limit or reduce the prerogatives and/or influence of the common shareholders. The following statement of policies is couched in terms of our general posture on various issues, recognizing that there are always exceptions.

Administrative Issues

We will generally vote in favor of the re-election of directors and the appointment of actuaries, auditors, and similar professionals. We will also vote in favor of programs of indemnification of directors, which are consistent with common practice. The changing of auditors raises a yellow flag, and we try to determine the reasons for any change. If the change results from a dispute between the company and the auditors, and we feel the auditor’s position is correct, we will vote against making a change.

Management Entrenchment Issues

We will generally vote against any proposal or policy that seeks to prevent the takeover of a company that is in receipt of a bona fide offer, whether friendly or otherwise. Such anti-takeover policies may include, but are not limited to poison pill, super-majority voting, golden parachute arrangements, and staggered board arrangements, where that represents a change from a standard board. We will generally vote in favor of maintaining preemptive rights for shareholders, one share/one vote, and cumulative voting rights. Generally we will support proposals calling for majority vote for directors and separation of the Chairman and CEO roles.

We will tend to vote against creation of classes of stock with superior voting rights, which protect management’s voting control despite reduced financial commitment of management to the company. We will evaluate proposals, such as changing state of incorporation, fiscal year, or corporate charter, in light of specific circumstances prompting the proposal, to determine whether the proposed change would reduce shareholders’ rights.

Mergers and Acquisitions

Voting on mergers, acquisitions, or spin-offs requires an evaluation of the impact of those transactions upon the company, and we will vote based upon our assessment of what is best for the company and therefore the shareholders. With respect to a proposed takeover of the company, we initially evaluate an offer for the company in terms of the fairness of the price. We do this in the context of a two- to three-year time horizon to avoid selling at a premium over a temporarily depressed stock price. We would generally vote in favor of offers that represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. We will oppose offers, which we feel represent an unfair price, and we will oppose offers where shareholders are asked to finance a takeover by taking back debt or preferred stocks of questionable quality. We tend to be skeptical of management-led leveraged buyouts, as we feel it is very difficult for them to be objective as to the value of the company when they are the purchaser.

Management Incentives

We strongly favor programs that encourage outright stock ownership as opposed to conventional option plans. In limited cases, when the options are earmarked for lower level employees and the absolute amount is modest, we will vote affirmatively. We now generally vote against traditional stock option plans. Typical option plans result in a misalignment of management and shareholder interests, due to the asymmetrical risk profile of an option. Since there is no downside risk, managements have an incentive to take excessive risk. In short, executives tend to cease thinking like true owners. We like to see senior and executive level managers own stock in multiples of their annual salary.

Ideally we prefer to see bonuses and incentive awards paid in stock (with a vesting period), rather than cash or options. We look for stock award plans to be based on tangible operating performance metrics, such as return-on-invested capital or profit margin.

Additionally, when we deem a management as excessively compensated, we will likely vote against any kind of additional reward plan, even if the plan by itself looks reasonable.

Social Issues

It is our belief that socially responsible companies have, over time, provided superior investment returns for long-term investors. Fair hiring and inclusiveness with respect to women and minorities create a positive corporate culture that offers greater opportunities for growth for all employees, with concomitant rewards for shareholders of the company. A responsible corporate policy with respect to environmental issues is critical to all of us.

Our general posture with respect to social issues is to support management so long as they are complying with the spirit of the laws and regulations of the United States of America. Shareholder proposals must be considered on a case-by-case basis. The number of specific issues that we have seen raised on proxy votes with respect to social and labor issues are increasing. Since there is much “gray” and little “black and white” with respect to the level of corporate commitment to many of the social issues, and since we are generally supportive of the goals and policies of the companies which we own, we would tend to vote in favor of management on these issues absent evidence that the company is abusing our trust, or direction from our clients to the contrary. If it is the desire of a client to provide input and direction on the voting of proxies with respect to certain issues, we would be more than happy to advise them when such issues arise and to defer to their wishes in voting on those issues.

Conflicts of Interest

When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where FMI may receive fees from a company for advisory or other services at the same time that FMI has investments in the stock of that company, we will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules, e.g. directors and auditors. On other issues, we will advise our clients of the conflict, and we will vote as the client directs. If we receive no direction from a client, we will abstain.

Procedures

FMI has the responsibility and authority to vote proxies with respect to the securities under its management unless the right to vote proxies is expressly reserved for the client, plan trustees or other plan fiduciary. FMI will advise the Pension Committee, Board of Trustees, Custodian or Client to forward all proxy materials to its offices and will take reasonable steps to ensure that they are received. We will review the issues to be voted upon and vote the proxies in accordance with the policies stated above, unless directed otherwise by the client. We will maintain and monitor all meeting, ballot, account and vote information, and make this information available to clients upon request.

In situations where securities held in a portfolio are not generally owned “across the board” in all client accounts with the same investment style, i.e. small holdings, we will vote those proxies based upon the management’s recommendations.

Proxies cannot be voted on any securities that have been loaned out by the client. Where securities have been loaned out and a vote is required regarding a material event, FMI will attempt to recall the loaned security in order to vote the proxy. This does not apply to “small holdings” as defined above.

Loomis, Sayles & Company, L.P.

Proxy Voting Policies and Procedures

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

May 10, 2012

February 11, 2013

February 7, 2014

September 8, 2014

June 8, 2015

September 1, 2015

April 8, 2016

CONTENTS

1	GENERAL
Introduction
General Guidelines
Proxy Committee
Conflicts of Interest
Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR
Adjustments to Par Value of Common Stock
Annual Election of Directors
Appraisal Rights
Authority to Issue Shares ( for certain foreign issuers)
Blank Check Preferred Authorization
Chairman and CEO are the Same Person
Changing Corporate Name
Confidential Voting
Cumulative Voting
Delivery of Electronic Proxy Materials
Director Nominees in Uncontested Elections
Director Related Compensation

Election of CEO Director Nominees
Election of Mutual Fund Trustees
Equal Access
Fair Price Provisions
Golden and Tin Parachutes
Greenshoe Options
Independent Audit, Compensation and Nominating Committees
Independent Board Chairman
Majority Voting
OBRA-Related Compensation Proposals
Ratifying Auditors
Reverse Stock Splits
Right to Adjourn
Right to Call a Special Meeting
Share Cancellation Programs
Shareholder Ability to Alter the Size of the Board
Shareholder Ability to Remove Directors
Share Repurchase Programs
Stock Distributions: Splits and Dividends
White Squire Placements
Written Consent

3	PROPOSALS USUALLY VOTED AGAINST
Common Stock Authorization
Director and Officer Indemnification and Liability Protection
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Shareholder Ability to Remove Directors
Share Retention By Executives
Staggered Director Elections
Stock Ownership Requirements
Supermajority Shareholder Vote Requirements
Term of Office
Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY
THE PROXY VOTING SERVICE
401(k) Employee Benefit Plans
Compensation Plans
Employee Stock Ownership Plans
Executive Compensation Advisory Resolutions (“Say-on-Pay”)
Non-Material Miscellaneous Bookkeeping Proposals
Preemptive Rights
Proxy Access
Stock Option Plans
Technical Amendments to By-laws

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION
Asset Sales
Bundled Proposals
Charitable and Political Contributions and Lobbying Expenditures
Compensation in the Event of a Change in Control

Conversion of Debt Instruments
Corporate Restructuring
Counting Abstentions
Debt Restructurings
Delisting a Security
Director Nominees in Contested Elections
Disclosure of Prior Government Service
Environment and Social issues
Animal Rights
Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies
Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis
Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements
Mutual Fund Fundamental Investment Restrictions
Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State
Spin-offs
Takeover Statutes
Tender Offer Defenses
Transition Manager Ballots

1. GENERAL

1.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

2.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

›	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

›	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

›	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

› Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

› Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

› Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

› Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

3.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including:

(i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

4.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

5.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g. health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.
C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2017

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in

MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

For directors who are not a CEO of a public company, MFS will vote against a nominee who serves on more than five (5) public company boards in total. MFS may consider exceptions to this policy if (i) the director is either retired or listed as “professional director” in the proxy statement; (ii) the company has disclosed the director’s plans to step down from the number of public company boards exceeding five (5) within a reasonable time; or (iii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex.

For directors who are also a CEO of a public company, MFS will vote against a nominee who serves on more than three (3) public-company boards in total. However, we will support his or her re-election to the board of the company for which he or she serves as CEO).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a

“Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.

MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

–	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

–

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

–	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of Proxy Administrators and/or other 3rd party vendors to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g. proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals) a representative of MFS Proxy Voting Committee will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues, please visit www.mfs.com and refer to our most recent Annual Global Proxy Voting and Engagement Report for contact information.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

PIMCO

PROXY VOTING POLICY AND PROCEDURES

June 2014

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

Policy

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.

Effective Date:	August 2003

Revised Date:	May 2007 May 2010
October 2012
June 2014

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

A.	General Statements of Policy

These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B.	Conflicts of Interest

1.	Identification of Material Conflicts of Interest

a)

In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)

Equity Securities.[2] PIMCO has retained an Industry Service Provider (“ISP”)[3] to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

c)

Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2.	Resolution of Identified Conflicts of Interest
a)

Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b)

Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c)

PIMCO-Affiliated Fund Shares Voted by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. Pursuant to Section B.2.f, PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP.

d)

All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

e)	Methods for Resolving Identified Conflicts of Interest.

1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

•

If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•

If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)

Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•	Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•	Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•

Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

◾	The nature of the relationship of the issuer with PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3)

The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

f)

Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, by voting in accordance with the ISP recommendation, or by applying other conflicts resolution procedures set forth in Section B.2.

g)

Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C.	Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1.	Proxy Voting Process: Equity Securities
a)

The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.

1)

Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

◾	Name and ticker symbol of issuer;

◾	Percentage of the outstanding shares of the issuer held;

◾	The name(s) of the fund(s) or account(s) holding the securities;

◾	A summary of the proposal;

◾	The date of the shareholder meeting and the response deadline;

◾	Whether the proposal is being made by management or a shareholder;

◾	Management’s recommendation with respect to the proposal;

◾	The ISP recommendation with respect to the proposal;

◾	The reasoning behind the PM’s decision to recommend the override;

◾

Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

◾	Whether the PM has been contacted by an outside party regarding the vote.

2)

Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)

Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c)

When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2.	Proxy Voting Process: Fixed Income Securities

a)

The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of the Credit Research Group’s Recommendations.

1)

Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

◾	Name and ticker symbol of issuer;

◾	Percentages of the outstanding securities (equity and fixed income) of the issuer held;

◾	The name(s) of the fund(s) or account(s) holding the securities;

◾	A summary of the proposal;

◾	The date of the security holder meeting and the response deadline;

◾	Whether the proposal is being made by management or a security holder;

◾	Management’s recommendation with respect to the proposal;

o	The Credit Research Group recommendation with respect to the proposal;

o	The reasoning behind the PM’s decision to recommend the override;

o

Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

o	Whether the PM has been contacted by an outside party regarding the vote.

2)

Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c)

When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3.	Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a)

Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

b)

Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)

Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)

Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e)	Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4.	Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

5.	Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D.	U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds).

E.	PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F.	Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

An SEC Compliance Rule Policy and Procedures*

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to

Egan Jones Proxy Services (“Egan Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

•    The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

•    All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

•    The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

•    In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

•    The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

•    After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

•    The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

•    With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

•    The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

•    If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

•    The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

•    The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

•    The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

•    The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

•    The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

•    The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

•    The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

•    The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

•    At least annually, the Proxy Group will verify that:

o	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

o	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
o	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
o	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of January 2017

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Glass, Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area Glass Lewis. specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, Glass Lewis maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes Glass Lewis’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. Glass Lewis tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, Glass Lewis procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ViewPoint, Glass Lewis’ web-based application.

Vote Determination

Each day, Glass Lewis delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using Glass Lewis’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – Glass Lewis applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed Glass Lewis’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with Glass Lewis recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that

T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Updated December 2016

Wellington Management Company LLP

Global Proxy Policy and Procedures

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

◾	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

◾	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

◾	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 November 2016

Wellington Management

Global Proxy Voting Guidelines

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of our clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.

VOTING GUIDELINES

Composition and Role of the Board of Directors

•	Elect Directors:	Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Declassify Board of Directors:	For

•	Adopt Director Tenure/Retirement Age (SP):	Against

•	Adopt Director & Officer Indemnification:	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP):	Against

•	Require Board Independence:	For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent.	For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, with respect to local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director (SP):	Case-by-Case
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

•	Approve Directors’ Fees:	Case-by-Case

•	Approve Bonuses for Retiring Directors:	For

•	Approve Board Size:	For

•	Elect Supervisory Board/Corporate Assembly/Statutory Auditors: Case-by-Case

Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. We hold supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.

•	Majority Vote on Election of Directors (SP):	For

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

•	Adopt Proxy Access:	For
We generally support proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said,

we may vote against a proxy access proposal if it is shareholder-sponsored and it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms.

•	Contested Director Election:	Case-by-Case

Management Compensation

•	Adopt/Amend Stock Option Plans:	Case-by-Case

While we believe equity compensation helps align plan participants’ and shareholders’ interests, we will vote against plans that we find excessively dilutive or costly. Additionally, we will generally vote against plans that allow the company to reprice options without shareholder approval. We will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.

•	Adopt/Amend Employee Stock Purchase Plans:	Case-by-Case

We generally support employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, we typically vote against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.

•	Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

◾ Approve Remuneration Policy:		Case-by-Case

•	Approve compensation packages for named executive Officers:	Case-by-Case

•	Determine whether the compensation vote will occur every 1, 2 or 3 years:	1 Year

•	Exchange Underwater Options:	Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where we feel the board has already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.

•	Adopt a Clawback Policy (SP):	Case-by-Case

We believe that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, we may support shareholder proposals requesting that a company establish a claw- back provision if the company’s existing policies do not cover these circumstances.

Reporting of Results

•	Approve Financial Statements:	For

•	Set Dividends and Allocate Profits:	For

•	Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Approve Their Fees:	Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP):	Against
As an exception, we may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, we believe these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, we recognize that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Consequently, we may support plans that include:

–	(Shareholder approval requirement
–	(Sunset provision
–	(Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock:	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Establish Right to Call a Special Meeting:	For
A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.

•	Establish the Right to Act by Written Consent (SP):	Case-by-Case
We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.

•	Increase Supermajority Vote Requirement:	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision:	For

•	Adopt Confidential Voting (SP):	Case-by-Case

As an exception, we require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Increase Authorized Common Stock:	Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized, so long as the new authority respects preemption rights.. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition:	Case-by-Case

•	Approve Technical Amendments to Charter:	Case-by-Case

•	Opt Out of State Takeover Statutes:	For

•	Eliminate Multiclass Voting Structure (SP):	For
We believe that shareholders’ voting power should be reflected by their economic stake in a company.

Capital Structure

•	Authorize Share Repurchase:	For

•	Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring:	Case-by-Case

•	Issue Stock with or without Preemptive Rights:	Case-by-Case

•	Issue Debt Instruments:	Case-by-Case

Environmental and Social Issues		Case-by-Case

Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. We may support these proposals in situations where we believe that doing so will improve the prospects for long-term success of a company and investment returns. At a minimum, we expect companies to comply with applicable laws and regulations with regards to environmental and social standards.

Miscellaneous

•	Approve Other Business:	Against

•	Approve Reincorporation:	Case-by-Case

•	Approve Third-Party Transactions:	Case-by-Case

Dated: January 2016

Wells Capital Management

Policies and Procedures for Proxy Voting

I.	Introduction:

As a fiduciary, Wells Capital Management Inc. (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers’ Act”) which requires an investment adviser that exercises voting authority over clients’ proxies to adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best interests of clients and to provide clients with information about how their proxies are voted.

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law(e.g., securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap). Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares, or participate in time phased voting except when required by law. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on an independent third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting. Information regarding WellsCap’s proxy voting decisions are confidential. Therefore, the information may be shared on a need-to-know basis only, including within WellsCap and its affiliates.

Responsibilities

1.	Proxy Administrator
WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include Investment Risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	Individuals involved in the proxy voting and decision making process will seek advice from WellsCap Legal/and/or/Compliance with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters for guidance to the Committee as necessary.

4.	Third Parties
To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:
•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;
•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;
•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
•	Annual analysis and rationale for guideline amendments.

Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1.         Voting Guidelines. WellsCap, through its proxy voting agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’s Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2.         Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Management”) or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from Portfolio Management is essential in the decision-making process for providing recommendations to proxy voting matters. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be independently voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3.         Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4.         Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5.         Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, in the case where, Wells Fargo and/or WellsCap or its affiliates have a significant business relationship with the issuer of the proxy. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence WellsCap’s decision on the particular vote at issue. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS, as an independent third party, to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6.         Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

7.         Vendor Oversight: WellsCap Operations monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. The Proxy Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Compliance (Compliance does not vote on the proxies).

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

◾	A copy of these proxy voting policies and procedures;
◾	Proxy statements received for client securities (which will be satisfied by relying on ISS);
◾	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);
◾	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and
◾	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of six years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how WellsCap voted proxies on behalf of its client upon request. Clients may contact WellsCap at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Voting Members of WellsCap Proxy Committee

Jon Baranko-Director of Equity Investments

Jim Tringas- Equity Style Lead Manager

Bobby Chen- Investment Product Specialist

Robert Junkin- Equity Style Portfolio Analyst

John Hockers- Co-Head of Portfolio Risk Management and Analytics

Jennifer Vraney-Operations Manager

Consulting members of WellsCap Proxy Committee (Non-Voting)

Siobhan Foy- Chief Compliance Officer

Approved by the Proxy Committee: October, 2016

William Blair Investment Management, LLC

Domestic Proxy Voting Policy Statement and Procedures

February 1, 2017

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. and William Blair Investment Management, LLC (hereinafter collectively referred to as “William Blair”). It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBC and WBIM are registered investment advisers under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms. This policy is intended to comply with the applicable rules of the DOL and the SEC.

General Policy

William Blair shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair is not responsible for voting proxies it does not receive. However, William Blair will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, we will not be eligible to vote proxies for the portion of shares on loan.

William Blair shall adopt the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”)1 All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where we have implemented a client provided proxy voting policy, we will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with William Blair’s vote. In the case when nominee voting is not allowed it may be impractical for William Blair to participate in those particular votes.

William Blair does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. The Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

1 William Blair has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS’s website at: http://www.issgovernance.com/policy-gateway/20176-policy-information/.

Conflicts of Interest Policy

William Blair is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

◾	William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

◾	A William Blair principal or employee currently serves on the company’s Board of Directors.

◾	William Blair, its principals, employees and affiliates (including, without limitation, William Blair Capital

◾	Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

◾	The Company is a client of WBIM or the WBC Investment Management Department.

In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:

◾	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines.

◾	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by the Proxy Administrator.

Oversight of Proxy Administrator

William Blair shall provide reasonable oversight of the Proxy Administrator. In providing oversight, William Blair will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

1.       On at least an annual basis, the Proxy Committee will assess:

a.     the adequacy and quality of the proxy advisory firm’s staffing and personnel

b.     Assess whether the proxy advisory firm has robust policies and procedures that

i.         enable it to make proxy voting recommendations based on current and accurate information

ii.       identify and address conflicts of interest relating to its voting recommendations

2.       William Blair personnel responsible for administration of proxy voting shall periodically review a random sample of votes recommended by the Proxy Administrator to ensure they are consistent with the Voting Guidelines and report any inconsistencies to the Proxy Committee

3.       William Blair personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a material factual error, and, if so, William Blair shall investigate the error and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee

4.       William Blair personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part 2A.

William Blair Investment Management, LLC

2017 U.S. Concise Proxy Voting Guidelines

Effective for Meetings on or after February 1, 2017

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2017 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2017-policy-information/

Board of Directors:

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.7.	The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.10.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.11.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13.	The company maintains significant problematic pay practices;
1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.16.	The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

1.18.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

1.19.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
›	The level of impairment of shareholders’ rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.20.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.21.	Failure to replace management as appropriate; or
1.22.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company’s ownership structure and vote results;
›	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Overboarded Directors:

Generally vote against or withhold from individual directors who:

3.3.	Sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5]

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company’s current board leadership structure;
›	The company’s governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Capital

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay or “MSOP”) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:

›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[8] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[9] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.

6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

9 ISS research reports include realizable pay for S&P1500 companies.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
›	CIC payments with excise tax gross-ups (including “modified” gross-ups);
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans10 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;

10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;
›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.
›

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;

›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

APPENDIX G – Portfolio Holdings Disclosure Recipients

Service Providers

Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC.

•	Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers (with respect to the Portfolio(s) for which they provide services), for the Fund.

•	JPMorgan Chase Bank, N.A. and Brown Brothers Harriman & Co. in their capacity as custodians, and depositories utilized by the foregoing and BBH Infomediary.

•	Risk Metrics Group in its capacity as proxy service provider for Mason Street Advisors, LLC.

•	SunGard Data System Inc. in its capacity as provider of Code of Ethics compliance services.

•

Interactive Data Corp and its subsidiaries, Bloomberg L.P., Thomson Reuters and JPMorgan Pricing Direct Inc., and Telekurs Financial, Trade Web Group, LLC and Markit Group, Ltd. in their respective capacities as providers of pricing services and, in the case of Bloomberg L.P., order management and portfolio compliance services.

•	Brown Brothers Harriman & Co. in its capacity as international fund accountant.

•	PAS/State Street in its capacity as a provider of the fund accounting system used for the Fund.

•	FactSet Research Systems, Inc. and POINT® in connection with conducting attribution analyses on the Mason Street Advisors, LLC advised Portfolios.

•	Xcitek Solutions Plus in its capacity as a provider of corporate actions information and services.

•	Fidelity Actions Exchange, Inc.

The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:

•

The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period, or as requested or necessary from time to time to fulfill their duties to the Series Fund.

•	Pricewaterhouse Coopers LLP in its capacity as independent auditors for the Fund, at the Fund’s semi-annual and annual periods, generally within two weeks following the end of the each such period.

•

Global Trade Analytics LLC in connection with evaluating the quality and cost of trade execution of the Portfolio transactions for the Mason Street Advisors, LLC advised Portfolios and the sub-advised Portfolios, on a monthly basis, provided after the close of business on the last day of each month.

•

Financial writers utilized to assist in the preparation of fund advertising and reporting materials, on a quarterly, semi-annual and annual basis, generally within one week following the end of each such period.

•	Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period.

•

Candidates to serve as sub-advisers to one or more Portfolios in connection with a candidate search initiative, and sub-advisers appointed by MSA (but not yet effective) as part of the transition to a new sub-adviser.

•	Brokers in connection with proposed or anticipated program trades for the Fund’s Index Portfolios.

•	ZENO Consulting Group, Inc. in connection with Portfolio transition analysis for the sub-advised Portfolios.

Investment Professionals

The following Investment Professionals have access to portfolio holdings information on an ongoing basis:

None

Lending Parties

None.

PART C

OTHER INFORMATION

Item 28. Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(a)	Articles of Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 1983	EX-99.B1 to Form N-1A Post-Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(b)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 3, 1993	EX-99.B1(a) to Form N-1A Post-Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(c)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999 and filed with the State of Maryland on February 11, 1999	Exhibit A(1) to Form N-1A Post-Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(a)1(d)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001 and filed with the State of Maryland on May 4, 2001	Exhibit A(1) to Form N-1A Post-Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(a)1(e)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on November 7, 2002 and filed with the State of Maryland on January 31, 2003	Exhibit A(1) to Form N-1A Post-Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(f)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003 and filed with the State of Maryland on February 7, 2003	Exhibit A(2) to Form N-1A Post-Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(g)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on August 3, 2006 and filed with the State of Maryland on February 2, 2007	Exhibit (a)1(g) to Form N-1A Post-Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(h)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 21, 2007 and filed with the State of Maryland on February 22, 2007	Exhibit (a)1(h) to Form N-1A Post-Effective Amendment No. 30 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(i)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 25, 2007	Exhibit (a)1(i) to Form N-1A Post-Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(a)1(j)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 7, 2008	Exhibit (a)1(j) to Form N-1A Post-Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

C – 1

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(k)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 2010.	Exhibit (a)1(k) to Form N-1A Post-Effective Amendment No. 40 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2011
(a)1(l)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 15, 2013	Exhibit (a)1(1) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(m)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 5, 2013	Exhibit (a)1(m) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(n)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on March 10, 2015	Exhibit (a)1(n) to Form N-1A Post-Effective Amendment No. 58 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2015
(a)1(o)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 1, 2016	Exhibit (a)1(o) to Form N-1A Post-Effective Amendment No. 62 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2016
(a)1(p)	Certificate of Correction filed with the State of Maryland on July 27, 2015	Exhibit (a)1(o) to Form N-1A Post-Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(b)1(a)	Amended and Restated By-Laws of Northwestern Mutual Series Fund, Inc. adopted on August 5, 2004	Exhibit (b)1(j) to Form N-1A Post-Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(b)1(b)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated May 4, 2006	Exhibit (b)1(k) to Form N-1A Post-Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(b)1(c)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 6, 2008	Exhibit (b)1(l) to Form N-1A Post-Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(b)1(d)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 16, 2011	Exhibit (b)1(m) to Form N-1A Post-Effective Amendment No. 46 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2012
(b)1(e)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated December 31, 2014	Exhibit (b)1(e) to Form N-1A Post-Effective Amendment No. 57 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2015
(b)1(f)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 19, 2015	Exhibit (b)1(f) to Form N-1A Post-Effective Amendment No. 61 for Northwestern Mutual Series Fund, Inc. filed on February 19, 2016
(b)1(g)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 16, 2016	Exhibit (b)1(g) to Form N-1A Post-Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016
(d)1(a)	Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012	Exhibit (d)1(i) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)1(b)	Amended Exhibit A to the Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012, as amended November 15, 2013	Exhibit (d)1(j) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013

C – 2

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(a)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Fiduciary Management, Inc. (on behalf of the Large Cap Blend Portfolio) dated August 9, 2012	Exhibit (d)2(dd) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)2(b)(1)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Delaware Management Company (on behalf of the Domestic Equity Portfolio) dated August 9, 2012	Exhibit (d)2(ee) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)2(b)(2)	Assignment and Assumption of Investment Sub-Advisory Agreement between Delaware Management Company and Delaware Investments Fund Advisers (on behalf of the Domestic Equity Portfolio) dated August 8, 2013	Exhibit (d)2(rr) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(b)(3)	Restated Investment Advisory Agreement between Mason Street Advisors, LLC and Delaware Investments Fund Advisers (on behalf of the Domestic Equity Portfolio) dated August 8, 2013	Exhibit (d)2(ss) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(c)	Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the Small Cap Value, Equity Income and Short-Term Bond Portfolio) dated November 30, 2016	Exhibit (d)2(c) to Form N-1A Post-Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016
(d)2(d)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Pacific Investment Management Company LLC (on behalf of the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios) dated November 30, 2016	Exhibit (d)2(d) to Form N-1A Post-Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016
(d)2(e)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Loomis, Sayles & Company, L.P. (on behalf of the Focused Appreciation Portfolio) dated May 13, 2015	Exhibit (d)2(i) to Form N-1A Post-Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(d)2(f)	Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and FIAM LLC (on behalf of the International Growth Portfolio) dated May 11, 2016	Exhibit (d)2(f) to Form N-1A Post-Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016
(d)2(g)(1)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Massachusetts Financial Services Company (on behalf of the Research International Core Portfolio) dated May 9, 2013	Exhibit (d)2(ll) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013

C – 3

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(g)(2)	Amendment to Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Massachusetts Financial Services Company (on behalf of the Research International Core Portfolio) dated May 11, 2016	Exhibit (d)2(g)(2) to Form N-1A Post-Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016
(d)2(h)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Templeton Investment Counsel, LLC (on behalf of the International Equity Portfolio) dated May 9, 2013	Exhibit (d)2(mm) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(i)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and The Boston Company Asset Management, LLC (on behalf of the Growth Stock Portfolio) dated February 22, 2017	Filed herewith
(d)2(j)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Fayez Sarofim & Co. (on behalf of the Large Cap Core Stock Portfolio) dated May 9, 2013	Exhibit (d)2(oo) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(k)(1)	Assignment and Assumption of Investment Sub-Advisory Agreement between William Blair & Company, L.L.C. and William Blair Investment Management, LLC (on behalf of the Mid Cap Growth Stock Portfolio) dated October 1, 2015	Exhibit (d)2(p) to Form N-1A Post-Effective Amendment No. 61 for Northwestern Mutual Series Fund, Inc. filed on February 19, 2016
(d)2(k)(2)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and William Blair Investment Management, LLC (on behalf of the Mid Cap Growth Stock Portfolio) dated February 22, 2017	Filed herewith
(d)2(l)(1)	Assignment and Assumption of Investment Sub-Advisory Agreement between Wellington Management Company, LLP and Wellington Management Company LLP (on behalf of the Small Cap Growth Stock Portfolio) dated December 31, 2014	Exhibit (d)2(p) to Form N-1A Post-Effective Amendment No. 57 for Northwestern Mutual Series Fund, Inc. filed on February, 20, 2015
(d)2(l)(2)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Wellington Management Company LLP (on behalf of the Small Cap Growth Stock Portfolio) dated February 22, 2017	Filed herewith
(d)2(m)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and American Century Investment Management, LLC (on behalf of the Large Company Value, Mid Cap Value and Inflation Protection Portfolios) dated August 8, 2013	Exhibit (d)2(uu) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013

C – 4

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(n)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and BlackRock Advisors, LLC (on behalf of the Government Money Market Portfolio) dated November 30, 2016	Exhibit (d)2(n) to Form N-1A Post-Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016
(d)2(o)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Wells Capital Management, Inc. (on behalf of the Select Bond Portfolio) dated November 30, 2016	Exhibit (d)2(o) to Form N-1A Post-Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016
(d)2(p)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Aberdeen Asset Managers Limited (on behalf of the Emerging Markets Equity Portfolio) dated November 30, 2016	Exhibit (d)2(p) to Form N-1A Post-Effective Amendment No. 65 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2017
(d)2(q)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Federated Investment Management Company (on behalf of the High Yield Bond Portfolio) dated August 6, 2014	Exhibit (d)2(s) to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(g)1(a)	Form of Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio and the Small Cap Growth Stock Portfolio) and The Chase Manhattan Bank	Exhibit G(8)(a) to Form N-1A Post-Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(g)1(b)	Form of amendment to domestic Custodian Agreement between The Chase Manhattan Bank and Northwestern Mutual Series Fund, Inc. (on behalf of the Small Cap Value Portfolio, International Growth Portfolio, Asset Allocation Portfolio and the Domestic Equity Portfolio)	Exhibit G(1) to Form N-1A Post-Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(g)1(c)	Amendment No. 1 to Domestic Custody Agreement between JPMorgan Chase Bank, N.A., as successor in interest to The Chase Manhattan Bank, and Northwestern Mutual Series Fund, Inc. dated August 6, 2009	Exhibit (g)1(c) to Form N-1A Post-Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(g)1(d)	Second Amendment to Domestic Custody Agreement between JPMorgan Chase Bank, N.A., as successor in interest to The Chase Manhattan Bank, and Northwestern Mutual Series Fund, Inc. dated June 11, 2010.	Exhibit (g)1(d) to Form N-1A Post-Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(g)1(e)	Third Amendment to Domestic Custody Agreement between JPMorgan Chase Bank, N.A., as successor in interest to The Chase	Exhibit (g)1(e) to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014

C – 5

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
Manhattan Bank, and Northwestern Mutual Series Fund, Inc. (on behalf of Select Bond Portfolio and Balanced Portfolio) dated September 25, 2014
(g)1(f)	Global Custody Rider to Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. and JPMorgan Chase Bank, N.A., as successor in interest to The Chase Manhattan Bank, (on behalf of the Large Company Value Portfolio, Equity Income Portfolio, Mid Cap Value Portfolio, Small Cap Value Portfolio and Inflation Protection Portfolio) effective October 14, 2009	Exhibit (g)1(d) to Form N-1A Post-Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(g)1(g)	First Amendment to the Global Custody Rider to Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. and JPMorgan Chase Bank, N.A. dated June 11, 2010	Exhibit (g)1(f) to Form N-1A Post-Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(g)1(h)	Fifth Amendment to the Global Custody Rider to Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. and JPMorgan Chase Bank, N.A. dated August 8, 2013	Exhibit (g)1(g) to Form N-1A Post-Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(g)1(i)	Sixth Amendment to the Global Custody Rider to Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. and JPMorgan Chase Bank, N.A. (on behalf of Select Bond Portfolio, Short-Term Bond Portfolio and High Yield Bond Portfolio) dated September 25, 2014	Exhibit (g)1(i) to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(g)2(a)	Foreign Custodian Agreement Between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated March 31, 1997	Exhibit (g)3(a) to Form N-1A Post-Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)2(b)	Form of amendment to foreign Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc.	Exhibit G(3) to Form N-1A Post-Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(g)2(c)	Amendment to the Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated May 1, 2003	Exhibit (g)3(c) to Form N-1A Post-Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)2(d)	Appendix A to the Custodian Agreement between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co. dated as of October 31, 2014	Exhibit (g)2(d) to Form N-1A Post-Effective Amendment No. 57 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2015

C – 6

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(g)2(e)	Foreign Custody Manager Delegation Agreement and Appendix “A” thereto, between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co., dated March 31, 1997	Exhibit (h)3(a) to Form N-1A Post-Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)2(f)	Form of amendment to Delegation Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc. (on behalf of the Mid Cap Value Portfolio, the Focused Appreciation Portfolio and the Equity Income Portfolio)	Exhibit H(1) to Form N-1A Post-Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(g)2(g)	Appendix A to the Foreign Custody Manager Delegation Agreement between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co. dated as of October 31, 2014	Exhibit (g)2(g) to Form N-1A Post-Effective Amendment No. 57 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2015
(g)2(h)	Class Actions Services Agreement between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co. dated August 22, 2012	Exhibit (g)3(i) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(g)2(i)	Schedule 1 to the Class Action Services Agreement between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co. dated as of October 31, 2014	Exhibit (g)2(i) to Form N-1A Post-Effective Amendment No. 57 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2015
(h)1(a)	License Agreement between Standard & Poor’s Corporation and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio), dated February 19, 1999	Exhibit H(9) to Form N-1A Post-Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(h)1(b)	Form of License Agreement between Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 600 Stock Portfolio), dated April 27, 2007	Exhibit (h)1(b) to Form N-1A Post-Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(h)2(a)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to Certain Portfolios of Northwestern Mutual Series Fund, Inc. dated March 1, 2017	Filed herewith
(h)2(b)	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated March 1, 2017	Filed herewith
(i)	Opinion and Consent of Counsel	Filed herewith
(j)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(p)1	Personal Trading Policy Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated June 30, 2015	Exhibit (p)1 to Form N-1A Post-Effective Amendment No. 61 for Northwestern Mutual Series Fund, Inc. filed on February 19, 2016
(p)2	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective June 3, 2013	Exhibit (p)1(h) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013

C – 7

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)3	Franklin Templeton Investments Code of Ethics revised May 2012	Exhibit (p)5(h) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)4	American Century Investments Code of Ethics revised in 2011	Exhibit (p)7(c) to Form N-1A Post-Effective Amendment No. 42 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2011
(p)5	MFS Investment Management Code of Ethics Policy effective October 31, 2016	Filed herewith
(p)6	PIMCO Code of Ethics effective January 2013	Exhibit (p)9(d) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)7	Delaware Investments Code of Ethics effective January 1, 2013	Exhibit (p)11(b) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)8	Fiduciary Management, Inc. Code of Ethics effective October 31, 2009	Exhibit (p)12(a) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(p)9(a)	The Bank of New York Mellon Corporation Code of Conduct (parent to The Boston Company Asset Management, LLC) effective March 2012	Exhibit (p)13(a) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)9(b)	The Bank of New York Mellon Corporation Personal Securities Trading Policy (parent to The Boston Company Asset Management, LLC) effective May 29, 2012	Exhibit (p)13(b) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)10(a)	Fayez Sarofim & Co. Code of Ethics – Supervised Persons effective June 14, 2012	Exhibit (p)14(a) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)10(b)	Fayez Sarofim & Co. Code of Ethics – Non-Employees effective March 31, 2012	Exhibit (p)14(b) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)11	William Blair Investment Management, LLC Code of Ethics effective July 1, 2015	Exhibit (p)11 to Form N-1A Post-Effective Amendment No. 61 for Northwestern Mutual Series Fund, Inc. filed on February 19, 2016
(p)12	Wellington Management Company LLP Code of Ethics effective July 1, 2016	Filed herewith
(p)13	BlackRock Advisors, LLC Code of Business Conduct and Ethics effective July 21, 2014	Exhibit (p)14 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)14	BlackRock Advisors, LLC Personal Trading Policy effective October 1, 2014	Exhibit (p)15 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)15	Wells Capital Management, Inc. Joint Code of Ethics and Policy on Personal Securities Transactions and Trading on Insider Information effective April 24, 2014	Exhibit (p)16 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014

C – 8

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)16	Federated Investment Management Company Code of Business Conduct and Ethics effective July 25, 2013	Exhibit (p)17 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)17	Federated Investment Management Company Code of Ethics for Access Persons effective September 30, 2012	Exhibit (p)18 to Form N-1A Post-Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)18	Loomis, Sayles & Company, L.P. Code of Ethics as amended June 2, 2015	Exhibit (p)18 to Form N-1A Post-Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(p)19	Loomis, Sayles & Company, L.P. Identifying and Managing Conflicts of Interest Policies and Procedures effective May 2015	Exhibit (p)19 to Form N-1A Post-Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(p)20	FIAM LLC Code of Ethics for Personal Investing effective February 21, 2017	Filed herewith
(p)21	Aberdeen Asset Managers Limited Code of Ethics Policy effective May 1, 2016	Exhibit (p)21 to Form N-1A Post-Effective Amendment No. 65 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2017
(q)	Power of Attorney	Filed herewith

Item 29.	Persons Controlled by or under Common Control with Registrant

Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts (either directly or indirectly) created pursuant to Wisconsin insurance laws. The separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant’s shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts (either directly or indirectly through one or more of the Registrant’s investment portfolios operating as an affiliated fund of funds) control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote any shares of the Registrant that are held as general assets in the same proportions as the shares for which voting instructions are received. Additionally, shares of the Registrant held by its investment portfolios operating as an affiliated fund of funds are also voted in the same proportion as the shares for which Northwestern Mutual receives voting instructions.

The subsidiaries of Northwestern Mutual, as of April 3, 2017, as well as their jurisdiction of incorporation and Northwestern Mutual’s direct or indirect ownership percentage, are set forth below.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of April 3, 2017)

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
LearnVest Inc. (2)	Delaware	NM Planning, LLC	100.00
LearnVest Planning Services, LLC(2)	Delaware	LearnVest, Inc.	100.00

C – 9

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Northwestern Mutual Capital Limited(2)	United Kingdom	The Northwestern Mutual Life Insurance Company	100.00
Mason Street Advisors, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Management Company, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Wealth Management Company(2)	United States	The Northwestern Mutual Life Insurance Company	100.00
All Other Subsidiaries
1838938 Alberta Ltd. (2)	Canada	The Northwestern Mutual Life Insurance Company	100.00
31 Ogden, LLC(2)	Delaware	Juleen, LLC	100.00
3412 Exchange, LLC(2)	Delaware	NM Imperial, LLC	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Condominium Association, Inc. (2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Parking, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Retail, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
AFE Brentwood Park, LLC(2)	Delaware	Cortona Holdings, LLC	100.00
Amber, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
AMLI at Perimeter Gardens, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	NM Imperial, LLC	100.00
Artisan Garden Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Baraboo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Bayridge, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00

C – 10

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Bishop Square, LLC(2)	Delaware	NM BSA, LLC	100.00
Bradford II SPE, LLC(2)	Delaware	C – Land Fund, LLC	100.00
Bradford, Inc.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Bradford Master Association Inc. (2)	North Carolina	C – Land Fund, LLC	100.00
Burgundy, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
C – Land Fund, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Chateau, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Chelsea Ventures, LLC(2)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
Coral, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Cortona Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	C – Land Fund, LLC	100.00
Crosland Greens, LLC(2)	North Carolina	C – Land Fund, LLC	100.00
CWS Lemmon Resources, LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Dortmund, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Fairfield West Deer Park LLC(2)	Delaware	NM Imperial, LLC	100.00
FB #2, LLC(2)	Maryland	Chelsea Ventures, LLC	100.00
GRO, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
GRO-SUB, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hamptons PBG, L.P. (2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hazel, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Higgins, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hobby, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hollenberg 1, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00

C – 11

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Juleen, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Klode, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	Hobby, Inc.	100.00
Logan, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Maroon, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Mason & Marshall, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	NM Imperial, LLC	100.00
Model Portfolios, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Nicolet, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
NM BSA, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Cancer Center GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM DFW Lewisville, LLC(2)	Delaware	NM Majestic Holdings, LLC	100.00
NM Gen, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM GP Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	Bradford, Inc.	100.00
NM Imperial, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Investment Holdings, LLC.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Lion, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Majestic Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Neptune, LLC(2)	Delaware	NM Regal, LLC	100.00
NM Planning, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM RE Funds, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Regal, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM Twin Creeks GP, LLC(2)	Delaware	NM Imperial, LLC	100.00

C – 12

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NM-Hemlock, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Pulse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Skye, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NML Development Corporation(2)	Delaware	NML Securities Holdings, LLC	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NML Securities Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NMRM Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
North Van Buren, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Northwestern Ellis Company(2)	Nova Scotia	Coral, Inc.	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	Northwestern Mutual Capital GP II, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	Northwestern Mutual Capital GP II LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00

C – 13

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase I, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NWM ZOM GP, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Olive, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Osprey Links Golf Course, LLC(2)	Delaware	Osprey Links, LLC	100.00
Osprey Links, LLC(2)	Delaware	NM Imperial, LLC	99.00
		RE Corp	1.0
Park Ridge Corporate Center, LLC(2)	Delaware	NM Imperial, LLC	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	NM Imperial, LLC	100.00
Piedmont Center, 15 LLC(2)	Delaware	NM Imperial LLC	100.00
Promenade at Clifton LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
RE Corp.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	Hobby, Inc.	100.00
Russet, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Scotty, LLC(2)	Delaware	Hobby, Inc.	5.66
		Maroon, Inc.	62.26
		North Van Buren, Inc.	4.61
		Stadium and Arena Management, Inc.	27.47
Solar Resources, Inc.(2)	Wisconsin	NML Real Estate Holdings, LLC	100.00
Stadium and Arena Management, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Tapestry Condominium Owners Association, Inc. (2)	Tennessee	The Northwestern Mutual Life Insurance Company	100.00
Trade Street Associates I, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Tupelo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00

C – 14

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Two Con Holdings, LLC(2)	Delaware	Bishop Square, LLC	100.00
Two Con SPE, LLC(2)	Delaware	Two Con Holdings, LLC	100.00
Two Con, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
Walden OC, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Warren Corporate Center, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.00
		Olive, Inc.	1.0
West Huron Joint Venture(2)	Washington	NM Imperial, LLC	99.00
		Burgundy, LLC	1.0
White Oaks, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2016, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.

(2)	Subsidiary included in the consolidated financial statements.

(3)

Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of : Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 30.	Indemnification

Article IX of Registrant’s by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. In addition to indemnification pursuant to the Registrant’s by-laws, the Registrant’s directors may in certain circumstances be eligible for indemnification by Northwestern Mutual. Pursuant to action by the Northwestern Mutual trustees, and in accordance with the by-laws of Northwestern Mutual, indemnification by Northwestern Mutual is extended to directors of the Registrant against all reasonable expenses in a successful defense in a proceeding, and liability incurred in a proceeding to which such person was a party because he or she is or was a director of the Registrant. Indemnification is not available if liability was incurred because the director breached or failed to perform a duty owed to Registrant and the breach or failure to perform constituted any of the following: (a) a willful failure to deal fairly with Registrant or its stockholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law unless the director had reasonable cause to

C – 15

believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (c) a transaction in which the director derived an improper personal benefit; or (d) willful misconduct. Determination of rights to such indemnification is pursuant to the procedures set forth in Northwestern Mutual’s by-laws. The directors are covered under a directors and officers liability insurance policy in the name of the Series Fund. It is in the amount of $25 million ($15 million primary layer and a $10 million secondary layer), with a $500,000 deductible. The cost of the insurance is paid by the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.	Business and Other Connections of Investment Adviser

Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

Information regarding the business and other connections of each sub-adviser, and its officers and directors is set forth in each sub-adviser’s current Form ADV filed with the Securities and Exchange Commission. The chart below sets forth each sub-adviser and their respective SEC file number.

Sub-adviser	SEC Number
American Century Investment Management, Inc.	801-8174
Massachusetts Financial Services Company	801-17352
T. Rowe Price Associates, Inc.	801-856
Pacific Investment Management Company LLC	801-48187
Templeton Investment Counsel, LLC	801-15125
Fiduciary Management, Inc.	801-15146
Delaware Management Company, a Series of Delaware Management Business Trust	801-32108
The Boston Company Asset Management, LLC	801-6829
Fayez Sarofim & Co.	801-1725
William Blair Investment Management, LLC	801-80640
Wellington Management Company LLP	801-15908
Wells Capital Management, Inc.	801-64341
Federated Investment Management Company	801-34612
BlackRock Advisors, LLC	801-47710
Loomis, Sayles & Company, L.P.	801-170
FIAM LLC	801-63658
Aberdeen Asset Managers Limited	801-75074

Item 32.	Principal Underwriters

Not applicable.

Item 33.	Location of Accounts and Records

Pursuant to the investment advisory agreement, MSA, the Registrant’s adviser, provides or arranges with Northwestern Mutual, its affiliate, for the provision of facilities and personnel for maintaining the

C – 16

Registrant’s books and records. Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR §§ 270-31a-1 to 31a-3 promulgated thereunder, is kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual, except for records held and maintained by Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 and J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, relating to their respective functions as custodians.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 28th day of April, 2017.

NORTHWESTERN MUTUAL SERIES FUND, INC.
(Registrant)

By:	/s/ KATE M. FLEMING
Kate M. Fleming, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ KATE M. FLEMING	President and	April 28, 2017
Kate M. Fleming	Principal Executive Officer

/s/ TODD M. JONES	Vice President, Chief	April 28, 2017
Todd M. Jones	Financial Officer and Treasurer

/s/ BARBARA E. COURTNEY	Controller and	April 28, 2017
Barbara E. Courtney	Chief Accounting Officer

/s/ MIRIAM M. ALLISON*	Director	April 28, 2017
Miriam M. Allison

/s/ CHRISTY L. BROWN*	Director	April 28, 2017
Christy L. Brown

/s/ WILLIAM J. GERBER*	Director	April 28, 2017
William J. Gerber

/s/ GAIL L. HANSON*	Director	April 28, 2017
Gail L. Hanson

/s/ ROBERT H. HUFFMAN III*	Director	April 28, 2017
Robert H. Huffman III

/s/ DAVID RIBBENS*	Director	April 28, 2017
David Ribbens

/s/ DONALD M. ULLMANN*	Director	April 28, 2017
Donald M. Ullmann

/s/ RONALD P. JOELSON	Director	April 28, 2017
Ronald P. Joelson

*By /s/ KATE M. FLEMING
Kate M. Fleming, Attorney in Fact, pursuant to the Power of Attorney filed herewith

C – 18

EXHIBIT INDEX

Exhibit No.	Exhibit
(d)2(i)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and The Boston Company Asset Management, LLC (on behalf of the Growth Stock Portfolio) dated February 22, 2017
(d)2(k)(2)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and William Blair Investment Management, LLC (on behalf of the Mid Cap Growth Stock Portfolio) dated February 22, 2017
(d)2(l)(2)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Wellington Management Company LLP (on behalf of the Small Cap Growth Stock Portfolio) dated February 22, 2017
(h)2(a)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to Certain Portfolios of Northwestern Mutual Series Fund, Inc. dated March 1, 2017
(h)2(b)	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated March 1, 2017
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(p)5	MFS Investment Management Code of Ethics Policy effective October 31, 2016
(p)12	Wellington Management Company LLP Code of Ethics effective July 1, 2016
(p)20	FIAM LLC Code of Ethics for Personal Investing effective February 21, 2017
(q)	Power of Attorney

C – 19